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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-05371

Russell Investment Funds

(Exact name of registrant as specified in charter)

1301 2nd Avenue 18th Floor, Seattle Washington 98101
(Address of principal executive offices) (Zip code)

Mary Beth R. Albaneze, Secretary and Chief Legal Officer
1301 2nd Avenue

18th Floor
Seattle, Washington 98101
206-505-4846

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-787-7354

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 to December 31, 2016

Item 1. Reports to Stockholders

2016 ANNUAL REPORT

Russell Investment Funds

DECEMBER 31, 2016

FUND

Russell Investment Funds

Russell Investment Funds is
a series investment company
with nine different investment
portfolios referred to as Funds.
These financial statements report
on five of these Funds.

Russell Investment Funds

Annual Report

December 31, 2016

Table of Contents

Russell Investment Funds

Copyright © Russell Investments 2017. All rights reserved.

Russell Investments’ ownership is composed of a majority stake held by funds managed by TA Associates with minority stakes held by funds managed by Reverence Capital Partners and Russell Investments’ management.

Frank Russell Company is the owner of the Russell trademark contained in this material and all trademark rights related to the Russell trademarks, which the members of the Russell Investment group of companies are permitted to use under license from Frank Russell Company. The members of the Russell Investments group of companies are not affiliated in any manner with Frank Russell Company or any entity operation under the “FTSE RUSSELL”
brand.

Fund objectives, risks, charges and expenses should be carefully considered before in-
vesting. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Investments Financial Services, LLC, member FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

To Our Shareholders

Fellow Shareholder,

2016 goes down as a year of great restlessness, and certainly a bruising year for forecasters. To call the political landscape restive seems understated, but for all the referendums, coups and national elections, the markets remained orderly, delivering returns right down the middle of the road. In fact, you might say that it was a remarkably positive result in view of how plausible major market sell offs would have been!

With record stock market highs, why the rattled nerves? Our current climate appears increasingly unconventional, and delivering returns moving forward could prove increasingly challenging, especially in the U.S. where corporate profits are thinning out and interest rates are likely to continue on an upward trajectory. Following the Federal Reserve’s decision to raise interest rates in December 2016, our global team of market strategists continues to keep a close eye on two possible hikes in 2017, supported by the modest economic growth and a gradual firming in inflation we’ve seen this year. The numbers from the U.S. labor market in 2016 remained healthy, and showed no signs of imbalances in business investment.
We are, however, keeping a close eye on warning signs stemming from the corporate sector, including a troubling rise in corporate leverage throughout 2016. U.S. corporate earnings appear to have bottomed, while the most recent earnings growth was positive but tepid. While our team still has an underweight U.S. equities view, their modeling shows only a modest risk of recession, and they continue with a ‘buy-the-dips and sell-the-rallies’ investment strategy.

At the same time, change is inseparable with opportunity. Our strategists and portfolio managers work diligently to ensure that portfolios are well positioned to take advantage of new opportunities, while seeking to avoid as much of the downside risk as possible. If bond yields rise, if inflation increases in some regions while deflation occurs elsewhere, a dynamic investment process can respond. We also are active currency investors in certain portfolios, looking to see if the U.S. dollar will test previous highs or whether the British pound remains at risk, as investors focus on the full implications of Brexit’s implementation.

We believe more than ever that securing your desired investment outcomes takes a dynamic process, comprehensive asset class coverage, and the tools required to identify and manage risk. But as important as that contribution can be, we also believe it’s never been more vital for shareholders to have solid, long-term financial plans, realistic goals, and regular check-ins with personal financial advisors. The following pages provide additional insights on the markets and the performance of Russell Investments Funds (RIF) for the fiscal year ending December 31, 2016.

Thank you for your continued trust. As always, our purpose at Russell Investments is to improve the financial security of people like you. We take that purpose very seriously.

Best regards,

Len Brennan

Chief Executive Officer, Russell Investments

To Our Shareholders 3

Russell Investment Funds

Market Summary as of December 31, 2016 (Unaudited)

U.S. Equity Markets
Broadly measured by the Russell 3000® Index, U.S. stocks returned 12.74% for the one year period which is the eighth straight year that the Russell 3000® Index has finished with a positive absolute return. The Russell 3000® Index finished with a positive absolute return in nine of the year’s twelve months.

Within U.S. large capitalization stocks, factors that were rewarded during the fiscal year included low price-to-earnings, low price-to-book and low price-to-cash flow ratios, and high dividend yield. Factors that trailed the market included high forecasted growth, positive price momentum, and rising earnings estimates. Additionally, dynamic stocks outperformed defensive stocks within the Russell 1000® Index although defensive led dynamic within the Russell 2000® Index. From a sector perspective, energy, telecommunication services, and financials outperformed the Russell 1000® Index by 14.5%,
11.9%, and 9.3%, respectively. Sectors that failed to find traction during the one year period were health care, consumer staples, and real estate, which trailed the Russell 1000® Index by 15.0%, 6.4%, and 6.3%, respectively.

The Russell 3000® Index ended the January through March period of 2016 with a positive absolute return of 0.97%
although the quarter was defined by two very distinct periods. The first half of the quarter was characterized by slowing growth in China coupled with an ongoing commodities rout (especially in oil), which created significant market volatility and substantial risk-off sentiment. Interest rate sensitive sectors and traditional non-cyclical sectors such as utilities, consumer staples, and real estate investment trusts (“REITs”) were big outperformers and traded at an unusual valuation premium to the broader market. However, in the latter part of the quarter there was a rebound in the traditional cyclical areas of the market driven in part by more dovish rhetoric from the U.S. Federal Reserve (the “Fed”) alongside oil price stabilization. Gross domestic product (“GDP”) growth from the fourth quarter of 2015 was revised upward to 1.4% (quarter-
over-quarter). Nonfarm payrolls rose by 242,000 in February and the core inflation rate (2.3% year-over-year in February)
was slightly above expectations of 2.2%. However, at the first quarter Federal Open Market Committee (“FOMC”) meeting,
Fed Chair Yellen explained that even though domestic “economic forecasts have not changed much since December”, this was being overshadowed by “global economic and financial developments”, posing a risk to growth. As a result, FOMC
“dots” reduced to two the number of likely interest rate hikes in 2016 down from four earlier in the year.

The Russell 3000® Index finished with a positive absolute return of 2.63% in the April through June quarter. The U.S.
equity market gained over the period despite the U.K. Brexit referendum on European Union membership. The U.K.’s decision to potentially leave the EU threw worldwide markets into turmoil during the month of June. This caused valuations to become even more stretched within utilities, REITs and consumer staples stocks and was a catalyst for discussion about what some in the industry called a “low volatility bubble.” The final revision to first quarter GDP growth was upward to
1.1%, beating consensus estimates of 1.0%. However, a weak May U.S. jobs report came out in early June with non-farm payrolls advancing by only 38,000 versus the 164,000 expected and this reduced expectations about Fed rate hikes.
Inflation also continued to remain below target at 1.0% year-over-year, while retail sales were up 2.5% year-over-year in
May. Mixed U.S. economic data, combined with global uncertainties, caused the Fed to take a more dovish stance relating to increasing interest rates over the intermediate term.

During the third quarter, the Russell 3000® Index rose 4.4%, as the recession fears that characterized the end of the second quarter began to dissipate. The Fed ended the latest round of deliberations on whether to raise rates, with a hawkish hold.
This, combined with moderately favorable economic data and second quarter earnings reports, caused low volatility stocks to underperform while banks and technology stocks outperformed. The final revision for second quarter GDP growth was increased to 1.4% quarter-over-quarter. U.S. retail sales cooled over the period, declining 0.3% month-over-month in the latest reading for August. The non-farm payrolls numbers reported during the quarter impressed markets, increasing by a robust 406,000 over July and August combined, which beat consensus estimates of 360,000. The FOMC left interest rates unchanged at 0.5%, but strongly signalled that “the case for an increase in the federal funds rate has strengthened.” While signalling that a rate hike was likely in the months ahead, Fed officials lowered their economic growth forecast and trimmed the number of rate hikes they foresaw in 2017 from three to two.

4 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2016, continued — (Unaudited)

The Russell 3000® Index closed out 2016 on a strong note returning 4.21% for the fourth quarter. Most of the positive return for the quarter came in November and December with the Russell 3000® Index returning 4.48% and 1.95%, respectively. In early November, non-farm payroll growth for October was reported at 161,000 which was below consensus of 178,000 although was generally considered strong enough for a Fed rate increase in December. Reported October non-
farm payroll growth combined with the President-elect’s plan to provide potential fiscal stimulus, including infrastructure spending, caused certain industries to react favorably in November, most notably banks, which outperformed the Russell
3000® Index by over 13.50%. Leveraged industries that are seen as bond substitutes due to high dividend yields, such as electric utilities and REITs, underperformed the Russell 3000® Index by 10.88% and 7.54%, respectively. In mid-
December, the Fed raised short term interest rates for the second time since the global financial crisis. This did not result in a significant market reaction because the increase had been expected by the market and November non-farm payroll growth was reported 8,000 above consensus at 178,000. Fed officials emphasized that they intend to raise interest rates gradually, and only if economic growth continues to materialize into 2017.

Non-U.S. Developed Equity Markets
For the fiscal year ended December 31, 2016, the developed non-U.S. equity market, as measured by the Russell
Developed ex-U.S. Large Cap® Index (the “Index”), was up 2.33%. The fiscal year saw a number of macroeconomic events cause market volatility, the significant drivers of which were the U.S. Federal Reserve (the “Fed’) rate hike, the U.K.
Brexit referendum, the U.S. Presidential election and uncertainty around economic data in emerging markets following an emerging market slowdown during the previous fiscal year.

Amid the market volatility, value factor outperformed the most within the Index during the fiscal year, especially gaining traction in the second half of the fiscal year. Momentum and low volatility factors underperformed the most as the fiscal year saw some trend reversals with investors rotating out of defensive areas of the market. Compared to the previous fiscal year ending December 31, 2015 when commodity driven sectors, particularly energy and materials, were the worst hit, the 2016 fiscal year saw a reversal in sector trends with these sectors gaining traction as commodity prices stabilized.

For the first half of the fiscal year ending December 31, 2016, uncertainties grew as market attention became fixated upon the U.K., culminating in the U.K. exiting the European Union on June 23rd’s Brexit referendum result, severing a 43-year membership. Broadly, this coupled with concerns over China and Fed rate hike uncertainty caused several months of volatility in the first half of 2016.

In the third quarter of the fiscal year ending December 31, 2016, emerging markets recovered with better than expected economic data from China in July 2016. As the fiscal year progressed, the Fed took a more cautious stance and lowered the expected pace of rate hikes to a one hike scenario as the most likely case for the remainder of 2016. Markets stabilized post July after witnessing months of volatility through the end of June 2016.

Markets became jittery again towards end of October ahead of the U.S. Presidential election. 2016 continued to be a year to expect the unexpected and on November 8th, Donald Trump won the electoral college vote and Republicans took the clean sweep with a majority in the house and senate. The result for markets was volatility followed by a gradual recovery. In mid-December, the U.S. finally saw a rate hike as the Fed raised its target for short-term interest rates by 0.25% to a range of 0.50% to 0.75% citing the pick-up in economic growth since the middle of the year. It was the second time in a decade that the Fed has raised rates, the first being in December 2015. Non-U.S. developed markets were down for a couple of days following the rate hike but stabilized as the year closed. The U.S. dollar remained strong in the second half of the year.

During the fiscal year ending December 31, 2016, Asia Pacific ex-Japan and Canada were the stand out non-U.S. developed markets, while the U.K. and developed Europe ex-U.K. lagged the most. Stabilization in commodity prices helped the commodity heavy economies over the fiscal year ending December 31, 2016.

Market Summary 5

Russell Investment Funds

Market Summary as of December 31, 2016, continued — (Unaudited)

In terms of sector returns within the Index for the fiscal year ended December 31, 2016, commodity driven sectors, mainly materials and energy, had the strongest outperformance, while certain defensive and rate sensitive sectors, especially health care and utilities, were the biggest laggards.

Emerging Markets
The Russell Emerging Markets® Index, as measured in U.S. dollar terms (the “Index”), gained 10.5% over the fiscal year ended December 31, 2016. The asset class experienced a strong reversal from a negative 2015. Political tailwinds, strong growth and low interest rates fueled a positive market environment.

The Index recorded a strong 4.8% increase in the first quarter of 2016. This was a sharp contrast to developed markets. The market climb was driven by strong March performance, following falls in January and February. Turmoil in Chinese equity markets and volatility in the price of oil drove a negative start to the period, in a broadly risk-off environment for equity markets. The market rebounded from mid-February as equity market and oil price volatility stabilized. A more dovish outlook for U.S. interest rate rises provided support to emerging markets, particularly countries with large current account deficits. A weakening of the U.S. dollar acted as a further tailwind. Unlike most of 2015, it was a positive period for Latin
American countries. Brazil overcame a negative start to the year to climb 27.8%. Investors appeared hopeful of a change of government and ignored weak economic data. The Brazilian Democratic Movement party withdrew from the ruling coalition.
Meanwhile, fourth quarter GDP growth contracted 5.9% year-over-year. Elsewhere, Turkey enjoyed a positive start to 2016
(20.4%), aided by low interest rate prospects in the U.S. Russia climbed 16.5% as the ruble recovered some of its 2015 depreciation. South Africa (15.1%) also benefited from speculation of accommodative U.S. Federal Reserve policy. In Asia,
China was the weakest-performing country in the first quarter. The market slipped 5.6% as economic slowdown concerns remained. After a tumultuous January, where sentiment was hampered by the failed government-implemented market
“stop” on the main stock markets, the People’s Bank of China introduced further accommodative measures to improve market liquidity. In February, the central bank moved to daily open market operations and cut its required reserve ratio for banks by 0.5%. Nevertheless, Standard & Poor’s cut its outlook on China to negative due to economic outlook. India also experienced a slowdown (-3.6%). Capitalization concerns within the nation’s banking system weighed on sentiment.

The Index recovered from a negative May to edge 1.0% higher in the second quarter of 2016. Emerging markets continued
to outperform developed markets. Fears of an impending U.S. interest rate rise weighed on sentiment, although these concerns eased over the period. This followed U.S. Federal Reserve Chair Yellen’s more “dovish” comments in June.
Expectations of future U.S. interest rate hikes were pushed out further after the U.K. Brexit referendum to leave the
European Union. The Index echoed the developed market selloff following the Brexit vote, before a subsequent rebound at quarter-end. It was also a turbulent but positive quarter for Brazil (14.7%). After a protracted process, President Dilma
Rousseff was eventually suspended from office. China extended its weak 2016 performance, as it underperformed to finish flat over the period (-0.2%). In addition, the yuan sold off on speculation that China may devalue its currency following Brexit. Economic data remained healthy but weakened over the period. Elsewhere, Taiwan edged 0.2% higher.
At quarter-end, the central bank reduced its key interest rate as expected to 1.375% from 1.5% in an effort to boost growth. Europe was the weakest-performing region within the Index. Poland was the standout laggard in the second quarter
(-15.7%), hardest hit by the U.K.’s decision to leave the European Union. Greece slid 9.6% despite surging higher in May.
Meanwhile, political developments drove market movements in Turkey (-7.9%). The market reacted negatively to Prime
Minister Ahmet Davutoglu’s resignation in May.

The Index surged 8.7% in the third quarter of 2016 in a risk-on environment. Emerging markets continued to outperform with the strongest quarterly return in over three years. Returns were amplified after the U.S. Federal Reserve failed to increase interest rates in September. The subsequent weakening of the U.S. dollar was a tailwind to the market. It was a volatile period for oil. The price surged 8.5% in the week ending the quarter as OPEC members agreed in principle to reduce output. However, the price per barrel fell 3.8% over the period. China was the strongest performing country during the quarter (13.4%), as positive economic data increased investor confidence in the economy. Second quarter GDP

6 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2016, continued — (Unaudited)

growth was positive at 6.7% year-over-year, beating estimates of 6.6%. The modest surprise was driven by an increase in consumption. The Caixin China services purchasing managers' index (“PMI”) climbed above 50 over the period. However, the inflation rate fixed lower in August to 1.3% year-over-year (from 1.9% in June). Meanwhile, Brazil continued its strong year-to-date rebound with an 11.8% climb. The impeachment process against former President Dilma Rousseff finally concluded, with investor confidence boosted on hopes President Michel Temer would implement market-friendly reforms.
Economic data also improved from recent lows. Industrial production beat expectations at -6.0% year-over-year in June, the strongest in close in one year, while the manufacturing PMI edged higher. South Korea (9.1%), Indonesia (9.2%) and
Taiwan (11.5%) also outperformed the broader Index return. In Korea, second quarter GDP growth beat expectations at
0.8% quarter-over-quarter. Elsewhere, Indonesia also beat second quarter GDP growth expectations at 4.0% quarter-over-
quarter. The central bank lowered its interest rate to 5.0% as inflation remained subdued. Positive sentiment towards
Taiwan was driven by strong corporate earnings, which led to large investor inflows. Mexico and Turkey were among the worst-performing countries for the quarter, with both the peso and lira the weakest currencies against the U.S. dollar over the period. In Mexico (-2.0%), the “Trump effect” weighed on investor confidence. Corruption scandals and the resignation of finance minister Luis Videgaray also put pressure on President Enrique Pena Nieto. Meanwhile, in Turkey (-4.8%),
markets reacted negatively to July’s failed military coup and subsequent strengthening of power by President Erdogan.
Moody’s downgrade of the country’s credit rating to “junk” status, based on increased risks to the country’s balance of payments and weaker expected future growth, further weighed on sentiment.

The Index slipped 4.2% in a volatile fourth quarter. The U.S. Presidential election victory for Donald Trump caused an emerging markets equity sell-off, with uncertainty regarding his protectionist policies weighing on sentiment. The
U.S. Federal Reserve’s December rate hike drove further U.S. dollar strength, which also negatively impacted emerging markets. However, oil exporters benefited from the oil price climb after an OPEC production deal in November, causing a wide spread among Index constituent returns. The weakest-performing countries suffered from currency weakness. Turkey, which has a large current account deficit, slumped 13.1%. Mexico (-10.3%) sold off on fears President-elect Donald
Trump would enact protectionist measures against the country after his election victory. Elsewhere, political uncertainty weighed on sentiment towards Korea (-7.4%) as President Park Geun-hye remained in power despite Parliament passing an impeachment motion in early December amid her links to corruption allegations. In India (-7.0%), Prime Minister
Narendra Modi’s decision to withdraw the 500 and 1000 rupee banknotes as part of a corruption crackdown negatively impacted investor confidence. China slipped 6.6%, suffering from year-end profit taking in a period where the yuan depreciated against the U.S. dollar. Increased regulatory restrictions on insurance companies also weighed on sentiment.
However, third-quarter Chinese GDP growth was in-line with estimates at 6.7% year-over-year, while both manufacturing and non-manufacturing PMIs improved over the period. Russia surged 16.9% in a quarter where the ruble was one of the few currencies to strengthen against the U.S. dollar. Rising oil prices and potentially warmer relations with the U.S. under
President-elect Donald Trump buoyed sentiment. Brazil experienced a volatile quarter, but extended its 2016 rally with a
2.4% climb. The real also strengthened on the back of gains in global commodity prices and expectations of reform under new president Michel Temer. Amid widespread protests, President Temer’s proposal to cap government spending for 20 years was passed by the Senate. South Africa (-3.4%) also outperformed the broader Index return. This came after the rand strengthened in December. Fraud charges against respected finance minister Pravin Gordhan were dropped after months of investigations. Other commodity exporters also outperformed including Colombia (-3.2%), Peru (-1.9%) and Chile (1.8%).
Taiwan (-2.6%) benefited from strong economic growth, which read 2.1% year-over-year for the third quarter.

U.S./Global Fixed Income Markets
The fiscal year ended December 31, 2016 was characterized by a sharply risk off market early in the period followed by a similarly sharp rebound and extended rally in risky assets (e.g. lower rated credit and emerging market currencies).
Overall, this proved positive for most fixed income sectors around the globe. U.S. interest rates rose modestly across the yield curve, but global interest rate markets were more mixed. Corporate and emerging sovereign credit markets suffered in
January and February, but returns turned positive as the year went on and eventually very significantly so. A key indicator

Market Summary 7

Russell Investment Funds

Market Summary as of December 31, 2016, continued — (Unaudited)

of global fixed income performance, the Bloomberg Barclays Global Aggregate Bond Index, returned 3.95% for the fiscal year, in U.S. dollar-hedged terms, as yields fell modestly in most major non-U.S. countries and spreads tightened during a fiscal year where monetary policy remained generally accommodative and recession fears early in the period were never realized.

Regionally, Europe outperformed the U.S. as the Fed hiked rates once again in the U.S. and greater exposure to the corporate energy sector represented headwinds to the U.S. market. The Bloomberg Barclays Pan-European Aggregate
Bond Index returned 5.82% during the period (in U.S. dollar-hedged terms), led by the corporate sector of the market, where the European Central Bank (the “ECB”) began to buy investment grade corporate bonds as a part of its expanded quantitative easing program. A sharp bond rally in the U.K. following the Brexit referendum also supported European bond performance. The U.S., in comparison, returned 2.61% during the fiscal year as measured by the Bloomberg Barclays U.S.
Aggregate Bond Index. While the U.S. corporate market performed strongly, Treasury yields rose across the yield curve representing a headwind to performance in the US.

In the U.S., economic data remained broadly positive, with solid nonfarm payroll gains and a steady decline in the unemployment rate to below 5.0%. GDP growth regained steam over the period reaching as high as 3.5% after having dipped below 1% in the first quarter of 2016. Inflation also began to tick up through the period. The Consumer Price
Index was lifted by a recovery in energy prices, but the fiscal year also witnessed modest gains in wage and producer price inflation supporting expectations that the Fed might be on a path to raise rates again, which it did in December.

In Europe, the ECB elected to further loosen monetary policy by expanding its asset purchase program to include investment grade corporate debt. In spite of continued lackluster growth in the Eurozone, the corporate market produced over 2.6%
excess returns over equivalent duration government bonds during the period as ECB demand and support dominated any fundamental issues. European peripheral markets were mixed during the period as idiosyncratic political events led to more divergent performance. A series of delayed and failed bank restructurings as well as a failed referendum on political reform led Italian bonds to lag in the market rally. Spain, on the other hand, held an election with an ambiguous result but by the end of the period appeared on a path for the current lead party to maintain power. As a result, Spanish 10-year bond yields fell over 20 basis points.

Emerging markets suffered more than most early in the period as commodity prices fell, but ultimately rallied to produce exceptionally strong performance for the fiscal year. China’s growth beat expectations with 6.7% reported GDP growth for
3 consecutive quarters. In Brazil, the President was impeached, which the market took very favorably. The Brazilian Real was the strongest performing major currency worldwide up over 35% against the U.S. dollar. One country that struggled in emerging markets throughout the year was Mexico. Beaten down by market sentiment early in the year, Mexican assets failed to rally later in the year as the possibility and ultimate eventuality of a Trump presidency in the U.S. appeared to pose significant risks to that economy. Emerging market (“EM”) debt outperformed developed markets (the Bloomberg Barclays
EM Hard Currency Aggregate Bond Index outperformed equivalent-duration U.S. Treasuries by 8.80%) as growth and sentiment stabilized. Local currency EM bonds (those issued in the issuing country’s own currency) did not return quite as strongly (the Bloomberg Barclays EM Local Currency Government Bond Index returned 3.51%) as the drawdown in the first quarter of the year was much sharper for EM currencies than credit, though the subsequent rally was similarly fierce.

Strong corporate new issuance volumes continued in the fiscal year period after a brief lull in the first quarter of 2016.
Overall, corporate credit was up globally (the Bloomberg Barclays Global Aggregate Corporate Bond Index returned 5.83%
over equivalent-duration government bonds), with particularly strong performance out of the industrial sector of the market.
Financials performed well versus government bonds, but lagged their industrial counterparts as sustained flat yield curves weighed on banking sector profitability and organic growth outlook.

8 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2016, continued — (Unaudited)

High yield corporate credit was among the best-performing segments of the market (the Bloomberg Barclays Global High
Yield Bond Index returned 13.98% over equivalent-duration Treasuries), as market sentiment flipped early in the year and defaults were limited outside of the energy sector.

Market Summary 9

Russell Investment Funds
Multi-Style Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Multi-Style Equity Fund		Russell 1000® Index**
	Total		Total
	Return		Return
1 Year	10.64%	1 Year	12.05%
5 Years	13.95%§	5 Years	14.69	%§
10 Years	6.62%§	10 Years	7.08	%§

10 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2016
(Unaudited)

The Multi-Style Equity Fund (the “Fund”) employs a multi-	of 2016 had a negative effect on Fund performance as the pace of
manager approach whereby portions of the Fund are allocated	interest rate increases was slower than the market had expected
to different money manager strategies. Fund assets not allocated	and investors became concerned that the odds of a recession may
to money managers are managed by Russell Investment	be increasing. However, market conditions in the second half of
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	2016 allowed the Fund to produce performance improvement as
the allocation of the Fund’s assets among money managers at	expectations firmed-up regarding the economic outlook and the
any time. An exemptive order from the Securities and Exchange	U.S. Federal Reserve raised short term interest rates in December
Commission (“SEC”) permits RIM to engage or terminate a money	for the second time since the global financial crisis.
manager at any time, subject to approval by the Fund’s Board,
without a shareholder vote. Pursuant to the terms of the exemptive	How did the investment strategies and techniques employed
order, the Fund is required to notify its shareholders within 90	by the Fund and its money managers affect its benchmark-
days of when a money manager begins providing services. As of	relative performance?
December 31, 2016, the Fund had five money managers.	A tilt away from high dividend yield stocks was not rewarded as those stocks outperformed in 2016. Overweights to the
What is the Fund’s investment objective?	pharmaceuticals and personal products industries detracted. Stock
The Fund seeks to provide long term capital growth.	selection within the consumer discretionary sector (overweights to

How did the Fund perform relative to its benchmark for the	Liberty Global and Royal Caribbean Cruises) held back relative
fiscal year ended December 31, 2016?	returns. An overweight to stocks with below-benchmark price-to-
earnings, price-to-book and price-to-cash flow ratios contributed
For the fiscal year ended December 31, 2016, the Fund gained	positively to benchmark-relative performance.
10.64%. This is compared to the Fund’s benchmark, the Russell
1000® Index, which gained 12.05% during the same period. The	The Fund employs discretionary and non-discretionary money
Fund’s performance includes operating expenses, whereas index	managers. The Fund’s discretionary money managers select the
returns are unmanaged and do not include expenses of any kind.	individual portfolio securities for the assets assigned to them.
The Fund’s non-discretionary money managers provide a model
For the fiscal year ended December 31, 2016, the Morningstar®	portfolio to RIM representing their investment recommendations,
Insurance Large Blend Category, a group of funds that Morningstar	based upon which RIM purchases and sells securities for the
considers to have investment strategies similar to those of the	Fund. Fund assets not allocated to discretionary money managers
Fund, gained 11.25%. This result serves as a peer comparison	include assets managed by RIM based upon model portfolios
and is expressed net of operating expenses.	provided by non-discretionary money managers, the Fund’s
RIM may assign a money manager a specific style or	liquidity reserves and assets which may be managed directly by
capitalization benchmark other than the Fund’s index. However,	RIM to effect the Fund’s investment strategies and/or to actively
the Fund’s primary index remains the benchmark for the Fund	manage the Fund’s overall exposures by investing in securities or
and is representative of the aggregate of each money manager’s	other instruments that RIM believes will achieve the desired risk/
benchmark index.	return profile for the Fund.

How did the market conditions described in the Market	With respect to certain of the Fund’s money managers, Jacobs
Summary report affect the Fund’s performance?	Levy Equity Management, Inc. was the best performing manager
During the fiscal year, the U.S. large capitalization equity market	for the period and outperformed the Russell 1000® Value Index.
produced positive returns. Fund exposures included tilts toward	A tilt toward stocks with below-benchmark valuation ratios (lower
value stocks with low price-to-earnings, price-to-book and	price-to-earnings, price-to-book and price-to-cash flow ratios)
price-to-cash flow ratios and financials stocks, which was due to	was rewarded. Stock selection within the information technology
attractive valuations in a market that was relatively expensive.	sector (overweights to Advanced Micro Devices, Inc., Mentor
The Fund was tilted away from most of the interest rate sensitive	Graphics Corporation and Marvell Technology Group) contributed
areas of the market, except for telecommunications services	positively to relative performance.
stocks which were less expensive than other high dividend yield	Mar Vista Investment Partners, LLC was the worst performing
stocks. The Fund was also tilted away from less economically	manager for the period and underperformed the Russell 1000®
sensitive, high dividend yield, and low beta stocks (beta is a	Index. Factor exposures were not rewarded, including a tilt
measure of a stock’s sensitivity to the direction of the market)	toward stocks with above-benchmark valuation ratios and a tilt
such as utilities, real estate investment trusts (“REITs”), and	away from high dividend yield stocks. Stock selection within the
consumer staples. Overall, the market conditions of the first half	consumer discretionary sector (overweights to Liberty Global

Multi-Style Equity Fund 11

Russell Investment Funds
Multi-Style Equity Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2016
(Unaudited)

and Starbucks Corporation) and within the financials sector (an	Blair”) due to RIM’s greater conviction in William Blair’s excess
overweight to Markel Corporation) detracted.	return potential.

RIM managed a positioning strategy during the period which fully	Money Managers as of December 31,
replicated the Russell Top 200® Defensive Index. This strategy	2016	Styles
was transitioned to an active positioning strategy at year end,	Barrow, Hanley, Mewhinney & Strauss, LLC	Value
which focuses on valuations, quality, and volatility exposures	Jacobs Levy Equity Management, Inc.	Value
to help control the Fund’s above-benchmark beta and volatility	Mar Vista Investment Partners, LLC	Market-Oriented
exposures that may come from the money managers’ portfolios.	Suffolk Capital Management LLC	Market-Oriented
The positioning strategy’s low beta exposure was not rewarded	William Blair Investment Management, LLC	Growth
in 2016, as the Russell Top 200® Defensive Index trailed the	The views expressed in this report reflect those of the
Russell 1000® Index by over 2.40%.	portfolio managers only through the end of the period
covered by the report. These views do not necessarily
During the period, RIM used index futures contracts to equitize	represent the views of RIM, or any other person in RIM or
the Fund’s cash. The decision to equitize the Fund’s cash was	any other affiliated organization. These views are subject to
beneficial to Fund performance for the fiscal year as the market	change at any time based upon market conditions or other
had a positive absolute return.	events, and RIM disclaims any responsibility to update the
Describe any changes to the Fund’s structure or the money	views contained herein. These views should not be relied
manager line-up.	on as investment advice and, because investment decisions
for a Russell Investment Funds (“RIF”) Fund are based on
In December 2016, RIM terminated Columbus Circle Investors	numerous factors, should not be relied on as an indication
and hired William Blair Investment Management, LLC (“William	of investment decisions of any RIF Fund.

* Assumes initial investment on January 1, 2007.

** The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§ Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with Securities and Exchange
Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted Accounting Principles (“U.S.
GAAP”).

12 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Shareholder Expense Example — December 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2016 to December 31, 2016.	July 1, 2016	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2016	$1,082.20	$1,021.01
The information in the table under the heading “Actual	Expenses Paid During Period*	$4.29	$4.17
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.82%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Multi-Style Equity Fund 13

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 94.3%			Pinnacle Foods, Inc.	21,751	1,163
Consumer Discretionary - 10.1%			Procter & Gamble Co. (The)	6,663	560
Aaron's, Inc. Class A	35,300	1,129	Reynolds American, Inc.	1,150	64
Amazon.com, Inc.(Æ)	7,751	5,813	Sanderson Farms, Inc.	4,800	452
Avon Products, Inc.(Æ)	25,100	127	Sysco Corp.	1,371	76
CarMax, Inc.(Æ)	873	56	TreeHouse Foods, Inc.(Æ)	2,939	212
CBS Corp. Class B	17,596	1,119	Tyson Foods, Inc. Class A	6,400	395
Chipotle Mexican Grill, Inc. Class A(Æ)	2,367	893	Unilever NV	73,816	3,031
Comcast Corp. Class A	6,275	433	United Natural Foods, Inc.(Æ)	15,000	716
Costco Wholesale Corp.	1,142	183	Walgreens Boots Alliance, Inc.	118	10
Coty, Inc. Class A	15,351	281			32,409
Delphi Automotive PLC	14,658	988
Discovery Communications, Inc. Class A(Æ)	38,367	1,052
DISH Network Corp. Class A(Æ)	943	55	Energy - 7.6%
			Anadarko Petroleum Corp.	18,977	1,324
DR Horton, Inc.	2,010	55	Antero Resources Corp.(Æ)	25,200	596
Estee Lauder Cos., Inc. (The) Class A	8,889	680	BP PLC - ADR	24,756	925
Ford Motor Co.	129,931	1,576	Chevron Corp.	2,992	352
Gap, Inc. (The)	33,803	759	ConocoPhillips	21,660	1,086
General Motors Co.	43,280	1,508	Core Laboratories NV	24,607	2,953
Home Depot, Inc. (The)	20,208	2,709	Devon Energy Corp.	17,672	807
Lowe's Cos., Inc.	905	64	Diamond Offshore Drilling, Inc.(Æ)	12,100	214
Macy's, Inc.	1,537	55	Energen Corp.(Æ)	10,800	623
McDonald's Corp.	2,168	264	Ensco PLC Class A	53,000	515
News Corp. Class A	47,200	541	EOG Resources, Inc.	15,900	1,607
Nike, Inc. Class B	30,176	1,533	Exxon Mobil Corp.	67,716	6,111
O'Reilly Automotive, Inc.(Æ)	10,743	2,991	Newfield Exploration Co.(Æ)	9,200	373
PVH Corp.	6,257	565	Occidental Petroleum Corp.	46,247	3,294
Royal Caribbean Cruises, Ltd.	670	55	PBF Energy, Inc. Class A	26,818	748
Starbucks Corp.	130,760	7,260	Phillips 66	17,473	1,510
Target Corp.	23,617	1,706	Pioneer Natural Resources Co.	10,619	1,912
Thomson Reuters Corp.	671	29	QEP Resources, Inc.(Æ)	56,100	1,033
Time Warner, Inc.	11,781	1,137	Schlumberger, Ltd.	53,996	4,533
Time, Inc.	5,700	102	Tesoro Corp.	6,700	586
TJX Cos., Inc.	32,767	2,461	Valero Energy Corp.	22,300	1,524
VF Corp.	801	43	Weatherford International PLC(Æ)	78,300	391
Viacom, Inc. Class B	10,269	360	World Fuel Services Corp.	11,100	510
Wal-Mart Stores, Inc.	60,386	4,174			33,527
Walt Disney Co. (The)	12,891	1,343
Whirlpool Corp.	4,412	802
Yum China Holdings, Inc.(Æ)	87	2	Financial Services - 22.5%
Yum! Brands, Inc.	87	6	Affiliated Managers Group, Inc.(Æ)	7,505	1,090
		44,909	Aflac, Inc.	1,031	72
			Allstate Corp. (The)	19,959	1,479
			American Express Co.	22,815	1,690
Consumer Staples - 7.3%			American International Group, Inc.	43,620	2,849
Altria Group, Inc.	28,988	1,961	American Tower Corp.(ö)	54,612	5,772
Archer-Daniels-Midland Co.	28,600	1,306	Ameriprise Financial, Inc.	11,096	1,231
Bunge, Ltd.	13,900	1,004	Aon PLC	685	76
Coca-Cola Co. (The)	10,145	421	Aspen Insurance Holdings, Ltd.	8,052	443
Colgate-Palmolive Co.	2,244	147	Assurant, Inc.	2,000	186
CVS Health Corp.	16,112	1,272	Assured Guaranty, Ltd.	10,251	387
General Mills, Inc.	18,238	1,127	Bank of America Corp.	242,346	5,355
Kimberly-Clark Corp.	944	108	Bank of New York Mellon Corp. (The)	25,430	1,205
Kraft Heinz Co. (The)	10,994	960	BB&T Corp.	1,966	92
Kroger Co. (The)	60,367	2,083	Berkshire Hathaway, Inc. Class B(Æ)	48,049	7,830
Mead Johnson Nutrition Co. Class A	17,671	1,250	BlackRock, Inc. Class A	1,480	563
Mondelez International, Inc. Class A	60,088	2,663	Capital One Financial Corp.	11,200	977
Monster Beverage Corp.(Æ)	21,411	949	Chubb, Ltd.	1,195	158
PepsiCo, Inc.	52,715	5,514	Citigroup, Inc.	67,942	4,038
Philip Morris International, Inc.	54,268	4,965	Citizens Financial Group, Inc.	19,930	710

14 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
Amount ($) or		Value		Amount ($) or	Value
	Shares	$		Shares	$
CME Group, Inc. Class A	481	55	Cerner Corp.(Æ)	20,669	979
Comerica, Inc.	15,200	1,035	Cigna Corp.	198	26
Castle International Corp.(ö)	485	42	Eli Lilly & Co.	2,537	187
DDR Corp.(ö)	39,800	608	Endo International PLC(Æ)	8,490	140
Discover Financial Services	108	8	Express Scripts Holding Co.(Æ)	779	54
E*Trade Financial Corp.(Æ)	10,500	364	Humana, Inc.	125	26
East West Bancorp, Inc.	11,991	610	ICU Medical, Inc.(Æ)	1,420	209
Ecolab, Inc.	27,873	3,267	IDEXX Laboratories, Inc.(Æ)	4,832	567
Equity Residential(ö)	930	60	Johnson & Johnson	83,659	9,637
Franklin Resources, Inc.	683	27	LifePoint Health, Inc.(Æ)	700	40
Goldman Sachs Group, Inc. (The)	10,272	2,460	Mallinckrodt PLC(Æ)	6,400	319
Hanover Insurance Group, Inc. (The)	2,800	255	Medtronic PLC	29,298	2,087
Hartford Financial Services Group, Inc.	28,143	1,341	Merck & Co., Inc.	47,574	2,801
Intercontinental Exchange, Inc.	13,626	769	Molina Healthcare, Inc.(Æ)	10,000	543
JPMorgan Chase & Co.	69,373	5,986	Mylan NV(Æ)	29,693	1,133
KeyCorp	56,952	1,041	Perrigo Co. PLC	1,250	104
Loews Corp.	41,211	1,930	Pfizer, Inc.	83,226	2,703
Markel Corp.(Æ)	5,050	4,568	Stryker Corp.	884	106
Marsh & McLennan Cos., Inc.	1,008	68	Thermo Fisher Scientific, Inc.	8,413	1,187
Mastercard, Inc. Class A	27,328	2,821	UnitedHealth Group, Inc.	23,263	3,723
MetLife, Inc.	46,315	2,496	WellCare Health Plans, Inc.(Æ)	2,100	288
Moody's Corp.	18,266	1,722	Zoetis, Inc. Class A	35,035	1,875
PNC Financial Services Group, Inc. (The)	22,251	2,602			44,510
Popular, Inc.	5,300	232
Principal Financial Group, Inc.	23,400	1,354	Materials and Processing - 1.7%
Prudential Financial, Inc.	13,740	1,430	AdvanSix, Inc.(Æ)	78	2
Public Storage(ö)	384	86	Air Products & Chemicals, Inc.	250	36
Regions Financial Corp.	72,082	1,035	Celanese Corp. Class A	10,890	857
Retail Properties of America, Inc. Class A(ö)	22,800	350	Dow Chemical Co. (The)	9,486	543
Simon Property Group, Inc.(ö)	5,595	994	EI du Pont de Nemours & Co.	23,891	1,753
SL Green Realty Corp.(ö)	9,340	1,005	International Paper Co.	20,844	1,106
State Street Corp.	31,633	2,459	PPG Industries, Inc.	9,822	931
SunTrust Banks, Inc.	21,700	1,190	Praxair, Inc.	16,269	1,906
Synchrony Financial	40,778	1,479	Rio Tinto PLC - ADR	13,798	531
Travelers Cos., Inc. (The)	13,578	1,663	Sherwin-Williams Co. (The)	166	45
US Bancorp	61,960	3,183	Versum Materials, Inc.(Æ)	125	4
Visa, Inc. Class A	30,832	2,406			7,714
Voya Financial, Inc.	35,000	1,373
Wells Fargo & Co.	126,112	6,950
XL Group, Ltd.	37,835	1,410	Producer Durables - 12.7%
Zions Bancorporation	15,800	680	3M Co.	1,530	273
		99,617	Accenture PLC Class A	10,773	1,261
			Adient PLC(Æ)	13,212	774
			AECOM(Æ)	28,772	1,046
Health Care - 10.0%			AGCO Corp.	9,300	538
Abbott Laboratories	3,358	129	Automatic Data Processing, Inc.	1,196	123
Aetna, Inc.	11,338	1,406	Boeing Co. (The)	78	12
Agilent Technologies, Inc.	21,600	984	CSX Corp.	256	9
Allergan PLC(Æ)	24,015	5,042	Danaher Corp.	15,377	1,197
Allscripts Healthcare Solutions, Inc.(Æ)	25,828	264	Delta Air Lines, Inc.	13,534	666
Amgen, Inc.	1,089	159	Eaton Corp. PLC	58	4
Anthem, Inc.	10,008	1,439	Emerson Electric Co.	366	20
Baxter International, Inc.	1,279	57	FedEx Corp.	6,380	1,188
Becton Dickinson and Co.	485	80	Fortive Corp.	51,026	2,736
Biogen, Inc.(Æ)	6,037	1,712	General Dynamics Corp.	7,817	1,350
Bristol-Myers Squibb Co.	25,790	1,508	General Electric Co.	7,028	222
Cardinal Health, Inc.	29,927	2,154	Honeywell International, Inc.	47,804	5,538
Celgene Corp.(Æ)	3,666	424	Huntington Ingalls Industries, Inc.	5,226	963
Centene Corp.(Æ)	7,400	418	Illinois Tool Works, Inc.	700	86

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 15

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($) or	Value		Amount ($) or		Value
	Shares	$		Shares		$
Jacobs Engineering Group, Inc.(Æ)	6,800	388	JDS Uniphase Corp. Class W(Æ)	121,500		994
Johnson Controls International PLC	32,596	1,343	Juniper Networks, Inc.	45,700		1,291
Kansas City Southern	26,027	2,208	L3 Technologies, Inc.	7,160		1,089
Lockheed Martin Corp.	442	110	Liberty Interactive Corp.(Æ)	6,500		240
ManpowerGroup, Inc.	14,427	1,282	Marvell Technology Group, Ltd.	89,300		1,239
Mettler-Toledo International, Inc.(Æ)	8,004	3,350	Microsoft Corp.	77,540		4,818
Norfolk Southern Corp.	8,946	967	NetApp, Inc.	29,800		1,051
Northrop Grumman Corp.	437	102	Nuance Communications, Inc.(Æ)	48,100		717
Parker-Hannifin Corp.	780	109	NXP Semiconductors NV(Æ)	4,898		480
Quanta Services, Inc.(Æ)	16,154	563	ON Semiconductor Corp.(Æ)	77,400		988
Raytheon Co.	25,934	3,683	Oracle Corp.	164,175		6,312
Rockwell Automation, Inc.	6,743	906	QUALCOMM, Inc.	40,578		2,646
Ryder System, Inc.	4,500	335	Red Hat, Inc.(Æ)	18,815		1,311
Sensata Technologies Holding NV(Æ)	42,299	1,648	SBA Communications Corp. Class A(Æ)	10,305		1,064
SkyWest, Inc.	6,600	241	Tech Data Corp.(Æ)	11,820		1,001
Snap-on, Inc.	6,445	1,104	Texas Instruments, Inc.	28,416		2,073
Southwest Airlines Co.	38,420	1,915	Twitter, Inc.(Æ)	10,300		168
Stanley Black & Decker, Inc.	14,083	1,615	VMware, Inc. Class A(Æ)	16,800		1,323
Stericycle, Inc.(Æ)	4,400	339	Western Digital Corp.	16,200		1,101
Terex Corp.	4,600	145	Zynga, Inc. Class A(Æ)	230,500		592
Textron, Inc.	26,100	1,267				73,793
TransDigm Group, Inc.	20,478	5,098
Trinity Industries, Inc.	19,400	539	Utilities - 5.7%
Union Pacific Corp.	41,899	4,344	American Electric Power Co., Inc.	16,483		1,038
United Parcel Service, Inc. Class B	1,798	206	AT&T, Inc.	157,344		6,693
United Technologies Corp.	15,240	1,671	CenturyLink, Inc.	12,700		302
Verisk Analytics, Inc. Class A(Æ)	13,384	1,086	Consolidated Edison, Inc.	14,100		1,039
Waste Management, Inc.	7	—	Dominion Resources, Inc.	1,159		89
WESCO International, Inc.(Æ)	3,800	253	Duke Energy Corp.	21,562		1,674
Xerox Corp.	83,600	730	Edison International	10,700		770
Xylem, Inc.	14,571	722	Entergy Corp.	33,106		2,433
		56,275	FirstEnergy Corp.	31,100		963
			Great Plains Energy, Inc.	10,100		276
Technology - 16.7%			NextEra Energy, Inc.	8,461		1,010
Adobe Systems, Inc.(Æ)	36,557	3,764	NiSource, Inc.	16,800		372
Alphabet, Inc. Class A(Æ)	3,916	3,104	PG&E Corp.	21,954		1,334
Alphabet, Inc. Class C(Æ)	8,922	6,886	Pinnacle West Capital Corp.	5,100		398
Apple, Inc.	45,800	5,304	Southern Co. (The)	26,047		1,281
ARRIS International PLC(Æ)	35,100	1,058	Telephone & Data Systems, Inc.	7,200		208
Arrow Electronics, Inc.(Æ)	7,600	542	T-Mobile US, Inc.(Æ)	20,661		1,188
ASML Holding NV Class G	8,335	935	US Cellular Corp.(Æ)	4,900		214
Avnet, Inc.	16,080	766	Verizon Communications, Inc.	73,878		3,943
Broadcom, Ltd.	5,982	1,057				25,225
Cisco Systems, Inc.	47,906	1,448

Cognizant Technology Solutions Corp. Class			Total Common Stocks
A(Æ)	1,186	66
Computer Sciences Corp.	17,533	1,042	(cost $357,328)			417,979
Dell Technologies, Inc. Class V Class V(Æ)	116	6
Electronic Arts, Inc.(Æ)	14,032	1,105	Short-Term Investments - 5.3%
Facebook, Inc. Class A(Æ)	48,346	5,563	U.S. Cash Management Fund	23,386,389	(8)	23,391
Finisar Corp.(Æ)	15,400	466	Total Short-Term Investments
FireEye, Inc.(Æ)	5,300	63	(cost $23,389)			23,391
Harris Corp.	10,208	1,046
HP, Inc.	86,200	1,279	Total Investments 99.6%
Intel Corp.	71,993	2,611
International Business Machines Corp.	10,675	1,772	(identified cost $380,717)			441,370
Intuit, Inc.	27,503	3,152	Other Assets and Liabilities, Net
Jabil Circuit, Inc.	11,000	260	- 0.4%			1,683

See accompanying notes which are an integral part of the financial statements.

16 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)
Principal	Fair
Amount ($) or	Value
Shares	$
Net Assets - 100.0%	443,053

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 17

Russell Investment Funds
Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2016

Futures Contracts
Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
S&P 500 E-Mini Index Futures	143	USD	15,988	03/17	(116)
S&P Consumer Discretionary Select Sector Index Futures	42	USD	3,449	03/17	(83)
S&P Health Care Select Sector Index Futures	50	USD	3,457	03/17	10
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(189)

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Common Stocks
Consumer Discretionary	$44,909	$—	$—	$—	$44,909	10.1
Consumer Staples	32,409	—	—	—	32,409	7.3
Energy	33,527	—	—	—	33,527	7.6
Financial Services	99,617	—	—	—	99,617	22.5
Health Care	44,510	—	—	—	44,510	10.0
Materials and Processing	7,714	—	—	—	7,714	1.7
Producer Durables	56,275	—	—	—	56,275	12.7
Technology	73,793	—	—	—	73,793	16.7
Utilities	25,225	—	—	—	25,225	5.7
Short-Term Investments	—	—	—	23,391	23,391	5.3
Total Investments	417,979	—	—	23,391	441,370	99.6
Other Assets and Liabilities, Net						0.4
						100.0
Other Financial Instruments
Assets
Futures Contracts	10	—	—	—	10	—*

Liabilities
Futures Contracts	(199)	—	—	—	(199)	(—)*
Total Other Financial Instruments**	$(189)	$—	$—	$—	$(189)

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

18 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Fair Value of Derivative Instruments — December 31, 2016

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Assets
Variation margin on futures contracts*	$10

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$199

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$1,818

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(315)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 19

Russell Investment Funds
Multi-Style Equity Fund
Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$104	$—	$104
Total Financial and Derivative Liabilities		104	—	104
Financial and Derivative Liabilities not subject to a netting agreement		(104)	—	(104)
Total Financial and Derivative Liabilities subject to a netting agreement		$—	$—	$—

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

20 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Statement of Assets and Liabilities — December 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$380,717
Investments, at fair value(>)	441,370
Cash (restricted)(a)	1,120
Receivables:
Dividends and interest	540
Dividends from affiliated funds	11
Investments sold	2,388
Fund shares sold	60
Total assets	445,489

Liabilities
Payables:
Investments purchased	1,919
Fund shares redeemed	29
Accrued fees to affiliates	299
Other accrued expenses	85
Variation margin on futures contracts	104
Total liabilities	2,436

Net Assets	$443,053

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,460
Accumulated net realized gain (loss)	11,331
Unrealized appreciation (depreciation) on:
Investments	60,653
Futures contracts	(189)
Shares of beneficial interest	259
Additional paid-in capital	369,539
Net Assets	$443,053

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$17.08
Net assets	$443,052,860
Shares outstanding ($.01 par value)	25,944,638
Amounts in thousands
(>) Investments in affiliates, U.S. Cash Management Fund	$23,391

(a) Cash Collateral for Futures	$1,120
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 21

Russell Investment Funds
Multi-Style Equity Fund

Statement of Operations — For the Period Ended December 31, 2016

Amounts in thousands
Investment Income
Dividends	$8,605
Dividends from affiliated funds	100
Total investment income	8,705

Expenses
Advisory fees	3,211
Administrative fees	220
Custodian fees (1)	44
Transfer agent fees	19
Professional fees	79
Trustees’ fees	16
Printing fees	59
Miscellaneous	18
Total expenses	3,666
Net investment income (loss)	5,039

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	34,132
Futures contracts	1,818
Net realized gain (loss)	35,950
Net change in unrealized appreciation (depreciation) on:
Investments	3,552
Futures contracts	(315)
Net change in unrealized appreciation (depreciation)	3,237
Net realized and unrealized gain (loss)	39,187
Net Increase (Decrease) in Net Assets from Operations	$44,226

(1) Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 9 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

22 Multi-Style Equity Fund

Russell Investment Funds
Multi-Style Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,039	$4,014
Net realized gain (loss)	35,950	34,412
Net change in unrealized appreciation (depreciation)	3,237	(32,395)
Net increase (decrease) in net assets from operations	44,226	6,031

Distributions
From net investment income	(4,595)	(3,910)
From net realized gain	(27,937)	(39,327)
Net decrease in net assets from distributions	(32,532)	(43,237)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(22,982)	3,016
Total Net Increase (Decrease) in Net Assets	(11,288)	(34,190)

Net Assets
Beginning of period	454,341	488,531
End of period	$443,053	$454,341
Undistributed (overdistributed) net investment income included in net assets	$1,460	$1,016

* Share transaction amounts (in thousands) for the periods ended December 31, 2016 and December 31, 2015 were as follows:
	2016		2015
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	439	$7,344	1,477	$26,296
Proceeds from reinvestment of distributions	1,943	32,532	2,546	43,237
Payments for shares redeemed	(3,735)	(62,858)	(3,700)	(66,517)
Total increase (decrease)	(1,353)	$(22,982)	323	$3,016

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 23

Russell Investment Funds
Multi-Style Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(b)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2016	16.64	.19	1.53	1.72	(.17)	(1.11)
December 31, 2015	18.11	.15	.05	.20	(.15)	(1.52)
December 31, 2014	18.85	.22	1.94	2.16	(.22)	(2.68)
December 31, 2013	15.15	.19	4.75	4.94	(.22)	(1.02)
December 31, 2012	13.24	.19	1.88	2.07	(.16)	—

See accompanying notes which are an integral part of the financial statements.

24 Multi-Style Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(e)	Net(b)(e)	Net Assets(b)	Turnover Rate
(1.28)	17.08	10.64	443,053.83		.83	1.15	101
(1.67)	16.64	1.11	454,341.84		.84	.84	99
(2.90)	18.11	11.70	488,531.86		.86	1.13	101
(1.24)	18.85	32.92	475,100.84		.84	1.07	86
(.16)	15.15	15.69	390,549.87		.87	1.28	109

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund 25

Russell Investment Funds
Multi-Style Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended December 31, 2016 were as follows:
Advisory fees	$275,177
Administration fees	18,848
Transfer agent fees	1,658
Trustee fees	3,413
$299,096

Transactions (amounts in thousands) during the period ended December 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:

	Fair Value,				Change in
	Beginning of		Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U.S. Cash Management Fund	$19,043	$159,373	$155,031	$3	$3	$23,391	$100	$—
	$19,043	$159,373	$155,031	$3	$3	$23,391	$100	$—

Federal Income Taxes

At December 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$383,203,536
Unrealized Appreciation	$63,934,443
Unrealized Depreciation	(5,768,277)
Net Unrealized Appreciation (Depreciation)	$58,166,166
Undistributed Ordinary Income	$5,835,513
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$9,253,731
Tax Composition of Distributions
Ordinary Income	$8,651,011
Long-Term Capital Gains	$23,881,563

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets. At
December 31, 2016, there were no adjustments to the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

26 Multi-Style Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Aggressive Equity Fund			Aggressive Equity Linked Benchmark***
	Total			Total
	Return			Return
1 Year	18.66%		1 Year	21.31%
5 Years	12.65	%§	5 Years	14.72	%§
10 Years	5.34	%§	10 Years	7.77	%§

Russell 2000® Index**
	Total
	Return
1 Year	21.31%
5 Years	14.46	%§
10 Years	7.07	%§

Aggressive Equity Fund 27

Russell Investment Funds
Aggressive Equity Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2016
(Unaudited)

The Aggressive Equity Fund (the “Fund”) employs a multi-	the back half of 2016, amid anticipation for Trump policies post-
manager approach whereby Russell Investment Management,	election, an expected shift towards trade protectionism renewed
LLC (“RIM”) manages a portion of the Fund's assets based upon	focus on U.S. domestic companies which resulted in small cap
model portfolios provided by multiple non-discretionary money	markets rallying almost 9% in the fourth quarter.
managers. The Fund’s money managers have non-discretionary	Over the period, the Fund maintained exposure to small and micro
asset management assignments pursuant to which they provide	capitalization stocks trading at discounted valuations as well
a model portfolio to RIM representing their investment	as companies with higher quality characteristics such as lower
recommendations, based upon which RIM purchases and sells	financial leverage and higher returns-on-equity. Within the U.S.
securities for the Fund. RIM also manages the portion of the	small cap market, a preference for smaller capitalization stocks
Fund’s assets that RIM determines not to manage based upon	positively impacted Fund performance. Meanwhile, the Fund’s
model portfolios provided by the Fund's money managers. RIM	quality positioning was a negative contributor as companies with
may change the allocation of the Fund's assets at any time. An	low financial leverage lagged. An overweight to higher momentum
exemptive order from the Securities and Exchange Commission	stocks was also a headwind.
(“SEC”) permits RIM to engage or terminate a money manager
at any time, subject to approval by the Fund’s Board, without a	From a sector standpoint, the expectation for a slow growth
shareholder vote. Pursuant to the terms of the exemptive order, the	U.S. economic environment led to the Fund’s overweight in
Fund is required to notify its shareholders within 90 days of when	sectors such as technology and industrials. The Fund remained
a money manager begins providing services. As of December 31,	underweight the highly volatile biotechnology industry as well
2016, the Fund had five money managers.	as sectors that are traditionally considered to be interest rate sensitive such as real estate and utilities. The Fund’s interest rate
What is the Fund’s investment objective?	sensitive positioning detracted from Fund performance, while
The Fund seeks to provide long term capital growth.	the underweight to biotech was additive. Stock selection was the primary headwind due to underperforming holdings within the
How did the Fund perform relative to its benchmark for the	technology and consumer discretionary sectors.
fiscal year ended December 31, 2016?
For the fiscal year ended December 31, 2016, the Fund gained	How did the investment strategies and techniques employed
18.66%. This is compared to the Fund’s benchmark, the Russell	by the Fund and its money managers affect its benchmark-
2000® Index, which gained 21.31% during the same period. The	relative performance?
Fund’s performance includes operating expenses, whereas index	The Fund’s money managers have non-discretionary asset
returns are unmanaged and do not include expenses of any kind.	management assignments pursuant to which they provide a model
For the fiscal year ended December 31, 2016, the Morningstar®	portfolio to RIM representing their investment recommendations,
Insurance Small Blend Category, a group of funds that Morningstar	based upon which RIM purchases and sells securities for the
considers to have investment strategies similar to those of the	Fund. With respect to this portion of the Fund, RIM manages
Fund, gained 21.50%. This result serves as a peer comparison	the Fund’s assets based upon the model portfolios provided by
and is expressed net of operating expenses.	the Fund’s money managers. RIM also manages the portion of
the Fund's assets that RIM determines not to manage based upon
RIM may assign a money manager a specific style or	model portfolios provided by the Fund's money managers. This
capitalization benchmark other than the Fund’s index. However,	includes assets managed directly by RIM to effect the Fund's
the Fund’s primary index remains the benchmark for the Fund	investment strategies and/or to actively manage the Fund's overall
and is representative of the aggregate of each money manager’s	exposures to seek to achieve the desired risk/return profile for the
benchmark index.	Fund. RIM also manages the Fund’s liquidity reserves.
How did the market conditions described in the Market	With respect to certain of the Fund’s money managers, DePrince,
Summary report affect the Fund’s performance?	Race & Zollo, Inc. (“DePrince”) was the best performing money
The fiscal year ended December 31, 2016 saw the Fund	manager for the fiscal year and outperformed the Russell 2000®
underperform the Russell 2000® Index. Through the beginning	Value Index. Stock selection within the energy and financials
of 2016 into mid-February, the U.S. small cap market sold off as	sectors was a positive contributor. A preference for holdings with
recessionary fears spiked on the back of weak business surveys,	lower levels of momentum was also beneficial.
a lackluster U.S. earnings season, and concerns surrounding the	Timpani Capital Management LLC (“Timpani”) faced the strongest
global economy. From February, markets reversed and rallied in	headwinds over the fiscal year and underperformed the Russell
tandem with commodity prices as economic data strengthened. In	2000® Growth Index. Stock selection within the technology and

28 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2016
(Unaudited)

consumer discretionary sectors negatively impacted performance.	Describe any changes to the Fund’s structure or the money
An overweight to volatility and higher momentum stocks were the	manager line-up.
primary headwinds over the period.	There were no changes to the Fund’s structure or money manager
During the period, RIM utilized a positioning strategy to control	line-up during the fiscal year.
Fund-level exposures and risks through the purchase of a
diversified stock portfolio. Using the output from a quantitative	Money Managers as of December 31,
model, the strategy seeks to position the portfolio to meet RIM’s	2016	Styles
overall preferred positioning with respect to Fund exposures along	DePrince, Race & Zollo, Inc.	Small Cap Value
	Monarch Partners Asset Management, LLC	Small Cap Core
factor and industry dimensions. Over the period, the positioning	RBC Global Asset Management (U.S.) Inc.	Micro Cap Core
strategy was designed to provide lower capitalization, and higher	Snow Capital Management L.P.	Small Cap Value
value and quality exposure relative to the Fund’s benchmark in	Timpani Capital Management, LLC	Small Cap Growth
order to manage Fund-level risk.	The views expressed in this report reflect those of the
The positioning strategy underperformed the Russell 2000® Index	portfolio managers only through the end of the period
for the fiscal year. An underweight to the industrials sector was	covered by the report. These views do not necessarily
penalized as was the quality positioning as holdings with higher	represent the views of RIM, or any other person in RIM or
profitability and lower levels of financial leverage negatively	any other affiliated organization. These views are subject to
impacted performance. An overweight to stocks trading at low	change at any time based upon market conditions or other
valuation multiples offset further losses.	events, and RIM disclaims any responsibility to update the
views contained herein. These views should not be relied
During the period, RIM equitized the Fund’s cash using index	on as investment advice and, because investment decisions
futures contracts to provide the Fund with full market exposure.	for a Russell Investment Funds (“RIF”) Fund are based on
This had a positive impact on the Fund’s performance.	numerous factors, should not be relied on as an indication
of investment decisions of any RIF Fund.

* Assumes initial investment on January 1, 2007.

** Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000®
Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap opportunity barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

*** The Aggressive Equity Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Aggressive Equity Linked Benchmark represents the returns of the Russell 2500TM Index through
April 30, 2012 and the returns of the Russell 2000® Index thereafter.

§ Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with Securities and Exchange
Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted Accounting Principles (“U.S.
GAAP”).

Aggressive Equity Fund 29

Russell Investment Funds
Aggressive Equity Fund

Shareholder Expense Example — December 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2016 to December 31, 2016.	July 1, 2016	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2016	$1,164.20	$1,020.06
The information in the table under the heading “Actual	Expenses Paid During Period*	$5.49	$5.13
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 1.01%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

30 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Common Stocks - 95.1%			Penn National Gaming, Inc.(Æ)	45,694	630
Consumer Discretionary - 13.1%			Performance Sports Group, Ltd.(Æ)	15,783	24
Acushnet Holdings Corp.(Æ)	19,662	388	Planet Fitness, Inc. Class A	25,508	513
American Axle & Manufacturing Holdings,			Red Robin Gourmet Burgers, Inc.(Æ)	4,152	234
Inc.(Æ)	4,433	86	RH(Æ)	5,388	165
American Eagle Outfitters, Inc.(Ñ)	16,430	249	Salem Media Group, Inc. Class A	33,092	207
American Outdoor Brands Corp.(Æ)	18,056	381	Skechers U.S.A., Inc. Class A(Æ)	11,042	271
Big Lots, Inc.(Ñ)	25,653	1,289	SodaStream International, Ltd.(Æ)	10,035	396
Bloomin' Brands, Inc.	55,570	1,003	Stamps.com, Inc.(Æ)(Ñ)	8,095	929
Blue Nile, Inc.	4,814	196	Steven Madden, Ltd.(Æ)	6,234	223
Bojangles', Inc.(Æ)	18,352	342	Superior Uniform Group, Inc.	10,370	203
Boot Barn Holdings, Inc.(Æ)(Ñ)	16,051	201	Tandy Leather Factory, Inc.(Æ)	36,727	297
Build-A-Bear Workshop, Inc. Class A(Æ)	9,986	137	Tenneco, Inc.(Æ)	4,878	305
Cato Corp. (The) Class A	6,430	193	Texas Roadhouse, Inc. Class A	3,500	169
Central Garden & Pet Co.(Æ)	8,416	278	Tower International, Inc.	2,308	65
Century Communities, Inc.(Æ)	20,448	429	TRI Pointe Group, Inc.(Æ)	8,874	102
Chegg, Inc.(Æ)	56,568	417	Tuesday Morning Corp.(Æ)	9,829	53
Chico's FAS, Inc.	20,366	293	Universal Electronics, Inc.(Æ)	17,434	1,126
Children's Place, Inc. (The)	5,060	511	Vera Bradley, Inc.(Æ)	4,875	57
ClubCorp Holdings, Inc.	52,229	749	Winnebago Industries, Inc.	4,035	128
Columbia Sportswear Co.	12,914	753	Wolverine World Wide, Inc.	28,984	636
Conn's, Inc.(Æ)	17,894	226	ZAGG, Inc.(Æ)	58,455	415
Cooper Tire & Rubber Co.	6,843	266	Zoe's Kitchen, Inc.(Æ)(Ñ)	9,231	221
Cooper-Standard Holdings, Inc.(Æ)	399	41			29,978
Dana, Inc.	6,005	114
Dave & Buster's Entertainment, Inc.(Æ)	7,563	426
Delta Apparel, Inc.(Æ)	25,605	531	Consumer Staples - 2.7%
Destination Maternity Corp.(Æ)	8,633	45	Andersons, Inc. (The)	28,351	1,268
Destination XL Group, Inc.(Æ)	71,373	303	Cal-Maine Foods, Inc.(Æ)(Ñ)	2,252	99
Duluth Holdings, Inc. Class B(Æ)	1,333	34	Flowers Foods, Inc.	22,003	439
Express, Inc.(Æ)	11,337	122	Hain Celestial Group, Inc. (The)(Æ)	12,960	506
Finish Line, Inc. (The) Class A	43,823	824	J&J Snack Foods Corp.	1,257	168
Fox Factory Holding Corp.(Æ)	38,369	1,066	John B Sanfilippo & Son, Inc.	10,781	759
Gentherm, Inc.(Æ)	2,280	77	Lancaster Colony Corp.	160	23
Grand Canyon Education, Inc.(Æ)	9,867	577	Medifast, Inc.	2,179	91
Gray Television, Inc.(Æ)	51,615	560	MGP Ingredients, Inc.	6,409	320
Habit Restaurants, Inc. (The) Class A(Æ)	10,796	186	Omega Protein Corp.(Æ)	13,270	332
Helen of Troy, Ltd.(Æ)	1,199	101	Primo Water Corp.(Æ)	47,582	584
Hibbett Sports, Inc.(Æ)(Ñ)	15,661	584	Snyders-Lance, Inc.	25,025	960
HSN, Inc.	18,337	629	Universal Corp.	2,650	169
IMAX Corp.(Æ)	3,131	98	USANA Health Sciences, Inc.(Æ)	1,116	68
Jack in the Box, Inc.	1,995	223	Village Super Market, Inc. Class A	3,140	97
Kona Grill, Inc.(Æ)(Ñ)	17,478	219	Weis Markets, Inc.	2,527	169
LGI Homes, Inc.(Æ)(Ñ)	10,783	310			6,052
Libbey, Inc.	24,330	473
Lithia Motors, Inc. Class A	3,180	308	Energy - 4.4%
Malibu Boats, Inc. Class A(Æ)	23,319	445	Callon Petroleum Co.(Æ)	75,958	1,168
Marcus Corp.	23,036	726	Delek US Holdings, Inc.	31,165	750
MarineMax, Inc.(Æ)	21,675	419	Gulfport Energy Corp.(Æ)	12,057	261
Marriott Vacations Worldwide Corp.	6,498	551	Hostess Brands, Inc.(Æ)	56,523	735
Meredith Corp.	7,394	437	Matrix Service Co.(Æ)	4,540	103
Nautilus, Inc.(Æ)	27,467	508	Oceaneering International, Inc.	31,018	875
Nutrisystem, Inc.	15,713	544	Oil States International, Inc.(Æ)	2,712	106
Ollie's Bargain Outlet Holdings, Inc.(Æ)	20,808	592	PBF Energy, Inc. Class A	91,396	2,549
Outfront Media, Inc. (ö)	31,486	783	Ring Energy, Inc.(Æ)	37,682	489
Oxford Industries, Inc.	10,606	638	Southwestern Energy Co.(Æ)	102,876	1,113
Panera Bread Co. Class A(Æ)	1,563	321	Synergy Resources Corp.(Æ)(Ñ)	75,680	674
Papa John's International, Inc.	4,065	348	Western Refining, Inc.	3,096	117
Papa Murphy's Holdings, Inc.(Æ)(Ñ)	14,025	59	Whiting Petroleum Corp.(Æ)	67,844	815

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 31

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
WPX Energy, Inc.(Æ)	22,858	333	First Foundation, Inc.(Æ)	1,232	35
		10,088	First Horizon National Corp.	49,378	988
			First Industrial Realty Trust, Inc.(ö)	3,387	95
Financial Services - 24.4%			First Interstate BancSystem, Inc. Class A	6,380	271
Acadia Realty Trust(ö)	2,389	78	First Merchants Corp.	14,656	552
Agree Realty Corp.(ö)	5,965	275	First Midwest Bancorp, Inc.	23,331	589
Alexander's, Inc. (ö)	188	80	First NBC Bank Holding Co.(Æ)(Ñ)	6,232	45
Ambac Financial Group, Inc.(Æ)	7,581	171	Flagstar Bancorp, Inc.(Æ)	6,431	173
American Assets Trust, Inc. (ö)	1,311	56	FNB Corp.	194,561	3,118
American Equity Investment Life Holding			Franklin Financial Network, Inc.(Æ)	11,039	462
Co.	72,948	1,644	Franklin Street Properties Corp. (ö)	6,261	81
Amerisafe, Inc.	21,055	1,313	Fulton Financial Corp.	4,538	85
Ares Commercial Real Estate Corp. (ö)	3,937	54	Genworth Financial, Inc. Class A(Æ)	18,598	71
Armada Hoffler Properties, Inc. (ö)	4,066	59	German American Bancorp, Inc.	8,249	434
Ashford Hospitality Trust, Inc. (ö)	9,861	77	Getty Realty Corp. (ö)	3,214	82
Astoria Financial Corp.	18,017	336	Gladstone Commercial Corp. (Ñ)(ö)	3,218	65
Atlas Financial Holdings, Inc.(Æ)	19,844	358	Government Properties Income Trust (ö)	3,473	66
Banc of California, Inc.(Ñ)	12,568	218	Gramercy Property Trust (ö)	21,118	194
BancFirst Corp.	838	78	Great Ajax Corp. (ö)	4,085	54
Bancorp, Inc. (The)(Æ)	65,548	515	Green Dot Corp. Class A(Æ)	40,584	956
Bank of the Ozarks, Inc.	1,646	87	Hancock Holding Co.	12,408	535
Banner Corp.	14,272	797	Hannon Armstrong Sustainable Infrastructure
BofI Holding, Inc.(Æ)	6,950	198	Capital, Inc. (ö)	1,804	34
Brandywine Realty Trust(ö)	35,540	587	Hanover Insurance Group, Inc. (The)	16,334	1,487
Brookline Bancorp, Inc.	21,382	351	Healthcare Realty Trust, Inc.(ö)	3,181	96
Capitol Federal Financial, Inc.	7,247	119	Heritage Financial Corp.	18,192	468
CareTrust, Inc. (ö)	4,510	69	Hersha Hospitality Trust Class A(ö)	3,384	73
CatchMark Timber Trust, Inc. Class A(ö)	6,505	73	Hilltop Holdings, Inc.	12,638	377
Cathay General Bancorp	2,373	90	Houlihan Lokey, Inc. Class A	8,661	270
Cedar Realty Trust, Inc. (ö)	6,993	46	Hudson Pacific Properties, Inc.(ö)	18,562	646
Chatham Lodging Trust (ö)	2,957	61	Iberiabank Corp.	12,454	1,043
Chemical Financial Corp.	11,476	622	Investors Real Estate Trust (Ñ)(ö)	7,533	54
Chesapeake Lodging Trust(ö)	2,838	73	iStar, Inc. (Æ)(ö)	5,583	69
CoBiz Financial, Inc.	23,871	403	JER Investment Trust, Inc.(Æ)(Å)	1,771	—
Cohen & Steers, Inc.	18,485	621	Kinsale Capital Group, Inc.	4,540	154
Collectors Universe, Inc.	946	20	Kite Realty Group Trust (ö)	2,885	68
Colony Capital, Inc. Class A(Ñ)(ö)	4,293	87	LaSalle Hotel Properties(ö)	5,432	166
Colony Starwood Homes(ö)	2,863	82	LendingTree, Inc.(Æ)	7,126	722
Columbia Banking System, Inc.	4,953	221	Lexington Realty Trust (ö)	8,191	88
Columbia Property Trust, Inc.(ö)	25,699	555	LTC Properties, Inc. (ö)	1,708	80
Community Bank System, Inc.	7,265	449	Mack-Cali Realty Corp.(ö)	3,216	93
Community Healthcare Trust, Inc. (ö)	20,019	461	Medical Properties Trust, Inc.(ö)	7,262	89
CoreSite Realty Corp. Class A(ö)	1,428	113	Mercantile Bank Corp.	11,768	444
Cousins Properties, Inc.(ö)	11,957	102	Meridian Bancorp, Inc.	56,944	1,076
DuPont Fabros Technology, Inc.(ö)	2,152	95	MGIC Investment Corp.(Æ)	31,245	318
Easterly Government Properties, Inc. (ö)	4,564	91	Midland States Bancorp, Inc.	2,628	95
EastGroup Properties, Inc. (ö)	1,144	84	Monmouth Real Estate Investment Corp. (ö)	5,583	85
Education Realty Trust, Inc.(ö)	17,179	727	National Bank Holdings Corp. Class A	9,117	291
Employers Holdings, Inc.	5,322	211	National General Holdings Corp.	27,478	687
Equity Commonwealth (Æ)(ö)	6,371	193	National Health Investors, Inc.(ö)	1,180	88
Essent Group, Ltd.(Æ)	1,103	36	National Storage Affiliates Trust (ö)	3,035	67
Evercore Partners, Inc. Class A	2,553	175	National Western Life Group, Inc. Class A	375	117
FCB Financial Holdings, Inc. Class A(Æ)	9,720	464	Navigators Group, Inc. (The)	3,135	369
FelCor Lodging Trust, Inc. (ö)	7,075	57	New Residential Investment Corp. (ö)	4,047	64
Fidelity & Guaranty Life	7,589	180	Northrim BanCorp, Inc.	15,426	487
First Bancorp	13,469	366	Northwest Bancshares, Inc.	19,593	353
First Citizens BancShares, Inc. Class A	238	84	OFG Bancorp	109,783	1,438
First Commonwealth Financial Corp.	78,522	1,113	Old National Bancorp	52,017	944
			OM Asset Management PLC	71,181	1,032

See accompanying notes which are an integral part of the financial statements.

32 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
OneBeacon Insurance Group, Ltd. Class A	17,446	280	Zions Bancorporation	33,976	1,462
Owens Realty Mortgage, Inc. (ö)	3,054	57			55,849
Pacific Premier Bancorp, Inc.(Æ)	35,139	1,242
Parkway, Inc.(Æ)(ö)	2,631	59	Health Care - 8.9%
Pebblebrook Hotel Trust(ö)	2,966	88	Abaxis, Inc.	1,284	68
Pennsylvania Real Estate Investment Trust			Abiomed, Inc.(Æ)	2,955	333
(ö)	2,586	49	Adamas Pharmaceuticals, Inc.(Æ)(Ñ)	1,561	26
Physicians Realty Trust(ö)	6,627	126	Aduro Biotech, Inc. Class A(Æ)(Ñ)	3,663	42
Potlatch Corp. (ö)	17,402	725	Advaxis, Inc.(Æ)(Ñ)	4,483	32
Preferred Apartment Communities, Inc. Class			Akorn, Inc.(Æ)	18,039	394
A(ö)	4,414	66	Alder Biopharmaceuticals, Inc.(Æ)	1,424	30
Preferred Bank	11,109	582	Amicus Therapeutics, Inc.(Æ)(Ñ)	7,811	39
PrivateBancorp, Inc. Class A	4,616	250	Analogic Corp.	5,144	427
ProAssurance Corp.	6,657	374	Anavex Life Sciences Corp.(Æ)(Ñ)	16,801	67
Prosperity Bancshares, Inc.	11,416	819	Anika Therapeutics, Inc.(Æ)	1,012	50
QCR Holdings, Inc.	1,584	69	Ardelyx, Inc.(Æ)(Ñ)	3,231	46
QTS Realty Trust, Inc. Class A(ö)	2,117	105	ARIAD Pharmaceuticals, Inc.(Æ)	6,865	85
Radian Group, Inc.	19,747	355	Array BioPharma, Inc.(Æ)	6,948	61
Ramco-Gershenson Properties Trust (ö)	4,208	70	Asterias Biotherapeutics, Inc.(Æ)(Ñ)	15,324	70
Real Industry, Inc.(Æ)	33,517	204	Athersys, Inc.(Æ)(Ñ)	16,854	26
Redwood Trust, Inc. (ö)	4,654	71	Atrion Corp.	340	172
Resource Capital Corp. (ö)	528	4	Avexis, Inc.(Æ)	968	46
Retail Opportunity Investments Corp.(ö)	28,165	595	AxoGen, Inc.(Æ)	30,170	272
Rexford Industrial Realty, Inc.(ö)	3,219	75	Axovant Sciences, Ltd.(Æ)(Ñ)	3,421	42
RLJ Lodging Trust(ö)	4,253	104	Bellicum Pharmaceuticals, Inc.(Æ)(Ñ)	2,857	39
Sabra Health Care , Inc. (ö)	2,341	57	BioCryst Pharmaceuticals, Inc.(Æ)	11,458	73
Safeguard Scientifics, Inc.(Æ)	11,803	159	BioScrip, Inc.(Æ)	27,956	29
Saul Centers, Inc. (ö)	744	50	BioTelemetry, Inc.(Æ)	17,393	389
Select Income (ö)	3,162	80	BioTime, Inc.(Æ)(Ñ)	15,959	58
Seritage Growth Properties (Ñ)(ö)	1,405	60	Bluebird Bio, Inc.(Æ)(Ñ)	930	57
SLM Corp.(Æ)	33,705	371	Blueprint Medicines Corp.(Æ)	2,047	57
STAG Industrial, Inc. (ö)	23,897	570	Cambrex Corp.(Æ)	10,728	579
State Auto Financial Corp.	6,549	176	Cardiovascular Systems, Inc.(Æ)	9,943	241
State Bank Financial Corp.	10,908	293	Celldex Therapeutics, Inc.(Æ)(Ñ)	11,196	40
Sterling Bancorp	24,524	574	Chemed Corp.	1,234	198
Stifel Financial Corp.(Æ)	4,846	242	ChemoCentryx, Inc.(Æ)	6,010	44
STORE Capital Corp.(ö)	23,689	585	Cidara Therapeutics, Inc.(Æ)(Ñ)	4,981	52
Summit Hotel Properties, Inc. (ö)	4,870	78	Dimension Therapeutics, Inc.(Æ)	11,816	51
TCF Financial Corp.	41,799	819	Editas Medicine, Inc.(Æ)	2,045	33
Terreno Realty Corp.(ö)	4,331	123	Eiger BioPharmaceuticals, Inc.(Æ)(Ñ)	3,053	36
Texas Capital Bancshares, Inc.(Æ)	5,497	431	Envision Healthcare Corp.(Æ)	6,683	423
TrustCo Bank Corp.	14,199	124	Enzo Biochem, Inc.(Æ)	7,742	54
UMB Financial Corp.	9,555	737	Epizyme, Inc.(Æ)(Ñ)	4,164	50
Umpqua Holdings Corp.	4,950	93	Exact Sciences Corp.(Æ)	4,406	59
Universal Health Realty Income Trust (ö)	836	55	Exactech, Inc.(Æ)	11,101	303
Univest Corp. of Pennsylvania	3,357	104	Exelixis, Inc.(Æ)	6,365	95
Urban Edge Properties(ö)	2,998	82	FibroGen, Inc.(Æ)	2,949	63
Urstadt Biddle Properties, Inc. Class A(ö)	3,826	92	Flexion Therapeutics, Inc.(Æ)	2,690	51
Voya Financial, Inc.	20,957	822	Foundation Medicine, Inc.(Æ)(Ñ)	2,032	36
Washington Prime Group, Inc.(ö)	7,070	74	Glaukos Corp.(Æ)	18,852	647
Washington Real Estate Investment Trust(ö)	2,755	90	Global Blood Therapeutics, Inc.(Æ)(Ñ)	2,491	36
WesBanco, Inc.	19,180	826	Globus Medical, Inc. Class A(Æ)	9,576	238
Westamerica Bancorporation	1,126	71	GlycoMimetics, Inc.(Æ)	7,264	44
Western Alliance Bancorp(Æ)	9,518	464	Halozyme Therapeutics, Inc.(Æ)	5,793	57
Whitestone Class B(ö)	4,509	65	Healthways, Inc.(Æ)	22,176	505
Wintrust Financial Corp.	13,383	971	Heska Corp.(Æ)	15,576	1,115
WisdomTree Investments, Inc.(Ñ)	9,197	102	ICU Medical, Inc.(Æ)	9,044	1,333
Xenia Hotels & Resorts, Inc.(ö)	4,378	85	Immune Design Corp.(Æ)	5,610	31
Xenith Bankshares, Inc.(Æ)	1,225	35

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 33

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value	Amount ($) or		Value
	Shares	$		Shares	$
INC Research Holdings, Inc. Class A(Æ)	16,967	892	FMC Corp.	9,245	523
Inogen, Inc.(Æ)	12,325	828	FutureFuel Corp.	19,720	274
Inovio Pharmaceuticals, Inc.(Æ)(Ñ)	8,266	57	Haynes International, Inc.	10,007	430
Integra LifeSciences Holdings Corp.(Æ)	6,102	523	Ingevity Corp.(Æ)	10,273	564
Ironwood Pharmaceuticals, Inc. Class A(Æ)	5,181	79	Insteel Industries, Inc.	8,604	307
Kindred Healthcare, Inc.	46,739	367	Interface, Inc. Class A	55,337	1,027
Kite Pharma, Inc.(Æ)(Ñ)	1,495	67	ITT, Inc.	18,979	732
Lannett Co., Inc.(Æ)(Ñ)	66,108	1,457	KapStone Paper and Packaging Corp.	29,831	658
Lexicon Pharmaceuticals, Inc.(Æ)	3,650	50	Koppers Holdings, Inc.(Æ)	13,624	549
Ligand Pharmaceuticals, Inc. Class B(Æ)(Ñ)	4,418	449	Kronos Worldwide, Inc.(Ñ)	62,461	746
Loxo Oncology, Inc.(Æ)(Ñ)	2,118	68	Landec Corp.(Æ)	15,132	209
MediciNova, Inc.(Æ)	3,125	19	LB Foster Co. Class A	33,622	457
Minerva Neurosciences, Inc.(Æ)	3,995	47	LSB Industries, Inc.(Æ)(Ñ)	90,540	762
National HealthCare Corp.	3,999	303	MRC Global, Inc.(Æ)	25,632	519
NeoGenomics, Inc.(Æ)	31,055	266	NN, Inc.	23,342	445
Nevro Corp.(Æ)(Ñ)	4,861	353	Omnova Solutions, Inc.(Æ)	61,205	612
NuVasive, Inc.(Æ)	11,550	778	Owens-Illinois, Inc.(Æ)	19,573	341
Ophthotech Corp.(Æ)	1,333	6	Patrick Industries, Inc.(Æ)	18,399	1,405
Otonomy, Inc.(Æ)	4,018	64	PGT Innovations, Inc.(Æ)	40,550	464
Owens & Minor, Inc.	6,631	234	PolyOne Corp.	25,504	817
PAREXEL International Corp.(Æ)	637	42	Quaker Chemical Corp.	551	70
Penumbra, Inc.(Æ)(Ñ)	10,743	685	Silgan Holdings, Inc.	15,999	819
Pfenex, Inc.(Æ)	1,996	18	Summit Materials, Inc. Class A(Æ)	19,186	456
PRA Health Sciences, Inc.(Æ)	7,336	404	UFP Technologies, Inc.(Æ)	1,961	50
PTC Therapeutics, Inc.(Æ)	8,139	89	United States Steel Corp.	20,884	689
Radius Health, Inc.(Æ)(Ñ)	944	36	Universal Stainless & Alloy Products, Inc.(Æ)	17,017	230
Rigel Pharmaceuticals, Inc.(Æ)	16,863	40	US Concrete, Inc.(Æ)	16,947	1,110
RTI Surgical, Inc.(Æ)	15,899	52			20,139
Sage Therapeutics, Inc.(Æ)	904	46
Sangamo BioSciences, Inc.(Æ)	12,056	37	Producer Durables - 16.3%
Sarepta Therapeutics, Inc.(Æ)	1,939	53	AAR Corp.	16,268	538
Seres Therapeutics, Inc.(Æ)(Ñ)	3,711	37	ACCO Brands Corp.(Æ)	129,228	1,685
Sorrento Therapeutics, Inc.(Æ)(Ñ)	9,278	45	Advanced Energy Industries, Inc.(Æ)	12,765	699
Spark Therapeutics, Inc.(Æ)	1,107	55	Air Transport Services Group, Inc.(Æ)	69,619	1,111
Supernus Pharmaceuticals, Inc.(Æ)	11,062	279	Altra Industrial Motion Corp.	11,537	426
Surmodics, Inc.(Æ)	8,219	209	Atlas Air Worldwide Holdings, Inc.(Æ)	23,115	1,205
Synergy Pharmaceuticals, Inc.(Æ)(Ñ)	27,886	170	AZZ, Inc.	11,856	758
TESARO, Inc.(Æ)	733	99	Brink's Co. (The)	11,480	474
Triple-S Management Corp. Class B(Æ)	2,751	57	Casella Waste Systems, Inc. Class A(Æ)	61,136	759
Ultragenyx Pharmaceutical, Inc.(Æ)	1,146	81	CEB, Inc.(Æ)	13,360	810
US Physical Therapy, Inc.	7,903	555	Chicago Bridge & Iron Co.	6,663	212
Vanda Pharmaceuticals, Inc.(Æ)	2,809	45	Columbus McKinnon Corp.	28,700	776
Versartis, Inc.(Æ)(Ñ)	4,431	66	Compass Diversified Holdings	63,048	1,129
WebMD Health Corp. Class A(Æ)	8,656	429	Convergys Corp.	2,896	71
Zeltiq Aesthetics, Inc.(Æ)(Ñ)	6,824	297	Covanta Holding Corp.	45,412	708
		20,277	Crane Co.	10,051	725
			Deluxe Corp.	2,621	188
Materials and Processing - 8.8%			Ducommun, Inc.(Æ)	17,813	455
A Schulman, Inc.	46,221	1,547	Dycom Industries, Inc.(Æ)	5,950	478
Aceto Corp.	8,435	185	Ennis, Inc.	19,667	341
Allegheny Technologies, Inc.	16,828	268	Essendant, Inc.(Æ)	3,869	81
American Vanguard Corp.	2,928	56	Flir Systems, Inc.	15,470	560
Armstrong Flooring, Inc.(Æ)	3,238	64	Forrester Research, Inc.	1,122	48
Atkore International Group, Inc.(Æ)(Ñ)	9,383	224	Forward Air Corp.	7,251	344
Beacon Roofing Supply, Inc.(Æ)	4,834	223	Genesee & Wyoming, Inc. Class A(Æ)	5,113	355
Cabot Microelectronics Corp.	9,504	600	GP Strategies Corp.(Æ)	10,659	305
Carpenter Technology Corp.	16,870	610	Granite Construction, Inc.	20,321	1,118
Compass Minerals International, Inc.(Ñ)	14,006	1,097	Greenbrier Cos., Inc.(Ñ)	12,347	513

See accompanying notes which are an integral part of the financial statements.

34 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($) or	Value		Amount ($) or	Value
	Shares	$		Shares	$
Hudson Technologies, Inc.(Æ)	84,576	677	Cypress Semiconductor Corp.	108,541	1,241
John Bean Technologies Corp.	9,761	839	CYREN, Ltd.(Æ)	67,902	146
KBR, Inc.	80,120	1,336	Datalink Corp.(Æ)	4,754	54
Keysight Technologies, Inc.(Æ)	17,104	625	Diebold Nixdorf, Inc.	66,806	1,679
KLX, Inc.(Æ)	12,406	560	Donnelley Financial Solutions, Inc.(Æ)	15,391	354
Knight Transportation, Inc.	12,449	411	ePlus, Inc.(Æ)	1,610	185
Korn/Ferry International	30,655	902	Evolent Health, Inc. Class A(Æ)(Ñ)	7,961	118
LCI Industries	2,471	266	Exar Corp.(Æ)	45,676	492
Lydall, Inc.(Æ)	15,974	988	Fabrinet(Æ)	14,495	584
Marten Transport, Ltd.	8,236	192	Five9, Inc.(Æ)	61,505	873
MasTec, Inc.(Æ)	27,096	1,036	FormFactor, Inc.(Æ)	33,860	379
McGrath RentCorp	20,865	818	Gigamon, Inc.(Æ)	18,907	861
Mitek Systems, Inc.(Æ)	35,352	217	Glu Mobile, Inc.(Æ)(Ñ)	37,589	73
Modine Manufacturing Co.(Æ)	30,805	459	GTT Communications, Inc.(Æ)	28,549	821
NV5 Global, Inc.(Æ)	24,510	819	II-VI, Inc.(Æ)	14,848	440
Old Dominion Freight Line, Inc.(Æ)	6,271	538	Insight Enterprises, Inc.(Æ)	7,206	291
On Assignment, Inc.(Æ)	4,263	188	Integrated Device Technology, Inc.(Æ)	2,700	64
OSI Systems, Inc.(Æ)	7,601	579	iRobot Corp.(Æ)	2,186	128
Polar Power, Inc.(Æ)	16,210	145	Ixia(Æ)	17,641	284
Primoris Services Corp.	40,792	929	KEYW Holding Corp. (The)(Æ)	22,420	264
Quanta Services, Inc.(Æ)	21,663	755	LogMeIn, Inc.	5,415	523
Radiant Logistics, Inc.(Æ)	77,379	302	Lumentum Holdings, Inc.(Æ)	22,308	862
Student Transportation, Inc.	61,080	341	Manhattan Associates, Inc.(Æ)	10,364	550
Sun Hydraulics Corp.	3,608	144	Match Group, Inc.(Æ)(Ñ)	13,140	225
Swift Transportation Co. Class A(Æ)(Ñ)	8,988	219	MeetMe, Inc.(Æ)	9,496	47
Sykes Enterprises, Inc.(Æ)	8,785	254	Mercury Systems, Inc.(Æ)	19,458	588
Terex Corp.	34,929	1,101	Methode Electronics, Inc.	6,496	269
Tidewater, Inc.(Æ)(Ñ)	172,120	587	MKS Instruments, Inc.	1,108	66
TransDigm Group, Inc.	1,424	355	Monolithic Power Systems, Inc.	2,504	205
Triumph Group, Inc.	34,552	916	NETGEAR, Inc.(Æ)	4,225	230
Vishay Precision Group, Inc.(Æ)	14,904	282	NIC, Inc.	8,149	195
Wesco Aircraft Holdings, Inc.(Æ)	48,176	720	Novanta, Inc.(Æ)	51,053	1,072
WNS Holdings, Ltd. - ADR(Æ)	22,908	631	Open Text Corp.	12,374	765
Zebra Technologies Corp. Class A(Æ)	15,579	1,336	Orbotech, Ltd.(Æ)	35,121	1,173
		37,339	PC Connection, Inc.	10,048	282
			Pegasystems, Inc.	10,093	363
Technology - 14.7%			Photronics, Inc.(Æ)	4,416	50
A10 Networks, Inc.(Æ)	26,276	218	Q2 Holdings, Inc.(Æ)	11,118	321
Acacia Research Corp.(Æ)	53,194	346	RADCOM, Ltd.(Æ)	23,212	413
ADTRAN, Inc.	56,582	1,264	Rambus, Inc.(Æ)	5,438	75
Airgain, Inc.(Æ)	10,436	150	RealPage, Inc.(Æ)	21,144	634
Anixter International, Inc.(Æ)	5,577	452	Rudolph Technologies, Inc.(Æ)	11,616	271
Asure Software, Inc.(Æ)	7,451	63	Sanmina Corp.(Æ)	5,799	213
AVX Corp.	3,898	61	Sapiens International Corp. NV	52,244	749
AXT, Inc.(Æ)	26,156	126	Sparton Corp.(Æ)	10,625	253
Bazaarvoice, Inc.(Æ)	15,685	76	Streamline Health Solutions, Inc.(Æ)	44,115	55
Benchmark Electronics, Inc.(Æ)	10,706	327	Synaptics, Inc.(Æ)	4,752	255
Black Box Corp.	27,323	417	Synchronoss Technologies, Inc.(Æ)	7,863	301
CACI International, Inc. Class A(Æ)	852	106	Syntel, Inc.	5,333	106
Callidus Software, Inc.(Æ)	15,218	256	Tangoe, Inc.(Æ)	17,784	140
Carbonite, Inc.(Æ)	52,079	854	Tech Data Corp.(Æ)	620	53
Castlight Health, Inc. Class B(Æ)	40,907	202	TESSCO Technologies, Inc.	17,246	224
CEVA, Inc.(Æ)	18,427	618	Tessera Holding Corp.	28,066	1,241
Ciena Corp.(Æ)	16,585	405	TTM Technologies, Inc.(Æ)	13,556	185
Coherent, Inc.(Æ)	7,327	1,007	Tyler Technologies, Inc.(Æ)	3,861	551
Cohu, Inc.	29,489	410	Varonis Systems, Inc.(Æ)	22,296	598
CommVault Systems, Inc.(Æ)	16,802	864	VeriFone Systems, Inc.(Æ)	77,798	1,378
comScore, Inc.(Æ)	3,494	110	Web.com Group, Inc.(Æ)	9,255	196
			Wix.com, Ltd.(Æ)	6,263	279

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 35

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2016

	Amounts in thousands (except share amounts)
		Principal		Fair
		Amount ($) or		Value
		Shares		$
	Xplore Technologies Corp.(Æ)	41,484		84
				33,703

	Utilities - 1.8%
	Allete, Inc.	669		43
	ATN International, Inc.	847		68
	Black Hills Corp.	3,080		189
	Boingo Wireless, Inc.(Æ)	35,960		438
	California Water Service Group	2,148		73
	Chesapeake Utilities Corp.	1,586		106
	Cogent Communications Holdings, Inc.	6,188		256
	Dynegy, Inc. Class A(Æ)	5,998		51
	Idacorp, Inc.	3,418		275
	Northwest Natural Gas Co.	1,055		63
	NorthWestern Corp.	500		28
	NRG Yield, Inc. Class C	3,328		53
	ONE Gas, Inc.	4,630		296
	Ormat Technologies, Inc.	1,412		76
	Portland General Electric Co.	961		42
	Shenandoah Telecommunications Co.	809		22
	Spire, Inc.	4,041		261
	Spok Holdings, Inc.	11,651		242
	Unitil Corp.	18,623		844
	Vonage Holdings Corp.(Æ)	70,732		485
	WGL Holdings, Inc.	1,106		84
				3,995

	Total Common Stocks
	(cost $182,085)			217,420

	Short-Term Investments - 4.2%
	U.S. Cash Management Fund	9,565,025	(8)	9,567
	Total Short-Term Investments
	(cost $9,566)			9,567

	Other Securities - 5.5%
	U.S. Cash Collateral Fund(×)	12,595,642	(8)	12,596
	Total Other Securities
	(cost $12,596)			12,596

	Total Investments 104.8%
	(identified cost $204,247)			239,583

	Other Assets and Liabilities, Net
-	(4.8%)			(10,868)
	Net Assets - 100.0%			228,715

See accompanying notes which are an integral part of the financial statements.

36 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2016

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or shares	$	$	$
0.0%
JER Investment Trust, Inc.	05/27/04	1,771	82.03	145	—
					—
For a description of restricted securities see note 7 in the Notes to Financial Statements.

Futures Contracts
Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Russell 2000 Mini Index Futures	140	USD	9,498	03/17	(121)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(121)

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Common Stocks
Consumer Discretionary	$29,978	$—	$—	$—	$29,978	13.1
Consumer Staples	6,052	—	—	—	6,052	2.7
Energy	10,088	—	—	—	10,088	4.4
Financial Services	55,849	—	—	—	55,849	24.4
Health Care	20,277	—	—	—	20,277	8.9
Materials and Processing	20,139	—	—	—	20,139	8.8
Producer Durables	37,339	—	—	—	37,339	16.3
Technology	33,703	—	—	—	33,703	14.7
Utilities	3,995	—	—	—	3,995	1.8
Short-Term Investments	—	—	—	9,567	9,567	4.2
Other Securities	—	—	—	12,596	12,596	5.5
Total Investments	217,420	—	—	22,163	239,583	104.8
Other Assets and Liabilities, Net						(4.8)
						100.0
Other Financial Instruments

Liabilities
Futures Contracts	(121)	—	—	—	(121)	(0.1)
Total Other Financial Instruments*	$(121)	$—	$—	$—	$(121)

* Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 37

Russell Investment Funds
Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2016

(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

38 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Fair Value of Derivative Instruments — December 31, 2016

Amounts in thousands

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts*	$121

Equity
Derivatives not accounted for as hedging instruments	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$2,131

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(152)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 39

Russell Investment Funds
Aggressive Equity Fund
Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$12,124	$—	$12,124
Total Financial and Derivative Assets		12,124	—	12,124
Financial and Derivative Assets not subject to a netting agreement		—	—	—
Total Financial and Derivative Assets subject to a netting agreement		$12,124	$—	$12,124

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Barclays	$794	$—	$794	$—
Citigroup	535	—	535	—
Fidelity	1,262	—	1,262	—
Goldman Sachs	1,717	—	1,717	—
ING	160	—	160	—
JPMorgan Chase	2,913	—	2,913	—
Merrill Lynch	699	—	699	—
Morgan Stanley	3,988	—	3,988	—
UBS	56	—	56	—
Total	$12,124	$—	$12,124	$—

See accompanying notes which are an integral part of the financial statements.

40 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund
Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
December 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$40	$—	$40
Total Financial and Derivative Liabilities		40	—	40
Financial and Derivative Liabilities not subject to a netting agreement		(40)	—	(40)
Total Financial and Derivative Liabilities subject to a netting agreement		$—	$—	$—

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 41

Russell Investment Funds
Aggressive Equity Fund

Statement of Assets and Liabilities — December 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$204,247
Investments, at fair value(*)(>)	239,583
Cash (restricted)(a)	745
Receivables:
Dividends and interest	266
Dividends from affiliated funds	5
Investments sold	1,874
Fund shares sold	49
Total assets	242,522

Liabilities
Payables:
Investments purchased	877
Fund shares redeemed	39
Accrued fees to affiliates	188
Other accrued expenses	67
Variation margin on futures contracts	40
Payable upon return of securities loaned	12,596
Total liabilities	13,807

Net Assets	$228,715

See accompanying notes which are an integral part of the financial statements.

42 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Statement of Assets and Liabilities, continued — December 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$261
Accumulated net realized gain (loss)	(4,220)
Unrealized appreciation (depreciation) on:
Investments	35,336
Futures contracts	(121)
Shares of beneficial interest	150
Additional paid-in capital	197,309
Net Assets	$228,715

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$15.21
Net assets	$228,714,570
Shares outstanding ($.01 par value)	15,033,545
Amounts in thousands
(*) Securities on loan included in investments	$12,124
(>) Investments in affiliates, U.S. Cash Management Fund and U.S. Cash Collateral Fund	$22,163

(a) Cash Collateral for Futures	$745
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 43

Russell Investment Funds
Aggressive Equity Fund

Statement of Operations — For the Period Ended December 31, 2016

Amounts in thousands
Investment Income
Dividends	$3,466
Dividends from affiliated funds	48
Securities lending income (net)	213
Securities lending income from affiliated funds (net)	73
Total investment income	3,800

Expenses
Advisory fees	1,906
Administrative fees	106
Custodian fees (1)	41
Transfer agent fees	9
Professional fees	68
Trustees’ fees	8
Printing fees	29
Miscellaneous	23
Total expenses	2,190
Net investment income (loss)	1,610

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,047
Futures contracts	2,131
Net realized gain (loss)	3,178
Net change in unrealized appreciation (depreciation) on:
Investments	32,649
Futures contracts	(152)
Net change in unrealized appreciation (depreciation)	32,497
Net realized and unrealized gain (loss)	35,675
Net Increase (Decrease) in Net Assets from Operations	$37,285

(1)     Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 9 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

44 Aggressive Equity Fund

Russell Investment Funds
Aggressive Equity Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,610	$1,468
Net realized gain (loss)	3,178	12,739
Net change in unrealized appreciation (depreciation)	32,497	(30,791)
Net increase (decrease) in net assets from operations	37,285	(16,584)

Distributions
From net investment income	(1,537)	(1,595)
From net realized gain	(116)	(21,431)
From return of capital	(219)	-
Net decrease in net assets from distributions	(1,872)	(23,026)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(24,761)	3,870
Total Net Increase (Decrease) in Net Assets	10,652	(35,740)

Net Assets
Beginning of period	218,063	253,803
End of period	$228,715	$218,063
Undistributed (overdistributed) net investment income included in net assets	$261	$203

* Share transaction amounts (in thousands) for the periods ended December 31, 2016 and December 31, 2015 were as follows:

	2016		2015
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	497	$6,506	759	$11,186
Proceeds from reinvestment of distributions	137	1,872	1,733	23,025
Payments for shares redeemed	(2,463)	(33,139)	(1,990)	(30,341)
Total increase (decrease)	(1,829)	$(24,761)	502	$3,870

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 45

Russell Investment Funds
Aggressive Equity Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions	$
	Beginning of	Income	and Unrealized	Investment	from Net	from Net	Return of
	Period	(Loss)(a)(b)	Gain (Loss)	Operations	Investment Income	Realized Gain	Capital
December 31, 2016	12.93	.10	2.30	2.40	(.10)	(.01)	(.01)
December 31, 2015	15.51	.09	(1.19)	(1.10)	(.10)	(1.38)	—
December 31, 2014	16.88	.06	.18	.24	(.04)	(1.57)	—
December 31, 2013	13.02	.08	5.11	5.19	(.07)	(1.26)	—
December 31, 2012	11.36	.13	1.67	1.80	(.14)	—	—

See accompanying notes which are an integral part of the financial statements.

46 Aggressive Equity Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross(e)	Net(b)(e)	Net Assets(b)	Turnover Rate
(.12)	15.21	18.66	228,715	1.03	1.03	.76	106
(1.48)	12.93	(7.19)	218,063	1.06	1.04	.61	138
(1.61)	15.51	1.56	253,803	1.06	1.01	.35	80
(1.33)	16.88	40.00	237,828	1.05	1.00	.50	77
(.14)	13.02	15.84	185,902	1.09	1.04	1.08	150

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund 47

Russell Investment Funds
Aggressive Equity Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended December 31, 2016 were as follows:
Advisory fees	$175,548
Administration fees	9,753
Transfer agent fees	858
Trustee fees	1,648
$187,807

Transactions (amounts in thousands) during the period ended December 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:

	Fair Value,				Change in
	Beginning of		Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U.S. Cash Collateral Fund	$13,404	$77,143	$77,951	$—	$—	$12,596	$73	$—
U.S. Cash Management Fund	12,216	65,922	68,573	1	1	9,567	48	—
	$25,620	$143,065	$146,524	$1	$1	$22,163	$121	$—

Federal Income Taxes

At December 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$206,355,279
Unrealized Appreciation	$38,929,688
Unrealized Depreciation	(5,701,695)
Net Unrealized Appreciation (Depreciation)	$33,227,993
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(1,971,209)
Tax Composition of Distributions
Ordinary Income	$1,551,331
Long-Term Capital Gains	$100,814
Tax Return of Capital	$219,432

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets. At
December 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$204
Accumulated net realized gain (loss)	15
Additional paid-in capital	(219)

See accompanying notes which are an integral part of the financial statements.

48 Aggressive Equity Fund

Russell Investment Funds
Non-U.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Non-U.S. Fund			Russell Developed ex-U.S. Large Cap® Index Net**
	Total			Total
	Return			Return
1 Year	2.36%		1 Year	2.42%
5 Years	7.11	%§	5 Years	6.36	%§
10 Years	0.94	%§	10 Years	1.14	%§

			International Developed Markets Linked Benchmark***
				Total
				Return
			1 Year	2.42%
			5 Years	6.36	%§
			10 Years	0.64	%§

Non-U.S. Fund 49

Russell Investment Funds
Non-U.S. Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2016
(Unaudited)

The Non-U.S. Fund (the “Fund”) employs a multi-manager	in sector trends with these sectors gaining traction as commodity
approach whereby portions of the Fund are allocated to different	prices stabilized. The Fund’s underweight to materials was
money manager strategies. Fund assets not allocated to money	unfavorable in this environment.
managers are managed by Russell Investment Management, LLC	During the fiscal year ending December 31, 2016, Asia Pacific
(“RIM”), the Fund’s advisor. RIM may change the allocation of the	ex-Japan and Canada were the stand out non-U.S. developed
Fund’s assets among money managers at any time. An exemptive	markets, while the U.K. and developed Europe ex-U.K. lagged
order from the Securities and Exchange Commission (“SEC”)	the most. Stabilization in commodity prices helped the commodity
permits RIM to engage or terminate a money manager at any time,	heavy economies over the fiscal year ending December 31, 2016.
subject to approval by the Fund’s Board, without a shareholder	As a result, the Fund’s underweight to Canada was unfavorable.
vote. Pursuant to the terms of the exemptive order, the Fund
is required to notify its shareholders within 90 days of when a	The Fund’s active factor exposures did not have a significant
money manager begins providing services. As of December 31,	impact on performance in the fiscal year ending December 31,
2016, the Fund had four money managers.	2016.

What is the Fund’s investment objective?	How did the investment strategies and techniques employed
The Fund seeks to provide long term capital growth.	by the Fund and its money managers affect its benchmark-
relative performance?
How did the Fund perform relative to its benchmark for the	The Fund modestly underperformed its benchmark during
fiscal year ended December 31, 2016?	the one year period ending December 31, 2016. The Fund’s
For the fiscal year ended December 31, 2016, the Fund gained	underweight to Canada and the U.S. were unfavorable. This was
2.36%. This is compared to the Fund’s benchmark, the Russell	partially offset by an overweight to emerging markets. Broadly,
Developed ex-U.S. Large Cap® Index (Net), which gained 2.42%	the Fund’s underweight to defensive sectors (especially health
during the same period. The Fund’s performance includes	care and telecom) were favorable. This was partially offset by an
operating expenses, whereas index returns are unmanaged and	underweight to materials.
do not include expenses of any kind.	The Fund employs discretionary money managers. The Fund’s
For the fiscal year ended December 31, 2016, the Morningstar®	discretionary money managers select the individual portfolio
Insurance Foreign Large Blend Category, a group of funds that	securities for the assets assigned to them. Fund assets not
Morningstar considers to have investment strategies similar to	allocated to discretionary money managers include the Fund’s
those of the Fund, gained 0.61%. This result serves as a peer	liquidity reserves and assets which may be managed directly by
comparison and is expressed net of operating expenses.	RIM to effect the Fund’s investment strategies and/or to actively manage the Fund’s overall exposures by investing in securities or
How did the market conditions described in the Market	other instruments that RIM believes will achieve the desired risk/
Summary report affect the Fund’s performance?	return profile for the Fund.
For the fiscal year ended December 31, 2016, the developed
non-U.S. equity market, as measured by the Russell Developed	With respect to certain of the Fund’s money managers, Pzena
ex-U.S. Large Cap® Index (the “Index”), was up 2.42%. The	Investment Management, LLC was the best performing money
fiscal year saw a number of macroeconomic events cause market	manager during the period and outperformed the Fund’s
volatility, the significant drivers of which were the U.S. Federal	benchmark. The manager’s dynamic value orientation was
Reserve (the “Fed’) rate hike, the U.K. Brexit referendum, the	favorable as value and volatility broadly outperformed during
U.S. Presidential election and uncertainty around economic data	the period. Moreover, the manager’s stock selection was additive,
in emerging markets following an emerging market slowdown	especially in the technology sector.
during the previous fiscal year.	MFS Institutional Advisors, Inc. had the most challenging year
Amid the market volatility, value factor outperformed the most	relative to the other money managers in the Fund. The manager
within the Index during the fiscal year, especially gaining traction	faced significant headwinds from its defensive growth orientation.
in the second half of the fiscal year. Momentum and low volatility	Stock selection was challenging, especially in financials,
factors underperformed the most as the fiscal year saw some trend	materials and utilities.
reversals with investors rotating out of defensive areas of the	During the period, RIM utilized a positioning strategy to control
market. Compared to the previous fiscal year ending December	Fund-level exposures and risks through the purchase of a
31, 2015 when commodity driven sectors, particularly energy and	stock portfolio. Using the output from a quantitative model,
materials, were the worst hit, the 2016 fiscal year saw a reversal	the positioning strategy is designed to express RIM’s preferred

50 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2016
(Unaudited)

Fund positioning across multiple factors and sectors, specifically	Describe any changes to the Fund’s structure or the money
increasing the Fund’s value exposure while moderating the	manager line-up.
Fund’s volatility exposure. The positioning strategy’s benchmark-	There were no changes to the Fund’s structure or money manager
relative performance was slightly negative for the period. The	line-up during the fiscal year.
strategy’s overweight to value was additive, while the underweight
to volatility detracted.	Money Managers as of December 31,
In addition, RIM utilized equity futures and currency forward	2016	Styles
contracts in order to position the portfolio to meet RIM’s overall	Barrow, Hanley, Mewhinney & Strauss, LLC	Value
	MFS Institutional Advisors, Inc.	Growth
preferred positioning with respect to country and currency	Pzena Investment Management LLC	Value
exposures. This strategy generated positive performance during	William Blair Investment Management, LLC	Growth
the fiscal year ended December 31, 2016.	The views expressed in this report reflect those of the
During the period, RIM equitized the Fund’s cash using index	portfolio managers only through the end of the period
futures contracts to provide the Fund with full market exposure.	covered by the report. These views do not necessarily
This did not have a significant impact on the Fund’s performance	represent the views of RIM or any other person in RIM or
for the period.	any other affiliated organization. These views are subject to change at any time based upon market conditions or other
Fair value pricing adjustments on the last business day of the	events, and RIM disclaims any responsibility to update the
period had a modestly positive impact on the Fund’s benchmark-	views contained herein. These views should not be relied
relative performance because the Fund’s index does not use fair	on as investment advice and, because investment decisions
value pricing adjustments.	for a Russell Investment Funds (“RIF”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIF Fund.

* Assumes initial investment on January 1, 2007.

** The Russell Developed ex-U.S. Large Cap® Index Net is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time and is net of tax on dividends from foreign holdings.

*** The International Developed Markets Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The International Developed Markets Linked Benchmark represents the returns of the MSCI
EAFE Index (net of tax on dividends from foreign holdings) through December 31, 2010 and the returns of the Russell Developed ex-U.S. Large Cap® Index Net
thereafter.

§ Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with Securities and Exchange
Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted Accounting Principles (“U.S.
GAAP”).

Non-U.S. Fund 51

Russell Investment Funds
Non-U.S. Fund

Shareholder Expense Example — December 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2016 to December 31, 2016.	July 1, 2016	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2016	$1,065.70	$1,020.26
The information in the table under the heading “Actual	Expenses Paid During Period*	$5.04	$4.93
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.97%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

52 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 92.3%			Constellation Software, Inc.	2,074	942
Australia - 1.6%			Element Fleet Management Corp.	36,563	339
AGL Energy, Ltd.	14,951	238	Emera, Inc.	5,521	187
Australia & New Zealand Banking			Empire Co., Ltd. Class A(Ñ)	8,012	94
Group, Ltd. - ADR	8,991	197	Fairfax Financial Holdings, Ltd.	148	71
Commonwealth Bank of Australia - ADR	5,014	297	First Capital Realty, Inc. Class A	10,384	160
CSL, Ltd.	3,288	238	Great-West Lifeco, Inc.	4,729	124
Macquarie Group, Ltd.	18,813	1,186	Hydro One, Ltd.(Þ)	4,298	75
Mirvac Group(ö)	62,352	96	IGM Financial, Inc.	9,200	262
National Australia Bank, Ltd. - ADR	7,486	165	Jean Coutu Group PJC, Inc. (The) Class
Orica, Ltd.	18,292	232	A	5,311	83
QBE Insurance Group, Ltd.	153,600	1,381	Loblaw Cos., Ltd.	7,017	370
Rio Tinto, Ltd. - ADR	14,436	621	Power Corp. of Canada	14,328	321
Tabcorp Holdings, Ltd.	58,664	204	Royal Bank of Canada - GDR	4,300	291
Transurban Group - ADR(Æ)	15,623	116	SNC-Lavalin Group, Inc.	6,867	296
Washington H Soul Pattinson & Co., Ltd.	10,277	112	Suncor Energy, Inc.	58,234	1,904
Wesfarmers, Ltd.(Æ)	3,342	101	Toronto Dominion Bank	36,154	1,783
Westfield Corp.(ö)	20,249	137			12,165
Westpac Banking Corp.	10,945	256
		5,577	China - 1.3%
			Alibaba Group Holding, Ltd. - ADR(Æ)	18,035	1,583
Austria - 0.6%			China Overseas Land & Investment, Ltd.	156,000	411
Erste Group Bank AG(Æ)	72,129	2,111	China Shenhua Energy Co., Ltd. Class H	234,500	437
EVN AG	10,140	120	Lenovo Group, Ltd.	662,000	399
		2,231	NetEase, Inc. - ADR	3,878	835
			Tencent Holdings, Ltd.	29,400	714
Belgium - 0.9%			Yangzijiang Shipbuilding Holdings, Ltd.	226,200	127
Anheuser-Busch InBev SA	11,106	1,172			4,506
Elia System Operator SA	3,205	168
Groupe Bruxelles Lambert SA	6,205	521	Colombia - 0.1%
KBC Group NV	21,264	1,317	Ecopetrol SA - ADR(Æ)	51,600	467
Sofina SA	571	75
		3,253	Czech Republic - 0.1%
			Komercni Banka AS	4,700	162
Bermuda - 0.4%
Orient Overseas International, Ltd.(Æ)	64,000	265	Denmark - 0.7%
XL Group, Ltd.	28,075	1,046	Carlsberg A/S Class B	4,353	376
		1,311	Danske Bank A/S	41,362	1,254
			Novo Nordisk A/S Class B	22,850	821
Brazil - 0.6%			TDC AS(Æ)	13,496	69
Ambev SA - ADR	75,995	373			2,520
Cielo SA	67,100	573
Embraer SA - ADR(Æ)	59,600	1,147	Finland - 0.5%
		2,093	Fortum OYJ	13,535	207
			Kone OYJ Class B	15,390	689
Canada - 3.4%			Sampo OYJ Class A	22,191	993
Agrium, Inc.	1,597	161			1,889
Alimentation Couche-Tard, Inc. Class B	18,896	857
Bank of Montreal	8,155	587	France - 11.4%
BCE, Inc.	2,969	128	Air Liquide SA Class A	24,024	2,668
Brookfield Asset Management, Inc.			Airbus Group SE	35,100	2,316
Class A	41,768	1,378	Alstom SA(Æ)	1,000	28
CAE, Inc.	7,657	107	Arkema SA	8,979	877
Canadian Imperial Bank of Commerce	1,439	117	AXA SA	6,310	159
Canadian National Railway Co.	16,382	1,104	BNP Paribas SA	18,974	1,209
Canadian Real Estate Investment			Bouygues SA - ADR	58,455	2,092
Trust(ö)	4,125	142	Bureau Veritas SA	1,550	30
Choice Properties Real Estate			Capgemini SA	1,047	88
Investment Trust(ö)	10,419	105	Casino Guichard Perrachon SA	11,300	542
Cominar Real Estate Investment Trust(ö)	16,114	177	Cie de Saint-Gobain	43,600	2,030
See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 53

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Credit Agricole SA	107,513	1,333	Guoco Group, Ltd.	22,000	242
Danone SA	13,248	839	Hongkong & Shanghai Hotels, Ltd. (The)	78,500	87
Dassault Systemes SE	6,361	485	Hopewell Holdings, Ltd.	56,000	193
Engie SA	47,018	599	Kerry Properties, Ltd.	30,500	82
Essilor International SA	945	107	Li & Fung, Ltd.	472,000	206
Faurecia	30,218	1,171	Link(ö)	29,000	187
Gecina SA(ö)	551	76	New World Development Co., Ltd.	68,000	71
Hermes International	291	119	Wharf Holdings, Ltd. (The)	45,466	299
Legrand SA - ADR	10,309	584	Wheelock & Co., Ltd.	56,000	314
L'Oreal SA	3,695	674			5,959
LVMH Moet Hennessy Louis Vuitton
SE - ADR	6,910	1,318	India - 1.0%
Natixis SA	79,358	447	HDFC Bank, Ltd. - ADR	25,959	1,575
Pernod Ricard SA	12,700	1,376	Housing Development Finance Corp.,
Publicis Groupe SA - ADR	33,237	2,293	Ltd.	30,923	575
Renault SA	5,844	520	Tata Consultancy Services, Ltd.	18,162	631
Safran SA	375	27	Tata Motors, Ltd. - ADR	23,802	819
Sanofi - ADR	50,632	4,094			3,600
Schneider Electric SE	53,539	3,719
Technip SA	30,500	2,164	Ireland - 1.9%
Thales SA	1,978	192	CRH PLC	100,888	3,504
Total SA	62,513	3,191	Kingspan Group PLC	31,365	850
Unibail-Rodamco SE(ö)	282	67	Paddy Power Betfair PLC	5,523	590
Valeo SA	23,157	1,331	Ryanair Holdings PLC - ADR(Æ)	12,823	1,068
Vallourec SA(Æ)	189,504	1,294	Willis Towers Watson PLC	6,772	828
Veolia Environnement SA	5,136	87			6,840
Vinci SA	6,065	412
		40,558	Israel - 0.8%
			Bank Leumi Le-Israel BM(Æ)	57,863	238
Germany - 5.8%			Check Point Software Technologies, Ltd.
Adidas AG	424	67	(Æ)	7,177	606
Allianz SE	4,566	755	Teva Pharmaceutical Industries, Ltd.
BASF SE	3,064	286	- ADR	51,215	1,856
Bayer AG	39,558	4,127	Teva Pharmaceutical Industries, Ltd.	3,484	126
Bayerische Motoren Werke AG	3,247	304			2,826
Beiersdorf AG	10,087	856
Continental AG	4,717	919	Italy - 2.7%
Daimler AG	5,483	406	Enel SpA	392,875	1,729
Deutsche Boerse AG(Æ)	36,733	2,992	ENI SpA - ADR	314,662	5,102
Deutsche Post AG	2,795	92	Italgas SpA(Æ)	11,004	43
Fresenius SE & Co. KGaA	1,103	86	Luxottica Group SpA	26,439	1,424
Hannover Rueck SE	3,478	377	Parmalat SpA	91,712	286
Linde AG	12,750	2,090	Snam Rete Gas SpA	55,022	226
MAN SE	3,812	379	Telecom Italia SpA(Æ)	827,875	729
Merck KGaA	4,925	514			9,539
MTU Aero Engines AG	2,360	272
ProSiebenSat.1 Media SE	8,475	328	Japan - 15.7%
Rational AG	750	334	Aozora Bank, Ltd.	28,000	99
Rhoen Klinikum AG	14,116	381	Astellas Pharma, Inc.	107,900	1,496
SAP SE - ADR	15,522	1,356	Bridgestone Corp.	13,800	496
Siemens AG	28,462	3,499	Canon, Inc.	76,300	2,136
		20,420	Central Japan Railway Co.	600	99
			Dai-ichi Life Holdings, Inc.	58,950	976
Hong Kong - 1.7%			Daikin Industries, Ltd.	17,500	1,603
AIA Group, Ltd.	422,000	2,363	Daito Trust Construction Co., Ltd.	4,600	691
China Mobile, Ltd.	80,500	844	Denso Corp.	20,800	899
CLP Holdings, Ltd.	10,000	91	East Japan Railway Co.	800	69
Global Brands Group Holding, Ltd.(Æ)	1,252,000	165	FANUC Corp.	9,700	1,640
Guangdong Investment, Ltd.	620,600	815	Fuji Electric Co., Ltd.	511,000	2,644

See accompanying notes which are an integral part of the financial statements.

54 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Fuji Heavy Industries, Ltd.	28,500	1,159	Yamaguchi Financial Group, Inc.	32,000	348
FUJIFILM Holdings Corp.	4,200	159			55,598
Fujitsu, Ltd.	447,000	2,476
Hachijuni Bank, Ltd. (The)	36,400	210	Jersey - 0.3%
Hitachi, Ltd.	311,000	1,676	Shire PLC - ADR	19,455	1,102
Honda Motor Co., Ltd.	96,300	2,804
Hoya Corp.	51,800	2,171	Luxembourg - 0.1%
IHI Corp.	672,000	1,742	Tenaris SA	9,607	171
Iida Group Holdings Co., Ltd.	31,200	591
Inpex Corp.	98,600	984	Macao - 0.1%
Isuzu Motors, Ltd.	141,400	1,785	Sands China, Ltd.	100,800	434
ITOCHU Corp.	66,000	874
Japan Petroleum Exploration Co., Ltd.	6,100	135	Mexico - 0.1%
Japan Post Bank Co., Ltd.	14,400	173	Wal-Mart de Mexico SAB de CV	125,700	225
Japan Tobacco, Inc.	19,200	631
JX Holdings, Inc.	58,300	246	Netherlands - 5.2%
Kansai Electric Power Co., Inc. (The)(Æ)	13,200	144	ABN AMRO Group NV(Þ)	3,426	76
Kao Corp.	3,000	142	Aegon NV	322,500	1,773
KDDI Corp.	10,300	260	AerCap Holdings NV(Æ)	1,571	65
Keyence Corp.	1,700	1,165	Akzo Nobel NV	12,279	767
Kubota Corp.	29,100	414	Heineken NV	4,540	340
Kyocera Corp.	15,600	773	ING Groep NV	435,014	6,122
Makita Corp.	12,100	809	Koninklijke KPN NV	355,641	1,054
Marubeni Corp.	38,100	216	Koninklijke Philips NV	98,777	3,011
Mitsubishi Corp.	8,100	172	NN Group NV	1,680	57
Mitsubishi UFJ Financial Group, Inc.	420,700	2,586	NXP Semiconductors NV(Æ)	1,383	136
Mitsui & Co., Ltd.	18,100	248	Randstad Holding NV	20,528	1,112
Mizuho Financial Group, Inc.	103,900	186	Royal Dutch Shell PLC Class A(Ñ)	137,513	3,737
MS&AD Insurance Group Holdings, Inc.	8,600	266	Royal Dutch Shell PLC Class B	10,585	302
NEC Corp.	37,000	98			18,552
Nippon Prologis, Inc.(ö)	288	589
Nippon Telegraph & Telephone Corp.	3,300	139	Portugal - 0.0%
Nippon Yusen KK	94,000	174	Banco BPI SA Class G(Æ)	50,276	60
Nissan Motor Co., Ltd.	20,600	207
Nitori Holdings Co., Ltd.	7,500	857	Russia - 0.4%
Obayashi Corp.	13,700	131	Gazprom PJSC - ADR	277,590	1,400
ORIX Corp.	99,600	1,543
Park24 Co., Ltd.	9,800	266	Singapore - 1.6%
Sekisui Chemical Co., Ltd.	13,600	216	DBS Group Holdings, Ltd.	87,400	1,043
Sekisui House, Ltd.	17,200	286	Jardine Cycle & Carriage, Ltd.	40,000	1,132
Seven & i Holdings Co., Ltd.	2,400	91	Singapore Telecommunications, Ltd.	82,000	206
Shimano, Inc.	200	31	United Overseas Bank, Ltd.	146,800	2,060
Shin-Etsu Chemical Co., Ltd.	5,200	401	Wilmar International, Ltd.	545,800	1,347
Sojitz Corp.	66,800	162			5,788
Sompo Holdings, Inc.	14,700	496
Sony Corp.	64,200	1,784	South Africa - 0.1%
Sumitomo Corp.	173,200	2,035	Bid Corp., Ltd.	28,514	506

Sumitomo Mitsui Financial Group, Inc.	37,200	1,410	South Korea - 1.8%
Sumitomo Osaka Cement Co., Ltd.	264,000	993	Hana Financial Group, Inc.	39,715	1,025
Takeda Pharmaceutical Co., Ltd.	2,100	87	Hankook Tire Co., Ltd.(Æ)	23,800	1,142
Terumo Corp.	26,700	984	POSCO	7,025	1,485
Tokyo Electric Power Co. Holdings, Inc.			Samsung Electronics Co., Ltd.	1,150	1,699
(Æ)	56,500	228	Shinhan Financial Group Co., Ltd.(Æ)	31,071	1,165
Toppan Printing Co., Ltd.	17,000	162			6,516
Toyota Motor Corp.	24,900	1,454
Toyota Tsusho Corp.	7,100	184	Spain - 1.6%
Trend Micro, Inc.	31,900	1,131	Aena SA(Þ)	2,774	378
West Japan Railway Co.	17,400	1,066	Amadeus IT Group SA Class A	41,838	1,901

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 55

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Banco de Sabadell SA - ADR	930,177	1,295	Thailand - 0.2%
Banco Santander SA - ADR	20,303	106	Bangkok Bank PCL	64,800	291
Ebro Foods SA	3,848	81	Charoen Pokphand Foods PCL	631,200	518
Endesa SA - ADR	4,000	85			809
Iberdrola SA	66,122	434
Industria de Diseno Textil SA	31,591	1,078	United Kingdom - 18.2%
Red Electrica Corp. SA	9,996	188	Amec Foster Wheeler PLC - GDR	55,225	318
Repsol SA - ADR	11,941	168	Antofagasta PLC	294,542	2,424
		5,714	AstraZeneca PLC	1,840	100
			Aviva PLC	196,861	1,175
Sweden - 0.7%			BAE Systems PLC	116,849	849
Atlas Copco AB Class A	24,554	747	Barclays PLC	659,729	1,813
Fastighets AB Balder Class B(Æ)	6,922	140	Barratt Developments PLC	17,146	98
Hennes & Mauritz AB Class B	20,794	577	BP PLC	334,838	2,081
Hexagon AB Class B	19,433	693	BP PLC - ADR	28,700	1,073
L E Lundbergforetagen AB Class B	2,624	161	British American Tobacco PLC	2,963	168
Melker Schorling AB	2,566	151	Bunzl PLC	3,936	102
Telefonaktiebolaget LM Ericsson Class B	23,568	137	Capital & Counties Properties PLC	30,646	112
		2,606	CNH Industrial NV	251,500	2,186
			Cobham PLC	542,000	1,092
Switzerland - 8.5%			Coca-Cola European Partners PLC	55,900	1,755
ABB, Ltd.(Æ)	75,250	1,584	Compass Group PLC	140,876	2,597
ABB, Ltd. - ADR(Æ)(Ñ)	20,800	438	Croda International PLC	4,528	178
Actelion, Ltd.(Æ)	6,242	1,350	CYBG PLC(Æ)	35,554	123
Allreal Holding AG(Æ)	1,833	272	Dairy Crest Group PLC	189,109	1,444
Banque Cantonale Vaudoise	219	139	Delphi Automotive PLC	3,201	216
Basellandschaftliche Kantonalbank	163	144	Diageo PLC	47,471	1,228
Basler Kantonalbank	2,817	185	DS Smith PLC Class F	591,670	2,967
Berner Kantonalbank AG	931	168	Experian PLC	81,703	1,581
Credit Suisse Group AG(Æ)	214,735	3,067	Fiat Chrysler Automobiles NV	264,800	2,405
Geberit AG	2,213	886	GlaxoSmithKline PLC - ADR	175,276	3,347
Graubuendner Kantonalbank	81	114	Halma PLC	9,880	109
Helvetia Holding AG	900	485	HSBC Holdings PLC	270,384	2,186
Julius Baer Group, Ltd.(Æ)	11,293	501	IG Group Holdings PLC	56,163	341
Kuehne & Nagel International AG	1,897	250	Imperial Tobacco Group PLC	92,695	4,032
Lonza Group AG(Æ)	3,678	636	Intermediate Capital Group PLC(Æ)	22,956	197
Luzerner Kantonalbank AG(Æ)	593	234	Johnson Matthey PLC	25,926	1,013
Nestle SA	51,379	3,686	Kingfisher PLC	77,037	332
Novartis AG	54,562	3,968	Land Securities Group PLC(ö)	7,362	97
OC Oerlikon Corp. AG(Æ)	14,900	146	Micro Focus International PLC	21,914	588
Partners Group Holding AG	1,612	754	National Grid PLC	112,123	1,311
Roche Holding AG	15,994	3,644	Pearson PLC	13,318	134
St. Galler Kantonalbank AG	614	239	Prudential PLC	23,993	479
STMicroelectronics NV	108,225	1,227	Reckitt Benckiser Group PLC	12,926	1,092
Swiss Life Holding AG(Æ)	3,900	1,103	RELX NV	22,066	371
UBS Group AG(Æ)	194,942	3,053	RELX PLC	57,008	1,014
Wolseley PLC - ADR	18,671	1,141	Rio Tinto PLC	44,566	1,698
Zurich Insurance Group AG(Æ)	2,800	769	Rolls Royce Holdings PLC(Æ)	178,974	1,472
		30,183	Royal Bank of Scotland Group PLC(Æ)	495,595	1,369
			Royal Mail PLC	48,653	277
Taiwan - 1.2%			RSA Insurance Group PLC	65,481	472
Hon Hai Precision Industry Co., Ltd.	203,400	526	Sage Group PLC (The)	12,503	101
Taiwan Semiconductor Manufacturing			Segro PLC(ö)	22,434	127
Co., Ltd.	253,000	1,418	Shaftesbury PLC(ö)	6,567	73
Taiwan Semiconductor Manufacturing			Sky PLC	16,434	200
Co., Ltd. - ADR	35,826	1,030	Smith & Nephew PLC	6,412	96
Teco Electric and Machinery Co., Ltd.	1,306,900	1,127	Smiths Group PLC	17,727	308
		4,101	St. James's Place PLC	48,885	608
			Standard Chartered PLC(Æ)	168,053	1,377

See accompanying notes which are an integral part of the financial statements.

56 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)					Amounts in thousands (except share amounts)
		Principal		Fair		Principal		Fair
	Amount ($)			Value		Amount ($)		Value
	or Shares			$		or Shares		$
Subsea 7 SA(Æ)		10,590		134	(cost $18,920)			18,922
Tesco PLC(Æ)		838,650		2,135
Travis Perkins PLC		136,200		2,433
Unilever NV		20,592		846	Other Securities - 0.2%
					U.S. Cash Collateral Fund(×)	548,026	(8)	548
Unilever PLC		3,891		157	Total Other Securities
Vodafone Group PLC		922,685		2,269
WPP PLC		169,641		3,793	(cost $548)			548
				64,673
					Total Investments 98.6%
United States - 1.0%					(identified cost $329,661)			350,275
Ball Corp.		1,389		104
Carnival PLC		5,290		268
News Corp. Class A		79,596		913	Other Assets and Liabilities, Net
News Corp. Class B		10,710		126	- 1.4%			5,099
Philip Morris International, Inc.		6,858		627	Net Assets - 100.0%			355,374
Yum China Holdings, Inc.(Æ)		43,964		1,149
Yum! Brands, Inc.		5,261		333
				3,520

Total Common Stocks
(cost $306,373)				327,874

Preferred Stocks - 0.8%
Germany - 0.8%
Bayerische Motoren Werke AG		1,747		134
Man SE		728		71
Porsche Automobil Holding SE		7,868		428
Volkswagen AG		12,867		1,803
				2,436

Japan - 0.0%
Shinkin Central Bank Class A		79		157

Sweden - 0.0%
Fastighets AB Balder		4,619		164

Total Preferred Stocks
(cost $2,742)				2,757

Options Purchased - 0.0%
(Number of Contracts)
EURO STOXX 50 Index
Feb 2017 2,957.19 Put (11,090)	EUR	32,795	(ÿ)	170
Total Options Purchased
(cost $1,074)				170
Warrants & Rights - 0.0%
Spain - 0.0%
Repsol SA(Æ)(Ñ)
2017 Rights		11,941		4

Total Warrants & Rights
(cost $4)				4

Short-Term Investments - 5.3%
United States - 5.3%
U.S. Cash Management Fund		18,917,875	(8)	18,922
Total Short-Term Investments

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 57

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued — December 31, 2016

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
CAC40 Euro Index Futures	36	EUR	1,751	01/17	27
DAX Index Futures	5	EUR	1,433	03/17	17
EURO STOXX 50 Index Futures	89	EUR	2,917	03/17	52
FTSE 100 Index Futures	33	GBP	2,327	03/17	68
Hang Seng Index Futures	4	HKD	4,392	01/17	11
S&P/TSX 60 Index Futures	70	CAD	12,557	03/17	(5)
SPI 200 Index Futures	88	AUD	12,388	03/17	207
TOPIX Index Futures	147	JPY	2,231,459	03/17	463
Short Positions
EURO STOXX 50 Index Futures	182	EUR	5,964	03/17	(156)
FTSE 100 Index Futures	144	GBP	10,152	03/17	(355)
Hang Seng Index Futures	12	HKD	13,177	01/17	(32)
S&P 500 E-Mini Index Futures	102	USD	11,405	03/17	(24)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					273

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional	Expiration	Fair Value
	Call/Put	Contracts	Price		Amount	Date	$
EURO STOXX 50 Index	Call	2,780	3,335.24	USD	9,272	02/17/17	(462)
EURO STOXX 50 Index	Put	11,090	2,858.78	USD	31,704	02/17/17	(52)
Total Liability for Options Written (premiums received $506)							(514)

Transactions in options written contracts for the period ended December 31, 2016 were as follows:
	Number of	Premiums
	Contracts	Received
Outstanding December 31, 2015	—	$—
Opened	22,214	528
Closed	—	—
Expired	(8,344)	(22)
Outstanding December 31, 2016	13,870	$506

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of New York	USD	181	AUD	250	03/15/17	(1)
Bank of New York	USD	299	CAD	400	03/15/17	(1)
Bank of New York	USD	1,466	EUR	1,400	03/15/17	14
Bank of New York	USD	495	GBP	400	03/15/17	(2)
Bank of New York	USD	129	HKD	1,000	03/15/17	—
Bank of New York	USD	598	JPY	70,000	03/15/17	3
BNP Paribas	EUR	500	USD	534	03/15/17	6
Brown Brothers Harriman	CHF	5	USD	5	01/04/17	—
Brown Brothers Harriman	HKD	2	USD	—	01/03/17	—
Brown Brothers Harriman	HKD	4	USD	1	01/04/17	—
Brown Brothers Harriman	SGD	4	USD	3	01/05/17	—
Citigroup	USD	181	AUD	250	03/15/17	(1)

See accompanying notes which are an integral part of the financial statements.

58 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued — December 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Citigroup	USD	524	AUD	706	03/15/17	(16)
Citigroup	USD	1,431	AUD	1,927	03/15/17	(43)
Citigroup	USD	1,929	AUD	2,598	03/15/17	(58)
Citigroup	USD	149	CAD	200	03/15/17	—
Citigroup	USD	681	CAD	905	03/15/17	(7)
Citigroup	USD	1,410	CAD	1,874	03/15/17	(14)
Citigroup	USD	1,833	CAD	2,435	03/15/17	(18)
Citigroup	USD	627	EUR	600	03/15/17	7
Citigroup	USD	3,205	EUR	2,972	03/15/17	(66)
Citigroup	USD	311	GBP	250	03/15/17	(2)
Citigroup	USD	1,119	GBP	874	03/15/17	(39)
Citigroup	USD	1,135	GBP	887	03/15/17	(40)
Citigroup	USD	39	HKD	300	03/15/17	—
Citigroup	USD	271	HKD	2,097	03/15/17	—
Citigroup	USD	429	JPY	50,000	03/15/17	1
Citigroup	USD	1,502	JPY	170,182	03/15/17	(41)
Citigroup	USD	3,387	JPY	383,795	03/15/17	(92)
Citigroup	AUD	100	USD	75	03/15/17	3
Citigroup	AUD	100	USD	72	03/15/17	—
Citigroup	CAD	100	USD	76	03/15/17	1
Citigroup	CAD	100	USD	74	03/15/17	—
Citigroup	CHF	567	USD	565	03/15/17	6
Citigroup	EUR	300	USD	324	03/15/17	8
Citigroup	EUR	400	USD	419	03/15/17	(3)
Citigroup	EUR	1,380	USD	1,489	03/15/17	31
Citigroup	EUR	4,240	USD	4,574	03/15/17	94
Citigroup	GBP	100	USD	127	03/15/17	3
Citigroup	GBP	100	USD	123	03/15/17	—
Citigroup	GBP	2,321	USD	2,970	03/15/17	104
Citigroup	HKD	3,202	USD	413	03/15/17	—
Citigroup	JPY	20,000	USD	171	03/15/17	(1)
Citigroup	JPY	20,000	USD	177	03/15/17	5
Citigroup	JPY	31,667	USD	279	03/15/17	8
Citigroup	NOK	2,333	USD	279	03/15/17	8
Commonwealth Bank of Australia	USD	125	GBP	100	03/15/17	(1)
Goldman Sachs	AUD	100	USD	74	03/15/17	2
Goldman Sachs	CAD	100	USD	75	03/15/17	1
Goldman Sachs	EUR	200	USD	213	03/15/17	2
Goldman Sachs	EUR	200	USD	215	03/15/17	4
Goldman Sachs	GBP	100	USD	126	03/15/17	3
Goldman Sachs	JPY	10,000	USD	88	03/15/17	2
Goldman Sachs	JPY	10,000	USD	88	03/15/17	2
HSBC	USD	525	AUD	706	03/15/17	(17)
HSBC	USD	1,433	AUD	1,927	03/15/17	(45)
HSBC	USD	1,932	AUD	2,598	03/15/17	(61)
HSBC	USD	681	CAD	905	03/15/17	(7)
HSBC	USD	1,410	CAD	1,874	03/15/17	(14)
HSBC	USD	1,833	CAD	2,435	03/15/17	(18)
HSBC	USD	3,205	EUR	2,972	03/15/17	(66)
HSBC	USD	1,119	GBP	874	03/15/17	(39)
HSBC	USD	1,135	GBP	887	03/15/17	(40)
HSBC	USD	271	HKD	2,097	03/15/17	—
HSBC	USD	1,502	JPY	170,182	03/15/17	(40)
HSBC	USD	3,386	JPY	383,795	03/15/17	(91)

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 59

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued — December 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
HSBC	CHF	567	USD	565	03/15/17	6
HSBC	EUR	1,380	USD	1,488	03/15/17	31
HSBC	EUR	4,240	USD	4,573	03/15/17	95
HSBC	GBP	2,321	USD	2,970	03/15/17	103
HSBC	HKD	3,202	USD	413	03/15/17	—
HSBC	JPY	31,667	USD	279	03/15/17	8
HSBC	NOK	2,333	USD	279	03/15/17	8
National Australia Bank	USD	1,433	AUD	1,927	03/15/17	(45)
National Australia Bank	USD	1,932	AUD	2,598	03/15/17	(61)
National Australia Bank	USD	1,411	CAD	1,874	03/15/17	(14)
National Australia Bank	USD	1,834	CAD	2,435	03/15/17	(19)
National Australia Bank	USD	1,133	GBP	887	03/15/17	(38)
National Australia Bank	USD	3,387	JPY	383,795	03/15/17	(92)
National Australia Bank	CHF	567	USD	565	03/15/17	6
National Australia Bank	EUR	1,380	USD	1,489	03/15/17	31
National Australia Bank	EUR	4,240	USD	4,576	03/15/17	97
National Australia Bank	GBP	2,321	USD	2,964	03/15/17	100
National Australia Bank	HKD	3,202	USD	413	03/15/17	—
National Australia Bank	JPY	31,667	USD	279	03/15/17	8
National Australia Bank	NOK	2,333	USD	279	03/15/17	8
Royal Bank of Canada	USD	72	AUD	100	03/15/17	—
Royal Bank of Canada	USD	1,932	AUD	2,598	03/15/17	(61)
Royal Bank of Canada	USD	222	CAD	300	03/15/17	2
Royal Bank of Canada	USD	1,833	CAD	2,435	03/15/17	(18)
Royal Bank of Canada	USD	526	EUR	500	03/15/17	2
Royal Bank of Canada	USD	3,386	JPY	383,795	03/15/17	(91)
Royal Bank of Canada	CHF	8	USD	8	01/03/17	—
Royal Bank of Canada	EUR	1,380	USD	1,489	03/15/17	31
Royal Bank of Canada	GBP	2,321	USD	2,969	03/15/17	104
Royal Bank of Canada	HKD	3,202	USD	413	03/15/17	—
State Street	AUD	100	USD	72	03/15/17	—
State Street	AUD	100	USD	72	03/15/17	—
State Street	CAD	2	USD	1	01/03/17	—
State Street	CAD	100	USD	74	03/15/17	(1)
State Street	CAD	200	USD	148	03/15/17	(1)
State Street	DKK	1,209	USD	170	01/03/17	(1)
State Street	EUR	15	USD	16	01/03/17	—
State Street	EUR	137	USD	144	01/03/17	(1)
State Street	EUR	400	USD	420	03/15/17	(3)
State Street	EUR	600	USD	629	03/15/17	(5)
State Street	GBP	8	USD	10	01/03/17	—
State Street	GBP	40	USD	50	01/03/17	—
State Street	GBP	120	USD	148	03/15/17	(1)
State Street	GBP	200	USD	246	03/15/17	(1)
State Street	HKD	800	USD	103	03/15/17	—
State Street	JPY	30,000	USD	256	03/15/17	(1)
State Street	JPY	30,000	USD	257	03/15/17	(1)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(381)

See accompanying notes which are an integral part of the financial statements.

60 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued — December 31, 2016

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Common Stocks
Australia	$—	$5,577	$—	$—	$5,577	1.6
Austria	—	2,231	—	—	2,231	0.6
Belgium	—	3,253	—	—	3,253	0.9
Bermuda	1,046	265	—	—	1,311	0.4
Brazil	1,520	573	—	—	2,093	0.6
Canada	12,165	—	—	—	12,165	3.4
China	2,418	2,088	—	—	4,506	1.3
Colombia	467	—	—	—	467	0.1
Czech Republic	—	162	—	—	162	0.1
Denmark	—	2,520	—	—	2,520	0.7
Finland	—	1,889	—	—	1,889	0.5
France	—	40,558	—	—	40,558	11.4
Germany	—	20,420	—	—	20,420	5.8
Hong Kong	—	5,959	—	—	5,959	1.7
India	2,394	1,206	—	—	3,600	1.0
Ireland	1,896	4,944	—	—	6,840	1.9
Israel	2,462	364	—	—	2,826	0.8
Italy	43	9,496	—	—	9,539	2.7
Japan	—	55,598	—	—	55,598	15.7
Jersey	—	1,102	—	—	1,102	0.3
Luxembourg	—	171	—	—	171	0.1
Macao	—	434	—	—	434	0.1
Mexico	225	—	—	—	225	0.1
Netherlands	201	18,351	—	—	18,552	5.2
Portugal	—	60	—	—	60	—*
Russia	—	1,400	—	—	1,400	0.4
Singapore	—	5,788	—	—	5,788	1.6
South Africa	—	506	—	—	506	0.1
South Korea	—	6,516	—	—	6,516	1.8
Spain	—	5,714	—	—	5,714	1.6
Sweden	—	2,606	—	—	2,606	0.7
Switzerland	438	29,745	—	—	30,183	8.5
Taiwan	1,030	3,071	—	—	4,101	1.2
Thailand	—	809	—	—	809	0.2
United Kingdom	3,481	61,192	—	—	64,673	18.2
United States	3,252	268	—	—	3,520	1.0
Preferred Stocks	—	2,757	—	—	2,757	0.8
Options Purchased	—	170	—	—	170	—*
Warrants & Rights	4	—	—	—	4	—*
Short-Term Investments	—	—	—	18,922	18,922	5.3

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 61

Russell Investment Funds
Non-U.S. Fund

Schedule of Investments, continued — December 31, 2016

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Other Securities	—	—	—	548	548	0.2
Total Investments	33,042	297,763	—	19,470	350,275	98.6
Other Assets and Liabilities, Net						1.4
						100.0

Other Financial Instruments
Assets
Futures Contracts	845	—	—	—	845	0.2
Foreign Currency Exchange Contracts	—	958	—	—	958	0.3

Liabilities
Futures Contracts	(572)	—	—	—	(572)	(0.2)
Options Written	—	(514)	—	—	(514)	(0.1)
Foreign Currency Exchange Contracts	—	(1,339)	—	—	(1,339)	(0.4)
Total Other Financial Instruments**	$273	$(895)	$—	$—	$(622)

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2016, see note 2 in the Notes to
Financial Statements.

Amounts in thousands
Fair Value
Sector Exposure	$
Consumer Discretionary	53,052
Consumer Staples	19,710
Energy	26,691
Financial Services	80,894
Health Care	29,262
Materials and Processing	34,854
Options Purchased	170
Producer Durables	48,396
Technology	26,718
Utilities	11,054
Warrants and Rights	4
Short-Term Investments	18,922
Other Securities	548
Total Investments	350,275

See accompanying notes which are an integral part of the financial statements.

62 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Fair Value of Derivative Instruments — December 31, 2016

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$170	$—
Unrealized appreciation on foreign currency exchange contracts	—	958
Variation margin on futures contracts**	845	—
Total	$1,015	$958

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$572	$—
Unrealized depreciation on foreign currency exchange contracts	—	1,339
Options written, at fair value	514	—
Total	$1,086	$1,339
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$(195)	$—
Futures contracts	(525)	—
Options written	22	—
Foreign currency-related transactions****	—	3,364
Total	$(698)	$3,364

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****	$(904)	$—
Futures contracts	$(451)	$—
Options written	(8)	—
Foreign currency-related transactions******	—	(766)
Total	$(1,363)	$(766)

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***** Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
****** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 63

Russell Investment Funds
Non-U.S. Fund
Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$170	$—	$170
Securities on Loan*	Investments, at fair value	529	—	529
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	958	—	958
Futures Contracts	Variation margin on futures contracts	116	—	116
Total Financial and Derivative Assets		1,773	—	1,773
Financial and Derivative Assets not subject to a netting agreement		(117)	—	(117)
Total Financial and Derivative Assets subject to a netting agreement		$1,656	$—	$1,656

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$170	$170	$—	$—
Bank of New York	16	3	—	13
Barclays	434	—	434	—
BNP Paribas	6	—	—	6
Citigroup	282	279	3	—
Credit Suisse	48	—	48	—
Goldman Sachs	16	—	—	16
HSBC	252	252	—	—
National Australia Bank	249	249	—	—
Royal Bank of Canada	139	139	—	—
UBS	44	—	44	—
Total	$1,656	$1,092	$529	$35

See accompanying notes which are an integral part of the financial statements.

64 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund
Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
December 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$200	$—	$200
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	1,339	—	1,339
Options Written Contracts	Options written, at fair value	514	—	514
Total Financial and Derivative Liabilities		2,053	—	2,053
Financial and Derivative Liabilities not subject to a netting agreement		(202)	—	(202)
Total Financial and Derivative Liabilities subject to a netting agreement		$1,851	$—	$1,851

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$514	$170	$310	$34
Bank of New York	3	3	—	—
Citigroup	442	279	—	163
Commonwealth Bank of Australia	1	—	—	1
HSBC	438	252	—	186
National Australia Bank	268	249	—	19
Royal Bank of Canada	171	139	—	32
State Street	14	—	—	14
Total	$1,851	$1,092	$310	$449

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 65

Russell Investment Funds
Non-U.S. Fund

Statement of Assets and Liabilities — December 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$329,661
Investments, at fair value(*)(>)	350,275
Cash (restricted)(a)	5,010
Foreign currency holdings(^)	1,448
Unrealized appreciation on foreign currency exchange contracts	958
Receivables:
Dividends and interest	394
Dividends from affiliated funds	11
Investments sold	353
Fund shares sold	35
Foreign capital gains taxes recoverable	414
Variation margin on futures contracts	116
Total assets	359,014

Liabilities
Payables:
Investments purchased	639
Accrued fees to affiliates	290
Other accrued expenses	108
Variation margin on futures contracts	200
Deferred capital gains tax liability	2
Unrealized depreciation on foreign currency exchange contracts	1,339
Options written, at fair value(x)	514
Payable upon return of securities loaned	548
Total liabilities	3,640

Net Assets	$355,374

See accompanying notes which are an integral part of the financial statements.

66 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Statement of Assets and Liabilities, continued — December 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$2,246
Accumulated net realized gain (loss)	(32,427)
Unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	20,612
Futures contracts	273
Options written	(8)
Foreign currency-related transactions	(432)
Shares of beneficial interest	319
Additional paid-in capital	364,791
Net Assets	$355,374

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$11.15
Net assets	$355,373,859
Shares outstanding ($.01 par value)	31,861,621
Amounts in thousands
(^) Foreign currency holdings - cost	$1,460
(x) Premiums received on options written	$506
(*) Securities on loan included in investments	$529
(>) Investments in affiliates, U.S. Cash Collateral Fund and U.S. Cash Management Fund	$19,470

(a) Cash Collateral for Futures	$5,010
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 67

Russell Investment Funds
Non-U.S. Fund

Statement of Operations — For the Period Ended December 31, 2016

Amounts in thousands
Investment Income
Dividends	$10,441
Dividends from affiliated funds	74
Securities lending income (net)	156
Securities lending income from affiliated funds (net)	26
Less foreign taxes withheld	(906)
Total investment income	9,791

Expenses
Advisory fees	3,150
Administrative fees	175
Custodian fees (1)	46
Transfer agent fees	15
Professional fees	96
Trustees’ fees	13
Printing fees	46
Miscellaneous	13
Total expenses	3,554
Net investment income (loss)	6,237

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	7,072
Futures contracts	(525)
Options written	22
Foreign currency-related transactions	3,237
Net realized gain (loss)	9,806
Net change in unrealized appreciation (depreciation) on:
Investments (net of deferred tax liability for foreign capital gains taxes)	(6,270)
Futures contracts	(451)
Options written	(8)
Foreign currency-related transactions	(772)
Net change in unrealized appreciation (depreciation)	(7,501)
Net realized and unrealized gain (loss)	2,305
Net Increase (Decrease) in Net Assets from Operations	$8,542

(1)     Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 9 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

68 Non-U.S. Fund

Russell Investment Funds
Non-U.S. Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,237	$6,101
Net realized gain (loss)	9,806	12,033
Net change in unrealized appreciation (depreciation)	(7,501)	(21,287)
Net increase (decrease) in net assets from operations	8,542	(3,153)

Distributions
From net investment income	(11,300)	(4,414)
Net decrease in net assets from distributions	(11,300)	(4,414)

Share Transactions*
Net increase (decrease) in net assets from share transactions	7	(13,983)
Total Net Increase (Decrease) in Net Assets	(2,751)	(21,550)

Net Assets
Beginning of period	358,125	379,675
End of period	$355,374	$358,125
Undistributed (overdistributed) net investment income included in net assets	$2,246	$3,346

* Share transaction amounts (in thousands) for the periods ended December 31, 2016 and December 31, 2015 were as follows:
	2016		2015
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	1,527	$16,521	1,896	$22,297
Proceeds from reinvestment of distributions	1,055	11,301	371	4,414
Payments for shares redeemed	(2,514)	(27,815)	(3,384)	(40,694)
Total increase (decrease)	68	$7	(1,117)	$(13,983)

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 69

Russell Investment Funds
Non-U.S. Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	$
	Period	Income (Loss)(a)(b)	Gain (Loss)	Operations	Investment Income	Total Distributions
December 31, 2016	11.26	.19	.06	.25	(.36)	(.36)
December 31, 2015	11.54	.19	(.33)	(.14)	(.14)	(.14)
December 31, 2014	12.32	.26	(.80)	(.54)	(.24)	(.24)
December 31, 2013	10.31	.18	2.05	2.23	(.22)	(.22)
December 31, 2012	8.75	.18	1.55	1.73	(.17)	(.17)

See accompanying notes which are an integral part of the financial statements.

70 Non-U.S. Fund

			%	%	%
$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Period	Return(d)	(000)	Gross(e)	Net(b)(e)	Net Assets(b)	Turnover Rate
11.15	2.36	355,374	1.02	1.02	1.78	36
11.26	(1.31)	358,125	1.06	1.04	1.60	35
11.54	(4.45)	379,675	1.08	1.03	2.13	32
12.32	21.91	428,517	1.04	.99	1.76	36
10.31	19.81	356,856	1.07	1.01	1.94	47

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund 71

Russell Investment Funds
Non-U.S. Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended December 31, 2016 were as follows:
Advisory fees	$270,552
Administration fees	15,031
Transfer agent fees	1,323
Trustee fees	2,632
$289,538

Transactions (amounts in thousands) during the period ended December 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:

	Fair Value,				Change in
	Beginning of		Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U.S. Cash Collateral Fund	$2,761	$103,423	$105,636	$—	$—	$548	$26	$—
U.S. Cash Management Fund	17,236	127,661	125,979	—	4	18,922	74	—
	$19,997	$231,084	$231,615	$—	$4	$19,470	$100	$—

Federal Income Taxes

At December 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$332,693,257
Unrealized Appreciation	$38,760,978
Unrealized Depreciation	(21,179,012)
Net Unrealized Appreciation (Depreciation)	$17,581,966
Undistributed Ordinary Income	$2,815,464
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$(29,831,559)
Tax Composition of Distributions
Ordinary Income	$11,299,904

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets. At
December 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$3,963
Accumulated net realized gain (loss)	(3,963)
Additional paid-in capital	—

See accompanying notes which are an integral part of the financial statements.

72 Non-U.S. Fund

Russell Investment Funds
Core Bond Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Core Bond Fund			Bloomberg Barclays U.S. Aggregate Bond Index**
	Total			Total
	Return			Return
1 Year	3.10%		1 Year	2.65%
5 Years	3.01	%§	5 Years	2.23	%§
10 Years	4.81	%§	10 Years	4.34	%§

Core Bond Fund 73

Russell Investment Funds
Core Bond Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2016
(Unaudited)

The Core Bond Fund (the “Fund”) employs a multi-manager	The Fund’s global strategies also added value over the period. In
approach whereby portions of the Fund are allocated to different	particular, a long U.S. dollar position benefited strongly early and
money manager strategies. Fund assets not allocated to money	late in the year when market volatility was at its highest. RIM’s
managers are managed by Russell Investment Management, LLC	global real yields strategy benefited over most of the period as real
(“RIM”), the Fund’s advisor. RIM may change the allocation of the	yields converged, especially around Brexit, but the strategy gave
Fund’s assets among money managers at any time. An exemptive	back those gains at the end of the period as the U.S. election led
order from the Securities and Exchange Commission (“SEC”)	to disproportionate sell off in U.S. interest rates.
permits RIM to engage or terminate a money manager at any time,
subject to approval by the Fund’s Board, without a shareholder	How did the investment strategies and techniques employed
vote. Pursuant to the terms of the exemptive order, the Fund	by the Fund and its money managers affect its benchmark
is required to notify its shareholders within 90 days of when a	relative performance?
money manager begins providing services. As of December 31,	The Fund employs discretionary money managers. The Fund’s
2016, the Fund had six money managers.	discretionary money managers select the individual portfolio securities for the assets assigned to them. Fund assets not
What is the Fund’s investment objective?	allocated to discretionary money managers include the Fund’s
The Fund seeks to provide current income, and as a secondary	liquidity reserves and assets which may be managed directly by
objective, capital appreciation.	RIM to effect the Fund’s investment strategies and/or to actively

How did the Fund perform relative to its benchmark for the	manage the Fund’s overall exposures by investing in securities or
fiscal year ended December 31, 2016?	other instruments that RIM believes will achieve the desired risk/
return profile for the Fund.
For the fiscal year ended December 31, 2016, the Fund gained
3.10%. This is compared to the Fund’s benchmark, the Bloomberg	With respect to certain of the Fund’s money managers, Colchester
Barclays U.S. Aggregate Bond Index, which gained 2.65% during	Global Investors Limited was the top performing manager for
the same period. The Fund’s performance includes operating	the year. An overweight to certain undervalued emerging market
expenses, whereas index returns are unmanaged and do not	currencies, such as the Brazilian real, was the leading driver of
include expenses of any kind.	their strong performance over the period.
For the fiscal year ended December 31, 2016, the Morningstar®	Scout Investments, LLC was the worst performing manager over
Insurance Intermediate-Term Bond Category, a group of funds	the period, but still meaningfully outperformed the benchmark
that Morningstar considers to have investment strategies similar	during the year. Scout took an underweight position to corporate
to those of the Fund, gained 3.22%. This result serves as a peer	credit midway through the year, but markets continued to rally,
comparison and is expressed net of operating expenses.	which was a drag on performance. Still, tactical rotation into energy credits early in the year and a short duration position later
How did the market conditions described in the Market	in the year more than made up for those losses.
Summary report affect the Fund’s performance?	During the period, RIM utilized futures and swaps to seek to
The fiscal year ended December 31, 2016 was characterized by	achieve the Fund benchmark’s duration exposures with respect to
a sharply risk off market early in the period followed by a similar	the portion of the Fund allocated to cash reserves. This performed
sharp rebound and extended rally in risky assets (e.g., lower rated	as intended and was a positive in terms of absolute return
credit and emerging market currencies). A surprise U.S. election	contribution, but lagged the benchmark as credit derivatives
result in November led to a bifurcation of interest rates and credit	underperformed the cash bonds in the index.
spreads as high quality bonds mostly tied to interest rate risk
suffered as rates rose, while riskier credit assets continued to rally	RIM also managed a three-pronged strategy to seek to generate
into year-end on the back of bullish fiscal policy expectations.	active returns through currency positioning by supplementing the
Overall, this proved positive for most fixed income sectors around	Fund’s existing active currency mandate with a more mechanistic
the globe. Yield curves on global government bonds tended to	strategy and to further reduce the Fund’s reliance on traditional
flatten modestly over the period. Corporate credit markets suffered	fixed income market risks. This approach incorporates a currency
in January and February, but returns turned positive as the year	overlay, an index replication and an enhanced cash strategy.
went on and eventually very significantly so. In this environment,	The currency overlay utilizes currency forward contracts to take
the Fund’s strategic overweight to credit provided a tailwind to	long and short positions in global foreign exchange markets.
benchmark relative performance.	Because the currency overlay is an out-of-benchmark position,
RIM managed an index replication strategy in connection with the currency overlay to provide benchmark-like exposure to

74 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2016
(Unaudited)

its overall strategy. The enhanced cash strategy is designed to	return potential. At the end of the period, Schroder Investment
provide for modest returns on the cash held in connection with	Management North America Inc. (“Schroder”) was hired and
the currency overlay and index replication strategies. Over the	Logan Circle Partners, L.P. (“Logan”) was given a new manager-
year, the currency overlay strategy was positive for the Fund’s	level benchmark so that Schroder and Logan could serve as
benchmark-relative performance, but the benchmark replication	sector specialists covering the securitized and corporate portions
strategy underperformed due to its reliance on derivatives rather	of the Fund benchmark, respectively, while RIM instituted a
than cash bonds.	new positioning strategy to match the government portion of the
RIM also implemented a global real yield strategy using global	benchmark. This positioning strategy purchases a physical bond
government bond futures to take long positions in high quality	portfolio that seeks to replicate the Bloomberg Barclays U.S.
government bonds whose net-of-inflation yields are expected to	Government Index and replaced the derivatives-based enhanced
be relatively high and short positions where net-of-inflation yield	cash strategy discussed above.
is expected to be relatively low. This strategy had a considerably	Money Managers as of December 31,
positive impact on performance over the summer as Brexit	2016	Styles
accelerated the convergence of real interest rates globally, but	Colchester Global Investors Limited	Fully discretionary
gave back those gains after the U.S. election, leading to a neutral	Logan Circle Partners, L.P.	Sector Specialist
contribution to the Fund’s performance.	Pareto Investment Management Limited	Fully discretionary
Throughout the period, RIM also implemented tactical ‘tilts’ based	Schroder Investment Management North
	America Inc.	Sector Specialist
on its judgments regarding shorter-term opportunities to seek to	Scout Investments, LLC	Fully discretionary
generate returns and/or mitigate risk by purchasing and shorting	Western Asset Management Company
U.S. Treasury futures, credit derivatives and currency forward	and Western Asset Management Company
contracts. These tilts had a modestly positive benchmark-relative	Limited	Fully discretionary
contribution during the period due to RIM’s tactical addition of credit risk via derivatives in the first half of the period.
The views expressed in this report reflect those of the
Describe any changes to the Fund’s structure or the money	portfolio managers only through the end of the period
manager line-up.	covered by the report. These views do not necessarily
A number of changes were affected over the period. Principal	represent the views of RIM, or any other person in RIM or
Global Investors LLC (“Principal”), and Metropolitan West Asset	any other affiliated organization. These views are subject to
Management LLC were both terminated during the year. Western	change at any time based upon market conditions or other
Asset Management Company (with its affiliate Western Asset	events, and RIM disclaims any responsibility to update the
Management Company Limited) was hired as a multi-strategy	views contained herein. These views should not be relied
core plus manager, but one with a heavy emphasis on credit in	on as investment advice and, because investment decisions
light of the significant credit opportunities available in the market.	for a Russell Investment Funds (“RIF”) Fund are based on
Pareto Investment Management Limited was hired to replace	numerous factors, should not be relied on as an indication
Principal, which RIM considers to be an upgrade in long term	of investment decisions of any RIF Fund.

* Assumes initial investment on January 1, 2007.

** The Bloomberg Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

Effective August 24, 2016 the Barclays fixed income benchmark indices, including the Barclays Aggregate family of indices, were renamed the Bloomberg
Barclays family of indices.

§ Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with Securities and Exchange
Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted Accounting Principles (“U.S.
GAAP”).

Core Bond Fund 75

Russell Investment Funds
Core Bond Fund

Shareholder Expense Example — December 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this on
administrative fees and other Fund expenses. The Example is	do not reflect any Insurance Company Separate Account Policy
intended to help you understand your ongoing costs (in dollars)	Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2016 to December 31, 2016.	July 1, 2016	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2016	$971.90	$1,021.87
The information in the table under the heading “Actual	Expenses Paid During Period*	$3.22	$3.30
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.65%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period). May reflect amounts waived and/or reimbursed. Without any
$1,000 (for example, an $8,600 account value divided by $1,000	waivers and/or reimbursements, expenses would have been higher.
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

76 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Long-Term Investments - 88.5%			Series 2015-37A Class A
Asset-Backed Securities - 5.4%			2.380% due 04/15/27 (Ê)(Þ)	1,050	1,052
Aames Mortgage Investment Trust			FFMLT Trust
Series 2005-1 Class M6			Series 2005-FF8 Class M2
1.793% due 06/25/35 (Ê)	1,040	736	1.112% due 09/25/35 (Ê)	760	686
American Express Credit Account			Fieldstone Mortgage Investment Trust
Master Trust			Series 2004-4 Class M3
Series 2014-2 Class A			2.438% due 10/25/35 (Ê)	696	664
1.260% due 01/15/20	1,665	1,666	Ford Credit Auto Owner Trust
AmeriCredit Automobile Receivables			Series 2015-B Class A3
Trust			1.160% due 11/15/19	736	735
Series 2013-3 Class C			GSAMP Trust
2.380% due 06/10/19	1,210	1,215
			Series 2006-HE4 Class A1
Series 2014-4 Class A3			0.732% due 06/25/36 (Ê)	935	831
1.270% due 07/08/19	527	527
			Hertz Vehicle Financing LLC
Series 2016-1 Class A2A
1.520% due 06/10/19	543	544	Series 2015-2A Class A
			2.020% due 09/25/19 (Þ)	920	911
Series 2016-2 Class A2A
1.420% due 10/08/19	532	533	Home Equity Asset Trust
Ameriquest Mortgage Securities,			Series 2005-9 Class M1
Inc. Asset-Backed Pass-Through			0.580% due 04/25/36 (Ê)	380	349
Certificates			Honda Auto Receivables Owner Trust
Series 2005-R5 Class M1			Series 2015-2 Class A3
0.955% due 07/25/35 (Ê)	46	46	1.040% due 02/21/19	1,069	1,068
Asset-Backed Funding Trust Certificates			HSI Asset Securitization Corp. Trust
Series 2005-WF1 Class M1			Series 2007-OPT1 Class 1A
1.132% due 11/25/34 (Ê)	1,187	1,148	0.628% due 12/25/36 (Ê)	325	240
Bank of The West Auto Trust			Hyundai Auto Receivables Trust
Series 2014-1 Class A3			Series 2015-A Class A3
1.090% due 03/15/19 (Þ)	683	683	1.050% due 04/15/19	427	427
Blackbird Capital Aircraft Lease			Series 2015-C Class A2B
Securitization, Ltd.			0.851% due 11/15/18 (Ê)	128	128
Series 2016-1A Class AA			Series 2015-C Class A3
2.487% due 12/16/41 (Þ)	600	601	1.460% due 02/18/20	305	305
Capital Auto Receivables Asset Trust			Long Beach Mortgage Loan Trust
Series 2014-2 Class A4			Series 2004-4 Class M1
1.620% due 10/22/18	1,320	1,321	1.425% due 10/25/34 (Ê)	1,109	1,013
Capital One Multi-Asset Execution Trust			Magnetite XI, Ltd.
Series 2014-A1 Class A1			Series 2014-11A Class A1
1.080% due 11/15/19 (Ê)	2,030	2,029	2.129% due 01/18/27 (Ê)(Þ)	600	600
Carlyle Global Market Strategies CLO,			Mercedes-Benz Auto Receivables Trust
Ltd.
Series 2014-3A Class A1A			Series 2016-1 Class A2A
2.346% due 07/27/26 (Ê)(Þ)	500	500	1.110% due 03/15/19	1,410	1,410
Cedar Funding III CLO, Ltd.			Merrill Lynch Mortgage Investors Trust
			Series 2006-FF1 Class M4
Series 2014-3A Class A1			0.895% due 08/25/36 (Ê)	790	762
1.863% due 05/20/26 (Ê)(Þ)	1,500	1,504
Chase Issuance Trust			MSCC Heloc Trust
			Series 2007-1 Class A
Series 2014-A6 Class A6			0.625% due 12/25/31 (Ê)	62	62
1.260% due 07/15/19	1,730	1,731
Series 2016-A7 Class A7			National Collegiate Student Loan Trust
1.060% due 09/16/19	1,570	1,569	Series 2006-4 Class A3
			0.748% due 02/26/29 (Ê)	107	104
Citibank Credit Card Issuance Trust
Series 2014-A2 Class A2			Nissan Auto Receivables Owner Trust
1.020% due 02/22/19	3,670	3,670	Series 2013-B Class A4
			1.310% due 10/15/19	478	478
Dryden 34 Senior Loan Fund
Series 2014-34A Class A			Series 2015-A Class A3
2.310% due 10/15/26 (Ê)(Þ)	1,220	1,224	1.050% due 10/15/19	302	302
Dryden 37 Senior Loan Fund			Option One Mortgage Loan Trust
			Series 2004-3 Class M1

Core Bond Fund 77

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
1.314% due 11/25/34 (Ê)	1,053	1,030	Abbott Laboratories
Popular ABS Mortgage Pass-Through			2.350% due 11/22/19	710	711
Trust			2.900% due 11/30/21	885	882
Series 2006-C Class A4			3.750% due 11/30/26	905	899
0.775% due 07/25/36 (Ê)	1,282	1,243	4.750% due 11/30/36	80	81
Series 2006-D Class A3			4.900% due 11/30/46	100	103
0.852% due 11/25/46 (Ê)	1,500	1,339	AbbVie, Inc.
RAMP Trust			2.500% due 05/14/20	841	841
Series 2003-RS11 Class AI6A			3.600% due 05/14/25	60	59
5.879% due 12/25/33	79	83	AES Corp.
Series 2006-RZ1 Class M4			5.500% due 03/15/24	50	51
1.058% due 03/25/36 (Ê)	960	740	Aetna, Inc.
Renaissance Home Equity Loan Trust			1.700% due 06/07/18	160	160
Series 2006-1 Class AF6			1.900% due 06/07/19	1,060	1,058
5.746% due 05/25/36	107	70	2.400% due 06/15/21	40	40
Series 2007-1 Class AF2			2.800% due 06/15/23	30	30
5.512% due 04/25/37	1	—	3.200% due 06/15/26	895	885
Santander Drive Auto Receivables Trust			4.375% due 06/15/46	170	171
Series 2012-4 Class D			Albemarle Corp.
3.500% due 06/15/18	644	646	4.150% due 12/01/24	320	327
Series 2013-1 Class D			Series 30YR
2.270% due 01/15/19	1,170	1,175	5.450% due 12/01/44	720	773
Series 2014-4 Class B			Allison Transmission, Inc.
1.820% due 05/15/19	239	239	5.000% due 10/01/24 (Þ)	90	91
Series 2015-2 Class B			Ally Financial, Inc.
1.830% due 01/15/20	880	882	3.250% due 11/05/18	530	531
Series 2015-4 Class A3			8.000% due 11/01/31	100	116
1.580% due 09/16/19	535	536	Altria Group, Inc.
SLC Student Loan Trust			9.250% due 08/06/19	294	347
Series 2008-2 Class A3			2.850% due 08/09/22	220	220
1.500% due 09/15/18 (Ê)	442	439	10.200% due 02/06/39	482	835
SLM Private Credit Student Loan Trust			5.375% due 01/31/44	170	196
Series 2005-B Class A4			Amazon.com, Inc.
1.180% due 06/15/39 (Ê)	650	589	4.950% due 12/05/44	60	68
Series 2006-A Class A5			American Airlines Pass-Through Trust
0.943% due 06/15/39 (Ê)	280	255	Series 2011.1 Class A
SLM Student Loan Trust			5.250% due 01/31/21	213	227
Series 2003-11 Class A6			Series 2013-2 Class A
1.600% due 12/15/25 (Ê)(Þ)	390	388	4.950% due 01/15/23	160	170
Series 2008-9 Class B			Series 2014-1 Class B
2.965% due 10/25/83 (Ê)	205	200	4.375% due 10/01/22	382	381
Structured Asset Securities Corp.			Series 2016-1 Class B
Mortgage Loan Trust			5.250% due 01/15/24	359	368
Series 2006-BC6 Class A4			American Axle & Manufacturing, Inc.
0.762% due 01/25/37 (Ê)	806	739	6.625% due 10/15/22	50	52
Terwin Mortgage Trust			American Builders & Contractors Supply
Series 2006-3 Class 1A2			Co., Inc.
0.822% due 04/25/37 (Ê)(Þ)	696	680	5.750% due 12/15/23 (Þ)	50	52
Toyota Auto Receivables Owner Trust			American Express Credit Corp.
Series 2015-A Class A3			1.700% due 10/30/19	610	604
1.120% due 02/15/19	313	313	Series F
USAA Auto Owner Trust			2.600% due 09/14/20	870	877
Series 2016-1 Class A2			American International Group, Inc.
1.070% due 03/15/19	940	939	6.400% due 12/15/20	920	1,047
		45,899	4.875% due 06/01/22	405	443
Corporate Bonds and Notes - 18.4%			3.750% due 07/10/25	150	151
21st Century Fox America, Inc.			Amgen, Inc.
6.900% due 08/15/39	635	797	3.625% due 05/22/24	10	10

See accompanying notes which are an integral part of the financial statements.

78 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
4.400% due 05/01/45	100	96	Series L
Anadarko Petroleum Corp.			2.600% due 01/15/19	50	50
4.850% due 03/15/21	100	107	Series X
5.550% due 03/15/26	40	45	6.250% due 09/29/49 (ƒ)	50	50
6.450% due 09/15/36	1,007	1,199	Bank of America NA
4.500% due 07/15/44	125	117	Series BKNT
6.600% due 03/15/46	90	111	1.750% due 06/05/18	1,105	1,106
Anheuser-Busch InBev Finance, Inc.			2.050% due 12/07/18	315	317
2.650% due 02/01/21	160	161	Bank of New York Mellon Corp. (The)
3.300% due 02/01/23	250	254	2.600% due 08/17/20	1,195	1,205
3.650% due 02/01/26	1,580	1,604	2.200% due 08/16/23	700	668
4.700% due 02/01/36	800	841	Bank One Capital III
4.900% due 02/01/46	100	108	8.750% due 09/01/30	270	380
Anthem, Inc.			Barrick NA Finance LLC
1.875% due 01/15/18	790	790	4.400% due 05/30/21	265	278
2.250% due 08/15/19	385	384	5.700% due 05/30/41	130	133
3.700% due 08/15/21	40	41	5.750% due 05/01/43	300	315
3.125% due 05/15/22	605	605	BB&T Corp.
Apache Corp.			2.050% due 06/19/18	805	809
6.900% due 09/15/18	200	217	Bear Stearns Cos. LLC (The)
3.250% due 04/15/22	20	20	7.250% due 02/01/18	195	206
5.100% due 09/01/40	140	146	Becton Dickinson and Co.
4.750% due 04/15/43	130	134	3.734% due 12/15/24	19	19
4.250% due 01/15/44	20	20	4.685% due 12/15/44	10	10
Apollo Management Holdings, LP			Berkshire Hathaway Energy Co.
4.400% due 05/27/26 (Þ)	425	423	6.500% due 09/15/37	50	65
Apple, Inc.			Blue Cube Spinco, Inc.
1.740% due 02/22/19 (Ê)	591	599	Series WI
1.181% due 05/06/19 (Ê)	480	482	10.000% due 10/15/25	805	972
2.450% due 08/04/26	110	103	BMW US Capital LLC
4.650% due 02/23/46	100	108	1.500% due 04/11/19 (Þ)	840	832
Assurant, Inc.			Boeing Co. (The)
2.500% due 03/15/18	660	667	4.875% due 02/15/20	100	109
AT&T, Inc.			Braskem Finance, Ltd.
1.847% due 11/27/18 (Ê)	300	302	6.450% due 02/03/24	225	237
3.000% due 02/15/22	40	40	Burlington Northern Santa Fe LLC
3.400% due 05/15/25	330	318	4.150% due 04/01/45	100	101
4.350% due 06/15/45	100	89
4.750% due 05/15/46	200	189	Capital One Bank NA
			Series BKNT
Series WI			1.650% due 02/05/18	645	644
4.550% due 03/09/49	1,100	994	2.250% due 02/13/19	760	763
AutoNation, Inc.			Capital One NA
4.500% due 10/01/25	520	526	2.350% due 08/17/18	610	614
BAC Capital Trust XIV			Cardinal Health, Inc.
Series G			1.700% due 03/15/18	781	780
4.000% due 09/29/49 (Ê)(ƒ)	70	55	Caterpillar Financial Services Corp.
Ball Corp.			1.350% due 05/18/19	360	355
5.250% due 07/01/25	110	115	CCO Holdings LLC / CCO Holdings
Bank of America Corp.			Capital Corp.
5.000% due 05/13/21	230	250	5.125% due 05/01/23 (Þ)	50	52
2.503% due 10/21/22	525	508	5.375% due 05/01/25 (Þ)	110	113
4.250% due 10/22/26	170	172	Celgene Corp.
6.110% due 01/29/37	460	539	3.550% due 08/15/22	30	31
4.875% due 04/01/44	290	315	5.000% due 08/15/45	110	114
Series GMTN			CF Industries, Inc.
3.300% due 01/11/23	460	462	5.375% due 03/15/44	855	706
4.450% due 03/03/26	30	31
3.500% due 04/19/26	2,315	2,283

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 79

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Charter Communications Operating LLC			Continental Airlines Pass-Through Trust
/ Charter Communications Operating			Series 1999-1 Class A
Capital			6.545% due 02/02/19	110	115
Series WI			Series 2007-1 Class A
4.464% due 07/23/22	930	972	5.983% due 04/19/22	83	92
4.908% due 07/23/25	100	105
			Continental Resources, Inc.
6.384% due 10/23/35	345	394	3.800% due 06/01/24	90	83
6.484% due 10/23/45	100	116	Crestwood Midstream Partners, LP /
Chesapeake Energy Corp.			Crestwood Midstream Finance Corp.
6.125% due 02/15/21	50	49	6.125% due 03/01/22	60	62
5.750% due 03/15/23	10	9	Crown Castle Towers LLC
Chevron Corp.			6.113% due 01/15/20 (Þ)	400	433
1.411% due 05/16/18 (Ê)	155	156	CVS Health Corp.
1.790% due 11/16/18	100	100	2.750% due 12/01/22	90	89
2.954% due 05/16/26	120	118	5.125% due 07/20/45	440	490
Chubb INA Holdings, Inc.			Daimler Finance NA LLC
2.300% due 11/03/20	20	20	2.000% due 08/03/18 (Þ)	980	981
2.875% due 11/03/22	370	373	1.750% due 10/30/19 (Þ)	595	587
3.350% due 05/03/26	30	30	Darden Restaurants, Inc.
Cisco Systems, Inc.			6.800% due 10/15/37	635	730
1.850% due 09/20/21	540	527	DaVita, Inc.
CIT Group, Inc.			5.000% due 05/01/25	160	157
6.625% due 04/01/18 (Þ)	50	53	Delta Air Lines Pass-Through Trust
5.000% due 08/01/23	90	93	Series 2002-1 Class G-1
Citigroup Capital III			6.718% due 01/02/23	92	104
7.625% due 12/01/36	500	584	Series 2007-1 Class A
Citigroup, Inc.			6.821% due 08/10/22	489	562
1.800% due 02/05/18	1,180	1,180	Devon Energy Corp.
2.150% due 07/30/18	1,300	1,305	3.250% due 05/15/22	110	109
4.450% due 09/29/27	1,395	1,417	5.850% due 12/15/25	370	420
8.125% due 07/15/39	130	193	5.000% due 06/15/45	180	177
5.300% due 05/06/44	101	109	Devon Financing Co. LLC
4.650% due 07/30/45	508	536	7.875% due 09/30/31	675	856
4.750% due 05/18/46	20	20	Diageo Investment Corp.
Series P			2.875% due 05/11/22	90	91
5.950% due 12/31/49 (ƒ)	280	277	Diamond 1 Finance Corp. / Diamond 2
Clear Channel Worldwide Holdings, Inc.			Finance Corp
Series B			3.480% due 06/01/19 (Þ)	150	153
6.500% due 11/15/22	600	614	4.420% due 06/15/21 (Þ)	240	248
CME Group, Inc.			7.125% due 06/15/24 (Þ)	100	111
5.300% due 09/15/43	30	35	6.020% due 06/15/26 (Þ)	645	699
CNOOC Finance USA LLC			8.350% due 07/15/46 (Þ)	830	1,022
3.500% due 05/05/25	300	292	Discovery Communications LLC
Comcast Cable Communications			6.350% due 06/01/40	440	467
Holdings, Inc.			DISH DBS Corp.
9.455% due 11/15/22	60	81	5.875% due 07/15/22	50	53
Comcast Corp.			Series WI
1.625% due 01/15/22	475	455	5.875% due 11/15/24	100	103
3.375% due 08/15/25	30	30	Dollar Tree, Inc.
6.500% due 11/15/35	100	128	Series WI
3.200% due 07/15/36	90	81	5.750% due 03/01/23	70	74
6.400% due 03/01/40	100	130	Dominion Resources, Inc.
Commonwealth Edison Co.			7.000% due 06/15/38	20	26
5.800% due 03/15/18	290	305	Duke Energy Carolinas LLC
Concho Resources, Inc.			5.300% due 02/15/40	30	36
5.500% due 04/01/23	80	83	4.000% due 09/30/42	100	99
Constellation Brands, Inc.			Duke Energy Progress LLC
6.000% due 05/01/22	390	440	4.100% due 03/15/43	310	310
4.750% due 11/15/24	390	414

See accompanying notes which are an integral part of the financial statements.

80 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Eaton Corp.			6.875% due 02/15/23 (Þ)	20	21
2.750% due 11/02/22	150	149	Fresenius Medical Care US Finance II,
4.150% due 11/02/42	40	39	Inc.
Ecolab, Inc.			4.750% due 10/15/24 (Þ)	110	111
4.350% due 12/08/21	10	11	General Electric Co.
			5.300% due 02/11/21	130	144
Emera US Finance, LP			5.875% due 01/14/38	550	692
3.550% due 06/15/26 (Þ)	410	403
4.750% due 06/15/46 (Þ)	260	262	4.500% due 03/11/44	430	462
Energy Transfer Partners, LP			Series GMTN
4.050% due 03/15/25	840	831	6.875% due 01/10/39	901	1,270
6.050% due 06/01/41	315	323	Series NOTZ
5.150% due 03/15/45	235	225	1.680% due 04/15/20 (Ê)	200	203
EnLink Midstream Partners, LP			General Motors Co.
2.700% due 04/01/19	585	585	3.500% due 10/02/18	425	433
			4.875% due 10/02/23	1,050	1,101
Enterprise Products Operating LLC			6.250% due 10/02/43	120	133
Series B
7.034% due 01/15/68	370	378	5.200% due 04/01/45	365	352
EOG Resources, Inc.			General Motors Financial Co., Inc.
2.450% due 04/01/20	640	641	4.375% due 09/25/21	20	21
4.150% due 01/15/26	30	31	4.250% due 05/15/23	10	10
EP Energy LLC / Everest Acquisition			5.250% due 03/01/26	640	672
Finance, Inc.			Georgia-Pacific LLC
Series WI			8.875% due 05/15/31	395	585
6.375% due 06/15/23	90	71	Gilead Sciences, Inc.
Exelon Corp.			2.550% due 09/01/20	890	899
2.850% due 06/15/20	555	561	3.650% due 03/01/26	150	152
Exxon Mobil Corp.			4.000% due 09/01/36	455	436
1.113% due 03/15/19 (Ê)	800	803	4.750% due 03/01/46	110	114
3.043% due 03/01/26	70	70	Glencore Funding LLC
4.114% due 03/01/46	40	41	4.625% due 04/29/24 (Þ)	40	41
Farmers Exchange Capital III			GLP Capital, LP / GLP Financing II, Inc.
5.454% due 10/15/54 (Þ)	680	662	5.375% due 11/01/23	80	86
Fifth Third Bank			Goldman Sachs Capital I
Series BKNT			6.345% due 02/15/34	1,420	1,689
2.875% due 10/01/21	700	708	Goldman Sachs Capital II
First Data Corp.			4.000% due 06/01/43 (Ê)(ƒ)	3	2
5.375% due 08/15/23 (Þ)	260	270	Goldman Sachs Group, Inc. (The)
5.000% due 01/15/24 (Þ)	50	50	5.250% due 07/27/21	380	416
FirstEnergy Corp.			3.850% due 07/08/24	150	153
Series A			4.250% due 10/21/25	310	315
2.750% due 03/15/18	30	30	3.500% due 11/16/26	895	874
Series B			6.450% due 05/01/36	10	12
4.250% due 03/15/23	100	103	6.750% due 10/01/37	645	796
Series C			6.250% due 02/01/41	160	198
7.375% due 11/15/31	280	361	5.150% due 05/22/45	30	32
Florida East Coast Holdings Corp.			4.750% due 10/21/45	250	264
6.750% due 05/01/19 (Þ)	50	52	Series D
Ford Motor Co.			6.000% due 06/15/20	150	166
4.750% due 01/15/43	50	47	Series GMTN
Ford Motor Credit Co. LLC			7.500% due 02/15/19	300	333
2.551% due 10/05/18	1,060	1,065	2.640% due 10/28/27 (Ê)	975	994
5.875% due 08/02/21	200	221	Goodyear Tire & Rubber Co. (The)
Series FXD			5.125% due 11/15/23	50	52
2.145% due 01/09/18	1,575	1,578	Great Plains Energy, Inc.
Freeport-McMoRan, Inc.			5.292% due 06/15/22	550	596
3.550% due 03/01/22	90	84	Halliburton Co.
5.450% due 03/15/43	665	550	3.800% due 11/15/25	70	71
Series WI-1			4.850% due 11/15/35	130	137

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 81

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Harris Corp.			5.125% due 06/01/44 (Þ)	685	647
1.999% due 04/27/18	445	445	KLA-Tencor Corp.
4.854% due 04/27/35	40	42	4.650% due 11/01/24	30	32
5.054% due 04/27/45	40	42	Kohl's Corp.
HCA, Inc.			5.550% due 07/17/45	805	769
4.750% due 05/01/23	50	51	Kraft Foods Group, Inc.
5.375% due 02/01/25	140	140	3.500% due 06/06/22	100	102
Hess Corp.			Kraft Heinz Foods Co.
4.300% due 04/01/27	450	448	4.875% due 02/15/25 (Þ)	1,240	1,339
Hewlett Packard Enterprise Co.			Series WI
Series WI			5.000% due 07/15/35	40	42
6.200% due 10/15/35	945	962	5.200% due 07/15/45	20	21
6.350% due 10/15/45	340	343	4.375% due 06/01/46	100	94
HSBC Bank USA NA			Kroger Co. (The)
Series BKNT			5.150% due 08/01/43	20	22
5.875% due 11/01/34	475	553	L Brands, Inc.
HSBC Finance Corp.			5.625% due 10/15/23	30	32
6.676% due 01/15/21	100	112	Lamb Weston Holdings, Inc.
Humana, Inc.			4.875% due 11/01/26 (Þ)	60	59
3.150% due 12/01/22	10	10	Land O' Lakes, Inc.
4.625% due 12/01/42	20	19	6.000% due 11/15/22 (Þ)	755	823
Huntington National Bank (The)			Legg Mason, Inc.
2.200% due 11/06/18	775	777	4.750% due 03/15/26	775	802
Intel Corp.			Lockheed Martin Corp.
3.700% due 07/29/25	20	21	3.350% due 09/15/21	270	279
4.900% due 07/29/45	10	11	4.500% due 05/15/36	10	11
International Business Machines Corp.			Series 10YR
1.272% due 02/12/19 (Ê)	220	221	3.550% due 01/15/26	90	92
International Lease Finance Corp.			Lowe's Cos., Inc.
8.625% due 01/15/22	50	60	4.375% due 09/15/45	890	917
5.875% due 08/15/22	210	228	McDonald's Corp.
International Paper Co.			2.100% due 12/07/18	470	473
8.700% due 06/15/38	305	441	3.700% due 01/30/26	60	61
IPALCO Enterprises, Inc.			Medtronic, Inc.
5.000% due 05/01/18	50	52	Series WI
Janus Capital Group, Inc.			3.150% due 03/15/22	870	891
4.875% due 08/01/25	450	464	3.500% due 03/15/25	150	154
JPMorgan Chase & Co.			Merck & Co., Inc.
6.000% due 01/15/18	100	104	1.269% due 05/18/18 (Ê)	1,665	1,672
2.750% due 06/23/20	440	444	2.750% due 02/10/25	40	39
4.250% due 10/15/20	300	317	MetLife, Inc.
2.550% due 03/01/21	580	578	6.400% due 12/15/36	100	108
2.295% due 08/15/21	1,055	1,035	10.750% due 08/01/39	795	1,221
4.350% due 08/15/21	130	139	4.050% due 03/01/45	430	412
4.125% due 12/15/26	230	235	Metropolitan Life Global Funding I
4.250% due 10/01/27	30	31	1.875% due 06/22/18 (Þ)	300	301
6.400% due 05/15/38	490	635	1.350% due 09/14/18 (Þ)	1,640	1,631
4.950% due 06/01/45	355	379	MGM Resorts International
KeyCorp			6.000% due 03/15/23	80	86
2.300% due 12/13/18	700	704	Microsoft Corp.
Kinder Morgan, Inc.			2.400% due 08/08/26	200	189
5.550% due 06/01/45	460	484	3.750% due 02/12/45	100	94
Kindred Healthcare, Inc.			Morgan Stanley
Series WI			5.625% due 09/23/19	200	217
8.750% due 01/15/23	60	56	2.625% due 11/17/21	910	899
KKR Group Finance Co. II LLC			2.282% due 10/24/23 (Ê)	1,395	1,411
5.500% due 02/01/43 (Þ)	10	10	Series GMTN
KKR Group Finance Co. III LLC			3.875% due 01/27/26	865	874

See accompanying notes which are an integral part of the financial statements.

82 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
MPLX, LP			Procter & Gamble Co. (The)
Series WI			1.156% due 11/01/19 (Ê)	230	230
4.875% due 12/01/24	720	741	Progress Energy, Inc.
4.875% due 06/01/25	100	103	4.400% due 01/15/21	30	32
Mutual of Omaha Insurance Co.			Quicken Loans, Inc.
4.297% due 07/15/54 (Þ)	440	428	5.750% due 05/01/25 (Þ)	30	29
Navient Corp.			QVC, Inc.
8.000% due 03/25/20	70	78	4.375% due 03/15/23	230	228
NBCUniversal Media LLC			Range Resources Corp.
4.375% due 04/01/21	150	162	Series WI
NCL Corp., Ltd.			4.875% due 05/15/25	100	97
4.625% due 11/15/20 (Þ)	40	41	Raytheon Co.
4.750% due 12/15/21 (Þ)	30	30	6.400% due 12/15/18	450	492
Netflix, Inc.			Regency Energy Partners, LP / Regency
5.875% due 02/15/25	60	65	Energy Finance Corp.
			5.875% due 03/01/22	60	66
Newell Brands, Inc.			Reliance Standard Life Global Funding
3.150% due 04/01/21	20	20
3.850% due 04/01/23	60	62	II
			2.500% due 01/15/20 (Þ)	475	472
4.200% due 04/01/26	40	42	Reynolds American, Inc.
Series WI			6.875% due 05/01/20	960	1,090
5.000% due 11/15/23	700	751	3.250% due 06/12/20	40	41
Noble Energy, Inc.			8.125% due 05/01/40	340	454
8.250% due 03/01/19	90	101	5.850% due 08/15/45	440	521
3.900% due 11/15/24	150	151	Reynolds Group Issuer, Inc. / Reynolds
5.250% due 11/15/43	10	10	Group Issuer LLC
Noble Holding International, Ltd.			5.750% due 10/15/20	84	87
7.200% due 04/01/25	210	197	Rockies Express Pipeline LLC
NVR, Inc.			6.850% due 07/15/18 (Þ)	260	275
3.950% due 09/15/22	445	454	Roper Technologies, Inc.
Occidental Petroleum Corp.			2.800% due 12/15/21	240	240
3.125% due 02/15/22	30	31	RPI Finance Trust 1st Lien Term Loan
3.400% due 04/15/26	50	50	B5
3.000% due 02/15/27	160	155	3.498% due 10/14/22 (Ê)	188	190
4.625% due 06/15/45	30	31	Sabine Pass Liquefaction LLC
4.400% due 04/15/46	20	20	5.000% due 03/15/27 (Þ)	340	343
4.100% due 02/15/47	170	166	Schlumberger Holdings Corp.
Oracle Corp.			4.000% due 12/21/25 (Þ)	435	456
1.900% due 09/15/21	770	752	Seagate HDD Cayman
2.650% due 07/15/26	355	337	4.750% due 06/01/23	580	575
PACCAR Financial Corp.			South Carolina Electric & Gas Co.
1.650% due 02/25/19	245	244	6.050% due 01/15/38	320	396
1.200% due 08/12/19	210	207	Southwest Airlines Co.
Pacific Gas & Electric Co.			2.650% due 11/05/20	540	541
6.050% due 03/01/34	200	250	Spectrum Brands, Inc.
5.800% due 03/01/37	60	73	Series WI
Party City Holdings, Inc. Term Loan			5.750% due 07/15/25	50	52
3.820% due 08/19/22 (Ê)	184	186	Sprint Capital Corp.
Pfizer, Inc.			8.750% due 03/15/32	825	908
1.263% due 06/15/18 (Ê)	1,323	1,327	Sprint Communications, Inc.
3.000% due 12/15/26	450	444	9.000% due 11/15/18 (Þ)	50	55
Pharmacia LLC			Sprint Spectrum Co. LLC / Sprint
6.500% due 12/01/18	240	261	Spectrum Co II LLC / Sprint Spectrum
Philip Morris International, Inc.			Co III LLC
2.500% due 08/22/22	90	88	Series A-1
4.500% due 03/20/42	40	41	3.360% due 09/20/21 (Þ)	440	441
Prime Security Services Borrower LLC /			State Street Corp.
Prime Finance, Inc.			4.956% due 03/15/18	150	155
9.250% due 05/15/23 (Þ)	120	131	Taylor Morrison Communities, Inc. /
			Monarch Communities Inc

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 83

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
5.625% due 03/01/24 (Þ)	100	101	3.875% due 04/01/24	20	19
Teachers Insurance & Annuity			5.850% due 09/01/43	310	304
Association of America			Virginia Electric & Power Co.
4.900% due 09/15/44 (Þ)	40	43	Series B
Tenet Healthcare Corp.			2.950% due 11/15/26	150	146
4.463% due 06/15/20 (Ê)	80	81
8.125% due 04/01/22	650	613	Series C
			4.000% due 11/15/46	405	404
Time Warner Cable LLC			Visa, Inc.
4.125% due 02/15/21	150	155	3.150% due 12/14/25	150	151
7.300% due 07/01/38	30	37	4.300% due 12/14/45	190	201
5.875% due 11/15/40	230	245	Volkswagen Group of America Finance
Time Warner, Inc.			LLC
4.750% due 03/29/21	825	884	2.450% due 11/20/19 (Þ)	425	424
3.800% due 02/15/27	610	606	Voya Financial, Inc.
TJX Cos., Inc. (The)			2.900% due 02/15/18	455	461
2.250% due 09/15/26	20	18	Wachovia Capital Trust II
Toyota Motor Credit Corp.			1.380% due 01/15/27 (Ê)	485	435
Series GMTN			Walgreens Boots Alliance, Inc.
2.800% due 07/13/22	365	368	3.450% due 06/01/26	70	69
Transcontinental Gas Pipe Line Co. LLC			4.800% due 11/18/44	100	103
7.850% due 02/01/26 (Þ)	220	277	Wal-Mart Stores, Inc.
Transocean, Inc.			6.200% due 04/15/38	10	13
6.800% due 03/15/38	270	209	4.750% due 10/02/43	100	112
Tyson Foods, Inc.			Waste Management, Inc.
5.150% due 08/15/44	10	10	3.500% due 05/15/24	190	196
Union Pacific Railroad Co. Pass-Through			Wells Fargo & Co.
Trust			2.500% due 03/04/21	400	397
Series 2006-1			4.600% due 04/01/21	220	236
5.866% due 07/02/30	141	158	2.117% due 10/31/23 (Ê)	1,455	1,474
United Rentals NA, Inc.			3.000% due 04/22/26	400	382
5.750% due 11/15/24	60	63	3.000% due 10/23/26	800	762
United Technologies Corp.			4.650% due 11/04/44	200	197
3.100% due 06/01/22	100	103	4.400% due 06/14/46	30	29
4.500% due 06/01/42	30	32	4.750% due 12/07/46	150	152
UnitedHealth Group, Inc.			Series GMTN
1.900% due 07/16/18	560	562	2.600% due 07/22/20	880	885
3.875% due 10/15/20	10	11	4.300% due 07/22/27	320	329
4.625% due 07/15/35	100	109	4.900% due 11/17/45	250	257
5.700% due 10/15/40	60	73	West Corp.
Univision Communications, Inc.			5.375% due 07/15/22 (Þ)	110	106
5.125% due 05/15/23 (Þ)	50	49	Western Gas Partners, LP
5.125% due 02/15/25 (Þ)	60	57	4.650% due 07/01/26	40	41
US Airways Pass-Through Trust			Westlake Chemical Corp.
Series 2011-1 Class A			4.875% due 05/15/23 (Þ)	390	405
7.125% due 10/22/23	329	379	WestRock MWC LLC
Series 2012-1 Class A			7.375% due 09/01/19	310	350
5.900% due 10/01/24	534	595	Williams Partners, LP
USF&G Capital III			3.600% due 03/15/22	845	849
8.312% due 07/01/46 (Þ)	730	930	Xcel Energy, Inc.
Verizon Communications, Inc.			3.350% due 12/01/26	435	435
2.709% due 09/14/18 (Ê)	100	102	ZFS Finance USA Trust V
1.375% due 08/15/19	940	925	6.500% due 05/09/37 (Þ)	675	677
5.150% due 09/15/23	990	1,095
					156,193
6.550% due 09/15/43	70	87	International Debt - 5.7%
Series WI			1011778 BC Unlimited Liability Co. /
4.862% due 08/21/46	130	132	New Red Finance, Inc.
4.672% due 03/15/55	1,185	1,114	6.000% due 04/01/22 (Þ)	110	115
Viacom, Inc.			1011778 BC Unlimited Liability Co. 1st
			Lien Term Loan B2

See accompanying notes which are an integral part of the financial statements.

84 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.750% due 12/12/21 (Ê)	159	161	Celulosa Arauco y Constitucion SA
Actavis Funding SCS			Series WI
3.450% due 03/15/22	40	41	4.750% due 01/11/22	40	42
3.800% due 03/15/25	60	60	Colombia Government International
4.750% due 03/15/45	70	69	Bond
AerCap Global Aviation Trust			5.625% due 02/26/44	270	278
6.500% due 06/15/45 (Þ)	370	373	Commonwealth Bank of Australia
AerCap Ireland Capital, Ltd. / AerCap			5.000% due 10/15/19 (Þ)	30	32
Global Aviation Trust			Cooperatieve Rabobank UA
4.625% due 07/01/22	735	757	4.375% due 08/04/25	400	410
Altice Luxembourg SA			11.000% due 06/29/49 (ƒ)(Þ)	364	428
7.750% due 05/15/22 (Þ)	700	747	Credit Suisse AG
America Movil SAB de CV			1.750% due 01/29/18	755	754
5.000% due 03/30/20	695	743	Credit Suisse Group Funding Guernsey,
ArcelorMittal			Ltd.
7.250% due 02/25/22	110	124	Series WI
6.125% due 06/01/25	295	323	4.875% due 05/15/45	300	308
7.750% due 03/01/41	155	165	Danone SA
Argentine Republic Government			2.077% due 11/02/21 (Þ)	690	670
International Bond			Ecopetrol SA
7.500% due 04/22/26 (Þ)	170	179	5.375% due 06/26/26	60	60
Aristocrat International Pty, Ltd. Term			5.875% due 05/28/45	300	259
Loan B
3.612% due 10/20/21 (Ê)	159	161	Emera, Inc.
			Series 16-A
AstraZeneca PLC			6.750% due 06/15/76	610	653
2.375% due 11/16/20	820	817
Avago Technologies Cayman Finance,			Ensco PLC
Ltd. Term Loan B3			4.700% due 03/15/21	60	58
3.704% due 02/01/23 (Ê)	320	324	5.750% due 10/01/44	515	373
Bank of Montreal			Equate Petrochemical BV
2.100% due 12/12/19	400	400	4.250% due 11/03/26 (Þ)	200	191
1.900% due 08/27/21	420	407	GE Capital International Funding Co.
			Unlimited Co.
Bank of Nova Scotia (The)			Series WI
1.619% due 06/14/19 (Ê)	1,300	1,303	4.418% due 11/15/35	200	210
Barrick Gold Corp.
4.100% due 05/01/23	513	526	GlaxoSmithKline Capital PLC
5.250% due 04/01/42	280	273	2.850% due 05/08/22	60	60
Bharti Airtel, Ltd.			HBOS PLC
4.375% due 06/10/25 (Þ)	500	493	Series GMTN
			6.750% due 05/21/18 (Þ)	300	316
BHP Billiton Finance USA, Ltd.
3.250% due 11/21/21	120	124	HSBC Bank PLC
2.875% due 02/24/22	10	10	7.650% due 05/01/25	375	458
5.000% due 09/30/43	40	45	HSBC Holdings PLC
			2.650% due 01/05/22	835	815
BP Capital Markets PLC			3.900% due 05/25/26	220	222
3.245% due 05/06/22	10	10
3.216% due 11/28/23	650	656	4.375% due 11/23/26	530	534
			Indonesia Government International
3.119% due 05/04/26	120	117	Bond
BPCE SA			Series REGS
2.750% due 12/02/21	270	267	3.750% due 04/25/22	430	432
Brazilian Government International Bond			Intelsat Jackson Holdings SA
2.625% due 01/05/23	220	196	7.250% due 04/01/19	725	609
5.625% due 01/07/41	270	240	9.500% due 09/30/22 (Þ)	260	289
British Telecommunications PLC			Johnson Controls International PLC
9.125% due 12/15/30	30	46	5.125% due 09/14/45	325	346
Canadian Oil Sands, Ltd.			LyondellBasell Industries NV
7.750% due 05/15/19 (Þ)	450	496	5.000% due 04/15/19	395	417
4.500% due 04/01/22 (Þ)	680	681	Mallinckrodt International Finance SA
CDP Financial, Inc.			4.750% due 04/15/23	70	61
5.600% due 11/25/39 (Þ)	215	266	Mexico Government International Bond

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 85

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
4.750% due 03/08/44	20	18	1.462% due 11/10/18 (Ê)	1,000	1,007
5.550% due 01/21/45	660	675	4.375% due 03/25/20	10	11
Mondelez International Holdings			2.875% due 05/10/26	310	300
Netherlands BV			4.375% due 05/11/45	250	253
1.625% due 10/28/19 (Þ)	810	794	4.000% due 05/10/46	400	383
Mylan NV			Shire Acquisitions Investments Ireland
3.950% due 06/15/26 (Þ)	1,460	1,366	DAC
5.250% due 06/15/46 (Þ)	435	401	1.900% due 09/23/19	975	963
Nationwide Building Society			Sirius International Group, Ltd.
4.000% due 09/14/26 (Þ)	1,060	1,010	7.506% due 05/29/49 (ƒ)(Þ)	365	367
Nokia OYJ			Sky PLC
6.625% due 05/15/39	785	828	6.100% due 02/15/18 (Þ)	505	527
Pernod Ricard SA			Southern Copper Corp.
4.450% due 01/15/22 (Þ)	150	159	6.750% due 04/16/40	10	11
Perrigo Co. PLC			5.250% due 11/08/42	390	357
4.000% due 11/15/23	1,375	1,363	Standard Chartered PLC
Peru Government International Bond			5.700% due 03/26/44 (Þ)	200	200
6.550% due 03/14/37	10	13	Suncor Energy, Inc.
5.625% due 11/18/50	130	147	5.950% due 12/01/34	441	521
Petrobras Global Finance BV			Telefonica Emisiones SAU
5.750% due 01/20/20	30	30	5.134% due 04/27/20	40	43
5.375% due 01/27/21	940	919	Tengizchevroil Finance Co. International,
6.250% due 03/17/24	80	77	Ltd.
			4.000% due 08/15/26 (Þ)	225	211
Petroleos Mexicanos			Teva Pharmaceutical Finance
4.607% due 03/11/22 (Ê)(Þ)	200	206	Netherlands III BV
5.375% due 03/13/22 (Þ)	750	768	2.200% due 07/21/21	650	622
6.875% due 08/04/26 (Þ)	190	200	2.800% due 07/21/23	560	530
6.500% due 03/13/27 (Þ)	545	562
6.625% due 06/15/35	100	99	Toronto-Dominion Bank (The)
			1.722% due 01/22/19 (Ê)	250	252
6.375% due 01/23/45	250	228	2.125% due 04/07/21	555	547
Series REGS			3.625% due 09/15/31	600	586
6.875% due 08/04/26	30	32	Transcanada Trust
Series WI			Series 16-A
4.500% due 01/23/26	340	310	5.875% due 08/15/76	1,090	1,134
5.625% due 01/23/46	650	540	UBS AG
Province of Quebec Canada			Series BKNT
1.172% due 09/04/18 (Ê)	335	335	1.800% due 03/26/18	1,390	1,390
1.161% due 07/21/19 (Ê)	480	480
			Vale Overseas, Ltd.
Qatar Government International Bond			6.875% due 11/21/36	370	364
4.625% due 06/02/46 (Þ)	430	429	Valeant Pharmaceuticals International,
Republic of Poland Government			Inc.
International Bond			5.875% due 05/15/23 (Þ)	190	143
5.125% due 04/21/21	370	404
4.000% due 01/22/24	40	41	Validus Holdings, Ltd.
			8.875% due 01/26/40	270	354
Rio Tinto Finance USA, Ltd.			Virgin Media Investment Holdings, Ltd.
3.750% due 09/20/21	70	74	Term Loan I
Royal Bank of Scotland Group PLC			3.500% due 01/31/25	147	148
6.400% due 10/21/19	180	196	Vodafone Group PLC
6.125% due 12/15/22	70	74	5.450% due 06/10/19	300	323
3.875% due 09/12/23	935	898	7.875% due 02/15/30	560	730
5.125% due 05/28/24	220	219	Yara International ASA
Royal Bank of Scotland NV			3.800% due 06/06/26 (Þ)	820	804
4.650% due 06/04/18	30	30			48,521
Schlumberger Norge AS			Loan Agreements - 0.7%
Series 144a			Air Medical Group Holdings, Inc. Term
4.200% due 01/15/21 (Þ)	70	74	Loan B
SFR Group SA			4.250% due 04/28/22 (Ê)	99	99
7.375% due 05/01/26 (Þ)	430	441	Albertsons LLC Term Loan B4
Shell International Finance BV			3.770% due 08/22/21	75	76

See accompanying notes which are an integral part of the financial statements.

86 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Albertsons LLC Term Loan B6			4.250% due 04/21/22 (Ê)	200	203
4.061% due 06/23/23 (Ê)	165	167	Reynolds Group Holdings, Inc. Term
American Airlines, Inc. Term Loan			Loan
3.256% due 05/21/20 (Ê)	150	151	4.250% due 01/21/23 (Ê)	180	182
American Builders & Contractors Supply			Sungard Availability Services Capital,
Co., Inc. Term Loan B			Inc. Covenant-Lite 1st Lien Term
3.520% due 09/23/23 (Ê)	150	151	Loan B
			6.000% due 03/31/19 (Ê)	393	379
B/E Aerospace, Inc. Term Loan B
3.940% due 12/16/21 (Ê)	175	176	T-Mobile USA, Inc. Term Loan B
			3.520% due 11/09/22 (Ê)	174	176
Berry Plastics Group, Inc. Term Loan H			Univision Communications, Inc. Term
3.750% due 10/01/22 (Ê)	123	125	Loan C4
Boyd Gaming Corp. Term Loan B2			4.000% due 03/01/20 (Ê)	239	240
3.756% due 09/15/23 (Ê)	100	101	UPC Financing Partnership Term Loan
Catalent Pharma Solutions, Inc. Term			4.080% due 08/31/24 (Ê)	200	202
Loan B
4.020% due 05/20/21 (Ê)	186	187	XPO Logistics, Inc. Term Loan B
Charter Communications Operating LLC			4.250% due 10/30/21 (Ê)	127	129
Term Loan			Zebra Technologies Corp. Term Loan B
3.005% due 01/24/23 (Ê)	174	175	3.434% due 10/27/21 (Ê)	90	91
CSC Holdings LLC Term Loan					5,954
3.876% due 10/31/24 (Ê)	166	168	Mortgage-Backed Securities - 21.5%
CWGS Group LLC Term Loan			American Home Mortgage Investment
4.500% due 11/08/23 (Ê)	70	71	Trust
Dollar Tree, Inc. 1st Lien Term Loan B3			Series 2004-4 Class 4A
3.250% due 07/06/22 (Ê)	33	33	3.258% due 02/25/45 (Ê)	30	30
			Banc of America Commercial Mortgage
First Data Corp. Term Loan			Trust
3.756% due 03/24/21 (Ê)	237	239
			Series 2007-2 Class AJ
HCA Inc. Term Loan B7			5.634% due 04/10/49	120	114
3.520% due 03/01/24	179	181
Hilton Worldwide Finance LLC Term			Series 2007-3 Class AJ
Loan			5.730% due 06/10/49	1,140	1,155
3.256% due 10/25/23 (Ê)	184	186	Series 2008-1 Class A4
Keurig Green Mountain, Inc. Term Loan			6.437% due 02/10/51	390	400
B			Banc of America Merrill Lynch
5.313% due 03/03/23 (Ê)	86	87	Commercial Mortgage Securities Trust
Landry's, Inc. 1st Lien Term Loan			Series 2014-520M Class A
4.000% due 09/22/23 (Ê)	125	126	4.325% due 08/15/46 (Þ)	200	214
			Banc of America Mortgage Securities,
Level 3 Financing, Inc. Term Loan B2			Inc.
3.500% due 05/31/22 (Ê)	200	202
Lions Gate Enterntainment, Inc. 1st Lien			Series 2004-11 Class 2A1
Term Loan			5.750% due 01/25/35	31	32
3.750% due 10/12/23	150	151	Banc of America Re-REMIC Trust
MacDermid, Inc. 1st Lien Term Loan B4			Series 2010-UB5 Class A4A
5.000% due 06/07/23 (Ê)	537	543	5.649% due 02/17/51 (Þ)	222	223
MGM Growth Properties Operating			Bayview Commercial Asset Trust
Partnership, LP Term Loan B			Series 2006-2A Class A2
3.520% due 04/25/23 (Ê)	99	101	0.804% due 07/25/36 (Ê)(Þ)	285	248
Michaels Stores, Inc. Term Loan B			BCAP LLC Trust
3.750% due 01/28/23 (Ê)	184	187	Series 2009-RR11 Class 7A1
MultiPlan, Inc. Term Loan B			2.916% due 02/26/36 (Ê)(Þ)	76	76
5.000% due 05/25/23 (Ê)	170	173	Series 2010-RR7 Class 3A1
PET Acquisition Merger Sub LLC Term			2.908% due 08/26/35 (Ê)(Þ)	160	159
Loan
5.000% due 01/26/23 (Ê)	150	150	Series 2010-RR7 Class 3A12
			2.798% due 08/26/35 (Ê)(Þ)	1,000	733
PetSmart, Inc. 1st Lien Term Loan B
4.000% due 03/10/22 (Ê)	175	175	Series 2011-R11 Class 15A1
Pharmaceutical Product Development			3.072% due 10/26/33 (Ê)(Þ)(Å)	197	198
LLC Term Loan B			Series 2011-R11 Class 20A5
4.250% due 08/18/22 (Ê)	169	171	3.096% due 03/26/35 (Ê)(Þ)	96	96
Prime Security Services Borrower LLC			Series 2012-RR4 Class 3A5
1st Lien Term Loan			2.579% due 07/26/37 (Ê)(Þ)	324	323

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 87

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Series 2013-RR5 Class 2A2			Series 2016-C3 Class A5
2.462% due 03/26/37 (Ê)(Þ)	801	539	2.890% due 09/10/49	240	234
Bear Stearns Adjustable Rate Mortgage			EQTY Mortgage Trust
Trust			Series 2014-INNS Class E
Series 2005-2 Class A1			3.954% due 05/08/31 (Ê)(Þ)	500	489
2.920% due 03/25/35 (Ê)	209	210	Fannie Mae
Bear Stearns Alterative-A Trust			3.170% due 2018	1,158	1,178
Series 2005-2 Class 1M1			3.950% due 2020	405	429
1.342% due 03/25/35 (Ê)	900	831	5.500% due 2020	10	10
Bear Stearns Commercial Mortgage			4.250% due 2021	395	427
Securities Trust			4.284% due 2021	620	664
Series 2007-PW15 Class A4			2.500% due 2022	474	483
5.331% due 02/11/44	153	153
			2.860% due 2022	218	222
Series 2007-T26 Class AM			5.500% due 2022	55	58
5.513% due 01/12/45	500	507	2.000% due 2023	1,538	1,554
CFCRE Commercial Mortgage Trust			2.500% due 2024	703	719
Series 2016-C3 Class A3			4.000% due 2025	238	251
3.865% due 01/10/48	1,150	1,196	4.500% due 2025	491	523
CGBAM Commercial Mortgage Trust			2.320% due 2026	393	375
Series 2016-IMC Class E			3.100% due 2026	275	278
8.104% due 11/15/21 (Ê)(Þ)	590	597	3.190% due 2026	369	376
CHL Mortgage Pass-Through Trust			3.400% due 2026	359	369
Series 2005-3 Class 1A2			4.000% due 2026	227	234
0.824% due 04/25/35 (Ê)	11	10	6.000% due 2026	63	71
Citigroup Commercial Mortgage Trust			2.500% due 2027	525	537
Series 2015-GC29 Class C			2.640% due 2027	416	406
4.293% due 04/10/48	100	95	2.660% due 2027	395	382
Citigroup Mortgage Loan Trust, Inc.			4.500% due 2027	391	402
Series 2005-11 Class A2A			6.000% due 2027	38	43
2.930% due 10/25/35 (Ê)	15	15	2.560% due 2028	370	347
Series 2006-AR9 Class 1M1			3.050% due 2028	425	419
0.865% due 11/25/36 (Ê)	1,060	840	3.630% due 2029	344	359
Series 2007-AR8 Class 2A1A			3.320% due 2030	383	388
3.165% due 07/25/37 (Ê)	264	236	3.360% due 2030	394	401
Commercial Mortgage Trust			3.500% due 2030	212	222
Series 2013-300P Class A1			2.600% due 2031	375	348
4.353% due 08/10/30 (Þ)	390	422	3.030% due 2031	415	407
Series 2013-CR6 Class B			5.000% due 2031	200	219
3.397% due 03/10/46 (Þ)	211	211	6.000% due 2032	42	48
Series 2013-CR13 Class A1			3.000% due 2033	1,406	1,434
1.259% due 11/10/18	457	457	3.500% due 2033	1,113	1,158
Series 2014-277P Class A			5.000% due 2033	10	11
3.732% due 08/10/49 (Þ)	410	424	6.150% due 2033(Ê)	75	83
Series 2014-UBS4 Class A1			3.500% due 2034	236	245
1.309% due 08/10/47	190	189	3.700% due 2034	497	506
Series 2015-LC19 Class A4			5.500% due 2034	28	31
3.183% due 02/10/48	191	192	4.500% due 2035	682	740
Series 2015-LC19 Class B			5.500% due 2037	216	241
3.829% due 02/10/48	100	102	5.500% due 2038	838	942
Series 2016-GCT Class A			6.000% due 2039	81	91
2.681% due 08/10/29 (Þ)	140	140	4.000% due 2040	425	452
			5.500% due 2040	987	1,108
CSAIL Commercial Mortgage Trust			6.000% due 2040	237	269
Series 2015-C4 Class E
3.585% due 11/15/48	500	338	4.000% due 2041	733	777
			6.000% due 2041	257	291
CSMC Mortgage-Backed Trust			3.000% due 2042	810	809
Series 2011-4R Class 5A1			3.500% due 2043	1,566	1,615
2.948% due 05/27/36 (Þ)(Å)	120	119	4.000% due 2044	1,382	1,469
DBJPM Mortgage Trust			3.500% due 2045	5,591	5,738

See accompanying notes which are an integral part of the financial statements.

88 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.000% due 2046	498	496	0.849% due 01/25/19	639	638
4.000% due 2046	2,394	2,532	Series 2016-M2 Class ABV2
4.500% due 2046	772	839	2.131% due 01/25/23	660	647
15 Year TBA(Ï)			Series 2016-M3 Class ASQ2
2.500%	900	901	2.263% due 02/25/23	895	878
3.000%	1,000	1,026	Series 2016-M6 Class AB2
3.500%	900	938	2.395% due 05/25/26	860	806
4.000%	400	412	Series 2016-M7 Class A2
30 Year TBA(Ï)			2.499% due 09/25/26	210	199
3.000%	19,165	19,039	Series 2016-M7 Class AV2
3.500%	2,100	2,152	2.157% due 10/25/23	2,035	1,986
4.000%	4,100	4,364	FDIC Trust
4.500%	2,600	2,797	Series 2010-R1 Class A
Fannie Mae Connecticut Avenue			2.184% due 05/25/50 (Þ)(Å)	482	483
Securities			Series 2011-R1 Class A
Series 2016-C02 Class 1M2			2.672% due 07/25/26 (Þ)	18	18
6.438% due 09/25/28 (Ê)	220	246	First Horizon Mortgage Pass-Through
Series 2016-C04 Class 1M2			Trust
4.726% due 01/25/29 (Ê)	720	747	Series 2005-AR4 Class 2A1
Fannie Mae Grantor Trust			2.902% due 10/25/35 (Ê)	436	361
Series 2001-T4 Class A1			Freddie Mac
7.500% due 07/25/41	312	365	4.500% due 2018	1,158	1,188
Fannie Mae REMIC Trust			4.500% due 2020	3,218	3,302
Series 2004-W5 Class A1			3.500% due 2030	175	184
6.000% due 02/25/47	226	252	5.500% due 2038	549	628
Fannie Mae REMICS			6.000% due 2038	130	149
Series 1999-56 Class Z			5.000% due 2040	374	407
7.000% due 12/18/29	17	19	4.000% due 2041	1,769	1,882
Series 2005-24 Class ZE			4.500% due 2041	367	395
5.000% due 04/25/35	343	376	5.500% due 2041	384	433
Series 2009-96 Class DB			3.500% due 2043	1,346	1,388
4.000% due 11/25/29	267	282	4.000% due 2044	846	894
Series 2012-55 Class PC			3.500% due 2045	4,062	4,177
3.500% due 05/25/42	700	721	4.000% due 2045	1,474	1,552
Series 2016-23 Class ST			3.000% due 2046	3,152	3,133
Interest Only STRIP			3.500% due 2046	7,202	7,381
5.547% due 11/25/45 (Ê)	553	115	4.000% due 2046	2,718	2,864
Series 2016-61 Class BS			30 Year TBA(Ï)
Interest Only STRIP			3.000%	6,500	6,455
5.613% due 09/25/46 (Ê)	554	99	3.500%	1,000	1,024
			Freddie Mac Multifamily Structured Pass
Fannie Mae-Aces			Through Certificates
Series 2012-M8 Class ASQ2			Series 2016-KJ08 Class A2
1.520% due 12/25/19	807	808	2.356% due 08/25/22	150	149
Series 2013-M4 Class ASQ2			Freddie Mac Multifamily Structured
1.451% due 02/25/18	400	400	Pass-Through Certificates
Series 2014-M1 Class A1			Series 2015-K045 Class A2
2.325% due 07/25/23	159	160	3.023% due 01/25/25	1,020	1,036
Series 2014-M13 Class AB2			Series 2015-K046 Class A2
2.951% due 08/25/24	506	503	3.205% due 03/25/25	400	411
Series 2015-M1 Class ASQ2			Series 2015-K047 Class A2
1.626% due 02/25/18	1,231	1,234	3.329% due 05/25/25	760	788
Series 2015-M7 Class ASQ1			Series 2015-K048 Class A2
0.882% due 04/25/18	161	161	3.284% due 06/25/25	1,290	1,333
Series 2015-M7 Class ASQ2			Series 2015-K049 Class A2
1.550% due 04/25/18	465	465	3.010% due 08/25/25	1,470	1,488
Series 2015-M11 Class A1			Series 2015-K050 Class A2
2.097% due 04/25/25	711	701	3.334% due 08/25/25	1,270	1,316
Series 2015-M15 Class ASQ1			Series 2016-K052 Class A2

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 89

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
3.151% due 11/25/25	1,110	1,133	Ginnie Mae I
Series 2016-K053 Class A2			2.140% due 2023	540	531
2.995% due 12/25/25	390	393	Ginnie Mae II
Series 2016-K058 Class A2			30 Year TBA(Ï)
2.653% due 08/25/26	1,100	1,074	3.000%	6,000	6,076
Series 2016-K058 Class X1			3.500%	1,200	1,247
Interest Only STRIP			4.000%	700	743
0.931% due 08/25/26	4,157	292	GMACM Mortgage Loan Trust
Series 2016-KF15 Class A			Series 2005-AR2 Class 4A
1.426% due 02/25/23 (Ê)	2,414	2,417	3.385% due 05/25/35 (Ê)	5	5
Series 2016-KF17 Class A			GS Mortgage Securities Trust
1.306% due 03/25/23 (Ê)	1,522	1,523	Series 2013-GC12 Class A1
Freddie Mac Reference REMIC			0.742% due 06/10/46	81	81
Series 2006-R006 Class ZA			Series 2013-GC14 Class AS
6.000% due 04/15/36	472	539	4.507% due 08/10/46 (Þ)	235	253
Series 2006-R007 Class ZA			Series 2013-GC16 Class A1
6.000% due 05/15/36	407	457	1.264% due 11/10/46	19	19
Freddie Mac REMICS			Series 2015-GS1 Class C
Series 2003-2624 Class QH			4.570% due 11/10/48	180	180
5.000% due 06/15/33	128	140	GSMPS Mortgage Loan Trust
Series 2009-3569 Class NY			Series 2006-RP1 Class 1A2
5.000% due 08/15/39	1,400	1,524	7.500% due 01/25/36 (Þ)	2	2
Series 2010-3632 Class PK			Hilton USA Trust
5.000% due 02/15/40	268	293	Series 2013-HLT Class EFX
Series 2010-3653 Class B			4.602% due 11/05/30 (Þ)	1,660	1,662
4.500% due 04/15/30	363	394	Series 2016-HHV Class D
Series 2012-4010 Class KM			4.194% due 11/05/38 (Þ)	1,240	1,167
3.000% due 01/15/42	186	188	Series 2016-HHV Class E
Series 2013-4233 Class MD			4.194% due 11/05/38 (Þ)(Å)	600	481
1.750% due 03/15/25	238	239	JPMBB Commercial Mortgage Securities
Freddie Mac Strips			Trust
Series 2012-271 Class 30			Series 2013-C14 Class AS
3.000% due 08/15/42	1,236	1,228	4.409% due 08/15/46	250	267
			JPMorgan Chase Commercial Mortgage
Series 2014-334 Class S7			Securities Trust
Interest Only STRIP			Series 2004-LN2 Class B
5.592% due 08/15/44 (Ê)	247	56	5.466% due 07/15/41	150	149
Freddie Mac Structured Agency Credit
Risk Debt Notes			Series 2007-LDPX Class A3
Series 2016-DNA2 Class M3			5.420% due 01/15/49	171	171
5.786% due 10/25/28 (Ê)	380	405	Series 2015-MAR7 Class E
Freddie Mac Structured Pass-Through			5.962% due 06/05/32 (Þ)	500	470
Certificates			LB Commercial Mortgage Trust
Series 2003-56 Class A5			Series 2007-C3 Class AM
5.231% due 05/25/43	4	5	6.116% due 07/15/44	920	933
Freddie Mac Whole Loan Securities			LB-UBS Commercial Mortgage Trust
Trust			Series 2005-C7 Class F
Series 2016-SC01 Class M1			5.350% due 11/15/40	405	415
3.883% due 07/25/46	216	212	Series 2007-C6 Class AM
FREMF Mortgage Trust			6.114% due 07/15/40	680	698
Series 2016-K57 Class C			ML-CFC Commercial Mortgage Trust
3.919% due 08/25/49 (Þ)	120	95	Series 2007-5 Class AJ
Ginnie Mae			5.450% due 08/12/48	752	642
Series 2016-21 Class ST			Series 2007-5 Class AJFL
Interest Only STRIP			5.450% due 08/12/48 (Þ)	680	581
5.638% due 02/20/46 (Ê)	361	76	Morgan Stanley Bank of America Merrill
Series 2016-51 Class NS			Lynch Trust
Interest Only STRIP			Series 2015-C24 Class A4
5.518% due 04/20/46 (Ê)	189	36	3.732% due 05/15/48	835	867

See accompanying notes which are an integral part of the financial statements.

90 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal	Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$			or Shares	$
Series 2015-C26 Class A3			6.000% due 11/25/35		2,647	2,409
3.211% due 10/15/48	875	880	Series 2006-AR1 Class 2A1A
Series 2016-C31 Class A1			1.594% due 01/25/46 (Ê)		632	613
1.511% due 11/15/21	405	400	Wells Fargo Commercial Mortgage Trust
Morgan Stanley Capital I Trust			Series 2016-BNK1 Class A3
Series 2007-IQ15 Class A4			2.652% due 08/15/49		460	440
5.902% due 06/11/49	302	307	Series 2016-C37 Class C
Series 2007-IQ16 Class AM			4.495% due 12/15/49		150	146
6.277% due 12/12/49	1,140	1,174	Wells Fargo Mortgage Backed Securities
Series 2011-C1 Class A3			Trust
4.700% due 09/15/47 (Þ)	869	910	Series 2004-P Class 2A1
Series 2011-C3 Class A4			2.994% due 09/25/34 (Ê)		159	164
4.118% due 07/15/49	115	124	Series 2006-AR2 Class 2A1
Series 2012-C4 Class A2			2.942% due 03/25/36		67	67
2.111% due 03/15/45	24	24	WFRBS Commercial Mortgage Trust
Series 2015-MS1 Class A4			Series 2012-C9 Class A1
3.779% due 05/15/48	200	208	0.673% due 11/15/45		12	12
Series 2016-UBS9 Class A4			Series 2013-C14 Class A1
3.594% due 03/15/49	205	211	0.836% due 06/15/46		40	40
MSCG Trust			Series 2014-C19 Class A3
Series 2015-ALDR Class A2			3.660% due 03/15/47		500	523
3.462% due 06/07/35 (Þ)	255	252	Series 2014-C24 Class D
New Residential Mortgage Loan Trust			3.692% due 11/15/47 (Þ)		280	171
Series 2016-3A Class A1B						183,146
3.250% due 09/25/56 (Þ)	217	219	Municipal Bonds - 0.4%
			County of Montgomery Ohio Revenue
Nomura Resecuritization Trust			Bonds
Series 2015-4R Class 1A14			0.570% due 11/15/39 (Ê)		1,000	1,000
0.590% due 03/26/47 (Ê)(Þ)	1,290	720	Municipal Electric Authority of Georgia
RBS Commercial Funding, Inc. Trust			Revenue Bonds
Series 2013-GSP Class A			6.637% due 04/01/57		750	930
3.961% due 01/13/32 (Þ)	200	210	7.055% due 04/01/57		600	682
RBSSP Resecuritization Trust			Tender Option Bond Trust Receipts/
Series 2010-3 Class 9A1			Certificates General Obligation
5.500% due 02/26/35 (Þ)	93	94	Unlimited
Residential Asset Securitization Trust			0.740% due 08/01/49 (Ê)(Þ)		500	500
Series 2003-A15 Class 1A2						3,112
0.975% due 02/25/34 (Ê)	30	27	Non-US Bonds - 4.4%
Sequoia Mortgage Trust			Australia Government Bond
Series 2013-6 Class A2			Series 126
3.000% due 05/25/43	806	791	4.500% due 04/15/20	AUD	2,810	2,186
Series 2015-1 Class A1			Series 133
3.500% due 01/25/45 (Þ)	825	831	5.500% due 04/21/23	AUD	1,190	1,012
SG Commercial Mortgage Securities			Series 140
Trust			4.500% due 04/21/33	AUD	1,250	1,047
Series 2016-C5 Class A4			Brazil Notas do Tesouro Nacional Serie B
3.055% due 10/10/48	475	461	Series NTNB
Structured Adjustable Rate Mortgage			6.000% due 05/15/45	BRL	404	382
Loan Trust			Brazil Notas do Tesouro Nacional Serie F
Series 2006-5 Class 3A
3.101% due 06/25/36 (Ê)	3,686	2,926	Series NTNF
			10.000% due 01/01/21	BRL	3,630	1,074
Towd Point Mortgage Trust			10.000% due 01/01/23	BRL	4,755	1,375
Series 2016-3 Class A1			10.000% due 01/01/25	BRL	4,060	1,160
2.250% due 08/25/55 (Þ)	494	490
Washington Mutual Mortgage Pass-			Colombian Titulos de Tesoreria
Through Certificates Trust			Series B
Series 2003-AR7 Class A7			10.000% due 07/24/24	COP	8,206,800	3,227
2.676% due 08/25/33 (Ê)	114	114	6.000% due 04/28/28	COP	847,700	255
Series 2005-10 Class 3CB1			Ireland Government International Bond
			5.400% due 03/13/25	EUR	1,470	2,146

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 91

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair			Principal	Fair
	Amount ($)		Value		Amount ($)		Value
		or Shares	$			or Shares	$
Malaysia Government International Bond				Series R209
Series 0111				6.250% due 03/31/36	ZAR	8,450	438
4.160% due 07/15/21	MYR	150	34	Series R214
Series 0114				6.500% due 02/28/41	ZAR	20,700	1,072
4.181% due 07/15/24	MYR	540	119	Russian Federal Bond - OFZ
Series 0116				Series 6207
3.800% due 08/17/23	MYR	3,850	843	8.150% due 02/03/27	RUB	41,540	674
Series 0215				Series 6219
3.795% due 09/30/22	MYR	1,610	353	7.750% due 09/16/26	RUB	42,660	670
Series 0314				Singapore Government International
4.048% due 09/30/21	MYR	610	137	Bond
				0.500% due 04/01/18	SGD	410	281
Series 0315				2.000% due 07/01/20	SGD	350	244
3.659% due 10/15/20	MYR	1,274	284
				2.250% due 06/01/21	SGD	400	281
Series 0414
3.654% due 10/31/19	MYR	1,060	237	3.125% due 09/01/22	SGD	450	328
				2.750% due 07/01/23	SGD	380	270
Series 0515				3.000% due 09/01/24	SGD	450	324
3.759% due 03/15/19	MYR	710	159	2.375% due 06/01/25	SGD	400	275
Mexican Bonos				3.500% due 03/01/27	SGD	350	262
Series M 20
10.000% due 12/05/24	MXN	6,160	344				37,531
7.500% due 06/03/27	MXN	10,682	513	United States Government Agencies - 0.0%
Series M 30				Ginnie Mae
10.000% due 11/20/36	MXN	24,459	1,434	Series 2012-135
8.500% due 11/18/38	MXN	11,830	606	Interest Only STRIP
Series M				0.611% due 01/16/53		2,106	87
7.750% due 05/29/31	MXN	2,940	142
7.750% due 11/13/42	MXN	37,400	1,777	United States Government Treasuries - 32.0%
New Zealand Government International				United States Treasury Inflation Indexed
Bond				Bonds
				1.375% due 07/15/18		7,359	7,636
Series 0423				0.125% due 04/15/20		3,424	3,459
5.500% due 04/15/23	NZD	1,710	1,359
				0.125% due 04/15/21		1,173	1,180
Series 0427
4.500% due 04/15/27	NZD	810	618	0.125% due 07/15/22		6,722	6,739
				0.375% due 07/15/25		1,101	1,095
Series 0521				0.125% due 07/15/26		1,109	1,073
6.000% due 05/15/21	NZD	4,120	3,250	0.250% due 07/15/26		1,536	1,511
Series 0925				2.375% due 01/15/27		72	84
2.000% due 09/20/25	NZD	490	358	0.625% due 02/15/43		631	578
Norway Government International Bond				1.375% due 02/15/44		1,442	1,573
Series 473				0.750% due 02/15/45		1,355	1,275
4.500% due 05/22/19 (Þ)	NOK	8,550	1,078	1.000% due 02/15/46		3,234	3,248
Series 477				United States Treasury Notes
1.750% due 03/13/25 (Þ)	NOK	3,370	395	0.875% due 03/31/18		7,363	7,353
Peru Government International Bond				0.625% due 04/30/18		2,000	1,990
5.700% due 08/12/24	PEN	4,510	1,326	0.750% due 07/31/18		2,575	2,562
6.900% due 08/12/37	PEN	3,220	955	1.250% due 12/15/18		3,000	3,003
Republic of Poland Government
International Bond				1.000% due 03/15/19		10,000	9,947
Series 0420				0.875% due 04/15/19		7,320	7,254
1.500% due 04/25/20	PLN	1,490	344	1.250% due 02/29/20		11,458	11,367
				3.500% due 05/15/20		1,415	1,504
Series 0421				8.750% due 05/15/20		828	1,022
2.000% due 04/25/21	PLN	1,480	342
				2.625% due 08/15/20		1,360	1,406
Series 0726				2.125% due 08/31/20		520	528
2.500% due 07/25/26	PLN	3,280	712
Republic of South Africa Government				1.375% due 09/30/20		12,670	12,526
International Bond				2.625% due 11/15/20		2,240	2,315
Series R186				2.000% due 11/30/20		1,450	1,465
10.500% due 12/21/26	ZAR	5,270	423	2.375% due 12/31/20		1,422	1,457
Series R207				2.125% due 01/31/21		1,453	1,472
7.250% due 01/15/20	ZAR	5,710	406	3.625% due 02/15/21		2,490	2,673

See accompanying notes which are an integral part of the financial statements.

92 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair			Principal		Fair
	Amount ($)	Value		Amount ($)			Value
	or Shares	$			or Shares		$
2.000% due 02/28/21	1,725	1,739	Options Purchased - 0.0%
2.250% due 03/31/21	1,805	1,838	(Number of Contracts)
3.125% due 05/15/21	2,422	2,552	Cross Currency Options
1.125% due 06/30/21	1,880	1,820	(USD/EUR)
1.125% due 08/31/21	1,635	1,580	Jan 2017 1.04 Call (1,800,000)	USD	1,863	(ÿ)	—
			Cross Currency Options
1.250% due 10/31/21	23,650	22,934	(USD/JPY)
1.750% due 11/30/21	1,790	1,777	Jan 2017 114.75 Call (1,800,000)	USD	206,550	(ÿ)	34
1.125% due 12/31/21	26,130	25,259	Jan 2017 118.25 Call (1,800,000)	USD	212,850	(ÿ)	4
2.000% due 07/31/22	1,423	1,418	Jan 2017 118.75 Call (1,800,000)	USD	213,750	(ÿ)	—
1.750% due 09/30/22	8,615	8,452	Feb 2017 112.50 Call (1,800,000)	USD	202,500	(ÿ)	78
1.250% due 07/31/23	350	329	United States 10 Year
2.500% due 08/15/23	885	901	Treasury Note Futures
1.375% due 08/31/23	7,900	7,485	Jan 2017 124.50 Call (6)	USD	747	(ÿ)	3
1.375% due 09/30/23	1,350	1,279	United States Treasury
1.625% due 10/31/23	3,885	3,738	Bond Futures
2.750% due 11/15/23	1,410	1,456	Jan 2017 152.00 Call (5)	USD	760	(ÿ)	5
2.125% due 11/30/23	1,780	1,768	Total Options Purchased
2.750% due 02/15/24	1,017	1,050	(cost $85)				124
2.500% due 05/15/24	1,155	1,172
2.375% due 08/15/24	1,500	1,507	Short-Term Investments - 14.4%
2.000% due 02/15/25	2,230	2,170
2.125% due 05/15/25	1,430	1,402	America Movil SAB de CV
1.625% due 05/15/26	6,000	5,595	5.625% due 11/15/17		40		41
1.500% due 08/15/26	18,220	16,757	American Honda Finance Corp.
2.000% due 11/15/26	13,250	12,748	1.051% due 07/14/17 (Ê)		1,250		1,251
5.500% due 08/15/28	1,325	1,715
5.250% due 02/15/29	1,245	1,591	1.263% due 12/11/17 (Ê)		100		100
6.250% due 05/15/30	600	849	Anheuser-Busch InBev Worldwide, Inc.
3.500% due 02/15/39	3,500	3,828	1.212% due 04/21/17 (Þ)(~)		460		458
4.625% due 02/15/40	1,185	1,514	1.574% due 06/08/17 (Þ)(~)		250		249
3.875% due 08/15/40	1,839	2,111
3.750% due 11/15/43	2,310	2,619	AT&T, Inc.
3.125% due 08/15/44	2,150	2,176	1.600% due 02/15/17		335		335
3.000% due 11/15/45	1,530	1,509	1.700% due 06/01/17		745		746
2.500% due 02/15/46	170	151	Bank of America Corp.
2.500% due 05/15/46	12,995	11,548	Series GMTN
2.875% due 11/15/46 (§)	17,750	14,987	6.400% due 08/28/17		200		206
		272,619	Bank of America NA
Total Long-Term Investments			Series BKNT
(cost $767,582)		753,062	1.303% due 05/08/17 (Ê)		300		300
			Bank of Montreal
Common Stocks - 0.0%			Series YCD
Financial Services - 0.0%			1.503% due 12/11/17 (Ê)(~)		1,330		1,333
Escrow GM Corp.(Å)	80,000	—	Bear Stearns Cos. LLC (The)
Total Common Stocks			5.550% due 01/22/17		425		426
(cost $—)		—	BNP Paribas SA
			2.375% due 09/14/17		40		40
Preferred Stocks - 0.1%			Brazil Notas do Tesouro Nacional Serie F
Financial Services - 0.1%			Series NTNF
XLIT, Ltd.	700	539	10.000% due 01/01/17	BRL	600		184
			Chevron Corp.
Total Preferred Stocks			1.076% due 11/15/17 (Ê)		280		280
(cost $583)		539	Citigroup, Inc.
			1.630% due 11/24/17 (Ê)		1,250		1,253
			Compass Bank

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 93

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Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)				Amounts in thousands (except share amounts)
		Principal	Fair		Principal		Fair
	Amount ($)		Value		Amount ($)		Value
		or Shares	$		or Shares		$
Series BKNT				New York Life Global Funding
6.400% due 10/01/17		835	861	1.450% due 12/15/17 (Þ)	645		646
Cooperatieve Rabobank UA				Nordea Bank Finland PLC
1.176% due 03/09/17 (Ê)(~)		1,330	1,331	Series YCD
CRC Funding LLC				1.357% due 06/13/17 (Ê)(~)	1,665		1,667
0.934% due 01/05/17 (ç)(Þ)(~)		250	250	Ontario Teachers' Finance Trust
Credit Suisse AG				1.211% due 02/10/17 (ç)(Þ)(~)	500		499
Series GMTN				Province of British Columbia Canada
1.427% due 05/26/17 (Ê)		300	300	1.200% due 04/25/17	335		335
DCP Midstream Operating, LP				Samsung Electronics America, Inc.
2.500% due 12/01/17		115	114	1.750% due 04/10/17 (Þ)	305		305
Deutsche Telekom International Finance				Statoil ASA
BV				3.125% due 08/17/17	20		20
2.250% due 03/06/17 (Þ)		920	921	Thomson Reuters Corp.
DNB Bank ASA
Series YCD				1.650% due 09/29/17	700		701
1.291% due 06/09/17 (Ê)(~)		1,330	1,331	Total Capital International SA
eBay, Inc.				1.550% due 06/28/17	895		897
1.350% due 07/15/17		610	610	Toyota Motor Credit Corp.
Fannie Mae-Aces				1.101% due 02/16/17 (Ê)	265		265
Series 2012-M13 Class ASQ2				1.125% due 05/16/17	1,200		1,199
1.246% due 08/25/17		402	401	Transocean, Inc.
Series 2014-M13 Class ASQ2				4.250% due 10/15/17	414		418
1.637% due 11/25/17		1,580	1,582	Tyco Electronics Group SA
FCA US LLC Term Loan B				6.550% due 10/01/17	620		643
3.500% due 05/24/17 (Ê)		328	329	U.S. Cash Management Fund	73,364,896	(8)	73,380
General Electric Co.				United States Treasury Bills
5.250% due 12/06/17		190	197	0.375% due 01/05/17	5,030		5,030
Hartford Financial Services Group, Inc.				0.010% due 04/20/17	5,050		5,042
(The)				United States Treasury Notes
5.375% due 03/15/17		200	202	0.500% due 04/30/17	3,990		3,990
Hewlett Packard Enterprise Co.				0.750% due 10/31/17	1,800		1,798
Series WI				Verizon Communications, Inc.
2.450% due 10/05/17		910	915	1.351% due 06/09/17 (Ê)	650		651
ING Bank NV				Vodafone Group PLC
3.750% due 03/07/17 (Þ)		1,500	1,506	1.625% due 03/20/17	1,260		1,260
Intesa Sanpaolo SpA				Wells Fargo Bank NA
2.375% due 01/13/17		320	320	Series CD
JPMorgan Chase Bank NA				1.353% due 06/12/17 (Ê)(~)	1,665		1,667
Series BKNT				Westpac Banking Corp.
6.000% due 10/01/17		400	413	Series YCD
Malaysia Government International Bond				1.301% due 03/01/17 (Ê)(~)	1,630		1,631
Series 0512				Williams Partners, LP / Williams
3.314% due 10/31/17	MYR	460	103	Partners Finance Corp.
Manufacturers & Traders Trust Co.				7.250% due 02/01/17	235		236
Series BKNT				Total Short-Term Investments
1.400% due 07/25/17		780	781	(cost $122,588)			122,625
Morgan Stanley
5.950% due 12/28/17		150	156	Total Investments 103.0%
National Australia Bank, Ltd.				(identified cost $890,838)			876,350
1.278% due 06/30/17 (Ê)(Þ)		520	520

See accompanying notes which are an integral part of the financial statements.

94 Core Bond Fund

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Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)
Principal	Fair
Amount ($)	Value
or Shares	$
Other Assets and Liabilities,
Net - (3.0%)	(25,628)

Net Assets - 100.0%	850,722

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 95

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Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

		Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition	Amount ($)	Unit	(000)	(000)
Securities	Date	or shares	$	$	$
0.2%
BCAP LLC Trust	11/26/13	196,621	104.14	205	198
CSMC Mortgage-Backed Trust	07/26/13	119,836	97.47	117	119
Escrow GM Corp.	04/21/11	80,000	—	—	—
FDIC Trust	06/08/12	481,837	103.93	501	483
Hilton USA Trust	11/22/16	600,000	80.82	485	481
					1,281
For a description of restricted securities see note 7 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Australia 10 Year Government Bond Futures	403	AUD	51,481	03/17	235
Euro-BTP Futures	49	EUR	6,630	03/17	48
United States 2 Year Treasury Note Futures	86	USD	18,636	03/17	(7)
United States 5 Year Treasury Note Futures	642	USD	75,540	03/17	(265)
United States 10 Year Treasury Note Futures	861	USD	107,004	03/17	(281)
United States Long Bond Futures	87	USD	13,107	03/17	(51)
United States Ultra Treasury Bond Futures	9	USD	1,442	03/17	20
Short Positions
British Pound Currency Futures	23	USD	1,776	03/17	46
Euro Currency Futures	18	USD	2,379	03/17	(20)
Euro-BOBL Futures	42	EUR	5,612	03/17	(39)
Euro-Bund Futures	250	EUR	41,037	03/17	(650)
Eurodollar Futures	156	USD	38,595	03/17	3
Euro-OAT Futures	20	EUR	3,036	03/17	(35)
Japan Government 10 Year Bond Futures	5	JPY	751,201	03/17	—
Japanese Yen Currency Futures	42	USD	4,513	03/17	40
Long Gilt Futures	249	GBP	31,332	03/17	(976)
United States 2 Year Treasury Note Futures	15	USD	3,250	03/17	(5)
United States 10 Year Treasury Note Futures	37	USD	4,598	03/17	16
United States 10 Year Ultra Treasury Bond Futures	112	USD	15,015	03/17	125
United States Long Bond Futures	6	USD	904	03/17	(12)
United States Ultra Treasury Bond Futures	8	USD	1,282	03/17	14
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					(1,794)

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional	Expiration	Fair Value
	Call/Put	Contracts	Price		Amount	Date	$
Cross Currency Options (USD/JPY)	Call	1	118.00	USD	212,400	01/04/17	(3)
Cross Currency Options (USD/JPY)	Call	1	115.50	USD	207,900	02/23/17	(44)
United States 5 Year Treasury Note Futures	Call	54	117.75	USD	6,359	01/27/17	(19)
United States 5 Year Treasury Note Futures	Call	32	120.00	USD	3,840	01/27/17	(1)
United States 5 Year Treasury Note Futures	Call	5	117.75	USD	589	02/24/17	(3)
United States 10 Year Treasury Note Futures	Call	10	125.00	USD	1,250	01/27/17	(4)
United States 10 Year Treasury Note Futures	Call	5	126.00	USD	630	01/27/17	(1)
United States 10 Year Treasury Note Futures	Call	5	126.50	USD	633	01/27/17	—
United States 10 Year Treasury Note Futures	Call	5	127.50	USD	638	01/27/17	—
United States 10 Year Treasury Note Futures	Call	10	126.00	USD	1,260	02/24/17	(4)

See accompanying notes which are an integral part of the financial statements.

96 Core Bond Fund

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Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional	Expiration	Fair Value
	Call/Put	Contracts	Price		Amount	Date	$
United States 10 Year Treasury Note Futures	Call	11	127.50	USD	1,403	02/24/17	(2)
United States Treasury Bond Futures	Call	6	150.00	USD	900	01/27/17	(12)
United States Treasury Bond Futures	Call	2	151.00	USD	302	01/27/17	(3)
United States Treasury Bond Futures	Put	8	143.00	USD	1,144	01/27/17	(1)
Total Liability for Options Written (premiums received $76)							(97)

Transactions in options written contracts for the period ended December 31, 2016 were as follows:
	Number of	Premiums
	Contracts	Received
Outstanding December 31, 2015	1	$107
Opened	700	339
Closed	(330)	(235)
Expired	(216)	(135)
Outstanding December 31, 2016	155	$76

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	187	BRL	646	02/22/17	9
Bank of America	USD	1,528	BRL	5,358	02/22/17	96
Bank of America	USD	119	CLP	79,653	02/22/17	(1)
Bank of America	USD	36	CZK	922	02/22/17	—
Bank of America	USD	3,433	CZK	86,070	02/22/17	(73)
Bank of America	USD	475	GBP	380	01/20/17	(6)
Bank of America	USD	95	HUF	28,558	02/22/17	2
Bank of America	USD	3,404	HUF	984,473	02/22/17	(49)
Bank of America	USD	24	IDR	324,349	02/22/17	—
Bank of America	USD	1,502	INR	103,115	02/22/17	9
Bank of America	USD	3,446	KRW	4,025,108	02/22/17	(113)
Bank of America	USD	40	PLN	171	02/22/17	1
Bank of America	USD	3,405	PLN	14,140	02/22/17	(29)
Bank of America	USD	333	RUB	20,857	02/22/17	3
Bank of America	USD	1,530	RUB	101,682	02/22/17	108
Bank of America	USD	92	TRY	329	02/22/17	—
Bank of America	USD	207	TRY	740	02/22/17	1
Bank of America	USD	1,474	TRY	4,998	02/22/17	(72)
Bank of America	USD	3,316	TRY	11,246	02/22/17	(162)
Bank of America	USD	13	TWD	416	02/22/17	—
Bank of America	BRL	287	USD	83	02/22/17	(4)
Bank of America	BRL	12,055	USD	3,438	02/22/17	(216)
Bank of America	CLP	2,308,589	USD	3,423	02/22/17	(11)
Bank of America	CNY	20,140	USD	2,962	01/20/17	84
Bank of America	CZK	410	USD	16	02/22/17	—
Bank of America	CZK	38,253	USD	1,526	02/22/17	32
Bank of America	EUR	150	USD	160	01/20/17	2
Bank of America	EUR	150	USD	157	01/20/17	(1)
Bank of America	EUR	200	USD	220	01/20/17	9
Bank of America	HUF	12,693	USD	42	02/22/17	(1)
Bank of America	HUF	437,544	USD	1,513	02/22/17	22
Bank of America	IDR	45,914,358	USD	3,354	02/22/17	(24)
Bank of America	INR	298	USD	4	02/22/17	—

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 97

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Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	KRW	27,247	USD	23	02/22/17	1
Bank of America	RUB	9,270	USD	148	02/22/17	(1)
Bank of America	RUB	228,784	USD	3,442	02/22/17	(243)
Bank of America	TWD	48,830	USD	1,539	02/22/17	32
Bank of Montreal	USD	1,513	ZAR	22,045	02/22/17	77
Bank of Montreal	HKD	11,915	USD	1,537	02/22/17	—
Bank of Montreal	SGD	2,169	USD	1,533	02/22/17	36
Citigroup	USD	900	KRW	1,050,000	01/18/17	(30)
Citigroup	USD	2,451	NZD	3,519	01/24/17	(8)
Citigroup	USD	8,578	NZD	12,317	01/24/17	(27)
Citigroup	BRL	1,550	USD	451	01/18/17	(23)
Citigroup	SEK	23,211	USD	2,480	01/24/17	(71)
Citigroup	SEK	81,239	USD	8,679	01/24/17	(250)
Commonwealth Bank of Australia	USD	5,612	EUR	5,366	01/24/17	42
Commonwealth Bank of Australia	USD	5,597	GBP	4,501	01/24/17	(46)
Commonwealth Bank of Australia	CHF	2,566	USD	2,502	01/24/17	(22)
Commonwealth Bank of Australia	CHF	5,774	USD	5,630	01/24/17	(48)
Commonwealth Bank of Australia	GBP	7,002	USD	8,707	01/24/17	72
Goldman Sachs	CNY	6,200	USD	895	01/18/17	8
HSBC	CNY	19,243	USD	2,778	01/18/17	26
HSBC	KRW	1,050,000	USD	905	01/18/17	36
JPMorgan Chase	USD	461	BRL	1,550	01/18/17	13
JPMorgan Chase	USD	1,934	CAD	2,554	02/14/17	(31)
JPMorgan Chase	USD	1,561	CLP	1,026,671	01/18/17	(29)
JPMorgan Chase	USD	281	GBP	230	01/20/17	3
JPMorgan Chase	USD	3,576	GBP	2,820	02/14/17	(97)
JPMorgan Chase	USD	1,107	INR	74,910	01/20/17	(6)
JPMorgan Chase	USD	78	JPY	9,140	01/20/17	—
JPMorgan Chase	USD	1,494	JPY	174,516	02/14/17	2
JPMorgan Chase	USD	1,500	JPY	175,933	02/14/17	9
JPMorgan Chase	USD	430	MXN	8,231	01/20/17	(34)
JPMorgan Chase	USD	808	MXN	16,080	01/20/17	(34)
JPMorgan Chase	USD	2,462	NOK	20,618	02/14/17	(74)
JPMorgan Chase	USD	1,256	PLN	5,205	02/14/17	(13)
JPMorgan Chase	USD	3,459	SEK	31,143	02/14/17	(32)
JPMorgan Chase	USD	940	TRY	3,249	02/14/17	(27)
JPMorgan Chase	USD	956	ZAR	13,240	02/14/17	—
JPMorgan Chase	AUD	10,757	USD	8,025	02/14/17	269
JPMorgan Chase	BRL	9,493	USD	2,764	01/18/17	(141)
JPMorgan Chase	CHF	3,670	USD	3,654	02/14/17	40
JPMorgan Chase	CNY	2,590	USD	377	01/20/17	7
JPMorgan Chase	COP	4,134,882	USD	1,363	01/18/17	(10)
JPMorgan Chase	CZK	2,731	USD	109	02/14/17	3
JPMorgan Chase	DKK	284	USD	41	02/14/17	1
JPMorgan Chase	EUR	770	USD	852	01/20/17	41
JPMorgan Chase	EUR	3,294	USD	3,556	02/14/17	82
JPMorgan Chase	HKD	571	USD	74	02/14/17	—
JPMorgan Chase	HUF	430,801	USD	1,478	02/14/17	9
JPMorgan Chase	IDR	30,634,297	USD	2,288	01/18/17	23
JPMorgan Chase	JPY	39,638	USD	374	01/20/17	35
JPMorgan Chase	JPY	85,140	USD	823	01/20/17	94
JPMorgan Chase	JPY	148,010	USD	1,438	01/20/17	170
JPMorgan Chase	JPY	368,345	USD	3,243	02/14/17	85
JPMorgan Chase	MXN	4,916	USD	240	02/14/17	4

See accompanying notes which are an integral part of the financial statements.

98 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
JPMorgan Chase	NZD	14,898	USD	10,688	02/14/17	350
JPMorgan Chase	PEN	14,179	USD	4,150	01/18/17	(68)
JPMorgan Chase	PHP	79,603	USD	1,593	01/18/17	(8)
JPMorgan Chase	SGD	3,407	USD	2,401	02/14/17	49
JPMorgan Chase	THB	81,120	USD	2,275	01/18/17	10
Royal Bank of Canada	USD	2,468	AUD	3,386	01/24/17	(27)
Royal Bank of Canada	USD	8,640	AUD	11,849	01/24/17	(92)
Royal Bank of Canada	ILS	21,702	USD	5,600	01/24/17	(37)
Royal Bank of Canada	NOK	48,045	USD	5,525	01/24/17	(40)
State Street	USD	14	HKD	105	02/22/17	—
State Street	USD	5,562	JPY	658,173	01/24/17	76
State Street	JPY	292,522	USD	2,472	01/24/17	(34)
State Street	JPY	1,023,825	USD	8,652	01/24/17	(118)
State Street	ZAR	1,347	USD	95	02/22/17	(2)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(402)

Total Return Swap Contracts (*)
Amounts in thousands
		Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Amount		Date	$
Barclays Capital U.S. Aggregate Bond Index	Barclays	USD	9,911	04/28/17	7
Barclays Capital U.S. Aggregate Bond Index	Barclays	USD	16,848	04/28/17	13
Barclays Capital U.S. Aggregate Bond Index	Barclays	USD	21,413	06/30/17	16
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)					36

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fees were all based on the 1 Month LIBOR rate plus a fee of 0.10%.

Interest Rate Swap Contracts

Amounts in thousands
					Termination	Fair Value
Counterparty	Notional Amount		Fund Receives	Fund Pays	Date	$
JPMorgan Chase	DKK	7,200	Six Month CIBOR	0.510%	05/05/25	17
JPMorgan Chase	DKK	10,470	Six Month CIBOR	0.943%	05/05/25	(34)
JPMorgan Chase	HKD	8,440	Three Month HIBOR	1.420%	05/14/25	90
JPMorgan Chase	HKD	11,750	Three Month HIBOR	2.160%	05/14/25	40
JPMorgan Chase	CZK	26,650	Six Month PRIBOR	0.495%	06/19/25	21
JPMorgan Chase	CZK	36,930	Six Month PRIBOR	1.280%	06/19/25	(73)
Merrill Lynch	USD	18,688	Three Month LIBOR	1.267%	05/15/23	949
Total Fair Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - $316 (å)						1,010

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 99

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Core Bond Fund

Schedule of Investments, continued — December 31, 2016

Presentation of Portfolio Holdings
Amounts in thousands
			Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Long-Term Investments
Asset-Backed Securities	$—	$45,899	$—	$—	$45,899	5.4
Corporate Bonds and Notes	—	156,193	—	—	156,193	18.4
International Debt	—	48,521	—	—	48,521	5.7
Loan Agreements	—	5,954	—	—	5,954	0.7
Mortgage-Backed Securities	—	182,549	597	—	183,146	21.5
Municipal Bonds	—	3,112	—	—	3,112	0.4
Non-US Bonds	—	37,531	—	—	37,531	4.4
United States Government Agencies	—	87	—	—	87	—*
United States Government Treasuries	—	272,619	—	—	272,619	32.0
Common Stocks	—	—	—		—	—
Preferred Stocks	—	539	—	—	539	0.1
Options Purchased	8	116	—	—	124	—*
Short-Term Investments	—	49,240	—	73,385	122,625	14.4
Total Investments	8	802,360	597	73,385	876,350	103.0
Other Assets and Liabilities, Net						(3.0)
						100.0
Other Financial Instruments
Assets
Futures Contracts	547	—	—	—	547	0.1
Foreign Currency Exchange Contracts	—	2,083	—	—	2,083	0.2
Interest Rate Swap Contracts	—	1,117	—	—	1,117	0.1
Total Return Swap Contracts	—	36	—	—	36	—*

Liabilities
Futures Contracts	(2,341)	—	—	—	(2,341)	(0.3)
Options Written	(47)	(50)	—	—	(97)	(—)*
Foreign Currency Exchange Contracts	—	(2,485)	—	—	(2,485)	(0.3)
Interest Rate Swap Contracts	—	(107)	—	—	(107)	(—)*
Total Other Financial Instruments**	$(1,841)	$594	$—	$—	$(1,247)

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2016, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended
December 31, 2016, were less than 1% of net assets.

See accompanying notes which are an integral part of the financial statements.

100 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Fair Value of Derivative Instruments — December 31, 2016

Amounts in thousands

		Foreign
		Currency	Interest Rate
Derivatives not accounted for as hedging instruments		Contracts	Contracts
Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*		$116	$8
Unrealized appreciation on foreign currency exchange contracts		2,083	—
Variation margin on futures contracts**		86	461
Total return swap contracts, at fair value		—	36
Interest rate swap contracts, at fair value		—	1,117
Total		$2,285	$1,622

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**		$20	$2,321
Unrealized depreciation on foreign currency exchange contracts		2,485	—
Options written, at fair value		47	50
Interest rate swap contracts, at fair value		—	107
Total		$2,552	$2,478
		Foreign
	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$—	$(332)	$(252)
Futures contracts	—	—	2,244
Options written	—	59	260
Total return swap contracts	—	—	3,557
Interest rate swap contracts	—	—	(856)
Credit default swap contracts	1,071	—	—
Foreign currency-related transactions****	—	445	—
Total	$1,071	$172	$4,953

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****	$—	$40	$46
Futures contracts	—	66	(1,638)
Options written	—	(71)	(28)
Total return swap contracts	—	—	68
Interest rate swap contracts	—	—	1,022
Credit default swap contracts	(96)	—	—
Foreign currency-related transactions******	—	124	—
Total	$(96)	$159	$(530)

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***** Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
******Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-
related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 101

Russell Investment Funds
Core Bond Fund
Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$124	$—	$124
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	2,083	—	2,083
Futures Contracts	Variation margin on futures contracts	3,426	—	3,426
Total Return Swap Contracts	Total return swap contracts, at fair value	36	—	36
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	1,117	—	1,117
Total Financial and Derivative Assets		6,786	—	6,786
Financial and Derivative Assets not subject to a netting agreement		(4,375)	—	(4,375)
Total Financial and Derivative Assets subject to a netting agreement		$2,411	$—	$2,411

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$411	$323	$—	$88
Bank of Montreal	113	—	—	113
Barclays	36	—	—	36
Citigroup	81	81	—	—
Commonwealth Bank of Australia	114	114	—	—
Goldman Sachs	43	3	—	40
HSBC	62	—	—	62
JPMorgan Chase	1,466	711	465	290
Merrill Lynch	9	9	—	—
State Street	76	76	—	—
Total	$2,411	$1,317	$465	$629

See accompanying notes which are an integral part of the financial statements.

102 Core Bond Fund

Russell Investment Funds
Core Bond Fund
Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
December 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$81	$—	$81
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	2,485	—	2,485
Options Written Contracts	Options written, at fair value	97	—	97
Interest Rate Swap Contracts	Interest rate swap contracts, at fair value	107	—	107
Total Financial and Derivative Liabilities		2,770	—	2,770
Financial and Derivative Liabilities not subject to a netting agreement		(82)	—	(82)
Total Financial and Derivative Liabilities subject to a netting agreement		$2,688	$—	$2,688

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$1,005	$323	$—	$682
Citigroup	454	81	—	373
Commonwealth Bank of Australia	116	114	—	2
Goldman Sachs	3	3	—	—
JPMorgan Chase	711	711	—	—
Merrill Lynch	49	9	—	40
Royal Bank of Canada	196	—	—	196
State Street	154	76	—	78
Total	$2,688	$1,317	$—	$1,371

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 103

Russell Investment Funds
Core Bond Fund

Statement of Assets and Liabilities — December 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$890,838
Investments, at fair value(>)	876,350
Cash	10,880
Cash (restricted)(a)(b)(c)	6,048
Foreign currency holdings(^)	1,317
Unrealized appreciation on foreign currency exchange contracts	2,083
Receivables:
Dividends and interest	4,656
Dividends from affiliated funds	43
Investments sold	9,133
Fund shares sold	105
Variation margin on futures contracts	3,426
Total return swap contracts, at fair value(8)	36
Interest rate swap contracts, at fair value(•)	1,117
Total assets	915,194

Liabilities
Payables:
Due to broker (d)(e)	1,775
Investments purchased	59,357
Fund shares redeemed	9
Accrued fees to affiliates	424
Other accrued expenses	137
Variation margin on futures contracts	81
Unrealized depreciation on foreign currency exchange contracts	2,485
Options written, at fair value(x)	97
Interest rate swap contracts, at fair value(•)	107
Total liabilities	64,472
Commitments and Contingencies (1)

Net Assets	$850,722

(1) See note 8 in the Notes to Financial Statements for a detailed description of commitments and contingencies.

See accompanying notes which are an integral part of the financial statements.

104 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Statement of Assets and Liabilities, continued — December 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(1,821)
Accumulated net realized gain (loss)	(9,938)
Unrealized appreciation (depreciation) on:
Investments	(14,488)
Futures contracts	(1,794)
Options written	(21)
Total return swap contracts	36
Interest rate swap contracts	694
Foreign currency-related transactions	(443)
Shares of beneficial interest	840
Additional paid-in capital	877,657
Net Assets	$850,722

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$10.12
Net assets	$850,721,651
Shares outstanding ($.01 par value)	84,048,194
Amounts in thousands
(^) Foreign currency holdings - cost	$1,337
(x) Premiums received on options written	$76
(>) Investments in affiliates, U.S. Cash Management	$73,380
(•) Interest rate swap contracts - premiums paid (received)	$316
(8) Total return swap contracts - premiums paid (received)	$—

(a) Cash Collateral for Futures	$4,569
(b) Cash Collateral for Swaps	$732
(c) Cash Collateral for TBAs	$747
(d) Due to Broker for Futures	$314
(e) Due to Broker for Swaps	$1,461
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 105

Russell Investment Funds
Core Bond Fund

Statement of Operations — For the Period Ended December 31, 2016

Amounts in thousands
Investment Income
Dividends	$44
Dividends from affiliated funds	653
Interest	19,946
Total investment income	20,643

Expenses
Advisory fees	4,788
Administrative fees	435
Custodian fees (1)	284
Transfer agent fees	38
Professional fees	125
Trustees’ fees	32
Printing fees	113
Miscellaneous	18
Expenses before reductions	5,833
Expense reductions	(174)
Net expenses	5,659
Net investment income (loss)	14,984

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	7,639
Futures contracts	2,244
Options written	319
Total return swap contracts	3,557
Interest rate swap contracts	(856)
Credit default swap contracts	1,071
Foreign currency-related transactions	391
Net realized gain (loss)	14,365
Net change in unrealized appreciation (depreciation) on:
Investments	(1,933)
Futures contracts	(1,572)
Options written	(99)
Total return swap contracts	68
Interest rate swap contracts	1,022
Credit default swap contracts	(96)
Foreign currency-related transactions	155
Net change in unrealized appreciation (depreciation)	(2,455)
Net realized and unrealized gain (loss)	11,910
Net Increase (Decrease) in Net Assets from Operations	$26,894

(1)     Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 9 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

106 Core Bond Fund

Russell Investment Funds
Core Bond Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,984	$12,917
Net realized gain (loss)	14,365	10,476
Net change in unrealized appreciation (depreciation)	(2,455)	(24,618)
Net increase (decrease) in net assets from operations	26,894	(1,225)

Distributions
From net investment income (loss)	(13,853)	(20,648)
From net realized gain (loss)	(24,296)	(9,978)
Net decrease in net assets from distributions	(38,149)	(30,626)

Share Transactions*
Net increase (decrease) in net assets from share transactions	6,068	48,302
Total Net Increase (Decrease) in Net Assets	(5,187)	16,451

Net Assets
Beginning of period	855,909	839,458
End of period	$850,722	$855,909
Undistributed (overdistributed) net investment income included in net assets	$(1,821)	$672

* Share transaction amounts (in thousands) for the periods ended December 31, 2016 and December 31, 2015 were as follows:
	2016		2015
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	4,915	$52,175	6,871	$72,808
Proceeds from reinvestment of distributions	3,722	38,149	2,929	30,626
Payments for shares redeemed	(7,908)	(84,256)	(5,219)	(55,132)
Total increase (decrease)	729	$6,068	4,581	$48,302

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 107

Russell Investment Funds
Core Bond Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net
	Period	Income (Loss)(a)(b)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2016	10.27	.18	.14	.32	(.17)	(.30)
December 31, 2015	10.66	.16	(.17)	(.01)	(.26)	(.12)
December 31, 2014	10.46	.15	.43	.58	(.17)	(.21)
December 31, 2013	10.81	.18	(.35)	(.17)	(.15)	(.03)
December 31, 2012	10.47	.25	.61	.86	(.25)	(.27)

See accompanying notes which are an integral part of the financial statements.

108 Core Bond Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross	Net(b)	Net Assets(b)	Turnover Rate
(.47)	10.12	3.10	850,722.67		.65	1.72	262
(.38)	10.27	(.14)	855,909.67		.64	1.49	225
(.38)	10.66	5.55	839,458.69		.64	1.44	173
(.18)	10.46	(1.55)	763,901.67		.62	1.73	133
(.52)	10.81	8.38	676,018.72		.66	2.32	192

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund 109

Russell Investment Funds
Core Bond Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended December 31, 2016 were as follows:
Advisory fees	$378,781
Administration fees	35,734
Transfer agent fees	3,145
Trustee fees	6,216
$423,876

Transactions (amounts in thousands) during the period ended December 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:

	Fair Value,				Change in
	Beginning of		Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U.S. Cash Management Fund	$153,874	$1,169,294	$1,249,803	$9	$6	$73,380	$653	$—
	$153,874	$1,169,294	$1,249,803	$9	$6	$73,380	$653	$—

Federal Income Taxes

At December 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$892,651,721
Unrealized Appreciation	$5,903,043
Unrealized Depreciation	(22,204,369)
Net Unrealized Appreciation (Depreciation)	$(16,301,326)
Undistributed Ordinary Income	$-
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$23,871,124
Tax Composition of Distributions
Ordinary Income	$36,328,240
Long-Term Capital Gains	$1,820,412

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets. At
December 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$(3,624)
Accumulated net realized gain (loss)	3,623
Additional paid-in capital	1

As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $9,671,983 and a late year ordinary loss of
$1,690,277 incurred from November 1, 2016 to December 31, 2016, and treat it as arising in the fiscal year 2017.

See accompanying notes which are an integral part of the financial statements.

110 Core Bond Fund

Russell Investment Funds
Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Global Real Estate Securities Fund			Russell Developed Index (Net)***
	Total			Total
	Return			Return
1 Year	3.02%		1 Year	8.18%
5 Years	9.40	%§	5 Years	10.74	%§
10 Years	2.09	%§	10 Years	4.09	%§

			Global Real Estate Linked Benchmark****
FTSE EPRA/NAREIT Developed Real Estate Index (Net)**				Total
				Return
	Total
	Return		1 Year	4.06%
1 Year	4.06%		5 Years	9.48	%§
5 Years	9.48	%§	10 Years	2.24	%§
10 Years	1.48	%§

Global Real Estate Securities Fund 111

Russell Investment Funds
Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2016
(Unaudited)

The Global Real Estate Securities Fund (the “Fund”) employs	Pacific and Europe. The United Kingdom was the weakest major
a multi-manager approach whereby portions of the Fund are	market, posting declines both in anticipation of and immediately
allocated to different money manager strategies. Fund assets not	subsequent to the U.K. referendum on EU membership. With
allocated to money managers are managed by Russell Investment	respect to property sectors, the more cyclical, economically
Management, LLC (“RIM”), the Fund’s advisor. RIM may change	sensitive lodging and industrial sectors delivered the strongest
the allocation of the Fund’s assets among money managers at	performance. The health care and self-storage sectors were among
any time. An exemptive order from the Securities and Exchange	the weakest-performing property types in light of expectations of
Commission (“SEC”) permits RIM to engage or terminate a money	decelerating growth. These trends in regional and property sector
manager at any time, subject to approval by the Fund’s Board,	performance posed a headwind for Fund performance. Although
without a shareholder vote. Pursuant to the terms of the exemptive	the portfolio benefited from a tilt toward property sectors
order, the Fund is required to notify its shareholders within 90	characterized by strong fundamental growth, overweight positions
days of when a money manager begins providing services. As of	in the United Kingdom and the Asia-Pacific region negatively
December 31, 2016, the Fund had three money managers.	impacted Fund performance.

What is the Fund’s investment objective?	How did the investment strategies and techniques employed
The Fund seeks to provide current income and long term capital	by the Fund and its money managers affect its benchmark-
growth.	relative performance?

How did the Fund perform relative to its benchmark for the	The Fund employs discretionary money managers. The Fund’s
fiscal year ended December 31, 2016?	discretionary money managers select the individual portfolio securities for the assets assigned to them. Fund assets not
For the fiscal year ended December 31, 2016, the Fund gained	allocated to discretionary money managers include the Fund’s
3.02%. This is compared to the Fund’s benchmark, the FTSE	liquidity reserves and assets which may be managed directly by
EPRA/NAREIT Developed Real Estate Index (Net), which gained	RIM to effect the Fund’s investment strategies and/or to actively
4.06% during the same period. The Fund’s performance includes	manage the Fund’s overall exposures by investing in securities or
operating expenses, whereas index returns are unmanaged and do	other instruments that RIM believes will achieve the desired risk/
not include expenses of any kind.	return profile for the Fund.
For the fiscal year ended December 31, 2016, the Morningstar®	With respect to certain of the Fund’s money managers, Cohen &
Insurance Global Real Estate Category, a group of funds that	Steers Capital Management, Inc., Cohen & Steers UK Limited and
Morningstar considers to have investment strategies similar to	Cohen & Steers Asia Limited (together, “Cohen”) underperformed
those of the Fund, gained 1.99%. This result serves as a peer	the Fund’s benchmark for the fiscal year. Cohen seeks to generate
comparison and is expressed net of operating expenses.	excess returns through a combination of fundamental bottom-
How did the market conditions described in the Market	up stock selection and top-down regional and property type
Summary report affect the Fund’s performance?	allocation decisions. Negative stock selection within Continental
For the fiscal year ended December 31, 2016, the global listed	Europe and an overweight position to the U.K. detracted from
property market, as measured by the FTSE EPRA/NAREIT	performance during the period. An underweight to Canada and
Developed Real Estate Index (Net), delivered a positive 4.06%	the U.S. industrial and net lease sectors had a negative impact.
return. The sector began the fiscal year with negative performance	Contributing to performance was property sector allocation
through February amid ongoing concern over fundamental	within the U.S. Underweight positions in the self-storage and
sensitivity to China and anticipation of the U.K.’s approaching	retail sectors and overweights to the office and residential sectors
referendum on EU membership. This weakness was followed	were beneficial. An overweight to Hong Kong and positive stock
by a period of positive performance between March and July, as	selection within Australia contributed positively to performance.
long-term government bond yields reached record lows in several	Morgan Stanley Investment Management, Inc., Morgan
major markets, driving continued investor demand for higher-	Stanley Investment Management Limited and Morgan Stanley
yielding equity sectors. The listed property sector underwent a	Investment Management Company (together, “Morgan Stanley”)
correction to end the fiscal period, as a sharp increase in the U.S.	underperformed the Fund’s benchmark during the fiscal year.
10 year treasury yield overwhelmed generally positive real estate	Morgan Stanley’s process focuses on identifying listed property
fundamental growth.	companies that trade at discounts relative to underlying asset
Within the global property securities market, the North America	values. Property sector allocation detracted from fiscal year
region registered positive returns finishing ahead of Asia-	performance, due to underweight positions in the U.S. industrial, data center and net lease sectors. Overweight positioning in the

112 Global Real Estate Securities Fund

Russell Investment Funds
Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2016
(Unaudited)

Japanese developer sector and a corresponding underweight		(operating under the brand name Deutsche Asset Management)
to Japanese real estate investment trusts (“REITs”) also had a		which manages a more concentrated strategy.
negative effect. On a positive note, effective stock selection
within Continental Europe and the U.S. health care sector were		Money Managers as of December 31,
beneficial. An underweight to U.S. self-storage and an overweight	2016	Styles
to the U.S. lodging sector had a positive impact.		Cohen & Steers Capital Management, Inc.,
Cohen & Steers UK Limited and Cohen &
During the period, RIM continued to utilize a strategy to implement	Steers Asia Limited	Market-Oriented
regional and property sector tilting through the direct purchase of		Morgan Stanley Investment Management
real estate stocks. Using the output from a quantitative model,	Inc., Morgan Stanley Investment
the strategy seeks to position the portfolio to meet RIM’s overall		Management Limited and Morgan Stanley
preferred positioning with respect to regional and property type	Investment Management Company	Value
exposures. The strategy underperformed relative to the Fund’s		RREEF America L.L.C., Deutsche
Investments Australia Limited and Deutsche
benchmark as a result of a zero weight in Japan REITs and an		Alternatives Asset Management (Global)
overweight position in Japanese developers. In addition, an		Limited operating under the brand name
underweight to the U.S. data centers and net lease sectors had a	Deutsche Asset Management	Market-Oriented
negative impact. An overweight to Hong Kong and the U.S. office		The views expressed in this report reflect those of the
sector, as well as an underweight to the U.S. self-storage, were		portfolio managers only through the end of the period
modestly beneficial during the period.		covered by the report. These views do not necessarily
During the period, the Fund used index futures and swap contracts		represent the views of RIM or any other person in RIM or
to equitize the Fund’s cash. The use of these derivatives had a		any other affiliated organization. These views are subject to
modestly negative impact on performance.		change at any time based upon market conditions or other
events, and RIM disclaims any responsibility to update the
Describe any changes to the Fund’s structure or the money		views contained herein. These views should not be relied
manager line-up.		on as investment advice and, because investment decisions
In order to seek to improve the excess return potential of the Fund,		for a Russell Investment Funds (“RIF”) Fund are based on
in September 2016, INVESCO Advisers, Inc. was replaced with		numerous factors, should not be relied on as an indication
RREEF America L.L.C., Deutsche Investments Australia Limited		of investment decisions of any RIF Fund.
and Deutsche Alternatives Asset Management (Global) Limited

* Assumes initial investment on January 1, 2007.

** The FTSE EPRA/NAREIT Developed Index (Net) is an unmanaged market-weighted total return index, which consists of publicly traded equity REITs and listed property companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities and is net of dividend withholding taxes.

*** The Russell Developed Index (Net) measures the performance of the investable securities in developed countries globally and is net of tax on dividends from foreign holdings.

**** The Global Real Estate Linked Benchmark provides a means to compare the Fund’s average annual returns to a secondary benchmark that takes into account historical changes in the Fund’s primary benchmark. The Global Real Estate Linked Benchmark represents the returns of the FTSE NAREIT Equity REIT
Index through September 30, 2010 and the returns of the FTSE EPRA/NAREIT Developed Real Estate Index (net) thereafter. The FTSE NAREIT Equity REIT
Index is an unmanaged, market-capitalization-weighted index of all publicly traded U.S. REITs that invest predominantly in the equity ownership of real estate, excluding timber and infrastructure. The index is designed to reflect the performance of all U.S. publicly traded equity REITs as a whole.

§ Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with Securities and Exchange
Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted Accounting Principles (“U.S.
GAAP”).

Global Real Estate Securities Fund 113

Russell Investment Funds
Global Real Estate Securities Fund

Shareholder Expense Example — December 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2016 to December 31, 2016.	July 1, 2016	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2016	$965.20	$1,020.41
The information in the table under the heading “Actual	Expenses Paid During Period*	$4.64	$4.77
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.94%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period).
$1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

114 Global Real Estate Securities Fund

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Schedule of Investments — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
Common Stocks - 95.9%			alstria office REIT-AG(Æ)(ö)	337,337	4,232
Australia - 5.9%			Deutsche EuroShop AG	4,184	170
BGP Holdings PLC(Æ)(Å)	926,311	51	Deutsche Wohnen AG	321,591	10,085
Dexus Property Group(Æ)(ö)	1,041,574	7,251	LEG Immobilien AG(Æ)	27,964	2,170
Goodman Group(ö)	441,544	2,278	TLG Immobilien AG	119,557	2,249
GPT Group (The)(ö)	658,505	2,388	Vonovia SE	118,861	3,871
Investa Office Fund(ö)	371,035	1,265			24,722
Mirvac Group(ö)	2,606,087	4,000
Scentre Group(ö)	3,900,021	13,091	Hong Kong - 7.1%
Shopping Centres Australasia Property			Cheung Kong Property Holdings, Ltd.	1,967,000	11,929
Group(ö)	97,618	156	Hang Lung Properties, Ltd. - ADR	1,831,000	3,834
Stockland(ö)	443,817	1,465	Henderson Land Development Co., Ltd.	259,904	1,372
Vicinity Centres(ö)	3,202,673	6,927	Hongkong Land Holdings, Ltd.	759,800	4,795
Viva Energy REIT(ö)	627,226	1,088	Hysan Development Co., Ltd.	917,000	3,780
Westfield Corp.(ö)	1,077,640	7,314	Kerry Properties, Ltd.	326,500	880
		47,274	Link REIT(ö)	1,203,500	7,771
			New World Development Co., Ltd.	1,096,155	1,149
Austria - 0.6%			Sino Land Co., Ltd.	1,500,000	2,220
Atrium European Real Estate, Ltd.(Æ)	54,641	226	Sun Hung Kai Properties, Ltd.	954,125	11,946
Buwog AG(Æ)	207,702	4,831	Swire Properties, Ltd.	1,794,868	4,919
		5,057	Wharf Holdings, Ltd. (The)	347,810	2,285
					56,880
Brazil - 0.0%
BR Properties SA(Æ)	10,845	25	Ireland - 0.3%
			Green REIT PLC(ö)	490,699	708
Canada - 1.8%			Hibernia REIT PLC(ö)	1,554,425	2,020
Allied Properties Real Estate Investment					2,728
Trust(ö)	124,097	3,323
Boardwalk Real Estate Investment			Italy - 0.0%
Trust(Ñ)(ö)	26,472	959	Beni Stabili SpA SIIQ(Æ)(ö)	238,514	136
Brookfield Canada Office Properties(ö)	27,175	530
Chartwell Retirement Residences	237,880	2,597	Japan - 10.8%
Crombie Real Estate Investment Trust(ö)	38,930	394	Activia Properties, Inc.(ö)	740	3,488
Dream Office Real Estate Investment			Advance Residence Investment Corp.(ö)	941	2,488
Trust(ö)	23,103	336	Daiwa Office Investment Corp.(ö)	78	393
First Capital Realty, Inc. Class A	186,097	2,865	Frontier Real Estate Investment Corp.(ö)	420	1,794
H&R Real Estate Investment Trust(ö)	7,505	125	Global One Real Estate Investment(ö)	431	1,614
RioCan Real Estate Investment Trust(ö)	88,188	1,749	GLP J-REITt(ö)	550	634
Smart Real Estate Investment Trust(ö)	67,287	1,618	Hulic Co., Ltd.	61,200	543
		14,496	Hulic REIT, Inc.(ö)	1,150	1,928
			Industrial & Infrastructure Fund
China - 0.1%			Investment Corp.(ö)	7	33
China Overseas Land & Investment, Ltd.	150,000	396	Invincible Investment Corp.(ö)	1,667	748
China Resources Land, Ltd.	44,000	99	Japan Hotel REIT Investment Corp.(ö)	472	317
		495	Japan Logistics Fund, Inc.(ö)	807	1,700
			Japan Real Estate Investment Corp.(ö)	797	4,347
Finland - 0.1%			Japan Rental Housing Investments, Inc.
Citycon OYJ(Æ)	349,048	859	(ö)	198	133
			Japan Retail Fund Investment Corp.(ö)	1,818	3,682
France - 3.6%			Kenedix Office Investment Corp. Class
Fonciere Des Regions(ö)	6,131	535	A(ö)	417	2,395
Gecina SA(ö)	46,226	6,392	Mitsubishi Estate Co., Ltd.	763,000	15,125
Icad, Inc.(ö)	20,578	1,469	Mitsui Fudosan Co., Ltd.	879,129	20,287
Klepierre - GDR(ö)	345,531	13,569	Mori Hills REIT Investment Corp. Class
Mercialys SA(ö)	9,988	203	A(ö)	1,715	2,319
Unibail-Rodamco SE(ö)	28,033	6,687	Mori Trust Sogo REIT, Inc.(ö)	1,597	2,523
		28,855	Nippon Building Fund, Inc.(ö)	710	3,934
			Nippon Prologis REIT, Inc.(ö)	272	556
Germany - 3.1%			Nomura Real Estate Master Fund, Inc.
ADO Properties SA(Þ)	57,802	1,945	(Æ)(ö)	1,930	2,919

Global Real Estate Securities Fund 115

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Global Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal	Fair
	Amount ($)	Value		Amount ($)	Value
	or Shares	$		or Shares	$
NTT Urban Development Corp.	252,700	2,218	Wihlborgs Fastigheter AB	6,117	114
Orix JREIT, Inc.(ö)	371	585			6,887
Sekisui House REIT, Inc.(ö)	311	398
Sumitomo Realty & Development Co.,			Switzerland - 0.4%
Ltd.	126,000	3,338	PSP Swiss Property AG	32,187	2,781
Tokyo Tatemono Co., Ltd.	350,200	4,673	Swiss Prime Site AG Class A(Æ)	6,192	507
Tokyu REIT, Inc.(ö)	45	57			3,288
United Urban Investment Corp.(ö)	736	1,120
		86,289	United Kingdom - 5.4%
			Assura PLC(ö)	2,493,054	1,759
Netherlands - 0.4%			Big Yellow Group PLC(ö)	339,723	2,883
Eurocommercial Properties NV	23,825	917	British Land Co. PLC (The)(ö)	893,459	6,923
InterXion Holding NV(Æ)	40,385	1,416	Capital & Regional PLC(ö)	295,656	200
NSI NV(ö)	110,586	417	Derwent London PLC(ö)	59,768	2,040
Vastned Retail NV(ö)	6,525	253	Great Portland Estates PLC(ö)	444,822	3,658
Wereldhave NV(ö)	13,465	606	Hammerson PLC(ö)	399,349	2,814
		3,609	Helical PLC	7,379	27
			Intu Properties PLC Class H(ö)	206,088	716
Norway - 0.2%			Kennedy Wilson Europe Real Estate
Entra ASA(Þ)	184,752	1,835	PLC	26,802	317
Norwegian Property ASA	88,880	103	Land Securities Group PLC(ö)	341,160	4,505
		1,938	LondonMetric Property PLC(ö)	1,504,831	2,874
			LXB Retail Properties PLC(Æ)	353,168	160
Singapore - 1.4%			Segro PLC(ö)	1,348,888	7,634
Ascendas Real Estate Investment			Shaftesbury PLC(ö)	4,154	46
Trust(ö)	430,700	673	St. Modwen Properties PLC	350,854	1,314
CapitaLand Commercial Trust, Ltd.(Æ)			UNITE Group PLC (The)(ö)	550,116	4,112
(ö)	436,300	443	Urban & Civic PLC	193,186	537
CapitaLand Mall Trust Class A(Æ)(ö)	1,191,200	1,544	Workspace Group PLC(ö)	52,873	515
CapitaLand, Ltd.	526,000	1,092			43,034
CDL Hospitality Trusts(Æ)(ö)	190,200	176
City Developments, Ltd.	380,700	2,168	United States - 53.2%
EC World Real Estate Investment Trust			Acadia Realty Trust(ö)	14,496	474
Unit(Æ)(ö)	105,600	51	Agree Realty Corp.(ö)	45,404	2,091
Frasers Logistics & Industrial Trust(Æ)			Alexandria Real Estate Equities, Inc.(ö)	101,003	11,225
(ö)	1,847,300	1,178	American Homes 4 Rent Class A(ö)	287,296	6,028
Global Logistic Properties, Ltd.	1,368,700	2,074	Apartment Investment & Management
Keppel REIT(Æ)(ö)	564,700	398	Co. Class A(ö)	176,607	8,027
Mapletree Commercial Trust(Æ)(ö)	287,000	276	Apple Hospitality REIT, Inc.(ö)	63,030	1,259
Mapletree Logistics Trust(Æ)(ö)	194,094	137	AvalonBay Communities, Inc.(ö)	93,228	16,515
Suntec Real Estate Investment Trust(Æ)			Boston Properties, Inc.(ö)	66,932	8,419
(ö)	302,500	343	Brixmor Property Group, Inc.(ö)	401,129	9,795
UOL Group, Ltd.	114,500	472	Camden Property Trust(ö)	72,560	6,100
		11,025	CBL & Associates Properties, Inc.(ö)	16,817	193
			Chesapeake Lodging Trust(ö)	32,334	837
Spain - 0.6%			Columbia Property Trust, Inc.(ö)	30,583	661
Hispania Activos Inmobiliarios Socimi			CoreSite Realty Corp. Class A(ö)	38,843	3,083
SA(ö)	117,981	1,389	Corporate Office Properties Trust(ö)	143,110	4,467
Inmobiliaria Colonial SA	85,106	590	Cousins Properties, Inc.(ö)	555,051	4,723
Merlin Properties Socimi SA(ö)	285,448	3,110	Crown Castle International Corp.(ö)	2,170	188
		5,089	CubeSmart(ö)	186,450	4,991
			DDR Corp.(ö)	59,801	913
Sweden - 0.9%			DiamondRock Hospitality Co.(ö)	228,351	2,633
Atrium Ljungberg AB Class B	24,174	377	Digital Realty Trust, Inc.(ö)	40,530	3,982
Castellum AB	56,483	774	Douglas Emmett, Inc.(ö)	152,930	5,592
Fabege AB	100,074	1,633	Duke Realty Corp.(ö)	73,788	1,959
Fastighets AB Balder Class B(Æ)	79,702	1,609	DuPont Fabros Technology, Inc.(ö)	90,135	3,960
Hufvudstaden AB Class A	150,969	2,380	Education Realty Trust, Inc.(ö)	120,416	5,094

See accompanying notes which are an integral part of the financial statements.

116 Global Real Estate Securities Fund

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Schedule of Investments, continued — December 31, 2016

Amounts in thousands (except share amounts)			Amounts in thousands (except share amounts)
	Principal	Fair		Principal		Fair
	Amount ($)	Value		Amount ($)		Value
	or Shares	$		or Shares		$
Empire State Realty Trust, Inc. Class			Urban Edge Properties(ö)	120,698		3,320
A(ö)	222,016	4,483	Ventas, Inc.(ö)	78,939		4,935
Equity LifeStyle Properties, Inc. Class			VEREIT, Inc.(ö)	409,417		3,464
A(ö)	46,249	3,334	Vornado Realty Trust(ö)	246,438		25,721
Equity One, Inc.(ö)	45,728	1,404	Washington Prime Group, Inc.(ö)	34,501		360
Equity Residential(ö)	192,150	12,367	Weingarten Realty Investors(ö)	86,414		3,093
Essex Property Trust, Inc.(ö)	66,920	15,559	Welltower, Inc.(ö)	178,761		11,965
Extra Space Storage, Inc.(ö)	60,377	4,663	Xenia Hotels & Resorts, Inc.(ö)	36,204		703
Federal Realty Investment Trust(ö)	9,142	1,300				425,843
Four Corners Property Trust, Inc.(ö)	84,001	1,724
Gaming and Leisure Properties, Inc.(ö)	72,999	2,235	Total Common Stocks
General Growth Properties, Inc.(ö)	415,387	10,376	(cost $702,634)			768,529
HCP, Inc.(ö)	373,288	11,095
Healthcare Realty Trust, Inc.(ö)	38,842	1,178
Healthcare Trust of America, Inc. Class			Short-Term Investments - 3.4%
A(ö)	120,206	3,499	United States - 3.4%
Hilton Worldwide Holdings, Inc.	264,227	7,187	U.S. Cash Management Fund	26,919,662	(8)	26,925
Host Hotels & Resorts, Inc.(ö)	256,007	4,823	Total Short-Term Investments
Hudson Pacific Properties, Inc.(ö)	212,108	7,378	(cost $26,924)			26,925
Kilroy Realty Corp.(ö)	48,124	3,524
Kimco Realty Corp.(ö)	83,176	2,092	Other Securities - 0.1%
LaSalle Hotel Properties(ö)	162,499	4,951	U.S. Cash Collateral Fund(×)	931,050	(8)	931
Liberty Property Trust(ö)	25,263	998	Total Other Securities
Life Storage, Inc.(Æ)	23,322	1,989	(cost $931)			931
Macerich Co. (The)(ö)	12,003	851
Mack-Cali Realty Corp.(ö)	13,796	400
MedEquities Realty Trust, Inc.(ö)	18,624	207	Total Investments 99.4%
Medical Properties Trust, Inc.(ö)	98,041	1,206	(identified cost $730,489)			796,385
Mid-America Apartment Communities,
Inc.(ö)	61,239	5,996	Other Assets and Liabilities, Net
Monogram Residential Trust, Inc.(ö)	12,785	139	- 0.6%			4,433
National Retail Properties, Inc.(ö)	45,617	2,016	Net Assets - 100.0%			800,818
Omega Healthcare Investors, Inc.(ö)	7,514	235
Paramount Group, Inc.(ö)	102,386	1,637
Parkway, Inc.(Æ)(ö)	31,290	696
Pebblebrook Hotel Trust(ö)	83,197	2,475
Pennsylvania Real Estate Investment
Trust(ö)	79,963	1,516
Piedmont Office Realty Trust, Inc. Class
A(ö)	9,718	203
Prologis, Inc.(ö)	383,100	20,224
Public Storage(ö)	61,189	13,676
QTS Realty Trust, Inc. Class A(ö)	66,549	3,305
Quality Care Properties, Inc.(Æ)(ö)	56,158	870
Red Rock Resorts, Inc. Class A	56,560	1,311
Regency Centers Corp.(ö)	65,411	4,510
Retail Properties of America, Inc. Class
A(ö)	240,331	3,684
Rexford Industrial Realty, Inc.(ö)	209,563	4,860
Senior Housing Properties Trust(ö)	52,299	990
Simon Property Group, Inc.(ö)	244,656	43,466
SL Green Realty Corp.(ö)	59,405	6,389
Spirit Realty Capital, Inc.(ö)	764,747	8,305
STORE Capital Corp.(ö)	32,858	812
Sun Communities, Inc.(ö)	76,349	5,849
Sunstone Hotel Investors, Inc.(ö)	296,908	4,528
Tanger Factory Outlet Centers, Inc.(ö)	141,710	5,070
Taubman Centers, Inc.(ö)	12,528	926
UDR, Inc.(ö)	179,883	6,562

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 117

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Schedule of Investments, continued — December 31, 2016

Restricted Securities

Amounts in thousands (except share and cost per unit amounts)

			Principal	Cost per	Cost	Fair Value
% of Net Assets	Acquisition		Amount ($)	Unit	(000)	(000)
Securities	Date		or shares	$	$	$
0.0%
BGP Holdings PLC	08/06/09	EUR	926,311	—	—	51
						51
For a description of restricted securities see note 7 in the Notes to Financial Statements.

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Dow Jones U.S. Real Estate Index Futures	389	USD	11,849	03/17	120
FTSE/EPRA Europe Index Futures	436	EUR	8,910	03/17	201
Hang Seng Index Futures	13	HKD	14,275	01/17	33
MSCI Singapore Index Futures	25	SGD	800	01/17	2
S&P/TSX 60 Index Futures	5	CAD	897	03/17	—
SPI 200 Index Futures	13	AUD	1,830	03/17	31
TOPIX Index Futures	20	JPY	303,600	03/17	45
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					432

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Brown Brothers Harriman	USD	39	CAD	53	01/03/17	—
Brown Brothers Harriman	USD	25	CAD	34	01/05/17	—
Brown Brothers Harriman	USD	37	HKD	289	01/03/17	—
Brown Brothers Harriman	USD	106	HKD	821	01/04/17	—
Brown Brothers Harriman	CAD	56	USD	41	01/03/17	—
Brown Brothers Harriman	CAD	34	USD	26	01/05/17	—
Brown Brothers Harriman	EUR	10	USD	10	01/03/17	—
Brown Brothers Harriman	HKD	757	USD	98	01/03/17	—
Brown Brothers Harriman	HKD	1,284	USD	166	01/04/17	—
Citigroup	USD	577	AUD	777	03/15/17	(17)
Citigroup	USD	236	CAD	313	03/15/17	(2)
Citigroup	USD	4,541	EUR	4,210	03/15/17	(94)
Citigroup	USD	767	HKD	5,947	03/15/17	—
Citigroup	USD	917	JPY	103,949	03/15/17	(25)
Citigroup	USD	217	SGD	308	03/15/17	(5)
Goldman Sachs	USD	74	AUD	100	03/15/17	(2)
Goldman Sachs	USD	76	CAD	100	03/15/17	(1)
Goldman Sachs	USD	746	EUR	700	03/15/17	(7)
Goldman Sachs	USD	264	JPY	30,000	03/15/17	(7)
HSBC	USD	578	AUD	777	03/15/17	(18)
HSBC	USD	236	CAD	313	03/15/17	(2)
HSBC	USD	4,541	EUR	4,210	03/15/17	(94)
HSBC	USD	767	HKD	5,947	03/15/17	—
HSBC	USD	917	JPY	103,949	03/15/17	(25)
HSBC	USD	217	SGD	308	03/15/17	(5)
Royal Bank of Canada	USD	86	AUD	120	03/15/17	—
Royal Bank of Canada	USD	149	AUD	200	03/15/17	(5)

See accompanying notes which are an integral part of the financial statements.

118 Global Real Estate Securities Fund

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Schedule of Investments, continued — December 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Royal Bank of Canada	USD	42	CAD	57	01/04/17	—
Royal Bank of Canada	USD	56	CAD	75	03/15/17	—
Royal Bank of Canada	USD	76	CAD	100	03/15/17	(1)
Royal Bank of Canada	USD	636	EUR	600	03/15/17	(2)
Royal Bank of Canada	USD	842	EUR	800	03/15/17	4
Royal Bank of Canada	USD	29	GBP	23	01/03/17	—
Royal Bank of Canada	USD	129	HKD	1,000	03/15/17	—
Royal Bank of Canada	USD	129	HKD	1,000	03/15/17	—
Royal Bank of Canada	USD	172	JPY	20,000	03/15/17	—
Royal Bank of Canada	USD	174	JPY	20,000	03/15/17	(3)
Royal Bank of Canada	USD	70	SGD	100	03/15/17	(1)
Royal Bank of Canada	CAD	54	USD	40	01/04/17	—
State Street	AUD	150	USD	108	03/15/17	(1)
State Street	CAD	75	USD	55	03/15/17	(1)
State Street	EUR	14	USD	14	01/03/17	—
State Street	EUR	900	USD	945	03/15/17	(5)
State Street	JPY	15,000	USD	128	03/15/17	(1)
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(320)

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Common Stocks
Australia	$—	$47,223	$51	$—	$47,274	5.9
Austria	—	5,057	—	—	5,057	0.6
Brazil	—	25	—	—	25	—*
Canada	14,496	—	—	—	14,496	1.8
China	—	495	—	—	495	0.1
Finland	—	859	—	—	859	0.1
France	3,907	24,948	—	—	28,855	3.6
Germany	—	24,722	—	—	24,722	3.1
Hong Kong	—	56,880	—	—	56,880	7.1
Ireland	—	2,728	—	—	2,728	0.3
Italy	—	136	—	—	136	—*
Japan	—	86,289	—	—	86,289	10.8
Netherlands	1,416	2,193	—	—	3,609	0.4
Norway	—	1,938	—	—	1,938	0.2
Singapore	51	10,974	—	—	11,025	1.4
Spain	—	5,089	—	—	5,089	0.6
Sweden	—	6,887	—	—	6,887	0.9
Switzerland	—	3,288	—	—	3,288	0.4
United Kingdom	—	43,034	—	—	43,034	5.4
United States	425,843	—	—	—	425,843	53.2

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 119

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Schedule of Investments, continued — December 31, 2016

Presentation of Portfolio Holdings

Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Short-Term Investments	—	—	—	26,925	26,925	3.4
Other Securities	—	—	—	931	931	0.1
Total Investments	445,713	322,765	51	27,856	796,385	99.4
Other Assets and Liabilities, Net						0.6
						100.0

Other Financial Instruments
Assets
Futures Contracts	432	—	—	—	432	0.1
Foreign Currency Exchange Contracts	—	4	—	—	4	—*

Liabilities
Foreign Currency Exchange Contracts	—	(324)	—	—	(324)	(—)*
Total Other Financial Instruments**	$432	$(320)	$—	$—	$112

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2016, see note 2 in the Notes to
Financial Statements.
Investments in which significant unobservable inputs (Level 3) were used in determining a fair value for the period ended
December 31, 2016, were less than 1% of net assets.

Amounts in thousands
Fair Value
Property Sector Exposure	$
Diversified	217,894
Healthcare	40,536
Industrial	44,938
Lodging/Resorts	30,637
Office	113,809
Residential	118,547
Retail	173,966
Self Storage	28,202
Short-Term Investments	26,925
Other Securities	931
Total Investments	796,385

See accompanying notes which are an integral part of the financial statements.

120 Global Real Estate Securities Fund

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Global Real Estate Securities Fund

Fair Value of Derivative Instruments — December 31, 2016

Amounts in thousands

		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$4
Variation margin on futures contracts*	432	—
Total	$432	$4

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$324
Total	$—	$324
		Foreign
	Equity	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(496)	$—
Foreign currency-related transactions**	—	(225)
Total	$(496)	$(225)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(2)	$—
Foreign currency-related transactions***	—	(335)
Total	$(2)	$(335)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
*** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 121

Russell Investment Funds
Global Real Estate Securities Fund
Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Securities on Loan*	Investments, at fair value	$906	$—	$906
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	4	—	4
Futures Contracts	Variation margin on futures contracts	246	—	246
Total Financial and Derivative Assets		1,156	—	1,156
Financial and Derivative Assets not subject to a netting agreement		(246)	—	(246)
Total Financial and Derivative Assets subject to a netting agreement		$910	$—	$910

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Citigroup	725	$—	$725	$—
Goldman Sachs	181	—	181	—
Royal Bank of Canada	4	4	—	—
Total	$910	$4	$906	$—

See accompanying notes which are an integral part of the financial statements.

122 Global Real Estate Securities Fund

Russell Investment Funds
Global Real Estate Securities Fund
Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
December 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$19	$—	$19
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	324	—	324
Total Financial and Derivative Liabilities		343	—	343
Financial and Derivative Liabilities not subject to a netting agreement		(19)	—	(19)
Total Financial and Derivative Liabilities subject to a netting agreement		$324	$—	$324

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Citigroup	143	$—	$—	$143
Goldman Sachs	17	—	—	17
HSBC	144	—	—	144
Royal Bank of Canada	12	4	—	8
State Street	8	—	—	8
Total	$324	$4	$—	$320

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 123

Russell Investment Funds
Global Real Estate Securities Fund

Statement of Assets and Liabilities — December 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$730,489
Investments, at fair value(*)(>)	796,385
Cash (restricted)(a)	1,870
Foreign currency holdings(^)	1,079
Unrealized appreciation on foreign currency exchange contracts	4
Receivables:
Dividends and interest	2,996
Dividends from affiliated funds	15
Investments sold	2,235
Fund shares sold	21
Foreign capital gains taxes recoverable	100
Variation margin on futures contracts	246
Total assets	804,951

Liabilities
Payables:
Due to custodian	6
Investments purchased	2,117
Fund shares redeemed	20
Accrued fees to affiliates	573
Other accrued expenses	143
Variation margin on futures contracts	19
Unrealized depreciation on foreign currency exchange contracts	324
Payable upon return of securities loaned	931
Total liabilities	4,133

Net Assets	$800,818

See accompanying notes which are an integral part of the financial statements.

124 Global Real Estate Securities Fund

Russell Investment Funds
Global Real Estate Securities Fund

Statement of Assets and Liabilities, continued — December 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(12,213)
Accumulated net realized gain (loss)	(17,962)
Unrealized appreciation (depreciation) on:
Investments	65,896
Futures contracts	432
Foreign currency-related transactions	(382)
Shares of beneficial interest	572
Additional paid-in capital	764,475
Net Assets	$800,818

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$14.00
Net assets	$800,818,023
Shares outstanding ($.01 par value)	57,183,460
Amounts in thousands
(^) Foreign currency holdings - cost	$1,103
(*) Securities on loan included in investments	$906
(>) Investments in affiliates, U.S. Cash Management Fund and U.S. Cash Collateral Fund	$27,856

(a) Cash Collateral for Futures	$1,870
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 125

Russell Investment Funds
Global Real Estate Securities Fund

Statement of Operations — For the Period Ended December 31, 2016

Amounts in thousands
Investment Income
Dividends	$24,646
Dividends from affiliated funds	111
Securities lending income (net)	33
Securities lending income from affiliated funds (net)	27
Less foreign taxes withheld	(1,072)
Total investment income	23,745

Expenses
Advisory fees	6,345
Administrative fees	397
Custodian fees (1)	354
Transfer agent fees	35
Professional fees	89
Trustees’ fees	29
Printing fees	99
Miscellaneous	85
Total expenses	7,433
Net investment income (loss)	16,312

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	29,561
Futures contracts	(496)
Foreign currency-related transactions	(444)
Net realized gain (loss)	28,621
Net change in unrealized appreciation (depreciation) on:
Investments	(20,327)
Futures contracts	(2)
Foreign currency-related transactions	(371)
Net change in unrealized appreciation (depreciation)	(20,700)
Net realized and unrealized gain (loss)	7,921
Net Increase (Decrease) in Net Assets from Operations	$24,233

(1)     Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 9 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

126 Global Real Estate Securities Fund

Russell Investment Funds
Global Real Estate Securities Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,312	$14,621
Net realized gain (loss)	28,621	30,811
Net change in unrealized appreciation (depreciation)	(20,700)	(43,119)
Net increase (decrease) in net assets from operations	24,233	2,313

Distributions
From net investment income	(29,925)	(12,834)
From net realized gain	(24,898)	(35,698)
From return on capital	(6,508)	-
Net decrease in net assets from distributions	(61,331)	(48,532)

Share Transactions*
Net increase (decrease) in net assets from share transactions	59,825	46,934
Total Net Increase (Decrease) in Net Assets	22,727	715

Net Assets
Beginning of period	778,091	777,376
End of period	$800,818	$778,091
Undistributed (overdistributed) net investment income included in net assets	$(12,213)	$(9,845)

* Share transaction amounts (in thousands) for the periods ended December 31, 2016 and December 31, 2015 were as follows:
	2016		2015
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	2,178	$31,955	2,025	$31,721
Proceeds from reinvestment of distributions	4,337	61,331	3,235	48,532
Payments for shares redeemed	(2,221)	(33,461)	(2,115)	(33,319)
Total increase (decrease)	4,294	$59,825	3,145	$46,934

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 127

Russell Investment Funds
Global Real Estate Securities Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions	$
	Beginning of	Income	and Unrealized	Investment	from Net	from Net	Return of
	Period	(Loss)(a)(b)	Gain (Loss)	Operations	Investment Income	Realized Gain	Capital
December 31, 2016	14.71	.31	.13	.44	(.57)	(.46)	(.12)
December 31, 2015	15.63	.29	(.25)	.04	(.25)	(.71)	—
December 31, 2014	14.68	.28	1.89	2.17	(.52)	(.70)	—
December 31, 2013	15.37	.31	.24	.55	(.63)	(.61)	—
December 31, 2012	12.65	.30	3.15	3.45	(.73)	—	—

See accompanying notes which are an integral part of the financial statements.

128 Global Real Estate Securities Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(d)	(000)	Gross	Net(b)	Net Assets(b)	Turnover Rate
(1.15)	14.00	3.02	800,818.94		.94	2.06	91
(.96)	14.71	.25	778,091.93		.93	1.86	64
(1.22)	15.63	14.75	777,376.95		.95	1.76	64
(1.24)	14.68	3.70	658,413.93		.93	1.97	72
(.73)	15.37	27.56	608,360.95		.95	2.08	59

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund 129

Russell Investment Funds
Global Real Estate Securities Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended December 31, 2016 were as follows:
Advisory fees	$530,955
Administration fees	33,185
Transfer agent fees	2,920
Trustee fees	5,559
$572,619

Transactions (amounts in thousands) during the period ended December 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:

	Fair Value,				Change in
	Beginning of		Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
U.S. Cash Collateral Fund	$8,223	$94,784	$102,076	$—	$—	$931	$27	$—
U.S. Cash Management Fund	20,350	242,124	235,550	—	1	26,925	111	—
	$28,573	$336,908	$337,626	$—	$1	$27,856	$138	$—

Federal Income Taxes

At December 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$756,639,541
Unrealized Appreciation	$54,354,424
Unrealized Depreciation	(14,609,268)
Net Unrealized Appreciation (Depreciation)	$39,745,156
Tax Composition of Distributions
Ordinary Income	$32,902,669
Long-Term Capital Gains	$21,919,738
Tax Return of Capital	$6,508,158

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent book-tax differences.  Book-tax differences are primarily due to foreign currency gains and losses, reclassifications of dividends, differences in treatment of income from swaps, net operating losses, investments in partnerships, investments in passive foreign investment companies (PFICs), tax straddle transaction, use of tax equalization and foreign capital gains taxes.  These adjustments have no impact on the net assets. At
December 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$17,753
Accumulated net realized gain (loss)	(12,394)
Additional paid-in capital	(5,359)

As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $3,010,817 and a late year ordinary loss of
$1,203,619 incurred from November 1, 2016 to December 31, 2016, and treat it as arising in the fiscal year 2017.

See accompanying notes which are an integral part of the financial statements.

130 Global Real Estate Securities Fund

Russell Investment Funds

Notes to Schedule of Investments — December 31, 2016

Footnotes:
(Æ) Non-income-producing security.
(ö) Real Estate Investment Trust (REIT).
(§) All or a portion of the shares of this security are pledged as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(~ ) Rate noted is yield-to-maturity from date of acquisition.
(ç) At amortized cost, which approximates market.
(Ê) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(Ï) Forward commitment.
(ƒ) Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(µ) Bond is insured by a guarantor.
(æ) Pre-refunded: These bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
(Ø) In default.
(ß) Illiquid security.
(x) The security is purchased with the cash collateral from the securities loaned.
(Ñ) All or a portion of the shares of this security are on loan.
(Þ) Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Å) Illiquid and restricted security.
(å) Currency balances were pledged in connection with futures contracts purchased (sold), options written, or swaps entered into by the
Fund. See Note 2.
(8) Unrounded units
(v) Loan agreement still pending. Rate not available at period end. 1.000% rate is used as a placeholder.

Abbreviations:
144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.
ADR - American Depositary Receipt
ADS - American Depositary Share
BBSW - Bank Bill Swap Reference Rate
CIBOR - Copenhagen Interbank Offered Rate
CME - Chicago Mercantile Exchange
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation
EMU - European Economic and Monetary Union
EURIBOR - Euro Interbank Offered Rate
FDIC - Federal Deposit Insurance Company
GDR - Global Depositary Receipt
GDS - Global Depositary Share
HIBOR – Hong Kong Interbank Offered Rate
LIBOR - London Interbank Offered Rate
NIBOR - Norwegian Interbank Offered Rate
PIK - Payment in Kind
PRIBOR – Prague Interbank Offered Rate
REMIC - Real Estate Mortgage Investment Conduit
SIBOR – Singapore Interbank Offered Rate
STRIP - Separate Trading of Registered Interest and Principal of Securities
TBA - To Be Announced Security
UK - United Kingdom

Notes to Schedule of Investments 131

Russell Investment Funds

Notes to Schedule of Investments, continued — December 31, 2016

Foreign Currency Abbreviations:
ARS - Argentine peso	HUF - Hungarian forint	PKR - Pakistani rupee
AUD - Australian dollar	IDR - Indonesian rupiah	PLN - Polish zloty
BRL - Brazilian real	ILS - Israeli shekel	RUB - Russian ruble
CAD - Canadian dollar	INR - Indian rupee	SEK - Swedish krona
CHF - Swiss franc	ISK - Icelandic krona	SGD - Singapore dollar
CLP - Chilean peso	ITL - Italian lira	SKK - Slovakian koruna
CNY - Chinese yuan renminbi	JPY - Japanese yen	THB - Thai baht
COP - Colombian peso	KES - Kenyan schilling	TRY - Turkish lira
CRC - Costa Rican colon	KRW - South Korean won	TWD - Taiwanese dollar
CZK - Czech koruna	MXN - Mexican peso	USD - United States dollar
DKK - Danish krone	MYR – Malaysian ringgit	VEB - Venezuelan bolivar
EGP - Egyptian pound	NOK - Norwegian krone	VND - Vietnamese dong
EUR - Euro	NZD - New Zealand dollar	ZAR - South African rand
GBP - British pound sterling	PEN - Peruvian nuevo sol
HKD – Hong Kong dollar	PHP – Philippine peso

132 Notes to Schedule of Investments

Russell Investment Funds

Notes to Financial Highlights — December 31, 2016

(a) Average daily shares outstanding were used for this calculation.
(b) May reflect amounts waived and/or reimbursed by Russell Investment Management, LLC (“RIM”).
(c) Less than $.01 per share.
(d) The total return does not reflect any Insurance Company Separate Account or Policy Charges.
(e) Gross and Net Expense Ratios for the period ended December 31, 2016 include a reimbursement from State Street for the overbilling of custody expenses in prior years. Without the reimbursement, the expense ratios would have been higher by the amount listed below.

Impact of the fee reimbursement on
Fund	gross and net expense ratios
Multi-Style Equity Fund	0.01%
Aggressive Equity Fund	0.01%
Non-U.S. Fund	0.05%

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Highlights 133

Russell Investment Funds

Notes to Financial Statements — December 31, 2016

1. Organization
Russell Investment Funds (the “Investment Company” or “RIF”) is a series investment company with nine different investment portfolios referred to as Funds (each a “Fund” and collectively the “Funds”). These financial statements report on five of these
Funds. The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value (“NAV”) to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended
(“Investment Company Act”), as an open-end management investment company. It is organized and operated as a Massachusetts business trust under an Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (“Master Trust
Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Investment
Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest. Each of the Funds is diversified. Under the Investment Company Act a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items
(including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.
2. Significant Accounting Policies
The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”)
which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017.
Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’
financial statements and related disclosures.

Security Valuation
The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell
Investments Fund Services, LLC ("RIFUS").

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs such as interest rates, yield curves, implied volatilities, credit spreads or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by RIFUS, acting at the discretion of the Board, that are used in determining the fair value of investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised

134 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2016 in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments categorized as
Level 1 and Level 2 of the fair value hierarchy are as follows:

Equity securities, including common and preferred stock, short securities and restricted securities that are traded on a national securities exchange (or reported on the NASDAQ national market), are stated at the last reported sales price on the day of valuation or official closing price, as applicable. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 of the fair value hierarchy. Certain foreign equity securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indexes of securities, based on the statistical analysis of historical relationships. Foreign equity securities prices as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities including corporate, convertible, U.S. government agency, municipal bonds and notes, U.S. treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Such fixed income securities that use pricing service internal models as described above are categorized as Level
2 of the fair value hierarchy. Such fixed income securities that use broker dealer quotations are categorized as Level 3 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis and marked-to-market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, including estimated cash flows of each tranche, market-based yield spreads for each tranche, and current market data, as well as incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds will be valued based upon the NAV of such investments. The Funds have adopted the authoritative guidance under U.S. GAAP for estimating the fair value of investments in funds that have calculated NAV per share in accordance with the specialized accounting guidance for investment companies. Accordingly, the Funds estimate the fair value of an investment in a fund using the NAV per share without further adjustment as a practical expedient, if the NAV per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.
Derivatives may be classified into two groups depending upon the way that they are traded: privately traded over-the-counter
(“OTC”) derivatives that do not go through an exchange or intermediary and exchange-traded derivatives that are traded through specialized derivatives exchanges or other regulated exchanges. OTC derivatives are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative instrument can be estimated by a pricing service provider using a series of techniques, including simulation pricing models.
The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. OTC derivatives that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy, with the exception of foreign currency spot contracts which

Notes to Financial Statements 135

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2016 are categorized as Level 1 of the fair value hierarchy. OTC derivatives that use broker dealer quotations are categorized as level 3 of the fair value hierarchy. Exchange-traded derivatives are valued based on the last reported sales price on the day of valuation and are categorized as Level 1 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of Fund shares is determined may be reflected in the calculation of NAV for each applicable
Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities use fair value pricing daily as events may occur between the close of foreign markets and the time of pricing. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, fair value factors will cause movement between Levels 1 and 2. Significant events that could trigger fair value pricing of one or more securities include: a company development such as a material business development; a natural disaster or emergency situation; or an armed conflict.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund shares, since foreign securities can trade on non-business days.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of year-end.

The Multi-Style Equity, Aggressive Equity, Non-U.S., Core Bond and Global Real Estate Securities Funds had no transfers between
Levels 1, 2, and 3 for the period ended December 31, 2016.

Level 3 Fair Value Investments
The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available, or are not reliable, are valued at fair value as determined in good faith by RIFUS and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RIFUS applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but instead may be priced by another method that RIFUS believes accurately reflects fair value and will be categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by RIFUS would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the security was sold.

RIFUS employs third party pricing vendors to provide fair value measurements. RIFUS oversees third-party pricing service providers in order to support the valuation process throughout the year.

The significant unobservable input used in fair value measurement of certain of the Funds’ preferred equity securities is the redemption value calculated on a fully-diluted basis if converted to common stock. Significant increases or decreases in the redemption value would have a direct and proportional impact to fair value.

The significant unobservable input used in the fair value measurement of certain Funds’ debt securities is the yield to worst ratio.
Significant increases (decreases) in the yield to worst ratio would result in a lower (higher) fair value measurement.

These significant unobservable inputs are further disclosed in the Presentation of Portfolio Holdings for each respective Fund as applicable.

136 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2016

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, RIFUS may elect to obtain indicative market quotations (“broker quotes”) directly from the broker or passed through from a third party vendor. In the event that the source of fair value is from a single source broker quote, these securities are classified as Level 3 per the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received on a daily basis, RIFUS does not have the transparency to view the underlying inputs which support the broker quotes. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. RIFUS is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third party pricing vendors regarding the unobservable inputs used.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that present changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, a Level 3 reconciliation and an additional disclosure about fair value measurements, if any, has been included in the Presentation of Portfolio Holdings for each respective Fund.

Investment Transactions
Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost incurred within a particular Fund.

Investment Income
Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend, subsequent to the ex-dividend date. To the extent the dividend represents a return of capital or capital gain for tax purposes, reclassifications are made which may be based on management's estimates. Interest income is recorded daily on the accrual basis. The Core Bond Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income. All premiums and discounts, including original issue discounts, are amortized/ accreted using the effective interest method. Debt obligation securities may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Federal Income Taxes
Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

For each year, each Fund intends to qualify or continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code of 1986, as amended (the “Code”) and intends to distribute all of its taxable income and capital gains.
Therefore, no federal income tax provision is required for the Funds.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts the Funds’ liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Each Fund files a U.S. tax return. At December 31, 2016, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended December 31, 2013 through December 31,
2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements 137

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2016

Dividends and Distributions to Shareholders
For all Funds, income, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid according to the following schedule:

Declared	Payable	Funds
Quarterly	April, July, October and mid-December	Multi-Style Equity, Aggressive Equity, Core Bond and Global
Real Estate Securities Funds
Annually	Mid-December	Non-U.S. Fund

The Funds intend to distribute substantially all of the distributions they receive from real estate investment trust ("REIT")
investments, less expenses, as well as income from other investments. Such distributions may be comprised of income, return of capital, and capital gains. The Funds may also realize capital gains on the sale of its REIT shares and other investments.

Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) on investments and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss, wash sale deferrals and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their NAVs.

Expenses
The Funds pay their own expenses other than those expressly assumed by Russell Investment Management, LLC ("RIM"), the
Funds’ adviser, or RIFUS. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a) Fair value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities;
sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S.
dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes
The Non-U.S. and Global Real Estate Securities Funds may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Non-U.S. and Global Real Estate Securities Funds may record a deferred capital gains tax liability with respect to the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at
December 31, 2016. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation)
on investments in the Statements of Assets and Liabilities. The amounts related to capital gains and repatriation taxes paid are

138 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2016 included in net realized gain (loss) on investments in the Statements of Operations. The Non-U.S. Fund had a deferred capital gains tax liability of $2,455 as of December 31, 2016. The Non-U.S. Fund had $25,806 included in net realized gain (loss) on investments in the Statements of Operations related to capital gains taxes for the period ended December 31, 2016.

Derivatives
Certain Funds may invest in derivatives. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps and forwards. These instruments offer unique characteristics and risks that facilitate the Funds’ investment strategies.

The Funds typically use derivatives in three ways: exposing cash to markets, hedging and return enhancement. In addition, the
Non-U.S. and Global Real Estate Securities Funds may enter into foreign exchange contracts for trade settlement purposes. The
Funds may pursue their strategy of being fully invested by exposing cash to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though cash were actually invested in those markets.

Hedging may be used by certain Funds to limit or control risks, such as adverse movements in exchange rates and interest rates.
Return enhancement can be accomplished through the use of derivatives in a Fund, including using derivatives as a substitute for holding physical securities, and using them to express various macro views (e.g., interest rate movements, currency movements, and macro credit strategies). By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks include, but are not limited to, market risk, liquidity risk, leveraging risk, counterparty risk, basis risk, reinvestment risk, political risk, prepayment risk, extension risk, valuation risk and credit risk.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central exchange clearing house. Exchange-
traded or exchange-cleared transactions generally present less counterparty risk to a Fund. The exchange’s clearing house stands between the Fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the clearing house and the clearing member. Cleared swap contracts are subject to clearing house rules, including initial and variation margin requirement, daily settlement of obligations and the clearing house guarantee of payments to the broker. There is, however, still counterparty risk due to the insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral and margin requirements for exchange-traded or exchange-cleared derivatives are established through regulation, as well as set by the broker or applicable clearing house. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statements of Assets and Liabilities as cash held at the broker for futures contracts and cash held at the broker for swap contracts, respectively. Securities pledged by a Fund for exchange-
traded and exchange-cleared transactions are noted as collateral or margin requirements in the Schedule of Investments. Typically, the Funds and counterparties are not permitted to sell, repledge, rehypothecate or otherwise use collateral pledged by the other party unless explicitly permitted by each respective governing agreement.

In December 2015, the SEC proposed new regulations applicable to a mutual fund's use of derivatives. If adopted as proposed, these regulations could potentially limit or impact a Fund's ability to invest in derivatives and negatively affect the Fund's performance and ability to pursue its stated investment objectives.

The effects of derivative instruments, categorized by risk exposure, on the Statements of Assets and Liabilities and the Statements of
Operations, for the period ended December 31, 2016, if applicable, are disclosed in the Fair Value of Derivative Instruments table following each applicable Fund’s Schedule of Investments.

Foreign Currency Exchange Contracts
Certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“FX contracts”). From time to time, certain Funds may enter into FX contracts to hedge certain foreign currency-denominated assets.
FX contracts are recorded at fair value. Certain risks may arise upon entering into these FX contracts from the potential inability of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities.

For the period ended December 31, 2016, the following Funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Notes to Financial Statements 139

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2016

Funds	Strategies
Non-U.S. Fund	Return enhancement, hedging and exposing cash to markets
Core Bond Fund	Return enhancement and hedging
Global Real Estate Securities Fund	Exposing cash to markets and trade settlement

The Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

		Outstanding Contract Amounts Sold
Quarter Ended	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Non-U.S. Fund	$148,438,997	$122,646,679	$114,040,484	$102,419,534
Core Bond Fund	235,831,701	201,858,196	231,761,498	220,501,479
Global Real Estate Securities Fund	19,476,641	22,680,343	33,943,538	20,103,402
		Outstanding Contract Amounts Bought
Quarter Ended	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Non-U.S. Fund	$149,117,873	$123,796,735	$114,080,179	$102,060,677
Core Bond Fund	234,400,350	202,186,517	231,770,705	220,048,009
Global Real Estate Securities Fund	19,725,640	22,571,870	33,811,637	19,742,095

Options
Certain Funds may purchase and sell (write) call and put options on securities and securities indices. Such options are traded on a national securities exchange or in an OTC market. The Funds may also purchase and sell (write) call and put options on foreign currencies.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s
Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-
to-market to reflect the current fair value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the underlying instrument above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying instrument.

When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a
Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the
Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

Certain Funds may enter into a swaption (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

For the period ended December 31, 2016, the following Funds entered into options contracts primarily for the strategies listed below.

Funds	Strategies
Non-U.S. Fund	Hedging
Core Bond Fund	Return enhancement and hedging

140 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2016

The Non-U.S. and Core Bond Fund’s options contracts notional amounts fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly activity of options contracts measured by notional in USD.

		Notional of Options Contracts Opened or Closed
Funds		March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Non-U.S. Fund	Opened	$—	$—	$—	$109,379,371
	Closed	—	—	—	32,899,057
Core Bond Fund	Opened	—	10,340,000	321,198,850	1,847,041,200
	Closed	26,150,000	6,000,000	280,734,347	613,586,950

Futures Contracts
The Funds may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts).The face or contract value of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in fair value of the securities held by the Funds and the prices of futures contracts, and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% to 10% of the purchase price indicated
in the futures contract. Payments to and from the broker, known as variation margin, are typically required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation
(depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

For the period ended December 31, 2016, the following Funds entered into futures contracts primarily for the strategies listed below:

Funds	Strategies
Multi-Style Equity Fund	Exposing cash to markets
Aggressive Equity Fund	Exposing cash to markets
Non-U.S. Fund	Return enhancement, hedging and exposing cash to markets
Core Bond Fund	Return enhancement, hedging and exposing cash to markets
Global Real Estate Securities Fund	Exposing cash to markets

The Funds’ futures contracts notional amounts fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly activity of futures contracts measured by notional in USD.

			Notional of Futures Contracts Opened or Closed
Funds		March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Multi-Style Equity Fund	Opened	$35,970,447	$32,922,959	$54,004,881	$45,084,820
	Closed	36,314,886	38,098,344	53,608,565	41,616,963
Aggressive Equity Fund	Opened	16,857,048	21,266,039	17,784,792	25,091,073
	Closed	18,691,805	20,087,414	20,517,298	26,291,123
Non-U.S. Fund	Opened	115,031,999	118,926,208	105,506,363	105,669,047
	Closed	116,607,396	129,192,180	111,162,242	103,946,234
Core Bond Fund	Opened	219,885,677	591,629,763	904,362,560	929,196,941
	Closed	159,153,875	472,306,642	790,794,429	920,497,686
Global Real Estate Securities Fund	Opened	36,486,516	29,739,657	61,297,993	46,126,102
	Closed	36,295,991	35,364,148	44,733,264	50,798,234

Swap Agreements
Certain Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying only the net amount of the two payments). When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations to pay or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Certain Funds may enter into several different types of swap agreements including credit default, interest rate, total return (equity and/or index) and currency swaps. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on its obligation by failing to pay principal or interest in a timely manner)
from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this
Notes to Financial Statements 141

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2016 risk in exchange for regular periodic payments. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed or variable payment per period for a payment that is not fixed. Equity swaps are a counterparty agreement where two parties exchange two sets of cash flows on predetermined dates for an agreed upon amount of time. The cash flows will typically be an equity index value swapped with a floating rate such as LIBOR plus or minus a predefined spread. Index swap agreements are a counterparty agreement intended to expose cash to markets or to effect investment transactions consistent with those Funds’ investment objectives and strategies. Currency swaps are a counterparty agreement where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned.

The Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date, or for return enhancement. Under most swap agreements entered into by a Fund, the parties' obligations are determined on a "net basis".
The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated.
To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt.

Credit Default Swaps
The Core Bond Fund may enter into credit default swaps. A credit default swap can refer to corporate issues, government issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, the Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of instruments.

As the seller of protection in a credit default swap, the Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event) and the counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the Fund would effectively add leverage to its portfolio because in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in their portfolios or to take a short position in a debt security, in which case the Fund would function as the counterparty referenced in the preceding paragraph.

If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Deliverable obligations for credit default swaps on asset-backed securities in most instances are limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap

142 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2016 agreement generally will be adjusted by corresponding amounts. The Core Bond Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or another defined credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and, for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues as of period-end are disclosed in the Schedules of Investments and generally serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-
backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December
31, 2016, for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the creditworthiness of the Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Fund will be able to do so, the Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party.
The Fund may have limited ability to eliminate its exposure under a credit default swap if the credit quality of the reference entity or underlying asset has declined.

For the period ended December 31, 2016, the Core Bond Fund entered into credit default swaps primarily for return enhancement, hedging and exposing cash to markets.

The Core Bond Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by notional amounts outstanding at each quarter end.

Notes to Financial Statements 143

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2016

		Credit Default Swap Notional Amounts Outstanding
Quarter Ended	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Core Bond Fund	$90,102,293	$12,880,000	$14,520,000	$—

Interest Rate Swaps
The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If RIM or a money manager using this technique is incorrect in its forecast of fair values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund contractually obligated to make. Interest rate swaps are traded on exchanges and are subject to central clearing. If the clearing house or futures commission merchant defaults, a Funds' risk of loss consists of the net amount of interest payments that a Fund is contractually entitled to receive. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives. However, clearing may subject a Fund to increased costs or margin requirements.

For the period ended December 31, 2016, the Core Bond Fund entered into interest rate swaps primarily for return enhancement, hedging and exposing cash to markets.

The Core Bond Fund’s interest rate swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the base notional amounts outstanding at each quarter end.

		Interest Rate Swap Notional Amounts Outstanding
Quarter Ended	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Core Bond Fund	$8,536,815	$8,423,176	$19,048,289	$26,270,374

Total Return Swaps
Certain Funds may enter into index swap agreements to expose cash to markets or to effect investment transactions. Index swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return)
earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

For the period ended December 31, 2016, the Core Bond Fund entered into total return swaps primarily for the strategy of exposing cash to markets.

The Core Bond Fund’s total return swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by base notional amounts outstanding at each quarter end.

		Total Return Swap Notional Amounts Outstanding
Quarter Ended	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Core Bond Fund	$104,949,749	$78,811,752	$67,137,401	$48,171,688

Currency Swaps
Certain Funds may enter into currency swap agreements to enhance returns or for hedging purposes. Currency swap agreements are agreements where two parties exchange specified amounts of different currencies which are followed by paying the other a series of interest payments that are based on the principal cash flow. At maturity, the principal amounts are exchanged.

For the period ended December 31, 2016, none of the Funds entered into currency swaps.

Master Agreements
Certain Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”)
with counterparties that govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements,

144 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2016 collateral and events of default or termination. Events of termination and default include conditions that may entitle either party to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.
Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different ISDA Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties.
The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase and reverse repurchase agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Disclosure about Offsetting Assets and Liabilities
Balance sheet disclosure is based on various netting agreements between brokers and counterparties, such as ISDA Master
Agreements, Master Repo Agreements and Master Forward Agreements. Certain funds utilize multiple counterparties. The quantitative disclosure begins with disaggregation of counterparties by legal entity and the roll up of the data to reflect a single counterparty in the table within the Funds’ financial statements. Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Loan Agreements
The Core Bond Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution
(the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement.
When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. The
Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from agents it acquires direct rights against the borrower on the loan. As of December 31, 2016, the Core Bond Fund had no unfunded loan commitments.

Local Access Products
Certain Funds may invest in local access products, also known as certificates of participation, participation notes or participation interest notes. Local access products are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a frontier emerging market country. The performance results of local access products will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in local access products involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. There can be no assurance that there will be a trading market or that the trading price of local access products will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. The Funds rely on the creditworthiness of the counterparty issuing the local access products and have no rights against the issuer of the underlying security. The Funds minimize this risk by entering into agreements only with counterparties that RIM deems creditworthy. Due to liquidity and transfer restrictions, the secondary markets on which the local access products are traded may be less liquid than the markets for other securities, or may be completely illiquid.

Notes to Financial Statements 145

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2016

Emerging Markets Securities
Certain Funds may invest in emerging markets securities. Investing in emerging markets securities can pose some risks different from, and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible difficulties in the repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in settlement procedures. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Emerging Markets Debt
The Core Bond Fund may invest in emerging markets debt. The Fund's emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating due to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.

Repurchase Agreements
The Core Bond Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally within a few days or weeks). The resale price reflects an agreed upon interest rate effective for the period the security is held by a Fund and is unrelated to the interest rate on the security. The securities acquired by a Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. A Fund will not invest more than 15% of its net assets (taken at current fair value) in repurchase agreements maturing in more than seven days.

Mortgage-Related and Other Asset-Backed Securities
The Core Bond Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”).
Specific types of instruments may include reverse mortgages, mortgage pass-through securities, collateralized mortgage obligations
(“CMO”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of a Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities
MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time resulting in reinvestment risk.

146 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2016

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities
Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as Fannie Mae (the Federal
National Mortgage Association) or Freddie Mac (the Federal Home Loan Mortgage Corporation). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Privately Issued Mortgage-Backed Securities
MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues.
Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or nonconforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae and Freddie
Mac), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or tranches, with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of reserve funds (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and
overcollateralization (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private
MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Notes to Financial Statements 147

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2016

Asset-Backed Securities
ABS may include MBS, loans, receivables or other assets. The value of the Funds’ ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.
Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then-existing holdings of such securities.

Forward Commitments
The Core Bond Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and may realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be earmarked on the
Fund’s records at the trade date and until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

The Core Bond Fund may invest in to-be-announced ("TBA") mortgage-backed securities. A TBA security is a forward mortgage-
backed securities trade in which a seller agrees to issue a TBA mortgage-backed security at a future date. The securities are purchased and sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. These securities are within the parameters of industry “good delivery” standards.

As of December 31, 2016, the Core Bond Fund had no cash collateral balances in connection with TBAs.

Inflation-Indexed Bonds
The Core Bond Fund may invest in inflation-indexed securities, which are typically bonds or notes designed to provide a return higher than the rate of inflation (based on a designated index) if held to maturity. A common type of inflation-indexed security is a
U.S. Treasury Inflation-Protected Security (“TIPS”). The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When a TIPS matures, the adjusted principal or original principal is paid, whichever is

148 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2016 greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation.

Guarantees
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the
Funds' financial statements (the “Assets”). The Assets consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to market, credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held. This could cause a Fund to underperform other types of investments.
3. Investment Transactions

Securities
During the period ended December 31, 2016, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales
Multi-Style Equity Fund	$418,805,754	$469,998,759
Aggressive Equity Fund	220,713,868	242,323,050
Non-U.S. Fund	121,753,979	127,820,193
Core Bond Fund	495,708,506	521,893,405
Global Real Estate Securities Fund	710,537,993	695,631,255

Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales
Core Bond Fund	$1,581,421,669	$1,451,943,291

Securities Lending
The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of each Fund’s total assets. The maturity associated with these securities is considered continuous. The Fund receives cash (U.S.
currency), U.S. Government or U.S. Government Agency obligations as collateral against the loaned securities. The cash collateral cannot be resold, repledged or rehypothecated. As of December 31, 2016, to the extent that a loan was collateralized by cash, such collateral was invested by the securities lending agent, Brown Brothers Harriman & Co. (“BBH”), in the U.S. Cash Collateral Fund,
an unregistered fund advised by RIM. The collateral received is recorded on a lending Fund’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

Affiliated income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers, is divided between the Fund and BBH and is reported as securities lending income on the Fund’s Statement of Operations. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the
Fund and BBH and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least

Notes to Financial Statements 149

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2016 equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the fair value of the loaned securities at the inception of each loan. The fair value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral.
4. Related Party Transactions, Fees and Expenses

Adviser, Administrator, Transfer and Dividend Disbursing Agent
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund and managing each Fund's overall exposures. From its advisory fees received from the Funds, RIM, as agent for RIF, pays all fees to the money managers for their investment advisory services. Each money manager has agreed that it will look only to RIM for the payment of the money manager’s fee, after RIF has paid RIM. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. RIFUS is the Funds' administrator and transfer agent. RIFUS, in its capacity as the Funds' administrator, provides or oversees the provision of all administrative services for the Funds. RIFUS, in its capacity as the Funds' transfer agent and dividend disbursing agent, is responsible for providing transfer agency and dividend disbursing services to the Funds. RIM is an indirect, wholly-owned subsidiary of Russell Investments
Group, Ltd., a Cayman company.

The Funds are permitted to invest their cash (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the U.S. Cash Management Fund, an unregistered fund advised by RIM. As of December 31, 2016, the Funds had invested $152,184,278 in the U.S. Cash Management Fund. In addition, all or a portion of the collateral received from the
Investment Company’s securities lending program in the amount of $14,074,717 is invested in the U.S. Cash Collateral Fund, an unregistered fund advised by RIM.

The advisory fee is based upon the average daily net assets of each Fund and the administration fee of up to 0.05% is based on the combined average daily net assets of the Funds. Advisory and administration fees are paid monthly.

	Annual Rate
Funds	Adviser(%)	Administrator(%)
Multi-Style Equity Fund	0.73	Up to 0.05
Aggressive Equity Fund	0.90	Up to 0.05
Non-U.S. Fund	0.90	Up to 0.05
Core Bond Fund	0.55	Up to 0.05
Global Real Estate Securities Fund	0.80	Up to 0.05

The following table shows the total amount of each of these fees paid by the Funds for the period ended December 31, 2016:

	Advisory	Administrative
Multi-Style Equity Fund	$3,210,967	$219,929
Aggressive Equity Fund	1,906,489	105,916
Non-U.S. Fund	3,150,430	175,024
Core Bond Fund	4,787,767	435,251
Global Real Estate Securities Fund	6,344,953	396,559

RIM has agreed to certain waivers of its advisory fees as follows:

For the Core Bond Fund, RIM has contractually agreed, until April 30, 2017, to waive 0.02% of its 0.55% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended
December 31, 2016 was $174,101. There were no reimbursements during the period.

RIM does not have the ability to recover amounts waived or reimbursed from previous periods.

Transfer and Dividend Disbursing Agent
RIFUS serves as transfer agent and provides dividend disbursing services to the Funds. For this service, RIFUS is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RIFUS retains a portion of this fee for services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Transfer agency fees paid by the Funds presented herein for the period ended December 31, 2016 were as follows:

150 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2016

Amount
Multi-Style Equity Fund	$19,354
Aggressive Equity Fund	9,321
Non-U.S. Fund	15,402
Core Bond Fund	38,302
Global Real Estate Securities Fund	34,897

Distributor
Russell Investments Financial Services, LLC (the “Distributor”), a wholly-owned subsidiary of RIM, is the distributor for the
Investment Company, pursuant to the distribution agreement with the Investment Company. The Distributor receives no compensation from Investment Company for its services.

Affiliated Brokerage Commissions
The Funds effect certain transactions through Russell Investments Implementation Services, LLC (“RIIS”). RIIS is a registered broker and investment adviser and an affiliate of RIM. RIIS uses a multi-venue trade management approach whereby RIIS allocates trades among RIIS’ network of independent brokers for execution, clearing and other services. Trades placed through RIIS and its independent brokers are made (i) to manage trading associated with changes in money managers, rebalancing across existing money managers, cash flows and other portfolio transitions, (ii) to execute portfolio securities transactions for the portion of each Fund’s assets that RIM determines not to allocate to money managers, including assets RIM may manage to effect a Fund’s investment strategies and/or to modify a Fund's overall portfolio characteristics and for each Fund’s cash reserves, (iii) to execute portfolio securities transactions for the portion of a Fund’s assets that RIM manages based upon model portfolios provided by the Fund’s non-discretionary managers or (iv) to execute money manager’s portfolio securities transactions for the segment of a Fund’s portfolio assigned to the money manager. RIM has authorized RIS to effect certain futures, swaps, OTC derivative transactions, and cleared swaps, including foreign currency spots, forwards and options trading on behalf of the Funds.

The Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the
Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a -7 of the Investment
Company Act. Further, as defined under the procedures each transaction is effected at the current market value.

During the period ended December 31, 2016, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a
-7 of the Investment Company Act, as follows (amounts in thousands):

	Purchases	Sales
Global Real Estate Securities Fund	$18,094	$-

Board of Trustees
The Russell Investments Fund Complex consists of Russell Investment Company ("RIC"), which has 42 funds and RIF, which has
9 funds. Each of the Trustees is a Trustee of RIC and RIF. The Russell Investments Fund Complex compensates each Trustee who is not an employee of RIM or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its net assets relative to other funds in the Russell Investments Fund Complex.

For the period ended December 31, 2016, the total amount of regular and special compensation paid to the Trustees by the Russell
Investments Fund Complex was $1,462,250.
5. Federal Income Taxes
At December 31, 2016, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Notes to Financial Statements 151

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2016

				No Expiration
Funds	12/31/2017	10/31/2018	10/31/2019	Short Term	Long-Term	Totals
Aggressive Equity
Fund	$—	$—	$—	$1,971,209	$—	$1,971,209

Non-U.S. Fund	29,831,559	—	—	—	—	29,831,559

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
6. Record Ownership
At December 31, 2016, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund.

	# of Shareholders	%
Multi-Style Equity Fund	2	81.5
Aggressive Equity Fund	2	73.7
Non-U.S. Fund	2	73.4
Core Bond Fund	2	78.6
Global Real Estate Securities Fund	2	91.6

7. Restricted Securities
Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Act. The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. This limitation is applied at the time of purchase. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

See each Fund’s Schedule of Investments for a list of restricted securities held by a Fund that are illiquid.
8. Commitments and Contingencies
The Core Bond Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and the Statements of Operations. Funded portions of credit agreements are presented in the Schedules of Investments. For the period ended December 31, 2016, there were no unfunded loan commitments held by the Fund.

Pending Legal Proceedings
On October 17, 2013, Fred McClure filed a derivative lawsuit against RIM on behalf of ten RIC funds: the Russell Commodity
Strategies Fund, Russell Emerging Markets Fund, Russell Global Equity Fund, Russell Global Infrastructure Fund, Russell Global
Opportunistic Credit Fund, Russell International Developed Markets Fund, Russell Multi-Strategy Alternative Fund (liquidated in 2016), Russell Strategic Bond Fund, Russell U.S. Small Cap Equity Fund and Russell Global Real Estate Securities Fund.
The lawsuit, which was filed in the United States District Court for the District of Massachusetts, seeks recovery under Section
36(b) of the Investment Company Act, as amended, for the Funds’ alleged payment of excessive investment management fees to
RIM. On December 8, 2014, Fred McClure filed a second derivative lawsuit in the United States District Court for the District of
Massachusetts. This second suit involves the same ten RIC Funds, and the allegations are similar, although the second suit adds a claim alleging that RIFUS charged the funds excessive administrative fees under Section 36(b). The plaintiff seeks on behalf of the Funds recovery of the amount of the allegedly excessive compensation or payments received from these ten RIC Funds and earnings that would have accrued to plaintiff had that compensation not been paid or, alternatively, rescission of the contracts

152 Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2016 and restitution of all excessive fees paid, for a period commencing one year prior to the filing of the lawsuit through the date of the trial. On November 15, 2016, the Court granted RIM's and RIFUS's motion for summary judgment with respect to the Russell
Multi-Strategy Alternative Fund and granted the motion in part with respect to the other nine RIC Funds. A trial with respect to plaintiff's claims on behalf of the remaining nine RIC Funds is currently scheduled to commence in March 2017. RIM and RIFUS are vigorously defending the actions.
9. Custodian Fee Reimbursement
During the period ended December 31, 2016, several of the Funds received a reimbursement from State Street Bank for overbilling of custody out-of-pocket fees from prior years. The table below provides a summary of actual custodian fees for the current fiscal year prior to the reimbursement as well as the impact of the fee reimbursement to each Fund's custodian fee as presented in the
Statements of Operations.

			Net Custodian Fees as
	Custodian Fees Before		disclosed in the Statement of
	Reimbursement	Fee Reimbursement	Operations
Multi-Style Equity Fund	$86,387	$42,760	$43,627
Aggressive Equity Fund	65,136	23,897	41,239
Non-U.S. Fund	216,034	170,449	45,585
Core Bond Fund	317,260	33,519	283,741
Global Real Estate Securities Fund	381,839	27,932	353,907

10. Subsequent Events
Management has evaluated the events and/or transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosures.

Notes to Financial Statements 153

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Russell Investment Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Core Bond Fund, and Global Real Estate Securities Fund (five of the portfolios constituting Russell Investment Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2016, the results of each of their operations for the period then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight
Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers and transfer agents, provide a reasonable basis for our opinion.

Seattle, Washington
February 15, 2017

154 Report of Independent Registered Public Accounting Firm

Russell Investment Funds

Tax Information — December 31, 2016 (Unaudited)

For the tax year ended December 31, 2016, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2017 will show the tax status of all distributions paid to your account in calendar year 2016.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Multi-Style Equity	55.6%
Aggressive Equity	100%
Non-U.S.	0.0%
Global Real Estate Securities	0.0%
Core Bond	0.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2016:

Multi-Style Equity	$23,881,563
Aggressive Equity	$100,814
Non-U.S.	$—
Global Real Estate Securities	$21,919,738
Core Bond	$1,820,412

The Funds listed below paid foreign taxes and recognized foreign source income during the taxable year ended December 31, 2016.
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following per share amounts of foreign taxes paid and income earned from foreign sources:

		Foreign		Foreign
		Taxes		Source
	Foreign	Paid	Foreign Source	Income Per
Fund Name	Taxes Paid	Per Share	Income	Share

Non-U.S.	$746,197	$0.0234	$9,814,121	$0.3080

Please consult a tax adviser for any questions about federal or state income tax laws.

Tax Information 155

Russell Investment Funds

Affiliated Brokerage Transactions — December 31, 2016 (Unaudited)

As mentioned in the Note 4 in the Notes to Financial Statements contained in this annual report, the Funds utilize RIIS and its independent brokers. RIIS is a registered broker dealer and investment adviser and an affiliate of RIM. RIIS uses a multi-venue trade management approach whereby RIIS allocates trades among RIIS’ network of independent brokers for execution, clearing, and other services. Trades placed through RIIS and its independent brokers are made (i) to manage trading associated with changes in money manager, rebalancing across existing money managers, cash flows and other portfolio transitions, (ii) to execute portfolio securities transactions for each Fund’s assets that RIM determines not to allocate to money managers including assets RIM may manage to effect a Fund’s investment strategies and/or to modify a Fund’s overall portfolio characteristics and for each Fund’s cash reserves, (iii) to execute portfolio securities transactions for the portion of a Fund’s assets that RIM manages based upon model portfolios provided by the Funds’ non-discretionary managers or (iv) to execute money manager portfolio securities transactions for the segment of a Fund’s portfolio assigned to the money manager. RIM has authorized RIIS to effect certain futures, swaps, OTC derivative transactions, and cleared swaps, including foreign currency spots, forwards and options trading on behalf of the Funds.

Amounts retained by RIIS for the period ended December 31, 2016 were as follows:

Affiliated Broker	Fund Name	2016
RIM
	Multi-Style Equity Fund	$28,488
	Aggressive Equity Fund	—
	Non-U.S. Fund	36,006
	Core Bond Fund	104,664
	Global Real Estate Securities Fund	124,297

156 Affiliated Brokerage Transactions

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts — (Unaudited)

Approval of Money Manager Contracts
The Board received the following proposals from RIM: (i) at a meeting held on August 30, 2016, to effect Money Manager changes for the Global Real Estate Securities Fund and Core Bond Fund; and (ii) at a meeting held on December 6, 2016, to effect Money Manager changes for the Multi-Style Equity Fund and at that same meeting to approve a new portfolio management contract for the Multi-Style
Equity Fund resulting from a change of control for one of the Fund’s Money Managers. In the case of each proposed change, the Trustees approved the terms of the proposed portfolio management contract based upon RIM’s recommendation to hire the Money Manager at the proposed fee rate; information as to reason for the proposed change; information as to the Money Manager’s role in the management of the Fund’s investment portfolio (including the amount of Fund assets to be allocated to the Money Manager) and RIM’s evaluation of the anticipated quality of the investment advisory services to be provided by the Money Manager; information as to any significant business relationships between the Money Manager and RIM or Russell Investments Financial Services, LLC, the Fund’s underwriter;
the CCO’s evaluation of the Money Manager’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards; RIM’s explanation as to the lack of relevance of Money Manager profitability to the evaluation of portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIM; RIM’s awareness of the standard fee rates charged by the Money Manager to other clients;
RIM’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered; the increase or decrease in aggregate Money Manager fees to be paid by RIM from its Advisory Fee as a result of the engagement of the Money Manager; and the expected costs of transitioning Fund assets to the Money Manager. The Trustees’
approval also reflected their findings at prior meetings, including their December 2015 meeting in connection with their evaluation and approval of new investment advisory agreements with RIM and then current Money Managers for the Other RIM-Managed Funds, as well as information received throughout the course of the year, regarding the reasonableness of the aggregate investment advisory fees paid by the Funds, and the fact that the aggregate investment advisory fees paid by the Funds would not increase as a result of the implementation of the proposed money manager changes because the money manager’s investment advisory fees are paid by RIM.

Basis for Approval of Investment Advisory Contracts 157

Russell Investment Funds

Shareholder Requests for Additional Information — December 31, 2016 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii)
on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s Office of
Investor Education and Advocacy (formerly, the Public Reference room).

The Board has delegated to RIM, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIM has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The
Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio
Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional
Information (“SAI”). The SAI and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2016 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of the RIF prospectus and each annual and semi-annual report will be sent to contract owners at the same address. If you would like to receive a separate copy of these documents, please contact your Insurance Company. If you currently receive multiple copies of the prospectus, annual report and semi-annual report and would like to request to receive a single copy of these documents in the future, please contact your insurance company.

Some insurance companies may offer electronic delivery of the Funds’ prospectuses and annual and semi-annual reports. Please contact your insurance company for further details.

158 Shareholder Requests for Additional Information

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers — December 31, 2016
(Unaudited)

The following tables provide information for each officer and trustee of the Russell Investments Fund Complex. The Russell Investments
Fund Complex consists of Russell Investment Company (“RIC”), which has 42 funds and Russell Investment Funds (“RIF”), which has 9 funds. Each of the trustees is a trustee of RIC and RIF. The first table provides information for the independent trustees.
The second table provides information for the Trustee Emeritus. The third table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr.
Connealy has had experience with other investment companies and their investment advisers, first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies, and has been determined by the Board to be an “audit committee financial expert”; Ms. Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Effective June 30,
2016, Ms. Sandra Cavanaugh retired from Russell Investments and resigned her position as an Interested Trustee of the Trust.

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Investments	During the
				Fund	Past 5 Years
Complex
Overseen
by Trustee

INDEPENDENT TRUSTEES

Thaddas L. Alston,	Trustee since 2006	Appointed until	Senior Vice President, Larco	51	Until October
Born April 7, 1945		successor is	Investments, Ltd. (real estate firm)		2015, Trustee,
1301 Second Avenue,		duly elected and			Russell Exchange
18th Floor, Seattle, WA		qualified			Traded Funds
98101					Trust

Disclosure of Information about Fund Trustees and Officers 159

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued — December
31, 2016 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Investments	During the
				Fund	Past 5 Years
Complex
Overseen
by Trustee
Kristianne Blake,	Trustee since 2000	Appointed until	• Director and Chairman of the	51	• Director, Avista
Born January 22, 1954	Chairman since 2005	successor is	Audit Committee, Avista Corp		Corp (electric
1301 Second Avenue,		duly elected and	(electric utilities)		utilities)
18th Floor, Seattle, WA		qualified	• Regent, University of		• Until June 30,
98101		Approved annually	Washington		2014, Director,
			• President, Kristianne Gates		Ecova (total
			Blake, P.S. (accounting services)		energy and
			• Until June 30, 2014, Director,		sustainability
			Ecova (total energy and		management)
			sustainability management)		• Until December
			• Until December 31, 2013,		31, 2013,
			Trustee and Chairman of		Trustee,
			the Operations Committee,		Principal
			Principal Investors Funds and		Investors Funds
			Principal Variable Contracts		(investment
			Funds (investment company)		company)
			• From April 2004 through		• Until December
			December 2012, Director, Laird		31, 2013,
			Norton Wealth Management		Trustee Principal
			and Laird Norton Tyee Trust		Variable
			(investment company)		Contracts Funds
(investment
company)
• From April
2004 through
December 2012,
Director, Laird
Norton Wealth
Management and
Laird Norton
Tyee Trust
(investment
company)
• Until October
2015, Trustee,
Russell
Exchange
Traded Funds
Trust

* Each Trustee is subject to mandatory retirement at age 75.

160 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued — December
31, 2016 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Investments	During the
				Fund	Past 5 Years
Complex
Overseen
by Trustee
INDEPENDENT TRUSTEES (continued)
Cheryl Burgermeister,	Trustee since 2012	Appointed until	• Retired	51	• Trustee and
Born June 26, 1951		successor is	• Trustee and Chairperson of		Chairperson of
1301 Second Avenue,		duly elected and	Select Sector SPDR Funds		Select Sector
18th Floor, Seattle, WA		qualified	(investment company)		SPDR Funds
98101			• Until December 31, 2014,		(investment
			Chairperson of Audit		company)
			Committee, Select Sector SPDR		• Until May
			Funds (investment company)		6, 2016,
Trustee, ALPS
Series Trust
(investment
company)
• Until December
31, 2014,
Chairperson
of Audit
Committee,
Select Sector
SPDR Funds
(investment
company)
• Until October
2015, Trustee,
Russell
Exchange
Traded Funds
Trust
Daniel P. Connealy,	Trustee since 2003	Appointed until	• Retired	51	Until October
Born June 6, 1946	Chairman of the	successor is	• June 2004 to June 2014, Senior		2015, Trustee,
1301 Second Avenue,	Audit Committee	duly elected and	Vice President and Chief		Russell Exchange
18th Floor, Seattle, WA	since 2015	qualified	Financial Officer, Waddell		Traded Funds
98101		Appointed until	& Reed Financial, Inc.		Trust
		successor is	(investment company)
duly elected and
qualified

Katherine W. Krysty,	Trustee since 2014	Appointed until	• Retired	51	Until October
Born December 3, 1951		successor is	• January 2011 through March		2015, Trustee,
1301 Second Avenue		duly elected and	2013, President Emerita, Laird		Russell Exchange
18th Floor, Seattle, WA		qualified	Norton Wealth Management		Traded Funds
98101			(investment company)		Trust

Disclosure of Information about Fund Trustees and Officers 161

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued — December
31, 2016 (Unaudited)

	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Name,	With Fund and	of	During the	Portfolios	Directorships
Age,	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
Address	Time Served			Investments	During the
				Fund	Past 5 Years
Complex
Overseen
by Trustee
INDEPENDENT TRUSTEES (continued)
Raymond P. Tennison,	Trustee since 2000	Appointed until	• Retired	51	Until October
Jr., Born December 21,	Chairman of	successor is	• From January 2008 to December		2015, Trustee,
1955	the Nominating	duly elected and	2011, Vice Chairman of the		Russell Exchange
1301 Second Avenue	and Governance	qualified	Board, Simpson Investment		Traded Funds
18th Floor, Seattle, WA	Committee since	Appointed until	Company (paper and forest		Trust
98101	2007	successor is	products)
duly elected and
qualified

Jack R. Thompson,	Trustee since 2005	Appointed until	• Retired	51	• Until October
Born March 21, 1949	Chairman of	successor is			2015, Trustee,
1301 Second Avenue,	the Investment	duly elected and			Russell
18th Floor, Seattle, WA	Committee since	qualified			Exchange
98101	2015	Appointed until			Traded Funds
		successor is			Trust
duly elected and
qualified

* Each Trustee is subject to mandatory retirement at age 75.

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Investments	During the
				Fund	Past 5 Years
Complex
Overseen
by Trustee
TRUSTEE EMERITUS

George F. Russell, Jr.,	Trustee Emeritus and	Until resignation or	• Director Emeritus, RIM	51	None
Born July 3, 1932	Chairman Emeritus	removal
1301 Second Avenue,	since 1999
18th Floor, Seattle, WA
98101

162 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued — December
31, 2016 (Unaudited)

Name,	Positions(s) Held	Term	Principal Occupation(s)
Age,	With Fund and	of	During the
Address	Length of	Office	Past 5 Years
Time Served
OFFICERS
Cheryl Wichers,	Chief Compliance	Until removed	• Chief Compliance Officer, RIC and RIF
Born December 16,	Officer since 2005	by Independent	• Chief Compliance Officer, Russell Investments Fund Services, LLC
1966		Trustees	(“RIFUS”) and U.S. One Inc.
1301 Second Avenue			• 2005 to 2011 Chief Compliance Officer, RIM
18th Floor, Seattle, WA
98101

Mark E. Swanson,	President and Chief	Until successor	• Global Head of Fund Services, Russell Investments
Born November 26,	Executive Officer	is chosen and	• President, CEO, Treasurer, Chief Accounting Officer and CFO, RIC
1963	since 2016	qualified by	and RIF
1301 Second Avenue	Treasurer and Chief	Trustees	• Director, President and CEO, RIFUS
18th Floor, Seattle, WA	Accounting Officer		• Director, RIM, Russell Investments Trust Company (“RITC”) and
98101	since 1998		Russell Investments Financial Services, LLC (“RIFIS”)
• October 2011 to December 2013, Head of North America Operations
Russell Investments
• May 2009 to October 2011, Global Head of Fund Operations, Russell
Investments

Jeffrey T. Hussey,	Chief Investment	Until removed by	• Global Chief Investment Officer, Russell Investments
Born May 2, 1969	Officer since 2013	Trustees	• Chief Investment Officer, RIC and RIF
1301 Second Avenue,			• Chairman of the Board, President and CEO, RIM
18th Floor, Seattle WA			• Director, RITC, Russell Investments Implementation Services, LLC
98101			and Russell Investments Delaware, LLC
• Board of Managers, Russell Investments Funds Management, LLC
• 2003 to 2013 Chief Investment Officer, Fixed Income, Russell
Investments

Mary Beth R. Albaneze,	Secretary since 2010	Until successor	• Associate General Counsel, Russell Investments
Born April 25, 1969		is chosen and	• Secretary, RIM, RIFUS and RIFIS
1301 Second Avenue,		qualified by	• Secretary and Chief Legal Officer, RIC and RIF
18th Floor, Seattle, WA		Trustees	• Assistant Secretary, Russell Investments Insurance Agency, LLC
98101			(“RIIA”)(insurance agency) and U.S. One Inc.

Disclosure of Information about Fund Trustees and Officers 163

Russell Investment Funds

Adviser, Money Managers and Service Providers — December 31, 2016

Independent Trustees	Independent Registered Public Accounting Firm
Thaddas L. Alston	PricewaterhouseCoopers LLP
Kristianne Blake	1420 5th Avenue, Suite 2800
Cheryl Burgermeister	Seattle, WA 98101
Daniel P. Connealy
Katherine W. Krysty	Money Managers
Raymond P. Tennison, Jr.	Multi-Style Equity Fund
Jack R. Thompson	Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX
Trustee Emeritus	Jacobs Levy Equity Management, Inc., Florham Park, NJ
George F. Russell, Jr.	Mar Vista Investment Partners, LLC, Los Angeles, CA
Suffolk Capital Management, LLC, New York, NY
Officers	William Blair Investment Management, LLC., Chicago, IL
Mark E. Swanson, President, CEO, Treasurer, Chief
Accounting Officer & CFO	Aggressive Equity Fund
Cheryl Wichers, Chief Compliance Officer	DePrince, Race & Zollo, Inc., Winter Park, FL
Jeffrey T. Hussey, Chief Investment Officer	Monarch Partners Asset Management, LLC, Boston, MA
Mary Beth R. Albaneze, Secretary	RBC Global Asset Management (U.S.) Inc., Minneapolis, MN
Snow Capital Management L.P., Sewickley, PA
Adviser	Timpani Capital Management, LLC, Milwaukee, WI
Russell Investment Management, LLC
1301 Second Avenue	Non-U.S. Fund
Seattle, WA 98101	Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX
MFS Institutional Advisors, Inc., Boston, MA
Administrator, Transfer and Dividend Disbursing	Pzena Investment Management LLC, New York, NY
Agent	William Blair Investment Management, LLC, Chicago, IL
Russell Investments Fund Services, LLC	Core Bond Fund
1301 Second Avenue	Colchester Global Investors Limited, London, England
Seattle, WA 98101	Logan Circle Partners, L.P., Philadelphia, PA
Custodian	Pareto Investment Management Limited, London, United
State Street Bank and Trust Company	Kingdom
1 Heritage Drive	Schroder Investment Management North America Inc., New
North Quincy, MA 02171	York, NY
Office of Shareholder Inquiries	Scout Investments, LLC., Kansas City, MO
1301 Second Avenue	Western Asset Management Company, Pasadena, CA and
Seattle, WA 98101	Western Asset Management Company Limited, London,
(800) 787-7354	United Kingdom
Legal Counsel	Global Real Estate Securities Fund
Dechert LLP	Cohen & Steers Capital Management, Inc., Cohen & Steers
One International Place, 40th Floor	UK Limited and Cohen & Steers Asia Limited, New York, NY
100 Oliver Street	Morgan Stanley Investment Management Inc., Morgan Stanley
Boston, MA 02110	Investment Management Limited and Morgan Investment
Management Company, New York, NY
Distributor	RREEF America L.L.C., Deutsche Investments Australia
Russell Investments Financial Services, LLC	Limited and Deutsche Alternatives Asset Management
1301 Second Avenue	(Global) Limited operating under the brand name Deutsche
Seattle, WA 98101	Asset Management, New York, NY

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by
Prospectus, which includes details as to offering price and other material information.

164 Adviser, Money Managers and Service Providers

Russell Investment Funds
1301 Second Avenue
Seattle, Washington 98101
800-787-7354
Fax: 206-505-3495

2016 ANNUAL REPORT

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

DECEMBER 31, 2016

FUND

Russell Investment Funds

Russell Investment Funds is
a series investment company
with nine different investment
portfolios referred to as Funds.
These financial statements report
on four of these Funds.

Russell Investment Funds

LifePoints® Funds

Variable Target Portfolio Series

Annual Report

December 31, 2016

Table of Contents

Russell Investment Funds - LifePoints® Funds Variable Target Portfolio Series

Copyright © Russell Investments 2017. All rights reserved.

Russell Investments’ ownership is composed of a majority stake held by funds managed by TA Associates with minority stakes held by funds managed by Reverence Capital Partners and Russell Investments’ management.

Frank Russell Company is the owner of the Russell trademark contained in this material and all trademark rights related to the Russell trademarks, which the members of the Russell Investment group of companies are permitted to use under license from Frank Russell Company. The members of the Russell Investments group of companies are not affiliated in any manner with Frank Russell Company or any entity operation under the “FTSE RUSSELL”
brand.

Fund objectives, risks, charges and expenses should be carefully considered before in-
vesting. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Investments Financial Services, LLC, member FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

To Our Shareholders

Fellow Shareholder,

2016 goes down as a year of great restlessness, and certainly a bruising year for forecasters. To call the political landscape restive seems understated, but for all the referendums, coups and national elections, the markets remained orderly, delivering returns right down the middle of the road. In fact, you might say that it was a remarkably positive result in view of how plausible major market sell offs would have been!

With record stock market highs, why the rattled nerves? Our current climate appears increasingly unconventional, and delivering returns moving forward could prove increasingly challenging, especially in the U.S. where corporate profits are thinning out and interest rates are likely to continue on an upward trajectory. Following the Federal Reserve’s decision to raise interest rates in December 2016, our global team of market strategists continues to keep a close eye on two possible hikes in 2017, supported by the modest economic growth and a gradual firming in inflation we’ve seen this year. The numbers from the U.S. labor market in 2016 remained healthy, and showed no signs of imbalances in business investment.
We are, however, keeping a close eye on warning signs stemming from the corporate sector, including a troubling rise in corporate leverage throughout 2016. U.S. corporate earnings appear to have bottomed, while the most recent earnings growth was positive but tepid. While our team still has an underweight U.S. equities view, their modeling shows only a modest risk of recession, and they continue with a ‘buy-the-dips and sell-the-rallies’ investment strategy.

At the same time, change is inseparable with opportunity. Our strategists and portfolio managers work diligently to ensure that portfolios are well positioned to take advantage of new opportunities, while seeking to avoid as much of the downside risk as possible. If bond yields rise, if inflation increases in some regions while deflation occurs elsewhere, a dynamic investment process can respond. We also are active currency investors in certain portfolios, looking to see if the U.S. dollar will test previous highs or whether the British pound remains at risk, as investors focus on the full implications of Brexit’s implementation.

We believe more than ever that securing your desired investment outcomes takes a dynamic process, comprehensive asset class coverage, and the tools required to identify and manage risk. But as important as that contribution can be, we also believe it’s never been more vital for shareholders to have solid, long-term financial plans, realistic goals, and regular check-ins with personal financial advisors. The following pages provide additional insights on the markets and the performance of Russell Investments Funds (RIF) for the fiscal year ending December 31, 2016.

Thank you for your continued trust. As always, our purpose at Russell Investments is to improve the financial security of people like you. We take that purpose very seriously.

Best regards,

Len Brennan

Chief Executive Officer, Russell Investments

To Our Shareholders 3

Russell Investment Funds

Market Summary as of December 31, 2016 (Unaudited)

U.S. Equity Markets
Broadly measured by the Russell 3000® Index, U.S. stocks returned 12.74% for the one year period which is the eighth straight year that the Russell 3000® Index has finished with a positive absolute return. The Russell 3000® Index finished with a positive absolute return in nine of the year’s twelve months.

Within U.S. large capitalization stocks, factors that were rewarded during the fiscal year included low price-to-earnings, low price-to-book and low price-to-cash flow ratios, and high dividend yield. Factors that trailed the market included high forecasted growth, positive price momentum, and rising earnings estimates. Additionally, dynamic stocks outperformed defensive stocks within the Russell 1000® Index although defensive led dynamic within the Russell 2000® Index. From a sector perspective, energy, telecommunication services, and financials outperformed the Russell 1000® Index by 14.5%,
11.9%, and 9.3%, respectively. Sectors that failed to find traction during the one year period were health care, consumer staples, and real estate, which trailed the Russell 1000® Index by 15.0%, 6.4%, and 6.3%, respectively.

The Russell 3000® Index ended the January through March period of 2016 with a positive absolute return of 0.97%
although the quarter was defined by two very distinct periods. The first half of the quarter was characterized by slowing growth in China coupled with an ongoing commodities rout (especially in oil), which created significant market volatility and substantial risk-off sentiment. Interest rate sensitive sectors and traditional non-cyclical sectors such as utilities, consumer staples, and real estate investment trusts (“REITs”) were big outperformers and traded at an unusual valuation premium to the broader market. However, in the latter part of the quarter there was a rebound in the traditional cyclical areas of the market driven in part by more dovish rhetoric from the U.S. Federal Reserve (the “Fed”) alongside oil price stabilization. Gross domestic product (“GDP”) growth from the fourth quarter of 2015 was revised upward to 1.4% (quarter-
over-quarter). Nonfarm payrolls rose by 242,000 in February and the core inflation rate (2.3% year-over-year in February)
was slightly above expectations of 2.2%. However, at the first quarter Federal Open Market Committee (“FOMC”) meeting,
Fed Chair Yellen explained that even though domestic “economic forecasts have not changed much since December”, this was being overshadowed by “global economic and financial developments”, posing a risk to growth. As a result, FOMC
“dots” reduced to two the number of likely interest rate hikes in 2016 down from four earlier in the year.

The Russell 3000® Index finished with a positive absolute return of 2.63% in the April through June quarter. The U.S.
equity market gained over the period despite the U.K. Brexit referendum on European Union membership. The U.K.’s decision to potentially leave the EU threw worldwide markets into turmoil during the month of June. This caused valuations to become even more stretched within utilities, REITs and consumer staples stocks and was a catalyst for discussion about what some in the industry called a “low volatility bubble.” The final revision to first quarter GDP growth was upward to
1.1%, beating consensus estimates of 1.0%. However, a weak May U.S. jobs report came out in early June with non-farm payrolls advancing by only 38,000 versus the 164,000 expected and this reduced expectations about Fed rate hikes.
Inflation also continued to remain below target at 1.0% year-over-year, while retail sales were up 2.5% year-over-year in
May. Mixed U.S. economic data, combined with global uncertainties, caused the Fed to take a more dovish stance relating to increasing interest rates over the intermediate term.

During the third quarter, the Russell 3000® Index rose 4.4%, as the recession fears that characterized the end of the second quarter began to dissipate. The Fed ended the latest round of deliberations on whether to raise rates, with a hawkish hold.
This, combined with moderately favorable economic data and second quarter earnings reports, caused low volatility stocks to underperform while banks and technology stocks outperformed. The final revision for second quarter GDP growth was increased to 1.4% quarter-over-quarter. U.S. retail sales cooled over the period, declining 0.3% month-over-month in the latest reading for August. The non-farm payrolls numbers reported during the quarter impressed markets, increasing by a robust 406,000 over July and August combined, which beat consensus estimates of 360,000. The FOMC left interest rates unchanged at 0.5%, but strongly signalled that “the case for an increase in the federal funds rate has strengthened.” While signalling that a rate hike was likely in the months ahead, Fed officials lowered their economic growth forecast and trimmed the number of rate hikes they foresaw in 2017 from three to two.

4 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2016, continued — (Unaudited)

The Russell 3000® Index closed out 2016 on a strong note returning 4.21% for the fourth quarter. Most of the positive return for the quarter came in November and December with the Russell 3000® Index returning 4.48% and 1.95%, respectively. In early November, non-farm payroll growth for October was reported at 161,000 which was below consensus of 178,000 although was generally considered strong enough for a Fed rate increase in December. Reported October non-
farm payroll growth combined with the President-elect’s plan to provide potential fiscal stimulus, including infrastructure spending, caused certain industries to react favorably in November, most notably banks, which outperformed the Russell
3000® Index by over 13.50%. Leveraged industries that are seen as bond substitutes due to high dividend yields, such as electric utilities and REITs, underperformed the Russell 3000® Index by 10.88% and 7.54%, respectively. In mid-
December, the Fed raised short term interest rates for the second time since the global financial crisis. This did not result in a significant market reaction because the increase had been expected by the market and November non-farm payroll growth was reported 8,000 above consensus at 178,000. Fed officials emphasized that they intend to raise interest rates gradually, and only if economic growth continues to materialize into 2017.

Non-U.S. Developed Equity Markets
For the fiscal year ended December 31, 2016, the developed non-U.S. equity market, as measured by the Russell
Developed ex-U.S. Large Cap® Index (the “Index”), was up 2.33%. The fiscal year saw a number of macroeconomic events cause market volatility, the significant drivers of which were the U.S. Federal Reserve (the “Fed’) rate hike, the U.K.
Brexit referendum, the U.S. Presidential election and uncertainty around economic data in emerging markets following an emerging market slowdown during the previous fiscal year.

Amid the market volatility, value factor outperformed the most within the Index during the fiscal year, especially gaining traction in the second half of the fiscal year. Momentum and low volatility factors underperformed the most as the fiscal year saw some trend reversals with investors rotating out of defensive areas of the market. Compared to the previous fiscal year ending December 31, 2015 when commodity driven sectors, particularly energy and materials, were the worst hit, the 2016 fiscal year saw a reversal in sector trends with these sectors gaining traction as commodity prices stabilized.

For the first half of the fiscal year ending December 31, 2016, uncertainties grew as market attention became fixated upon the U.K., culminating in the U.K. exiting the European Union on June 23rd’s Brexit referendum result, severing a 43-year membership. Broadly, this coupled with concerns over China and Fed rate hike uncertainty caused several months of volatility in the first half of 2016.

In the third quarter of the fiscal year ending December 31, 2016, emerging markets recovered with better than expected economic data from China in July 2016. As the fiscal year progressed, the Fed took a more cautious stance and lowered the expected pace of rate hikes to a one hike scenario as the most likely case for the remainder of 2016. Markets stabilized post July after witnessing months of volatility through the end of June 2016.

Markets became jittery again towards end of October ahead of the U.S. Presidential election. 2016 continued to be a year to expect the unexpected and on November 8th, Donald Trump won the electoral college vote and Republicans took the clean sweep with a majority in the house and senate. The result for markets was volatility followed by a gradual recovery. In mid-December, the U.S. finally saw a rate hike as the Fed raised its target for short-term interest rates by 0.25% to a range of 0.50% to 0.75% citing the pick-up in economic growth since the middle of the year. It was the second time in a decade that the Fed has raised rates, the first being in December 2015. Non-U.S. developed markets were down for a couple of days following the rate hike but stabilized as the year closed. The U.S. dollar remained strong in the second half of the year.

During the fiscal year ending December 31, 2016, Asia Pacific ex-Japan and Canada were the stand out non-U.S. developed markets, while the U.K. and developed Europe ex-U.K. lagged the most. Stabilization in commodity prices helped the commodity heavy economies over the fiscal year ending December 31, 2016.

Market Summary 5

Russell Investment Funds

Market Summary as of December 31, 2016, continued — (Unaudited)

In terms of sector returns within the Index for the fiscal year ended December 31, 2016, commodity driven sectors, mainly materials and energy, had the strongest outperformance, while certain defensive and rate sensitive sectors, especially health care and utilities, were the biggest laggards.

Emerging Markets
The Russell Emerging Markets® Index, as measured in U.S. dollar terms (the “Index”), gained 10.5% over the fiscal year ended December 31, 2016. The asset class experienced a strong reversal from a negative 2015. Political tailwinds, strong growth and low interest rates fueled a positive market environment.

The Index recorded a strong 4.8% increase in the first quarter of 2016. This was a sharp contrast to developed markets. The market climb was driven by strong March performance, following falls in January and February. Turmoil in Chinese equity markets and volatility in the price of oil drove a negative start to the period, in a broadly risk-off environment for equity markets. The market rebounded from mid-February as equity market and oil price volatility stabilized. A more dovish outlook for U.S. interest rate rises provided support to emerging markets, particularly countries with large current account deficits. A weakening of the U.S. dollar acted as a further tailwind. Unlike most of 2015, it was a positive period for Latin
American countries. Brazil overcame a negative start to the year to climb 27.8%. Investors appeared hopeful of a change of government and ignored weak economic data. The Brazilian Democratic Movement party withdrew from the ruling coalition.
Meanwhile, fourth quarter GDP growth contracted 5.9% year-over-year. Elsewhere, Turkey enjoyed a positive start to 2016
(20.4%), aided by low interest rate prospects in the U.S. Russia climbed 16.5% as the ruble recovered some of its 2015 depreciation. South Africa (15.1%) also benefited from speculation of accommodative U.S. Federal Reserve policy. In Asia,
China was the weakest-performing country in the first quarter. The market slipped 5.6% as economic slowdown concerns remained. After a tumultuous January, where sentiment was hampered by the failed government-implemented market
“stop” on the main stock markets, the People’s Bank of China introduced further accommodative measures to improve market liquidity. In February, the central bank moved to daily open market operations and cut its required reserve ratio for banks by 0.5%. Nevertheless, Standard & Poor’s cut its outlook on China to negative due to economic outlook. India also experienced a slowdown (-3.6%). Capitalization concerns within the nation’s banking system weighed on sentiment.

The Index recovered from a negative May to edge 1.0% higher in the second quarter of 2016. Emerging markets continued
to outperform developed markets. Fears of an impending U.S. interest rate rise weighed on sentiment, although these concerns eased over the period. This followed U.S. Federal Reserve Chair Yellen’s more “dovish” comments in June.
Expectations of future U.S. interest rate hikes were pushed out further after the U.K. Brexit referendum to leave the
European Union. The Index echoed the developed market selloff following the Brexit vote, before a subsequent rebound at quarter-end. It was also a turbulent but positive quarter for Brazil (14.7%). After a protracted process, President Dilma
Rousseff was eventually suspended from office. China extended its weak 2016 performance, as it underperformed to finish flat over the period (-0.2%). In addition, the yuan sold off on speculation that China may devalue its currency following Brexit. Economic data remained healthy but weakened over the period. Elsewhere, Taiwan edged 0.2% higher.
At quarter-end, the central bank reduced its key interest rate as expected to 1.375% from 1.5% in an effort to boost growth. Europe was the weakest-performing region within the Index. Poland was the standout laggard in the second quarter
(-15.7%), hardest hit by the U.K.’s decision to leave the European Union. Greece slid 9.6% despite surging higher in May.
Meanwhile, political developments drove market movements in Turkey (-7.9%). The market reacted negatively to Prime
Minister Ahmet Davutoglu’s resignation in May.

The Index surged 8.7% in the third quarter of 2016 in a risk-on environment. Emerging markets continued to outperform with the strongest quarterly return in over three years. Returns were amplified after the U.S. Federal Reserve failed to increase interest rates in September. The subsequent weakening of the U.S. dollar was a tailwind to the market. It was a volatile period for oil. The price surged 8.5% in the week ending the quarter as OPEC members agreed in principle to reduce output. However, the price per barrel fell 3.8% over the period. China was the strongest performing country during the quarter (13.4%), as positive economic data increased investor confidence in the economy. Second quarter GDP

6 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2016, continued — (Unaudited)

growth was positive at 6.7% year-over-year, beating estimates of 6.6%. The modest surprise was driven by an increase in consumption. The Caixin China services purchasing managers' index (“PMI”) climbed above 50 over the period. However, the inflation rate fixed lower in August to 1.3% year-over-year (from 1.9% in June). Meanwhile, Brazil continued its strong year-to-date rebound with an 11.8% climb. The impeachment process against former President Dilma Rousseff finally concluded, with investor confidence boosted on hopes President Michel Temer would implement market-friendly reforms.
Economic data also improved from recent lows. Industrial production beat expectations at -6.0% year-over-year in June, the strongest in close in one year, while the manufacturing PMI edged higher. South Korea (9.1%), Indonesia (9.2%) and
Taiwan (11.5%) also outperformed the broader Index return. In Korea, second quarter GDP growth beat expectations at
0.8% quarter-over-quarter. Elsewhere, Indonesia also beat second quarter GDP growth expectations at 4.0% quarter-over-
quarter. The central bank lowered its interest rate to 5.0% as inflation remained subdued. Positive sentiment towards
Taiwan was driven by strong corporate earnings, which led to large investor inflows. Mexico and Turkey were among the worst-performing countries for the quarter, with both the peso and lira the weakest currencies against the U.S. dollar over the period. In Mexico (-2.0%), the “Trump effect” weighed on investor confidence. Corruption scandals and the resignation of finance minister Luis Videgaray also put pressure on President Enrique Pena Nieto. Meanwhile, in Turkey (-4.8%),
markets reacted negatively to July’s failed military coup and subsequent strengthening of power by President Erdogan.
Moody’s downgrade of the country’s credit rating to “junk” status, based on increased risks to the country’s balance of payments and weaker expected future growth, further weighed on sentiment.

The Index slipped 4.2% in a volatile fourth quarter. The U.S. Presidential election victory for Donald Trump caused an emerging markets equity sell-off, with uncertainty regarding his protectionist policies weighing on sentiment. The
U.S. Federal Reserve’s December rate hike drove further U.S. dollar strength, which also negatively impacted emerging markets. However, oil exporters benefited from the oil price climb after an OPEC production deal in November, causing a wide spread among Index constituent returns. The weakest-performing countries suffered from currency weakness. Turkey, which has a large current account deficit, slumped 13.1%. Mexico (-10.3%) sold off on fears President-elect Donald
Trump would enact protectionist measures against the country after his election victory. Elsewhere, political uncertainty weighed on sentiment towards Korea (-7.4%) as President Park Geun-hye remained in power despite Parliament passing an impeachment motion in early December amid her links to corruption allegations. In India (-7.0%), Prime Minister
Narendra Modi’s decision to withdraw the 500 and 1000 rupee banknotes as part of a corruption crackdown negatively impacted investor confidence. China slipped 6.6%, suffering from year-end profit taking in a period where the yuan depreciated against the U.S. dollar. Increased regulatory restrictions on insurance companies also weighed on sentiment.
However, third-quarter Chinese GDP growth was in-line with estimates at 6.7% year-over-year, while both manufacturing and non-manufacturing PMIs improved over the period. Russia surged 16.9% in a quarter where the ruble was one of the few currencies to strengthen against the U.S. dollar. Rising oil prices and potentially warmer relations with the U.S. under
President-elect Donald Trump buoyed sentiment. Brazil experienced a volatile quarter, but extended its 2016 rally with a
2.4% climb. The real also strengthened on the back of gains in global commodity prices and expectations of reform under new president Michel Temer. Amid widespread protests, President Temer’s proposal to cap government spending for 20 years was passed by the Senate. South Africa (-3.4%) also outperformed the broader Index return. This came after the rand strengthened in December. Fraud charges against respected finance minister Pravin Gordhan were dropped after months of investigations. Other commodity exporters also outperformed including Colombia (-3.2%), Peru (-1.9%) and Chile (1.8%).
Taiwan (-2.6%) benefited from strong economic growth, which read 2.1% year-over-year for the third quarter.

U.S./Global Fixed Income Markets
The fiscal year ended December 31, 2016 was characterized by a sharply risk off market early in the period followed by a similarly sharp rebound and extended rally in risky assets (e.g. lower rated credit and emerging market currencies).
Overall, this proved positive for most fixed income sectors around the globe. U.S. interest rates rose modestly across the yield curve, but global interest rate markets were more mixed. Corporate and emerging sovereign credit markets suffered in
January and February, but returns turned positive as the year went on and eventually very significantly so. A key indicator

Market Summary 7

Russell Investment Funds

Market Summary as of December 31, 2016, continued — (Unaudited)

of global fixed income performance, the Bloomberg Barclays Global Aggregate Bond Index, returned 3.95% for the fiscal year, in U.S. dollar-hedged terms, as yields fell modestly in most major non-U.S. countries and spreads tightened during a fiscal year where monetary policy remained generally accommodative and recession fears early in the period were never realized.

Regionally, Europe outperformed the U.S. as the Fed hiked rates once again in the U.S. and greater exposure to the corporate energy sector represented headwinds to the U.S. market. The Bloomberg Barclays Pan-European Aggregate
Bond Index returned 5.82% during the period (in U.S. dollar-hedged terms), led by the corporate sector of the market, where the European Central Bank (the “ECB”) began to buy investment grade corporate bonds as a part of its expanded quantitative easing program. A sharp bond rally in the U.K. following the Brexit referendum also supported European bond performance. The U.S., in comparison, returned 2.61% during the fiscal year as measured by the Bloomberg Barclays U.S.
Aggregate Bond Index. While the U.S. corporate market performed strongly, Treasury yields rose across the yield curve representing a headwind to performance in the US.

In the U.S., economic data remained broadly positive, with solid nonfarm payroll gains and a steady decline in the unemployment rate to below 5.0%. GDP growth regained steam over the period reaching as high as 3.5% after having dipped below 1% in the first quarter of 2016. Inflation also began to tick up through the period. The Consumer Price
Index was lifted by a recovery in energy prices, but the fiscal year also witnessed modest gains in wage and producer price inflation supporting expectations that the Fed might be on a path to raise rates again, which it did in December.

In Europe, the ECB elected to further loosen monetary policy by expanding its asset purchase program to include investment grade corporate debt. In spite of continued lackluster growth in the Eurozone, the corporate market produced over 2.6%
excess returns over equivalent duration government bonds during the period as ECB demand and support dominated any fundamental issues. European peripheral markets were mixed during the period as idiosyncratic political events led to more divergent performance. A series of delayed and failed bank restructurings as well as a failed referendum on political reform led Italian bonds to lag in the market rally. Spain, on the other hand, held an election with an ambiguous result but by the end of the period appeared on a path for the current lead party to maintain power. As a result, Spanish 10-year bond yields fell over 20 basis points.

Emerging markets suffered more than most early in the period as commodity prices fell, but ultimately rallied to produce exceptionally strong performance for the fiscal year. China’s growth beat expectations with 6.7% reported GDP growth for
3 consecutive quarters. In Brazil, the President was impeached, which the market took very favorably. The Brazilian Real was the strongest performing major currency worldwide up over 35% against the U.S. dollar. One country that struggled in emerging markets throughout the year was Mexico. Beaten down by market sentiment early in the year, Mexican assets failed to rally later in the year as the possibility and ultimate eventuality of a Trump presidency in the U.S. appeared to pose significant risks to that economy. Emerging market (“EM”) debt outperformed developed markets (the Bloomberg Barclays
EM Hard Currency Aggregate Bond Index outperformed equivalent-duration U.S. Treasuries by 8.80%) as growth and sentiment stabilized. Local currency EM bonds (those issued in the issuing country’s own currency) did not return quite as strongly (the Bloomberg Barclays EM Local Currency Government Bond Index returned 3.51%) as the drawdown in the first quarter of the year was much sharper for EM currencies than credit, though the subsequent rally was similarly fierce.

Strong corporate new issuance volumes continued in the fiscal year period after a brief lull in the first quarter of 2016.
Overall, corporate credit was up globally (the Bloomberg Barclays Global Aggregate Corporate Bond Index returned 5.83%
over equivalent-duration government bonds), with particularly strong performance out of the industrial sector of the market.
Financials performed well versus government bonds, but lagged their industrial counterparts as sustained flat yield curves weighed on banking sector profitability and organic growth outlook.

8 Market Summary

Russell Investment Funds

Market Summary as of December 31, 2016, continued — (Unaudited)

High yield corporate credit was among the best-performing segments of the market (the Bloomberg Barclays Global High
Yield Bond Index returned 13.98% over equivalent-duration Treasuries), as market sentiment flipped early in the year and defaults were limited outside of the energy sector.

Market Summary 9

Russell Investment Funds
Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Moderate Strategy Fund			Russell 1000® Index***
	Total			Total
	Return			Return
1 Year	7.75%		1 Year	12.05%
5 Years	5.66	%§	5 Years	14.69	%§
Inception*	4.33	%§	Inception*	6.74	%§

Bloomberg Barclays U.S. Aggregate Bond Index**
	Total
	Return
1 Year	2.65%
5 Years	2.23	%§
Inception*	4.28	%§

10 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2016
(Unaudited)

The Moderate Strategy Fund (the “Fund”) is a fund of funds that	characterized by higher levels of volatility and dispersion across
invests principally in other Russell Investment Funds (“RIF”)	return sources. Within the fixed/other income Underlying Funds,
and Russell Investment Company (“RIC”) mutual funds (the	exposure to high yield debt was beneficial as it was one of the best
“Underlying Funds”). The Underlying Funds employ a multi-	performing asset classes globally. With the expectations and the
manager approach whereby portions of the Underlying Funds	eventual rise of interest rates in the last month of 2016, more rate
are allocated to different money manager strategies. Underlying	sensitive real assets like global real estate investment trusts and
Fund assets not allocated to money managers are managed by	global infrastructure suffered in performance.
Russell Investment Management, LLC (“RIM”), the Fund’s	The U.S. equity market, as measured by the S&P 500® Index, was
and Underlying Funds’ advisor. RIM, as the Underlying Funds’	up 11.96% over the period but also experienced multiple draw
advisor, may change the allocation of the Underlying Funds’	downs. The Fund’s exposure to global equities proved beneficial
assets among money managers at any time. An exemptive order	over the period as emerging markets rallied and outperformed
from the Securities and Exchange Commission (“SEC”) permits	U.S. equities. In addition, the Fund’s allocation to U.S. small
RIM to engage or terminate a money manager in an Underlying	cap equity contributed positively, as the market outpaced other
Fund at any time, subject to approval by the Underlying Fund’s	asset classes. By contrast, non-U.S. developed equity was one of
Board, without a shareholder vote. Pursuant to the terms of the	the lowest performing portions of the Fund’s exposure as falling
exemptive order, an Underlying Fund is required to notify its	commodities and currencies weighed on returns.
shareholders within 90 days of when a money manager begins
providing services.	How did the investment strategies and techniques employed
What is the Fund’s investment objective?	by the Fund and the Underlying Funds affect the Fund’s
performance?
The Fund seeks to provide current income and moderate long	The Fund is a fund of funds and its performance is based on RIM’s
term capital appreciation.	strategic asset allocations, the performance of the Underlying
How did the Fund perform relative to its benchmark for the	Funds in which the Fund invests, and tactical changes in the
fiscal year ended December 31, 2016?	Fund’s asset allocation throughout the year. The Fund’s diverse
For the fiscal year ended December 31, 2016, the Fund gained	investments across global equity, alternative and fixed/other
7.75%. This is compared to the Fund’s primary benchmark, the	income Underlying Funds benefited performance relative to the
Bloomberg Barclays U.S. Aggregate Bond Index, which gained	Bloomberg Barclays U.S. Aggregate Bond Index.
2.65% during the same period. The Fund’s performance includes	The Fund’s strategic allocation to fixed income Underlying
operating expenses, whereas index returns are unmanaged and do	Funds generally had a positive impact on its benchmark-
not include expenses of any kind.	relative performance. An allocation to the RIF Core Bond Fund
For the fiscal year ended December 31, 2016, the Morningstar®	contributed, as this Underlying Fund outperformed the Fund’s
Insurance Allocation – 30% to 50% Equity Category, a group of	benchmark due to the positive performance of credit, particularly
funds that Morningstar considers to have investment strategies	high yield corporate credit, given the Underlying Fund’s strategic
similar to those of the Fund, gained 5.53%. This result serves as	overweight to credit risk. The excess returns in fixed income
a peer comparison and is expressed net of operating expenses.	assets were partially offset by the performance of the RIC Russell
Global Opportunistic Credit Fund. From an active management
The Fund’s outperformance relative to the Bloomberg Barclays	perspective, this Underlying Fund underperformed its benchmark
U.S. Aggregate Bond was primarily due to the Fund’s strategic	due to the underperformance of bank loans and local currency
exposure to global equities as emerging markets rallied and	emerging market debt, two sectors in which the Underlying Fund
outperformed U.S. equities over the period; exposure to high yield	invests.
debt, as it was one of the best performing asset classes globally;
and exposure to a stronger U.S. dollar.	The Fund’s global equity exposure had a mixed impact on its
benchmark-relative performance. The Fund benefited from
How did the market conditions described in the Market	exposure to the RIC Russell Emerging Markets Fund as a result of
Summary report affect the Fund’s performance?	the strong performance of emerging markets equities and security
The Fund seeks to achieve its objective by investing in Underlying	selection within the Underlying Fund. By contrast, overweights
Funds that provide exposure to a range of diversified investments,	to European securities in the RIF Non-U.S. Fund caused the
and most major asset classes invested in by the Underlying	Underlying Fund to struggle as European equities continued to
Funds produced positive absolute returns during the period.	lag the U.S. equity market.
Markets during the fiscal year ended December 31, 2016 were

Moderate Strategy Fund 11

Russell Investment Funds
Moderate Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2016
(Unaudited)

Describe any changes to the Fund’s structure or allocation	2016, RIM reduced high yield credit exposure and increased the
to the Underlying Funds.	Fund’s exposure to global real estate investment trusts. RIM’s
RIM has the discretion to vary the Fund’s actual allocation	modifications to the Fund’s asset allocation were additive during
from the target strategic asset allocation by up to +/- 5% at the	the period.
equity, fixed/other income or alternative category level based on	RIM also made strategic asset allocation changes during the
RIM’s capital markets research. In addition to investing in the	period. In September 2016, RIM added further diversity and
Underlying Funds, RIM may seek to actively manage a Fund’s	dynamism to the Fund through the addition of the RIC Russell
overall exposures by investing in derivatives that RIM believes	Multi-Strategy Income Fund and RIC Unconstrained Total Return
will achieve the desired risk/return profile for the Fund. RIM’s	Fund as Underlying Funds.
asset allocation modifications, implemented through both tactical
changes to Underlying Fund allocations and derivatives-based	The views expressed in this report reflect those of the
exposures, benefited the Fund’s performance relative to the	portfolio managers only through the end of the period
Fund’s target strategic asset allocation.	covered by the report. These views do not necessarily
represent the views of RIM, or any other person in RIM or
RIM adapted the Fund’s asset allocation over the period as market	any other affiliated organization. These views are subject to
opportunities and risks evolved. During the first quarter of 2016,	change at any time based upon market conditions or other
equity markets declined substantially, and RIM added further risk	events, and RIM disclaims any responsibility to update the
to the portfolio by overweighting exposure to high yield credit and	views contained herein. These views should not be relied
emerging markets equity compared with core bond holdings and	on as investment advice and, because investment decisions
cash. Markets subsequently rebounded from the February lows	for a Russell Investment Funds (“RIF”) Fund are based on
and RIM reduced risk exposure to a more defensive stance with	numerous factors, should not be relied on as an indication
the Fund’s equity allocation below strategic weights. In December	of investment decisions of any RIF Fund.

* Assumes initial investment on April 30, 2007.

** The Bloomberg Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

Effective August 24, 2016 the Barclays fixed income benchmark indices, including the Barclays Aggregate family of indices, were renamed the Bloomberg
Barclays family of indices.

*** The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§ Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with Securities and Exchange
Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted Accounting Principles (“U.S.
GAAP”).

12 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund

Shareholder Expense Example — December 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2016 to December 31, 2016.	July 1, 2016	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2016	$1,024.70	$1,024.58
The information in the table under the heading “Actual	Expenses Paid During Period*	$0.56	$0.56
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.11%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period). May reflect amounts waived and/or reimbursed. Without any
$1,000 (for example, an $8,600 account value divided by $1,000	waivers and/or reimbursements, expenses would have been higher.
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Moderate Strategy Fund 13

Russell Investment Funds
Moderate Strategy Fund

Schedule of Investments — December 31, 2016

Amounts in thousands (except share amounts)

				Fair
				Value
	Shares			$
Investments in Affiliated Mutual Funds - 98.1%
Alternative - 7.6%
RIC Russell Commodity Strategies Fund Class Y		563,665		3,224
RIC Russell Global Infrastructure Fund Class Y		294,697		3,159
RIF Global Real Estate Securities Fund		134,662		1,885
				8,268

Domestic Equities - 5.9%
RIC Russell U.S. Defensive Equity Fund Class Y		1,727		83
RIC Russell U.S. Dynamic Equity Fund Class Y		179,919		1,864
RIF Aggressive Equity Fund		280,062		4,260
RIF Multi-Style Equity Fund		6,112		104
				6,311

Fixed Income - 55.9%
RIC Russell Global Opportunistic Credit Fund Class Y		1,884,610		17,678
RIC Russell Investment Grade Bond Fund Class Y		632,795		13,244
RIC Unconstrained Total Return Fund Class Y		543,118		5,377
RIF Core Bond Fund		2,356,311		23,846
				60,145

International Equities - 18.7%
RIC Russell Emerging Markets Fund Class Y		436,965		6,904
RIC Russell Global Equity Fund Class Y		696,722		6,918
RIF Non-U.S. Fund		568,877		6,343
				20,165

Specialty - 10.0%
RIC Russell Multi-Strategy Income Fund Class Y		1,110,019		10,712

Total Investments in Affiliated Mutual Funds
(cost $103,183)				105,601

Options Purchased - 0.1%
(Number of Contracts)
iShares MSCI Emerging Markets Index
Mar 2017 36.60 Call (41,389)	USD	1,515	(ÿ)	28
S&P 500 Index
Mar 2017 2,279.87 Call (1,550)	USD	3,534	(ÿ)	46
Jan 2017 2,078.17 Put (1,072)	USD	2,228	(ÿ)	1
Total Options Purchased
(cost $171)				75

Short-Term Investments - 0.5%
U.S. Cash Management Fund		516,036	(8)	516
Total Short-Term Investments
(cost $516)				516

Total Investments 98.7%
(identified cost $103,870)				106,192

Other Assets and Liabilities, Net - 1.3%				1,440
Net Assets - 100.0%				107,632

See accompanying notes which are an integral part of the financial statements.

14 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund

Schedule of Investments, continued — December 31, 2016

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Amsterdam Index Futures	4	EUR	386	01/17	8
CAC40 Euro Index Futures	25	EUR	1,216	01/17	21
DAX Index Futures	4	EUR	1,147	03/17	26
EURO STOXX 50 Index Futures	23	EUR	754	03/17	18
FTSE/MIB Index Futures	2	EUR	192	03/17	6
IBEX 35 Index Futures	4	EUR	373	01/17	3
OMXS 30 Index Futures	18	SEK	2,734	01/17	(4)
Russell 1000 Mini Index Futures	2	USD	124	03/17	(1)
S&P 500 E-Mini Index Futures	19	USD	2,124	03/17	(15)
S&P Mid 400 E-Mini Index Futures	2	USD	332	03/17	(7)
Short Positions
FTSE 100 Index Futures	6	GBP	423	03/17	(15)
MSCI Emerging Markets Mini Index Futures	53	USD	2,276	03/17	58
Russell 1000 Mini Index Futures	4	USD	248	03/17	3
S&P 500 E-Mini Index Futures	32	USD	3,578	03/17	24
S&P Mid 400 E-Mini Index Futures	2	USD	332	03/17	4
S&P/TSX 60 Index Futures	8	CAD	1,435	03/17	—
SPI 200 Index Futures	9	AUD	1,267	03/17	(22)
TOPIX Index Futures	9	JPY	136,620	03/17	(27)
United States 2 Year Treasury Note Futures	7	USD	1,517	03/17	1
United States 5 Year Treasury Note Futures	21	USD	2,471	03/17	7
United States 10 Year Treasury Note Futures	13	USD	1,616	03/17	8
United States Long Bond Futures	1	USD	150	03/17	1
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					97

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional	Expiration	Fair Value
	Call/Put	Contracts	Price		Amount	Date	$
iShares MSCI Emerging Markets Index	Put	41,389	32.62	USD	1,350	03/17/17	(25)
S&P 500 Index	Put	2,144	1,868.25	USD	4,006	01/06/17	(1)
S&P 500 Index	Put	1,550	2,031.57	USD	3,149	03/17/17	(23)
Total Liability for Options Written (premiums received $72)							(49)

Transactions in options written contracts for the period ended December 31, 2016 were as follows:
	Number of	Premiums
	Contracts	Received
Outstanding December 31, 2015	—	$—
Opened	49,859	283
Closed	—	—
Expired	(4,776)	(211)
Outstanding December 31, 2016	45,083	$72

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 15

Russell Investment Funds
Moderate Strategy Fund

Schedule of Investments, continued — December 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	193	RUB	12,590	03/15/17	9
Bank of America	CNY	2,030	USD	292	03/15/17	6
Bank of America	EUR	160	USD	167	03/15/17	(2)
Bank of America	JPY	15,470	USD	132	03/15/17	(1)
Bank of America	TWD	9,520	USD	301	03/15/17	7
Royal Bank of Canada	USD	2	CHF	2	01/10/17	—
Royal Bank of Canada	USD	26	EUR	24	01/10/17	—
Royal Bank of Canada	USD	18	GBP	14	01/10/17	—
Royal Bank of Canada	USD	4	HKD	30	01/10/17	—
Royal Bank of Canada	USD	—	SEK	3	01/10/17	—
Royal Bank of Canada	AUD	11	USD	8	01/10/17	—
Royal Bank of Canada	CAD	2	USD	2	01/10/17	—
Royal Bank of Canada	JPY	4,056	USD	36	01/10/17	—
Royal Bank of Canada	SGD	1	USD	1	01/10/17	—
Standard Chartered	USD	291	INR	20,020	03/15/17	1
State Street	USD	213	AUD	296	01/10/17	—
State Street	USD	292	CAD	396	01/10/17	3
State Street	USD	512	CAD	680	03/15/17	(5)
State Street	USD	251	CHF	257	01/10/17	1
State Street	USD	931	EUR	890	01/10/17	6
State Street	USD	356	EUR	330	03/15/17	(7)
State Street	USD	511	GBP	417	01/10/17	3
State Street	USD	90	GBP	70	03/15/17	(3)
State Street	USD	107	HKD	831	01/10/17	—
State Street	USD	657	JPY	76,683	01/10/17	—
State Street	USD	304	JPY	34,500	03/15/17	(8)
State Street	USD	276	MXN	5,700	03/15/17	(4)
State Street	USD	106	SEK	971	01/10/17	—
State Street	USD	36	SGD	52	01/10/17	—
State Street	USD	411	ZAR	5,730	03/15/17	—
State Street	AUD	285	USD	212	01/10/17	6
State Street	AUD	296	USD	213	02/07/17	—
State Street	AUD	1,180	USD	877	03/15/17	28
State Street	CAD	394	USD	294	01/10/17	1
State Street	CAD	396	USD	293	02/07/17	(3)
State Street	CHF	259	USD	256	01/10/17	1
State Street	CHF	257	USD	251	02/07/17	(2)
State Street	EUR	914	USD	975	01/10/17	12
State Street	EUR	890	USD	932	02/07/17	(6)
State Street	GBP	431	USD	539	01/10/17	7
State Street	GBP	417	USD	511	02/07/17	(3)
State Street	HKD	861	USD	111	01/10/17	—
State Street	HKD	831	USD	107	02/07/17	—
State Street	JPY	72,627	USD	643	01/10/17	22
State Street	JPY	76,683	USD	657	02/07/17	—
State Street	SEK	974	USD	107	01/10/17	—
State Street	SEK	971	USD	106	02/07/17	—
State Street	SGD	51	USD	36	01/10/17	1
State Street	SGD	52	USD	36	02/07/17	—
UBS	KRW	349,910	USD	300	03/15/17	10
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						80

See accompanying notes which are an integral part of the financial statements.

16 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund

Schedule of Investments, continued — December 31, 2016

Total Return Swap Contracts (*)
Amounts in thousands
		Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Amount		Date	$
Dow Jones U.S. Real Estate Total Return Index	Bank of America	USD	1,257	03/07/17	(59)
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)					(59)

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fee was based on the
3 Month LIBOR rate plus a fee of 0.075%.

Credit Default Swap Contracts

Amounts in thousands

Credit Indices
				Fund (Pays)/
				Receives	Termination	Fair Value
Reference Entity	Counterparty	Notional Amount		Fixed Rate	Date	$

CDX Emerging Markets Index	Barclays	USD	3,700	(1.000%)	12/20/21	231

CDX NA High Yield Index	Morgan Stanley	USD	2,800	5.000%	12/20/21	178
Total Fair Value on Open Credit Indices Premiums Paid (Received) - $350						409

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Investments in Affiliated Mutual Funds	$105,601	$—	$—	$—	$105,601	98.1
Options Purchased	—	75	—	—	75	0.1
Short-Term Investments	—	—	—	516	516	0.5
Total Investments	105,601	75	—	516	106,192	98.7
Other Assets and Liabilities, Net						1.3
						100.0
Other Financial Instruments
Assets
Futures Contracts	188	—	—	—	188	0.2
Foreign Currency Exchange Contracts	—	124	—	—	124	0.1
Credit Default Swap Contracts	—	409	—	—	409	0.4

Liabilities
Futures Contracts	(91)	—	—	—	(91)	(0.1)
Options Written	—	(49)	—	—	(49)	(—)*
Foreign Currency Exchange Contracts	—	(44)	—	—	(44)	(—)*
Total Return Swap Contracts	—	(59)	—	—	(59)	(0.1)
Total Other Financial Instruments**	$97	$381	$—	$—	$478

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 17

Russell Investment Funds
Moderate Strategy Fund

Schedule of Investments, continued — December 31, 2016

(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

18 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund

Fair Value of Derivative Instruments — December 31, 2016

Amounts in thousands

			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$75	$—	$—	$—
Unrealized appreciation on foreign currency exchange contracts	—	—	124	—
Variation margin on futures contracts**	171	—	—	17
Credit default swap contracts, at fair value	—	409	—	—
Total	$246	$409	$124	$17

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$91	$—	$—	$—
Unrealized depreciation on foreign currency exchange contracts	—	—	44	—
Options written, at fair value	49	—	—	—
Total return swap contracts, at fair value	59	—	—	—
Total	$199	$—	$44	$—
			Foreign
	Equity	Credit	Currency	Interest Rate
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$(212)	$—	$—	$—
Futures contracts	180	—	—	165
Options written	211	—	—	—
Total return swap contracts	(15)	—	—	—
Credit default swap contracts	—	242	—	—
Foreign currency-related transactions****	—	—	225	—
Total	$164	$242	$225	$165

Location: Statement of Operations - Net change in unrealized appreciation
(depreciation)
Investments*****	$(96)	$—	$—	$—
Futures contracts	89	—	—	17
Options written	23	—	—	—
Total return swap contracts	(40)	—	—	—
Credit default swap contracts	—	80	—	—
Foreign currency-related transactions******	—	—	94	—
Total	$(24)	$80	$94	$17

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***** Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
****** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 19

Russell Investment Funds
Moderate Strategy Fund
Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$75	$—	$75
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	124	—	124
Futures Contracts	Variation margin on futures contracts	66	—	66
Credit Default Swap Contracts	Credit default swap contracts, at fair value	409	—	409
Total Financial and Derivative Assets		674	—	674
Financial and Derivative Assets not subject to a netting agreement		(474)	—	(474)
Total Financial and Derivative Assets subject to a netting agreement		$200	$—	$200

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$95	$95	$—	$—
JPMorgan Chase	1	1	—	—
Royal Bank of Canada	1	1	—	—
Standard Chartered	1	—	—	1
State Street	92	42	—	50
UBS	10	—	—	10
Total	$200	$139	$—	$61

See accompanying notes which are an integral part of the financial statements.

20 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund
Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
December 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$22	$—	$22
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	44	—	44
Options Written Contracts	Options written, at fair value	49	—	49
Total Return Swap Contracts	Total return swap contracts, at fair value	59	—	59
Total Financial and Derivative Liabilities		174	—	174
Financial and Derivative Liabilities not subject to a netting agreement		(21)	—	(21)
Total Financial and Derivative Liabilities subject to a netting agreement		$153	$—	$153

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$109	$95	$—	$14
JPMorgan Chase	1	1	—	—
Royal Bank of Canada	1	1	—	—
State Street	42	42	—	—
Total	$153	$139	$—	$14

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 21

Russell Investment Funds
Moderate Strategy Fund

Statement of Assets and Liabilities — December 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$103,870
Investments, at fair value(>)	106,192
Cash (restricted)(a)	1,150
Unrealized appreciation on foreign currency exchange contracts	124
Receivables:
Dividends from affiliated funds	1
Fund shares sold	91
From affiliates	4
Variation margin on futures contracts	66
Credit default swap contracts, at fair value(+)	409
Total assets	108,037

Liabilities
Payables:
Due to broker (b)	104
Investments purchased	91
Accrued fees to affiliates	5
Other accrued expenses	31
Variation margin on futures contracts	22
Unrealized depreciation on foreign currency exchange contracts	44
Options written, at fair value(x)	49
Total return swap contracts, at fair value(8)	59
Total liabilities	405

Net Assets	$107,632

See accompanying notes which are an integral part of the financial statements.

22 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund

Statement of Assets and Liabilities, continued — December 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(7)
Accumulated net realized gain (loss)	(992)
Unrealized appreciation (depreciation) on:
Investments	2,322
Futures contracts	97
Options written	23
Total return swap contracts	(59)
Credit default swap contracts	59
Foreign currency-related transactions	80
Shares of beneficial interest	111
Additional paid-in capital	105,998
Net Assets	$107,632

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$9.69
Net assets	$107,632,009
Shares outstanding ($.01 par value)	11,103,015
Amounts in thousands
(x) Premiums received on options written	$72
(+) Credit default swap contracts - premiums paid (received)	$350
(8) Total return swap contracts - premiums paid (received)	$—
(>) Investments in affiliated funds	$106,117

(a) Cash Collateral for Futures	$1,150
(b) Due to Broker for Swaps	$104
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 23

Russell Investment Funds
Moderate Strategy Fund

Statement of Operations — For the Period Ended December 31, 2016

Amounts in thousands
Investment Income
Dividends from affiliated funds	$3,629

Expenses
Advisory fees	222
Administrative fees	47
Custodian fees (1)	30
Transfer agent fees	5
Professional fees	35
Trustees’ fees	4
Printing fees	19
Miscellaneous	7
Expenses before reductions	369
Expense reductions	(248)
Net expenses	121
Net investment income (loss)	3,508

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	3,851
Futures contracts	345
Options written	211
Total return swap contracts	(15)
Credit default swap contracts	242
Foreign currency-related transactions	225
Capital gain distributions from affiliated funds	771
Net realized gain (loss)	5,630
Net change in unrealized appreciation (depreciation) on:
Investments	(1,042)
Futures contracts	106
Options written	23
Total return swap contracts	(40)
Credit default swap contracts	80
Foreign currency-related transactions	94
Net change in unrealized appreciation (depreciation)	(779)
Net realized and unrealized gain (loss)	4,851
Net Increase (Decrease) in Net Assets from Operations	$8,359

(1)     Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

24 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,508	$2,871
Net realized gain (loss)	5,630	2,533
Net change in unrealized appreciation (depreciation)	(779)	(7,223)
Net increase (decrease) in net assets from operations	8,359	(1,819)

Distributions
From net investment income	(4,052)	(2,802)
From net realized gain	(4,815)	(2,669)
Net decrease in net assets from distributions	(8,867)	(5,471)

Share Transactions*
Net increase (decrease) in net assets from share transactions	95	417
Total Net Increase (Decrease) in Net Assets	(413)	(6,873)

Net Assets
Beginning of period	108,045	114,918
End of period	$107,632	$108,045
Undistributed (overdistributed) net investment income included in net assets	$(7)	$250

* Share transaction amounts (in thousands) for the periods ended December 31, 2016 and December 31, 2015 were as follows:
	2016		2015
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	1,057	$10,402	836	$8,599
Proceeds from reinvestment of distributions	917	8,867	538	5,470
Payments for shares redeemed	(1,921)	(19,174)	(1,321)	(13,652)
Total increase (decrease)	53	$95	53	$417

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 25

Russell Investment Funds
Moderate Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2016	9.78	.31	.43	.74	(.38)	(.45)
December 31, 2015	10.45	.26	(.43)	(.17)	(.25)	(.25)
December 31, 2014	10.41	.31	.19	.50	(.30)	(.16)
December 31, 2013	10.10	.18	.50	.68	(.18)	(.19)
December 31, 2012	9.41	.30	.73	1.03	(.29)	(.05)

See accompanying notes which are an integral part of the financial statements.

26 Moderate Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(e)	(000)	Gross(c)	Net(c)(d)	Net Assets(b)(d)	Turnover Rate
(.83)	9.69	7.75	107,632.33		.11	3.17	38
(.50)	9.78	(1.71)	108,045.32		.11	2.57	29
(.46)	10.45	4.85	114,918.35		.10	2.89	18
(.37)	10.41	6.79	103,093.35		.10	1.69	18
(.34)	10.10	11.07	94,221.36		.10	3.01	20

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 27

Russell Investment Funds
Moderate Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended December 31, 2016 were as follows:
Administration fees	$3,905
Transfer agent fees	404
Trustee fees	774
$5,083

Transactions (amounts in thousands) during the period ended December 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:

	Fair Value,					Change in
Beginning of			Realized Gain			Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)		Gain (Loss)	of Period	Distributions	Distributions
RIC Russell Commodity Strategies
Fund	$1,628	$1,997	$674	$(236	) $	509	$3,224	$—	$—
RIC Russell Global Infrastructure
Fund	3,240	1,081	1,180	(39)		57	3,159	109	94
RIF Global Real Estate Securities
Fund	1,080	1,190	304	2		(83)	1,885	58	55
RIC Russell U.S. Defensive Equity
Fund	4,303	310	4,844	2,536		(2,222)	83	31	7
RIC Russell U.S. Dynamic Equity
Fund	3,216	512	2,133	(110)		379	1,864	35	75
RIF Aggressive Equity Fund	4,279	814	1,623	(147)		937	4,260	30	2
RIF Multi-Style Equity Fund	4,835	450	5,432	1,570		(1,319)	104	40	72
RIC Russell Global Opportunistic
Credit Fund	14,098	5,289	2,902	(108)		1,301	17,678	838	—
RIC Russell Investment Grade Bond
Fund	17,353	1,519	5,336	(53)		(239)	13,244	674	41
RIC Unconstrained Total Return
Fund	—	5,849	416	(2)		(54)	5,377	78	13
RIF Core Bond Fund	34,671	3,102	14,170	290		(47)	23,846	1,148	53
RIC Russell Emerging Markets Fund	4,276	3,728	1,459	(133)		492	6,904	88	—
RIC Russell Global Equity Fund	6,458	2,674	2,248	274		(240)	6,918	91	359
RIF Non-U.S. Fund	6,441	1,236	1,334	232		(232)	6,343	207	—
RIC Russell Multi-Strategy Income
Fund	—	11,746	836	(13)		(185)	10,712	196	—
U.S. Cash Management Fund	1,732	4,975	6,191	—		—	516	6	—
	$107,610	$46,472	$51,082	$4,063		$(946)	$106,117	$3,629	$771

Federal Income Taxes

At December 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$105,646,631
Unrealized Appreciation	$895,998
Unrealized Depreciation	(350,701)
Net Unrealized Appreciation (Depreciation)	$545,297
Undistributed Ordinary Income	$269,136
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$888,804

See accompanying notes which are an integral part of the financial statements.

28 Moderate Strategy Fund

Russell Investment Funds
Moderate Strategy Fund

Federal Income Taxes, continued

Tax Composition of Distributions
Ordinary Income	$4,128,337
Long-Term Capital Gains	$4,738,925

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting.  Book-tax differences may be due to foreign currency gains and losses, reclassifications of dividends and differences in treatment of income from swaps.  These adjustments have no impact on the net assets. At December 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$287
Accumulated net realized gain (loss)	(288)
Additional paid-in capital	1

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund 29

Russell Investment Funds
Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Balanced Strategy Fund			Russell 1000® Index***
	Total			Total
	Return			Return
1 Year	9.05%		1 Year	12.05%
5 Years	7.20	%§	5 Years	14.69	%§
Inception*	4.12	%§	Inception*	6.74	%§

Bloomberg Barclays U.S. Aggregate Bond Index**			Russell Developed ex-U.S. Large Cap® Index Net****
				Total
	Total			Return
	Return		1 Year	2.42%
1 Year	2.65%		5 Years	6.36	%§
5 Years	2.23	%§	Inception*	0.27	%§
Inception*	4.28	%§

30 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2016
(Unaudited)

The Balanced Strategy Fund (the “Fund”) is a fund of funds that	Markets during the fiscal year ended December 31, 2016 were
invests principally in other Russell Investment Funds (“RIF”)	characterized by higher levels of volatility and dispersion across
and Russell Investment Company (“RIC”) mutual funds (the	return sources. Within the fixed/other income Underlying Funds,
“Underlying Funds”). The Underlying Funds employ a multi-	exposure to high yield debt was beneficial as it was one of the best
manager approach whereby portions of the Underlying Funds	performing asset classes globally. With the expectations and the
are allocated to different money manager strategies. Underlying	eventual rise of interest rates in the last month of 2016, more rate
Fund assets not allocated to money managers are managed by	sensitive real assets like global real estate investment trusts and
Russell Investment Management, LLC (“RIM”), the Fund’s	global infrastructure suffered in performance.
and Underlying Funds’ advisor. RIM, as the Underlying Funds’	The U.S. equity market, as measured by the S&P 500® Index, was
advisor, may change the allocation of the Underlying Funds’	up 11.96% over the period but also experienced multiple draw
assets among money managers at any time. An exemptive order	downs. The Fund’s exposure to global equities proved beneficial
from the Securities and Exchange Commission (“SEC”) permits	over the period as emerging markets rallied and outperformed
RIM to engage or terminate a money manager in an Underlying	U.S. equities. In addition, the Fund’s allocation to U.S. small
Fund at any time, subject to approval by the Underlying Fund’s	cap equity contributed positively, as the market outpaced other
Board, without a shareholder vote. Pursuant to the terms of the	asset classes. By contrast, non-U.S. developed equity was one of
exemptive order, an Underlying Fund is required to notify its	the lowest performing portions of the Fund’s exposure as falling
shareholders within 90 days of when a money manager begins	commodities and currencies weighed on returns.
providing services.

What is the Fund’s investment objective?	How did the investment strategies and techniques employed
by the Fund and the Underlying Funds affect the Fund’s
The Fund seeks to provide above average long term capital	performance?
appreciation and a moderate level of current income.	The Fund is a fund of funds and its performance is based on RIM’s
How did the Fund perform relative to its benchmark for the	strategic asset allocations, the performance of the Underlying
fiscal year ended December 31, 2016?	Funds in which the Fund invests, and tactical changes in the
For the fiscal year ended December 31, 2016, the Fund gained	Fund’s asset allocation throughout the year. The Fund’s diverse
9.05%. This is compared to the Fund’s primary benchmark, the	investments across global equity, alternative and fixed/other
Bloomberg Barclays U.S. Aggregate Bond Index, which gained	income Underlying Funds benefited performance relative to the
2.65% during the same period. The Fund’s performance includes	Bloomberg Barclays U.S. Aggregate Bond Index.
operating expenses, whereas index returns are unmanaged and do	The Fund’s strategic allocation to fixed income Underlying
not include expenses of any kind.	Funds generally had a positive impact on its benchmark-
For the fiscal year ended December 31, 2016, the Morningstar®	relative performance. An allocation to the RIF Core Bond Fund
Insurance Allocation – 50% to 70% Equity Category, a group of	contributed, as this Underlying Fund outperformed the Fund’s
funds that Morningstar considers to have investment strategies	benchmark due to the positive performance of credit, particularly
similar to those of the Fund, gained 6.47%. This result serves as	high yield corporate credit, given the Underlying Fund’s strategic
a peer comparison and is expressed net of operating expenses.	overweight to credit risk. The excess returns in fixed income assets were partially offset by the performance of the RIC Russell
Global Opportunistic Credit Fund. From an active management
The Fund’s outperformance relative to the Bloomberg Barclays	perspective, this Underlying Fund underperformed its benchmark
U.S. Aggregate Bond was primarily due to the Fund’s strategic	due to the underperformance of bank loans and local currency
exposure to global equities as emerging markets rallied and	emerging market debt, two sectors in which the Underlying Fund
outperformed U.S. equities over the period; exposure to high yield	invests.
debt, as it was one of the best performing asset classes globally;	The Fund’s global equity exposure had a mixed impact on its
and exposure to a stronger U.S. dollar.	benchmark-relative performance. The Fund benefited from
How did the market conditions described in the Market	exposure to the RIC Russell Emerging Markets Fund as a result of
Summary report affect the Fund’s performance?	the strong performance of emerging markets equities and security
The Fund seeks to achieve its objective by investing in Underlying	selection within the Underlying Fund. By contrast, overweights
Funds that provide exposure to a range of diversified investments,	to European securities in the RIF Non-U.S. Fund caused the
and most major asset classes invested in by the Underlying	Underlying Fund to struggle as European equities continued to
Funds produced positive absolute returns during the period.	lag the U.S. equity market.

Balanced Strategy Fund 31

Russell Investment Funds
Balanced Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2016
(Unaudited)

Describe any changes to the Fund’s structure or allocation	2016, RIM reduced high yield credit exposure and increased the
to the Underlying Funds.	Fund’s exposure to global real estate investment trusts. RIM’s
RIM has the discretion to vary the Fund’s actual allocation	modifications to the Fund’s asset allocation were additive during
from the target strategic asset allocation by up to +/- 5% at the	the period.
equity, fixed/other income or alternative category level based on	RIM also made strategic asset allocation changes during the
RIM’s capital markets research. In addition to investing in the	period. In September 2016, RIM added further diversity and
Underlying Funds, RIM may seek to actively manage a Fund’s	dynamism to the Fund through the addition of the RIC Russell
overall exposures by investing in derivatives that RIM believes	Multi-Strategy Income Fund and RIC Unconstrained Total Return
will achieve the desired risk/return profile for the Fund. RIM’s	Fund as Underlying Funds.
asset allocation modifications, implemented through both tactical
changes to Underlying Fund allocations and derivatives-based	The views expressed in this report reflect those of the
exposures, benefited the Fund’s performance relative to the	portfolio managers only through the end of the period
Fund’s target strategic asset allocation.	covered by the report. These views do not necessarily
represent the views of RIM, or any other person in RIM or
RIM adapted the Fund’s asset allocation over the period as market	any other affiliated organization. These views are subject to
opportunities and risks evolved. During the first quarter of 2016,	change at any time based upon market conditions or other
equity markets declined substantially, and RIM added further risk	events, and RIM disclaims any responsibility to update the
to the portfolio by overweighting exposure to high yield credit and	views contained herein. These views should not be relied
emerging markets equity compared with core bond holdings and	on as investment advice and, because investment decisions
cash. Markets subsequently rebounded from the February lows	for a Russell Investment Funds (“RIF”) Fund are based on
and RIM reduced risk exposure to a more defensive stance with	numerous factors, should not be relied on as an indication
the Fund’s equity allocation below strategic weights. In December	of investment decisions of any RIF Fund.

* Assumes initial investment on April 30, 2007.

** The Bloomberg Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

Effective August 24, 2016 the Barclays fixed income benchmark indices, including the Barclays Aggregate family of indices, were renamed the Bloomberg
Barclays family of indices.

*** The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

*** The Russell Developed ex-U.S. Large Cap® Index (net) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time and is net of tax on dividends from foreign holdings.

§ Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with Securities and Exchange
Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted Accounting Principles (“U.S.
GAAP”).

32 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund

Shareholder Expense Example — December 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2016 to December 31, 2016.	July 1, 2016	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2016	$1,051.60	$1,024.58
The information in the table under the heading “Actual	Expenses Paid During Period*	$0.57	$0.56
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.11%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period). May reflect amounts waived and/or reimbursed. Without any
$1,000 (for example, an $8,600 account value divided by $1,000	waivers and/or reimbursements, expenses would have been higher.
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Balanced Strategy Fund 33

Russell Investment Funds
Balanced Strategy Fund

Schedule of Investments — December 31, 2016

Amounts in thousands (except share amounts)
				Fair
				Value
	Shares			$
Investments in Affiliated Mutual Funds - 97.6%
Alternative - 8.3%
RIC Russell Commodity Strategies Fund Class Y		1,624,101		9,290
RIC Russell Global Infrastructure Fund Class Y		773,014		8,287
RIF Global Real Estate Securities Fund		408,950		5,725
				23,302

Domestic Equities - 22.1%
RIC Russell U.S. Defensive Equity Fund Class Y		117,907		5,652
RIC Russell U.S. Dynamic Equity Fund Class Y		1,931,142		20,007
RIF Aggressive Equity Fund		1,146,844		17,444
RIF Multi-Style Equity Fund		1,127,470		19,257
				62,360

Fixed Income - 36.2%
RIC Russell Global Opportunistic Credit Fund Class Y		2,974,954		27,905
RIC Unconstrained Total Return Fund Class Y		1,139,280		11,279
RIF Core Bond Fund		6,214,959		62,895
				102,079

International Equities - 27.0%
RIC Russell Emerging Markets Fund Class Y		1,218,624		19,254
RIC Russell Global Equity Fund Class Y		2,917,601		28,972
RIF Non-U.S. Fund		2,511,895		28,008
				76,234

Specialty - 4.0%
RIC Russell Multi-Strategy Income Fund Class Y		1,171,000		11,300

Total Investments in Affiliated Mutual Funds
(cost $253,543)				275,275

Options Purchased - 0.1%
(Number of Contracts)
iShares MSCI Emerging Markets Index
Mar 2017 36.60 Call (212,465)	USD	7,776	(ÿ)	142
S&P 500 Index
Mar 2017 2,279.87 Call (7,930)	USD	18,079	(ÿ)	236
Jan 2017 2,137.94 Put (4,631)	USD	9,901	(ÿ)	4
Total Options Purchased
(cost $858)				382

Short-Term Investments - 0.7%
U.S. Cash Management Fund		1,844,056	(8)	1,844
Total Short-Term Investments
(cost $1,844)				1,844

Total Investments 98.4%
(identified cost $256,245)				277,501

Other Assets and Liabilities, Net - 1.6%				4,636
Net Assets - 100.0%				282,137

See accompanying notes which are an integral part of the financial statements.

34 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund

Schedule of Investments, continued — December 31, 2016

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Amsterdam Index Futures	14	EUR	1,353	01/17	30
CAC40 Euro Index Futures	85	EUR	4,134	01/17	73
DAX Index Futures	13	EUR	3,726	03/17	82
EURO STOXX 50 Index Futures	78	EUR	2,556	03/17	60
FTSE/MIB Index Futures	9	EUR	864	03/17	27
IBEX 35 Index Futures	14	EUR	1,304	01/17	10
OMXS 30 Index Futures	59	SEK	8,962	01/17	(14)
S&P 500 E-Mini Index Futures	6	USD	671	03/17	(7)
Short Positions
FTSE 100 Index Futures	27	GBP	1,904	03/17	(73)
Hang Seng Index Futures	1	HKD	1,098	01/17	(3)
MSCI Emerging Markets Mini Index Futures	193	USD	8,288	03/17	201
MSCI Singapore Index Futures	1	SGD	32	01/17	—
Russell 1000 Mini Index Futures	6	USD	372	03/17	4
S&P 500 E-Mini Index Futures	190	USD	21,244	03/17	108
S&P Mid 400 E-Mini Index Futures	3	USD	498	03/17	6
S&P/TSX 60 Index Futures	29	CAD	5,202	03/17	1
SPI 200 Index Futures	9	AUD	1,267	03/17	(20)
TOPIX Index Futures	30	JPY	455,400	03/17	(104)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					381

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional	Expiration	Fair Value
	Call/Put	Contracts	Price		Amount	Date	$
iShares MSCI Emerging Markets Index	Put	212,465	32.62	USD	6,931	03/17/17	(131)
S&P 500 Index	Put	9,262	1,900.39	USD	17,601	01/06/17	(4)
S&P 500 Index	Put	7,930	2,031.57	USD	16,110	03/17/17	(117)
Total Liability for Options Written (premiums received $367)							(252)

Transactions in options written contracts for the period ended December 31, 2016 were as follows:
	Number of	Premiums
	Contracts	Received
Outstanding December 31, 2015	—	$—
Opened	255,058	1,207
Closed	(5,070)	(45)
Expired	(20,331)	(795)
Outstanding December 31, 2016	229,657	$367

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	677	RUB	44,070	03/15/17	30
Bank of America	AUD	140	USD	101	03/15/17	—

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 35

Russell Investment Funds
Balanced Strategy Fund

Schedule of Investments, continued — December 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	CNY	9,470	USD	1,362	03/15/17	28
Bank of America	EUR	260	USD	272	03/15/17	(2)
Bank of America	JPY	15,470	USD	132	03/15/17	(1)
Bank of America	TWD	28,550	USD	902	03/15/17	21
BNP Paribas	AUD	624	USD	464	01/10/17	14
BNP Paribas	CAD	861	USD	644	01/10/17	2
BNP Paribas	CHF	567	USD	559	01/10/17	2
BNP Paribas	EUR	1,998	USD	2,129	01/10/17	24
BNP Paribas	GBP	944	USD	1,178	01/10/17	15
BNP Paribas	HKD	1,884	USD	243	01/10/17	—
BNP Paribas	JPY	158,797	USD	1,404	01/10/17	46
BNP Paribas	SEK	2,131	USD	233	01/10/17	(1)
BNP Paribas	SGD	112	USD	78	01/10/17	1
Citigroup	USD	477	AUD	663	01/10/17	1
Citigroup	USD	654	CAD	886	01/10/17	6
Citigroup	USD	768	CAD	1,020	03/15/17	(7)
Citigroup	USD	561	CHF	574	01/10/17	3
Citigroup	USD	543	CHF	545	03/15/17	(6)
Citigroup	USD	2,083	EUR	1,991	01/10/17	14
Citigroup	USD	1,141	GBP	933	01/10/17	8
Citigroup	USD	240	HKD	1,860	01/10/17	—
Citigroup	USD	1,469	JPY	171,508	01/10/17	(1)
Citigroup	USD	997	JPY	113,025	03/15/17	(27)
Citigroup	USD	345	MXN	7,130	03/15/17	(4)
Citigroup	USD	238	SEK	2,172	01/10/17	—
Citigroup	USD	81	SGD	117	01/10/17	—
Citigroup	USD	515	ZAR	7,160	03/15/17	(1)
Citigroup	AUD	663	USD	477	02/07/17	(1)
Citigroup	AUD	1,910	USD	1,419	03/15/17	43
Citigroup	CAD	886	USD	654	02/07/17	(6)
Citigroup	CHF	574	USD	562	02/07/17	(3)
Citigroup	EUR	1,991	USD	2,085	02/07/17	(14)
Citigroup	EUR	780	USD	841	03/15/17	17
Citigroup	GBP	933	USD	1,142	02/07/17	(8)
Citigroup	GBP	310	USD	397	03/15/17	14
Citigroup	HKD	1,860	USD	240	02/07/17	—
Citigroup	HKD	580	USD	75	03/15/17	—
Citigroup	JPY	171,508	USD	1,471	02/07/17	1
Citigroup	SEK	2,172	USD	238	02/07/17	—
Citigroup	SGD	117	USD	81	02/07/17	—
Commonwealth Bank of Australia	AUD	624	USD	464	01/10/17	14
Commonwealth Bank of Australia	CAD	861	USD	643	01/10/17	2
Commonwealth Bank of Australia	CHF	567	USD	559	01/10/17	3
Commonwealth Bank of Australia	EUR	1,998	USD	2,131	01/10/17	27
Commonwealth Bank of Australia	GBP	944	USD	1,177	01/10/17	14
Commonwealth Bank of Australia	HKD	1,884	USD	243	01/10/17	—
Commonwealth Bank of Australia	JPY	158,797	USD	1,406	01/10/17	46
Commonwealth Bank of Australia	SEK	2,131	USD	233	01/10/17	(1)
Commonwealth Bank of Australia	SGD	112	USD	78	01/10/17	1
Royal Bank of Canada	USD	15	EUR	14	01/10/17	—
Royal Bank of Canada	USD	28	GBP	22	01/10/17	(1)
Royal Bank of Canada	USD	6	HKD	48	01/10/17	—
Royal Bank of Canada	AUD	78	USD	58	01/10/17	1
Royal Bank of Canada	CAD	49	USD	37	01/10/17	—

See accompanying notes which are an integral part of the financial statements.

36 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund

Schedule of Investments, continued — December 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Royal Bank of Canada	CHF	15	USD	15	01/10/17	—
Royal Bank of Canada	JPY	25,423	USD	223	01/10/17	6
Royal Bank of Canada	SEK	83	USD	9	01/10/17	—
Royal Bank of Canada	SGD	11	USD	8	01/10/17	—
Standard Chartered	USD	291	INR	20,020	03/15/17	1
State Street	USD	477	AUD	663	01/10/17	1
State Street	USD	654	CAD	886	01/10/17	6
State Street	USD	561	CHF	574	01/10/17	3
State Street	USD	2,082	EUR	1,991	01/10/17	15
State Street	USD	1,142	GBP	933	01/10/17	7
State Street	USD	240	HKD	1,860	01/10/17	—
State Street	USD	1,469	JPY	171,508	01/10/17	(1)
State Street	USD	238	SEK	2,172	01/10/17	1
State Street	USD	81	SGD	117	01/10/17	—
State Street	AUD	663	USD	477	02/07/17	(1)
State Street	CAD	886	USD	654	02/07/17	(6)
State Street	CHF	574	USD	562	02/07/17	(3)
State Street	EUR	1,991	USD	2,085	02/07/17	(14)
State Street	GBP	933	USD	1,143	02/07/17	(7)
State Street	HKD	1,860	USD	240	02/07/17	—
State Street	JPY	171,508	USD	1,470	02/07/17	—
State Street	SEK	2,172	USD	238	02/07/17	(1)
State Street	SGD	117	USD	81	02/07/17	—
UBS	KRW	349,890	USD	300	03/15/17	10
Westpac	USD	767	CAD	1,020	03/15/17	(7)
Westpac	USD	543	CHF	545	03/15/17	(5)
Westpac	USD	997	JPY	113,025	03/15/17	(26)
Westpac	USD	345	MXN	7,130	03/15/17	(4)
Westpac	USD	514	ZAR	7,160	03/15/17	—
Westpac	AUD	1,910	USD	1,420	03/15/17	44
Westpac	EUR	780	USD	841	03/15/17	17
Westpac	GBP	310	USD	396	03/15/17	14
Westpac	HKD	580	USD	75	03/15/17	—
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						364

Total Return Swap Contracts (*)
Amounts in thousands
		Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Amount		Date	$
Dow Jones U.S. Real Estate Total Return Index	Bank of America	USD	1,480	03/07/17	(69)
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)					(69)

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fee was based on the
3 Month LIBOR rate plus a fee of 0.075%.

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 37

Russell Investment Funds
Balanced Strategy Fund

Schedule of Investments, continued — December 31, 2016

Credit Default Swap Contracts

Amounts in thousands
Credit Indices
				Fund (Pays)/
				Receives	Termination	Fair Value
Reference Entity	Counterparty	Notional Amount		Fixed Rate	Date	$
CDX Emerging Markets Index	Barclays	USD	6,500	(1.000%)	12/20/21	406
CDX NA High Yield Index	Morgan Stanley	USD	16,200	5.000%	12/20/21	1,030
Total Fair Value on Open Credit Indices Premiums Paid (Received) - $1,015						1,436

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Investments in Affiliated Mutual Funds	$275,275	$—	$—	$—	$275,275	97.6
Options Purchased	—	382	—	—	382	0.1
Short-Term Investments	—	—	—	1,844	1,844	0.7
Total Investments	275,275	382	—	1,844	277,501	98.4
Other Assets and Liabilities, Net						1.6
						100.0
Other Financial Instruments
Assets
Futures Contracts	602	—	—	—	602	0.2
Foreign Currency Exchange Contracts	—	523	—	—	523	0.2
Credit Default Swap Contracts	—	1,436	—	—	1,436	0.5

Liabilities
Futures Contracts	(221)	—	—	—	(221)	(0.1)
Options Written	—	(252)	—	—	(252)	(0.1)
Foreign Currency Exchange Contracts	—	(159)	—	—	(159)	(0.1)
Total Return Swap Contracts	—	(69)	—	—	(69)	(—)*
Total Other Financial Instruments**	$381	$1,479	$—	$—	$1,860

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

38 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund

Fair Value of Derivative Instruments — December 31, 2016

Amounts in thousands

			Foreign
	Equity	Credit	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$382	$—	$—
Unrealized appreciation on foreign currency exchange contracts	—	—	523
Variation margin on futures contracts**	602	—	—
Credit default swap contracts, at fair value	—	1,436	—
Total	$984	$1,436	$523

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$221	$—	$—
Unrealized depreciation on foreign currency exchange contracts	—	—	159
Options written, at fair value	252	—	—
Total return swap contracts, at fair value	69	—	—
Total	$542	$—	$159
			Foreign
	Equity	Credit	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$(816)	$—	$—
Futures contracts	(510)	—	—
Options written	831	—	—
Total return swap contracts	(159)	—	—
Credit default swap contracts	—	701	—
Foreign currency-related transactions****	—	—	1,054
Total	$(654)	$701	$1,054

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****	$(476)	$—	$—
Futures contracts	465	—	—
Options written	115	—	—
Total return swap contracts	(13)	—	—
Credit default swap contracts	—	490	—
Foreign currency-related transactions******	—	—	437
Total	$91	$490	$437

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***** Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
****** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 39

Russell Investment Funds
Balanced Strategy Fund
Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$382	$—	$382
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	523	—	523
Futures Contracts	Variation margin on futures contracts	245	—	245
Credit Default Swap Contracts	Credit default swap contracts, at fair value	1,436	—	1,436
Total Financial and Derivative Assets		2,586	—	2,586
Financial and Derivative Assets not subject to a netting agreement		(1,679)	—	(1,679)
Total Financial and Derivative Assets subject to a netting agreement		$907	$—	$907

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$461	$324	$—	$137
BNP Paribas	104	1	—	103
Citigroup	107	79	—	28
Commonwealth Bank of Australia	108	1	—	107
Royal Bank of Canada	7	1	—	6
Standard Chartered	1	—	—	1
State Street	33	33	—	—
UBS	10	—	—	10
Westpac	76	43	—	33
Total	$907	$482	$—	$425

See accompanying notes which are an integral part of the financial statements.

40 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund
Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
December 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$11	$—	$11
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	159	—	159
Options Written Contracts	Options written, at fair value	252	—	252
Total Return Swap Contracts	Total return swap contracts, at fair value	69	—	69
Total Financial and Derivative Liabilities		491	—	491
Financial and Derivative Liabilities not subject to a netting agreement		(9)	—	(9)
Total Financial and Derivative Liabilities subject to a netting agreement		$482	$—	$482

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$324	$324	$—	$—
BNP Paribas	1	1	—	—
Citigroup	79	79	—	—
Commonwealth Bank of Australia	1	1	—	—
Royal Bank of Canada	1	1	—	—
State Street	33	33	—	—
Westpac	43	43	—	—
Total	$482	$482	$—	$—

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 41

Russell Investment Funds
Balanced Strategy Fund

Statement of Assets and Liabilities — December 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$256,245
Investments, at fair value(>)	277,501
Cash (restricted)(a)	3,300
Unrealized appreciation on foreign currency exchange contracts	523
Receivables:
Dividends from affiliated funds	2
Fund shares sold	148
Variation margin on futures contracts	245
Credit default swap contracts, at fair value(+)	1,436
Total assets	283,155

Liabilities
Payables:
Due to broker (b)	317
Investments purchased	148
Fund shares redeemed	1
Accrued fees to affiliates	14
Other accrued expenses	47
Variation margin on futures contracts	11
Unrealized depreciation on foreign currency exchange contracts	159
Options written, at fair value(x)	252
Total return swap contracts, at fair value(8)	69
Total liabilities	1,018

Net Assets	$282,137

See accompanying notes which are an integral part of the financial statements.

42 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund

Statement of Assets and Liabilities, continued — December 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$244
Accumulated net realized gain (loss)	(1,298)
Unrealized appreciation (depreciation) on:
Investments	21,256
Futures contracts	381
Options written	115
Total return swap contracts	(69)
Credit default swap contracts	421
Foreign currency-related transactions	364
Shares of beneficial interest	290
Additional paid-in capital	260,433
Net Assets	$282,137

Net Asset Value, offering and redemption price per share:
Net asset value per share:(#)	$9.74
Net assets	$282,137,092
Shares outstanding ($.01 par value)	28,966,885
Amounts in thousands
(x) Premiums received on options written	$367
(+) Credit default swap contracts - premiums paid (received)	$1,015
(8) Total return swap contracts – premiums paid (received)	$—
(>) Investments in affiliated funds	$277,119

(a) Cash Collateral for Futures	$3,300
(b) Due to Broker for Swaps	$317
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 43

Russell Investment Funds
Balanced Strategy Fund

Statement of Operations — For the Period Ended December 31, 2016

Amounts in thousands
Investment Income
Dividends from affiliated funds	$7,490

Expenses
Advisory fees	564
Administrative fees	120
Custodian fees (1)	41
Transfer agent fees	12
Professional fees	44
Trustees’ fees	10
Printing fees	40
Miscellaneous	11
Expenses before reductions	842
Expense reductions	(533)
Net expenses	309
Net investment income (loss)	7,181

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	6,190
Futures contracts	(510)
Options written	831
Total return swap contracts	(159)
Credit default swap contracts	701
Foreign currency-related transactions	1,054
Capital gain distributions from affiliated funds	4,603
Net realized gain (loss)	12,710
Net change in unrealized appreciation (depreciation) on:
Investments	2,980
Futures contracts	465
Options written	115
Total return swap contracts	(13)
Credit default swap contracts	490
Foreign currency-related transactions	437
Net change in unrealized appreciation (depreciation)	4,474
Net realized and unrealized gain (loss)	17,184
Net Increase (Decrease) in Net Assets from Operations	$24,365

(1)     Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

44 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,181	$6,669
Net realized gain (loss)	12,710	9,665
Net change in unrealized appreciation (depreciation)	4,474	(23,183)
Net increase (decrease) in net assets from operations	24,365	(6,849)

Distributions
From net investment income	(9,185)	(6,507)
From net realized gain	(4,457)	(17,348)
Net decrease in net assets from distributions	(13,642)	(23,855)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(17,261)	5,252
Total Net Increase (Decrease) in Net Assets	(6,538)	(25,452)

Net Assets
Beginning of period	288,675	314,127
End of period	$282,137	$288,675
Undistributed (overdistributed) net investment income included in net assets	$244	$710

* Share transaction amounts (in thousands) for the periods ended December 31, 2016 and December 31, 2015 were as follows:
	2016		2015
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	1,008	$9,687	1,258	$12,856
Proceeds from reinvestment of distributions	1,411	13,642	2,420	23,854
Payments for shares redeemed	(4,233)	(40,590)	(3,096)	(31,458)
Total increase (decrease)	(1,814)	$(17,261)	582	$5,252

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 45

Russell Investment Funds
Balanced Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2016	9.38	.24	.60	.84	(.32)	(.16)
December 31, 2015	10.40	.22	(.44)	(.22)	(.22)	(.58)
December 31, 2014	10.44	.31	.17	.48	(.31)	(.21)
December 31, 2013	9.55	.21	.96	1.17	(.21)	(.07)
December 31, 2012	8.66	.23	.89	1.12	(.23)	—

See accompanying notes which are an integral part of the financial statements.

46 Balanced Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(e)	(000)	Gross(c)	Net(c)(d)	Net Assets(b)(d)	Turnover Rate
(.48)	9.74	9.05	282,137.30		.11	2.55	19
(.80)	9.38	(2.30)	288,675.29		.11	2.16	23
(.52)	10.40	4.61	314,127.31		.10	2.91	22
(.28)	10.44	12.43	304,103.31		.10	2.09	11
(.23)	9.55	12.95	253,080.32		.10	2.49	21

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 47

Russell Investment Funds
Balanced Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended December 31, 2016 were as follows:
Advisory fees	$1,160
Administration fees	10,108
Transfer agent fees	1,047
Trustee fees	2,150
$14,465

Transactions (amounts in thousands) during the period ended December 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:
	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
RIC Russell Commodity Strategies
Fund	$6,521	$3,287	$1,263	$(259)	$1,004	$9,290	$—	$—
RIC Russell Global Infrastructure
Fund	11,526	801	4,662	40	582	8,287	328	234
RIF Global Real Estate Securities
Fund	2,875	3,426	493	53	(136)	5,725	160	158
RIC Russell U.S. Defensive Equity
Fund	20,100	639	16,187	7,156	(6,056)	5,652	180	388
RIC Russell U.S. Dynamic Equity
Fund	20,094	1,469	3,250	(378)	2,072	20,007	275	778
RIF Aggressive Equity Fund	17,198	544	3,191	(417)	3,310	17,444	120	9
RIF Multi-Style Equity Fund	22,267	1,776	5,485	677	22	19,257	403	1,071
RIC Russell Global Opportunistic
Credit Fund	26,061	3,843	3,845	(230)	2,076	27,905	1,269	—
RIC Unconstrained Total Return
Fund	—	11,697	309	—	(109)	11,279	160	27
RIF Core Bond Fund	81,130	5,179	23,358	455	(511)	62,895	2,792	133
RIC Russell Emerging Markets Fund	17,194	3,892	3,485	(318)	1,971	19,254	237	—
RIC Russell Global Equity Fund	28,754	3,484	3,101	151	(316)	28,972	455	1,805
RIF Non-U.S. Fund	28,716	1,774	2,300	78	(260)	28,008	898	—
RIC Russell Multi-Strategy Income
Fund	—	11,690	195	(2)	(193)	11,300	199	—
U.S. Cash Management Fund	4,030	15,480	17,666	—	—	1,844	14	—
	$286,466	$68,981	$88,790	$7,006	$3,456	$277,119	$7,490	$4,603

Federal Income Taxes

At December 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$260,729,164
Unrealized Appreciation	$20,384,517
Unrealized Depreciation	(3,612,552)
Net Unrealized Appreciation (Depreciation)	$16,771,965
Undistributed Ordinary Income	$501,002
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$5,139,167
Tax Composition of Distributions
Ordinary Income	$9,185,278
Long-Term Capital Gains	$4,457,346

See accompanying notes which are an integral part of the financial statements.

48 Balanced Strategy Fund

Russell Investment Funds
Balanced Strategy Fund

Federal Income Taxes, continued

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting. Book-tax differences may be due to foreign currency gains and losses, reclassifications of dividends and differences in treatment of income from swaps. These adjustments have no impact on the net assets. At December 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$1,538
Accumulated net realized gain (loss)	(1,539)
Additional paid-in capital	1

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund 49

Russell Investment Funds
Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Growth Strategy Fund			Bloomberg Barclays U.S. Aggregate Bond Index***
	Total			Total
	Return			Return
1 Year	9.73%		1 Year	2.65%
5 Years	7.94	%§	5 Years	2.23	%§
Inception*	3.43	%§	Inception*	4.28	%§

			Russell Developed ex-U.S. Large Cap® Index Net****
Russell 1000® Index**				Total
				Return
	Total
	Return		1 Year	2.42%
1 Year	12.05%		5 Years	6.36	%§
5 Years	14.69	%§	Inception*	0.27	%§
Inception*	6.74	%§

50 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2016
(Unaudited)

The Growth Strategy Fund (the “Fund”) is a fund of funds that	return sources. U.S. large cap stocks (as measured by the Russell
invests principally in other Russell Investment Funds (“RIF”)	1000® Index) returned 12.05% over the period, while non-U.S.
and Russell Investment Company (“RIC”) mutual funds (the	equities returned 2.42% (as measured by the Russell Developed
“Underlying Funds”). The Underlying Funds employ a multi-	ex-U.S. Large Cap® Index (Net)) and emerging markets returned
manager approach whereby portions of the Underlying Funds	10.52% (as measured by the Russell Emerging Markets® Index).
are allocated to different money manager strategies. Underlying	The underperformance of non-U.S. equities versus U.S. equities
Fund assets not allocated to money managers are managed by	was a key negative driver to the Fund’s benchmark-relative
Russell Investment Management, LLC (“RIM”), the Fund’s	performance.
and Underlying Funds’ advisor. RIM, as the Underlying Funds’	Within the fixed/other income Underlying Funds, exposure to
advisor, may change the allocation of the Underlying Funds’	high yield debt was beneficial as it was one of the best performing
assets among money managers at any time. An exemptive order	asset classes globally. With the expectations and the eventual rise
from the Securities and Exchange Commission (“SEC”) permits	of interest rates in the last month of 2016, more rate sensitive
RIM to engage or terminate a money manager in an Underlying	real assets like global real estate investment trusts and global
Fund at any time, subject to approval by the Underlying Fund’s	infrastructure suffered in performance.
Board, without a shareholder vote. Pursuant to the terms of the
exemptive order, an Underlying Fund is required to notify its	How did the investment strategies and techniques employed
shareholders within 90 days of when a money manager begins	by the Fund and the Underlying Funds affect the Fund’s
providing services.	performance?

What is the Fund’s investment objective?	The Fund is a fund of funds and its performance is based on RIM’s
The Fund seeks to provide high long term capital appreciation,	strategic asset allocations, the performance of the Underlying
and as a secondary objective, current income.	Funds in which the Fund invests, and tactical changes in the
Fund’s asset allocation throughout the year. The Fund’s diverse
How did the Fund perform relative to its benchmark for the	asset allocation partially hindered performance during the
fiscal year ended December 31, 2016?	period as certain out-of-benchmark exposures underperformed
For the fiscal year ended December 31, 2016, the Fund gained	the Russell 1000® Index. While areas like high yield bonds, as
9.73%. This is compared to the Fund’s primary benchmark, the	measured by the BofA Merrill Lynch Global High Yield Index
Russell 1000® Index, which gained 12.05% during the same	Hedged USD, outperformed the Russell 1000® Index, areas
period. The Fund’s performance includes operating expenses,	like commodities and non-U.S. developed equities,as measured
whereas index returns are unmanaged and do not include	by the Bloomberg Commodity Index Total Return and Russell
expenses of any kind.	Developed ex-U.S. Large Cap® Index (Net), underperformed the
Russell 1000® Index.
For the fiscal year ended December 31, 2016, the Morningstar®
Insurance Allocation – 70% to 85% Equity Category, a group of	The Fund’s global equity exposure had a mixed impact on its
funds that Morningstar considers to have investment strategies	benchmark-relative performance. The Fund benefited from
similar to those of the Fund, gained 7.40%. This result serves as	exposure to the RIC Russell Emerging Markets Fund as a result
a peer comparison and is expressed net of operating expenses.	of the outperformance of emerging markets versus U.S. equities.
By contrast, overweights to European securities in the RIF Non-
The Fund’s underperformance relative to the Russell 1000® Index	U.S. Fund caused the Underlying Fund to struggle as European
was primarily due to the Fund’s out-of-benchmark allocation to	equities continued to lag the U.S. equity market. Within U.S.
Underlying Funds invested in non-U.S. equities, which generally	equities, an allocation to U.S. small cap equity contributed to
underperformed the U.S. large cap equity market as represented	excess returns as the asset class rallied over the period.
by the Russell 1000® Index.
The Fund’s strategic allocation to fixed income Underlying Funds
How did the market conditions described in the Market	generally had a positive impact on its absolute performance but
Summary report affect the Fund’s performance?	weighed down the Fund’s benchmark-relative performance given
The Fund seeks to achieve its objective by investing in Underlying	the strong performance of the U.S. large cap equity market.
Funds that provide exposure to a range of diversified investments,
and most major asset classes invested in by the Underlying	Describe any changes to the Fund’s structure or allocation
Funds produced positive absolute returns during the period.	to the Underlying Funds.
Markets during the fiscal year ended December 31, 2016 were	RIM has the discretion to vary the Fund’s actual allocation
characterized by higher levels of volatility and dispersion across	from the target strategic asset allocation by up to +/- 5% at the equity, fixed/other income or alternative category level based on

Growth Strategy Fund 51

Russell Investment Funds
Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2016
(Unaudited)

RIM’s capital markets research. In addition to investing in the	modifications to the Fund’s asset allocation were additive during
Underlying Funds, RIM may seek to actively manage a Fund’s	the period.
overall exposures by investing in derivatives that RIM believes	RIM also made strategic asset allocation changes during the
will achieve the desired risk/return profile for the Fund. RIM’s	period. In September 2016, RIM added further diversity and
asset allocation modifications, implemented through both tactical	dynamism to the Fund through the addition of the Unconstrained
changes to Underlying Fund allocations and derivatives-based	Total Return Fund as an Underlying Fund.
exposures, benefited the Fund’s performance relative to the
Fund’s target strategic asset allocation.	The views expressed in this report reflect those of the
RIM adapted the Fund’s asset allocation over the period as market	portfolio managers only through the end of the period
opportunities and risks evolved. During the first quarter of 2016,	covered by the report. These views do not necessarily
equity markets declined substantially, and RIM added further risk	represent the views of RIM, or any other person in RIM or
to the portfolio by overweighting exposure to high yield credit and	any other affiliated organization. These views are subject to
emerging markets equity compared with core bond holdings and	change at any time based upon market conditions or other
cash. Markets subsequently rebounded from the February lows	events, and RIM disclaims any responsibility to update the
and RIM reduced risk exposure to a more defensive stance with	views contained herein. These views should not be relied
the Fund’s equity allocation below strategic weights. In December	on as investment advice and, because investment decisions
2016, RIM reduced high yield credit exposure and increased the	for a Russell Investment Funds (“RIF”) Fund are based on
Fund’s exposure to global real estate investment trusts. RIM’s	numerous factors, should not be relied on as an indication
of investment decisions of any RIF Fund.

* Assumes initial investment on April 30, 2007.

** The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

*** The Bloomberg Barclays U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

Effective August 24, 2016 the Barclays fixed income benchmark indices, including the Barclays Aggregate family of indices, were renamed the Bloomberg
Barclays family of indices.

**** The Russell Developed ex-U.S. Large Cap® Index (Net) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time and is net of tax on dividends from foreign holdings.

§ Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with Securities and Exchange
Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted Accounting Principles (“U.S.
GAAP”).

52 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund

Shareholder Expense Example — December 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2016 to December 31, 2016.	July 1, 2016	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2016	$1,069.60	$1,024.53
The information in the table under the heading “Actual	Expenses Paid During Period*	$0.62	$0.61
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.12%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period). May reflect amounts waived and/or reimbursed. Without any
$1,000 (for example, an $8,600 account value divided by $1,000	waivers and/or reimbursements, expenses would have been higher.
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Growth Strategy Fund 53

Russell Investment Funds
Growth Strategy Fund

Schedule of Investments — December 31, 2016

Amounts in thousands (except share amounts)
				Fair
				Value
	Shares			$
Investments in Affiliated Mutual Funds - 97.7%
Alternative - 8.8%
RIC Russell Commodity Strategies Fund Class Y		1,092,973		6,252
RIC Russell Global Infrastructure Fund Class Y		557,221		5,973
RIF Global Real Estate Securities Fund		426,565		5,972
				18,197

Domestic Equities - 33.6%
RIC Russell U.S. Defensive Equity Fund Class Y		211,815		10,154
RIC Russell U.S. Dynamic Equity Fund Class Y		1,588,131		16,453
RIF Aggressive Equity Fund		1,267,323		19,276
RIF Multi-Style Equity Fund		1,363,192		23,283
				69,166

Fixed Income - 21.4%
RIC Russell Global Opportunistic Credit Fund Class Y		1,717,645		16,111
RIC Unconstrained Total Return Fund Class Y		832,197		8,239
RIF Core Bond Fund		1,936,423		19,597
				43,947

International Equities - 33.9%
RIC Russell Emerging Markets Fund Class Y		1,131,699		17,881
RIC Russell Global Equity Fund Class Y		2,538,493		25,207
RIF Non-U.S. Fund		2,400,316		26,764
				69,852

Total Investments in Affiliated Mutual Funds
(cost $183,523)				201,162

Options Purchased - 0.0%
(Number of Contracts)
iShares MSCI Emerging Markets Index
Mar 2017 36.60 Call (57,945)	USD	2,121	(ÿ)	39
S&P 500 Index
Mar 2017 2,279.87 Call (2,171)	USD	4,950	(ÿ)	64
Jan 2017 2,137.94 Put (4,399)	USD	9,405	(ÿ)	4
Total Options Purchased
(cost $416)				107

Short-Term Investments - 0.7%
U.S. Cash Management Fund		1,370,217	(8)	1,371
Total Short-Term Investments
(cost $1,371)				1,371

Total Investments 98.4%
(identified cost $185,310)				202,640

Other Assets and Liabilities, Net - 1.6%				3,304
Net Assets - 100.0%				205,944

See accompanying notes which are an integral part of the financial statements.

54 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund

Schedule of Investments, continued — December 31, 2016

Futures Contracts
Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Amsterdam Index Futures	15	EUR	1,449	01/17	32
CAC40 Euro Index Futures	80	EUR	3,890	01/17	69
DAX Index Futures	12	EUR	3,440	03/17	75
EURO STOXX 50 Index Futures	76	EUR	2,491	03/17	59
FTSE/MIB Index Futures	9	EUR	864	03/17	27
IBEX 35 Index Futures	14	EUR	1,304	01/17	10
OMXS 30 Index Futures	57	SEK	8,658	01/17	(14)
Russell 2000 Mini Index Futures	8	USD	543	03/17	(12)
S&P 500 E-Mini Index Futures	4	USD	447	03/17	(4)
Short Positions
FTSE 100 Index Futures	15	GBP	1,057	03/17	(40)
MSCI Emerging Markets Mini Index Futures	52	USD	2,233	03/17	54
Russell 1000 Mini Index Futures	12	USD	744	03/17	5
S&P 500 E-Mini Index Futures	138	USD	15,430	03/17	8
S&P Mid 400 E-Mini Index Futures	6	USD	995	03/17	18
S&P/TSX 60 Index Futures	21	CAD	3,767	03/17	1
SPI 200 Index Futures	24	AUD	3,379	03/17	(58)
TOPIX Index Futures	14	JPY	212,520	03/17	(46)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					184

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional	Expiration	Fair Value
	Call/Put	Contracts	Price		Amount	Date	$
iShares MSCI Emerging Markets Index	Put	57,945	32.62	USD	1,890	03/17/17	(36)
S&P 500 Index	Put	8,798	1,900.39	USD	16,720	01/06/17	(4)
S&P 500 Index	Put	2,171	2,031.57	USD	4,411	03/17/17	(32)
Total Liability for Options Written (premiums received $194)							(72)

Transactions in options written contracts for the period ended December 31, 2016 were as follows:
	Number of	Premiums
	Contracts	Received
Outstanding December 31, 2015	—	$—
Opened	93,254	967
Closed	(5,070)	(45)
Expired	(19,270)	(728)
Outstanding December 31, 2016	68,914	$194

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 55

Russell Investment Funds
Growth Strategy Fund

Schedule of Investments, continued — December 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	USD	387	RUB	25,180	03/15/17	17
Bank of America	CNY	7,440	USD	1,070	03/15/17	22
Bank of America	EUR	290	USD	304	03/15/17	(3)
Bank of America	JPY	15,470	USD	132	03/15/17	(1)
Bank of America	TWD	28,550	USD	902	03/15/17	21
Citigroup	USD	854	CAD	1,135	03/15/17	(8)
Citigroup	USD	444	CHF	445	03/15/17	(5)
Citigroup	USD	1,710	JPY	193,800	03/15/17	(46)
Citigroup	USD	184	MXN	3,800	03/15/17	(2)
Citigroup	USD	309	ZAR	4,295	03/15/17	—
Citigroup	AUD	2,955	USD	2,195	03/15/17	66
Citigroup	EUR	415	USD	448	03/15/17	9
Citigroup	GBP	55	USD	70	03/15/17	2
Royal Bank of Canada	USD	1	CHF	1	01/10/17	—
Royal Bank of Canada	USD	48	EUR	45	01/10/17	—
Royal Bank of Canada	USD	40	GBP	32	01/10/17	(1)
Royal Bank of Canada	USD	9	HKD	67	01/10/17	—
Royal Bank of Canada	AUD	42	USD	31	01/10/17	1
Royal Bank of Canada	CAD	17	USD	13	01/10/17	—
Royal Bank of Canada	JPY	14,494	USD	127	01/10/17	2
Royal Bank of Canada	SEK	18	USD	2	01/10/17	—
Royal Bank of Canada	SGD	6	USD	4	01/10/17	—
State Street	USD	650	AUD	903	01/10/17	1
State Street	USD	891	CAD	1,207	01/10/17	8
State Street	USD	764	CHF	782	01/10/17	4
State Street	USD	2,839	EUR	2,715	01/10/17	20
State Street	USD	1,557	GBP	1,271	01/10/17	10
State Street	USD	327	HKD	2,535	01/10/17	—
State Street	USD	2,003	JPY	233,844	01/10/17	(1)
State Street	USD	324	SEK	2,961	01/10/17	1
State Street	USD	110	SGD	160	01/10/17	—
State Street	AUD	861	USD	640	01/10/17	19
State Street	AUD	903	USD	650	02/07/17	(1)
State Street	CAD	1,190	USD	889	01/10/17	3
State Street	CAD	1,207	USD	892	02/07/17	(8)
State Street	CHF	783	USD	773	01/10/17	4
State Street	CHF	782	USD	765	02/07/17	(5)
State Street	EUR	2,760	USD	2,944	01/10/17	37
State Street	EUR	2,715	USD	2,843	02/07/17	(19)
State Street	GBP	1,303	USD	1,628	01/10/17	22
State Street	GBP	1,271	USD	1,558	02/07/17	(10)
State Street	HKD	2,602	USD	336	01/10/17	—
State Street	HKD	2,535	USD	327	02/07/17	—
State Street	JPY	219,350	USD	1,942	01/10/17	64
State Street	JPY	233,844	USD	2,005	02/07/17	—
State Street	SEK	2,943	USD	322	01/10/17	(1)
State Street	SEK	2,961	USD	325	02/07/17	(1)
State Street	SGD	154	USD	108	01/10/17	2
State Street	SGD	160	USD	110	02/07/17	—
UBS	KRW	233,270	USD	200	03/15/17	7
Westpac	USD	854	CAD	1,135	03/15/17	(8)
Westpac	USD	443	CHF	445	03/15/17	(4)
Westpac	USD	1,709	JPY	193,800	03/15/17	(45)
Westpac	USD	184	MXN	3,800	03/15/17	(2)

See accompanying notes which are an integral part of the financial statements.

56 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund

Schedule of Investments, continued — December 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Westpac	USD	308	ZAR	4,295	03/15/17	—
Westpac	AUD	2,955	USD	2,197	03/15/17	69
Westpac	EUR	415	USD	448	03/15/17	9
Westpac	GBP	55	USD	70	03/15/17	2
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						251

Total Return Swap Contracts (*)
Amounts in thousands
		Notional		Termination	Fair Value
Underlying Reference Entity	Counterparty	Amount		Date	$
Dow Jones U.S. Real Estate Total Return Index	Bank of America	USD	2,812	03/07/17	(132)
Total Fair Value of Open Total Return Swap Contracts Premiums Paid (Received) - $— (å)					(132)

(*) Total return swaps (which includes index swaps) are agreements between counterparties to exchange cash flows, one based on a market-linked returns of an individual asset or a basket of assets (i.e. an index), and the other on a fixed or floating rate. The floating rate fee was based on the
3 Month LIBOR rate plus a fee of 0.075%.

Credit Default Swap Contracts

Amounts in thousands
Credit Indices
				Fund (Pays)/
				Receives	Termination	Fair Value
Reference Entity	Counterparty	Notional Amount		Fixed Rate	Date	$
CDX NA High Yield Index	Morgan Stanley	USD	8,500	5.000%	12/20/21	540
Total Fair Value on Open Credit Indices Premiums Paid (Received) - $300						540

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Investments in Affiliated Mutual Funds	$201,162	$—	$—	$—	$201,162	97.7
Options Purchased	—	107	—	—	107	—*
Short-Term Investments	—	—	—	1,371	1,371	0.7
Total Investments	201,162	107	—	1,371	202,640	98.4
Other Assets and Liabilities, Net						1.6
						100.0

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 57

Russell Investment Funds
Growth Strategy Fund

Schedule of Investments, continued — December 31, 2016

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Other Financial Instruments
Assets
Futures Contracts	358	—	—	—	358	0.2
Foreign Currency Exchange Contracts	—	422	—	—	422	0.2
Credit Default Swap Contracts	—	540	—	—	540	0.3

Liabilities
Futures Contracts	(174)	—	—	—	(174)	(0.1)
Options Written	—	(72)	—	—	(72)	(—)*
Foreign Currency Exchange Contracts	—	(171)	—	—	(171)	(0.1)
Total Return Swap Contracts	—	(132)	—	—	(132)	(0.1)
Total Other Financial Instruments**	$184	$587	$—	$—	$771

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

58 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund

Fair Value of Derivative Instruments — December 31, 2016

Amounts in thousands

			Foreign
	Equity	Credit	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*	$107	$—	$—
Unrealized appreciation on foreign currency exchange contracts	—	—	422
Variation margin on futures contracts**	358	—	—
Credit default swap contracts, at fair value	—	540	—
Total	$465	$540	$422

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**	$174	$—	$—
Unrealized depreciation on foreign currency exchange contracts	—	—	171
Options written, at fair value	72	—	—
Total return swap contracts, at fair value	132	—	—
Total	$378	$—	$171
			Foreign
	Equity	Credit	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$(745)	$—	$—
Futures contracts	178	—	—
Options written	764	—	—
Total return swap contracts	(274)	—	—
Credit default swap contracts	—	96	—
Foreign currency-related transactions****	—	—	804
Total	$(77)	$96	$804

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****	$(309)	$—	$—
Futures contracts	252	—	—
Options written	122	—	—
Total return swap contracts	(17)	—	—
Credit default swap contracts	—	240	—
Foreign currency-related transactions******	—	—	276
Total	$48	$240	$276

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***** Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
****** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 59

Russell Investment Funds
Growth Strategy Fund
Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$107	$—	$107
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	422	—	422
Futures Contracts	Variation margin on futures contracts	183	—	183
Credit Default Swap Contracts	Credit default swap contracts, at fair value	540	—	540
Total Financial and Derivative Assets		1,252	—	1,252
Financial and Derivative Assets not subject to a netting agreement		(719)	—	(719)
Total Financial and Derivative Assets subject to a netting agreement		$533	$—	$533

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$167	$167	$—	$—
Citigroup	78	62	—	16
Royal Bank of Canada	4	1	—	3
State Street	196	47	—	149
UBS	7	—	—	7
Westpac	81	60	—	21
Total	$533	$337	$—	$196

See accompanying notes which are an integral part of the financial statements.

60 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund
Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
December 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$8	$—	$8
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	171	—	171
Options Written Contracts	Options written, at fair value	72	—	72
Total Return Swap Contracts	Total return swap contracts, at fair value	132	—	132
Total Financial and Derivative Liabilities		383	—	383
Financial and Derivative Liabilities not subject to a netting agreement		(6)	—	(6)
Total Financial and Derivative Liabilities subject to a netting agreement		$377	$—	$377

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$207	$167	$—	$40
Citigroup	62	62	—	—
Royal Bank of Canada	1	1	—	—
State Street	47	47	—	—
Westpac	60	60	—	—
Total	$377	$337	$—	$40

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 61

Russell Investment Funds
Growth Strategy Fund

Statement of Assets and Liabilities — December 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$185,310
Investments, at fair value(>)	202,640
Cash (restricted)(a)	2,620
Unrealized appreciation on foreign currency exchange contracts	422
Receivables:
Dividends from affiliated funds	1
Fund shares sold	35
Variation margin on futures contracts	183
Credit default swap contracts, at fair value	540
Total assets	206,441

Liabilities
Payables:
Due to broker (b)	32
Investments purchased	34
Accrued fees to affiliates	11
Other accrued expenses	37
Variation margin on futures contracts	8
Unrealized depreciation on foreign currency exchange contracts	171
Options written, at fair value(x)	72
Total return swap contracts, at fair value(8)	132
Total liabilities	497

Net Assets	$205,944

See accompanying notes which are an integral part of the financial statements.

62 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund

Statement of Assets and Liabilities, continued — December 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(85)
Accumulated net realized gain (loss)	(2,268)
Unrealized appreciation (depreciation) on:
Investments	17,330
Futures contracts	184
Options written	122
Total return swap contracts	(132)
Credit default swap contracts	240
Foreign currency-related transactions	251
Shares of beneficial interest	216
Additional paid-in capital	190,086
Net Assets	$205,944

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$9.53
Net assets	$205,943,854
Shares outstanding ($.01 par value)	21,605,397
Amounts in thousands
(x) Premiums received on options written	$194
(+) Credit default swap contracts - premiums paid (received)	$300
(>) Investments in affiliated funds	$202,533
(8) Total return swap contracts - premiums paid (received)	$—

(a) Cash Collateral for Futures	$2,620
(b) Due to Broker for Swaps	$32
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 63

Russell Investment Funds
Growth Strategy Fund

Statement of Operations — For the Period Ended December 31, 2016

Amounts in thousands
Investment Income
Dividends from affiliated funds	$4,508

Expenses
Advisory fees	399
Administrative fees	85
Custodian fees (1)	28
Transfer agent fees	9
Professional fees	39
Trustees’ fees	7
Printing fees	30
Miscellaneous	10
Expenses before reductions	607
Expense reductions	(369)
Net expenses	238
Net investment income (loss)	4,270

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(192)
Futures contracts	178
Options written	764
Total return swap contracts	(274)
Credit default swap contracts	96
Foreign currency-related transactions	804
Capital gain distributions from affiliated funds	4,497
Net realized gain (loss)	5,873
Net change in unrealized appreciation (depreciation) on:
Investments	7,690
Futures contracts	252
Options written	122
Total return swap contracts	(17)
Credit default swap contracts	240
Foreign currency-related transactions	276
Net change in unrealized appreciation (depreciation)	8,563
Net realized and unrealized gain (loss)	14,436
Net Increase (Decrease) in Net Assets from Operations	$18,706

(1)     Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

64 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,270	$3,732
Net realized gain (loss)	5,873	5,995
Net change in unrealized appreciation (depreciation)	8,563	(16,703)
Net increase (decrease) in net assets from operations	18,706	(6,976)

Distributions
From net investment income	(5,792)	(3,824)
From net realized gain	(11)	(13,529)
Net decrease in net assets from distributions	(5,803)	(17,353)

Share Transactions*
Net increase (decrease) in net assets from share transactions	(7,075)	16,124
Total Net Increase (Decrease) in Net Assets	5,828	(8,205)

Net Assets
Beginning of period	200,116	208,321
End of period	$205,944	$200,116
Undistributed (overdistributed) net investment income included in net assets	$(85)	$143

* Share transaction amounts (in thousands) for the periods ended December 31, 2016 and December 31, 2015 were as follows:
	2016		2015
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	1,288	$11,888	1,379	$13,505
Proceeds from reinvestment of distributions	617	5,803	1,836	17,354
Payments for shares redeemed	(2,694)	(24,766)	(1,502)	(14,735)
Total increase (decrease)	(789)	$(7,075)	1,713	$16,124

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 65

Russell Investment Funds
Growth Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2016	8.94	.20	.66	.86	(.27)	—(f)
December 31, 2015	10.07	.17	(.48)	(.31)	(.18)	(.64)
December 31, 2014	10.23	.31	.07	.38	(.30)	(.24)
December 31, 2013	8.97	.22	1.26	1.48	(.22)	—
December 31, 2012	8.01	.18	.95	1.13	(.17)	—

See accompanying notes which are an integral part of the financial statements.

66 Growth Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(e)	(000)	Gross(c)	Net(c)(d)	Net Assets(b)(d)	Turnover Rate
(.27)	9.53	9.73	205,944.30		.12	2.14	18
(.82)	8.94	(3.31)	200,116.30		.11	1.78	23
(.54)	10.07	3.76	208,321.32		.10	2.97	20
(.22)	10.23	16.56	189,956.32		.10	2.29	12
(.17)	8.97	14.22	145,155.34		.10	2.07	25

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 67

Russell Investment Funds
Growth Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended December 31, 2016 were as follows:
Advisory fees	$1,228
Administration fees	7,298
Transfer agent fees	756
Trustee fees	1,455
$10,737

Transactions (amounts in thousands) during the period ended December 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:

	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
RIC Russell Commodity Strategies
Fund	$6,054	$576	$1,009	$(441)	$1,072	$6,252	$—	$—
RIC Russell Global Infrastructure
Fund	10,028	635	5,246	14	542	5,973	240	170
RIF Global Real Estate Securities
Fund	6,019	702	554	21	(216)	5,972	213	165
RIC Russell U.S. Defensive Equity
Fund	15,984	1,109	7,514	1,751	(1,176)	10,154	190	696
RIC Russell U.S. Dynamic Equity
Fund	15,932	1,354	2,210	(260)	1,637	16,453	224	639
RIF Aggressive Equity Fund	17,884	1,081	2,784	(312)	3,407	19,276	128	10
RIF Multi-Style Equity Fund	21,950	2,661	1,933	(125)	730	23,283	435	1,198
RIC Russell Global Opportunistic
Credit Fund	10,079	7,362	1,718	(103)	491	16,111	629	—
RIC Unconstrained Total Return
Fund	—	8,606	290	1	(78)	8,239	115	20
RIF Core Bond Fund	24,162	4,229	8,799	163	(158)	19,597	885	41
RIC Russell Emerging Markets Fund	17,871	1,446	3,329	(481)	2,374	17,881	219	—
RIC Russell Global Equity Fund	24,005	3,299	1,938	114	(273)	25,207	393	1,558
RIF Non-U.S. Fund	25,960	2,807	1,861	211	(353)	26,764	827	—
U.S. Cash Management Fund	3,297	14,122	16,048	—	—	1,371	10	—
	$199,225	$49,989	$55,233	$553	$7,999	$202,533	$4,508	$4,497

Federal Income Taxes

At December 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$189,277,197
Unrealized Appreciation	$17,482,994
Unrealized Depreciation	(4,120,217)
Net Unrealized Appreciation (Depreciation)	$13,362,777)
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$3,432,550
Tax Composition of Distributions
Ordinary Income	$5,489,806
Long-Term Capital Gains	$313,789

See accompanying notes which are an integral part of the financial statements.

68 Growth Strategy Fund

Russell Investment Funds
Growth Strategy Fund

Federal Income Taxes, continued

Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting. Book-tax differences may be due to foreign currency gains and losses, reclassifications of dividends and differences in treatment of income from swaps. These adjustments have no impact on the net assets. At December 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$1,294
Accumulated net realized gain (loss)	(1,296)
Additional paid-in capital	2

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund 69

Russell Investment Funds
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2016 (Unaudited)

Equity Growth Strategy Fund			Russell Developed ex-U.S. Large Cap® Index Net***
	Total			Total
	Return			Return
1 Year	10.85%		1 Year	2.42%
5 Years	8.85	%§	5 Years	6.36	%§
Inception*	2.71	%§	Inception*	0.27	%§

Russell 1000® Index**
	Total
	Return
1 Year	12.05%
5 Years	14.69	%§
Inception*	6.74	%§

70 Equity Growth Strategy Fund

Russell Investment Funds
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2016
(Unaudited)

The Equity Growth Strategy Fund (the “Fund”) is a fund of	1000® Index) returned 12.05% over the period, while non-U.S.
funds that invests principally in other Russell Investment Funds	equities returned 2.42% (as measured by the Russell Developed
(“RIF”) and Russell Investment Company (“RIC”) mutual funds	ex-U.S. Large Cap® Index (Net)) and emerging markets returned
(the “Underlying Funds”). The Underlying Funds employ a multi-	10.52% (as measured by the Russell Emerging Markets® Index).
manager approach whereby portions of the Underlying Funds	The underperformance of non-U.S. equities versus U.S. equities
are allocated to different money manager strategies. Underlying	was a key negative driver to the Fund’s benchmark-relative
Fund assets not allocated to money managers are managed by	performance.
Russell Investment Management, LLC (“RIM”), the Fund’s	Within the fixed/other income Underlying Funds, exposure to
and Underlying Funds’ advisor. RIM, as the Underlying Funds’	high yield debt was beneficial as it was one of the best performing
advisor, may change the allocation of the Underlying Funds’	asset classes globally. With the expectations and the eventual
assets among money managers at any time. An exemptive order	rise of interest rates in the last month of 2016, more rate sensitive
from the Securities and Exchange Commission (“SEC”) permits	real assets like global real estate investment trusts and global
RIM to engage or terminate a money manager in an Underlying	infrastructure suffered in performance.
Fund at any time, subject to approval by the Underlying Fund’s
Board, without a shareholder vote. Pursuant to the terms of the	How did the investment strategies and techniques employed
exemptive order, an Underlying Fund is required to notify its	by the Fund and the Underlying Funds affect the Fund’s
shareholders within 90 days of when a money manager begins	performance?
providing services.	The Fund is a fund of funds and its performance is based on RIM’s
What is the Fund’s investment objective?	strategic asset allocations, the performance of the Underlying
The Fund seeks to provide high long term capital appreciation.	Funds in which the Fund invests, and tactical changes in the
Fund’s asset allocation throughout the year. The Fund’s diverse
How did the Fund perform relative to its benchmark for the	asset allocation partially hindered performance during the
fiscal year ended December 31, 2016?	period as certain out-of-benchmark exposures underperformed
For the fiscal year ended December 31, 2016, the Fund gained	the Russell 1000® Index. While areas like high yield bonds, as
10.85%. This is compared to the Fund’s primary benchmark,	measured by the BofA Merrill Lynch Global High Yield Index
the Russell 1000® Index, which gained 12.05% during the same	Hedged USD, outperformed the Russell 1000® Index, areas like
period. The Fund’s performance includes operating expenses,	commodities and non-U.S. developed equities, as measured
whereas index returns are unmanaged and do not include	by the Bloomberg Commodity Index Total Return and Russell
expenses of any kind.	Developed ex-U.S. Large Cap® Index (Net), underperformed the
Russell 1000® Index.
For the fiscal year ended December 31, 2016, the Morningstar®
Insurance Allocation – 70% to 85% Equity Category, a group of	The Fund’s global equity exposure had a mixed impact on its
funds that Morningstar considers to have investment strategies	benchmark-relative performance. The Fund benefited from
similar to those of the Fund, gained 7.40%. This result serves as	strategic exposure to the RIC Russell Emerging Markets Fund as
a peer comparison and is expressed net of operating expenses.	a result of the outperformance of emerging markets versus U.S.
equities. By contrast, overweights to European securities in the
The Fund’s underperformance relative to the Russell 1000® Index	RIF Non-U.S. Fund caused the Underlying Fund to struggle as
was primarily due to the Fund’s out-of-benchmark allocation to	European equities continued to lag the U.S. equity market. Within
Underlying Funds invested in non-U.S. equities, which generally	U.S. equities, an allocation to U.S. small cap equity contributed to
underperformed the U.S. large cap equity market as represented	excess returns as the asset class rallied over the period.
by the Russell 1000® Index.
The Fund’s strategic allocation to fixed income Underlying Funds
How did the market conditions described in the Market	generally had a positive impact on its absolute performance but
Summary report affect the Fund’s performance?	weighed down the Fund’s benchmark-relative performance given
The Fund seeks to achieve its objective by investing in Underlying	the strong performance of the U.S. large cap equity market.
Funds that provide exposure to a range of diversified investments,
and most major asset classes invested in by the Underlying	Describe any changes to the Fund’s structure or allocation
Funds produced positive absolute returns during the period.	to the Underlying Funds.
Markets during the fiscal year ended December 31, 2016 were	RIM has the discretion to vary the Fund’s actual allocation
characterized by higher levels of volatility and dispersion across	from the target strategic asset allocation by up to +/- 5% at the
return sources. U.S. large cap stocks (as measured by the Russell	equity, fixed/other income or alternative category level based on
RIM’s capital markets research. In addition to investing in the

Equity Growth Strategy Fund 71

Russell Investment Funds
Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis, continued — December 31, 2016
(Unaudited)

Underlying Funds, RIM may seek to actively manage a Fund’s	modifications to the Fund’s asset allocation were additive during
overall exposures by investing in derivatives that RIM believes	the period.
will achieve the desired risk/return profile for the Fund. RIM’s	RIM also made strategic asset allocation changes during the
asset allocation modifications, implemented through both tactical	period. In September 2016, RIM added further diversity and
changes to Underlying Fund allocations and derivatives-based	dynamism to the Fund through the addition of the Unconstrained
exposures, benefited the Fund’s performance relative to the	Total Return Fund as an Underlying Fund.
Fund’s target strategic asset allocation.
RIM adapted the Fund’s asset allocation over the period as market	The views expressed in this report reflect those of the
opportunities and risks evolved. During the first quarter of 2016,	portfolio managers only through the end of the period
equity markets declined substantially, and RIM added further risk	covered by the report. These views do not necessarily
to the portfolio by overweighting exposure to high yield credit and	represent the views of RIM, or any other person in RIM or
emerging markets equity compared with core bond holdings and	any other affiliated organization. These views are subject to
cash. Markets subsequently rebounded from the February lows	change at any time based upon market conditions or other
and RIM reduced risk exposure to a more defensive stance with	events, and RIM disclaims any responsibility to update the
the Fund’s equity allocation below strategic weights. In December	views contained herein. These views should not be relied
2016, RIM reduced high yield credit exposure and increased the	on as investment advice and, because investment decisions
Fund’s exposure to global real estate investment trusts. RIM’s	for a Russell Investment Funds (“RIF”) Fund are based on
numerous factors, should not be relied on as an indication
of investment decisions of any RIF Fund.

* Assumes initial investment on April 30, 2007.

** The Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

*** The Russell Developed ex-U.S. Large Cap® Index (Net) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time and is net of tax on dividends from foreign holdings.

§ Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains.  Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.  Past performance is not indicative of future results.  Additionally, the returns presented herein may differ from the performance reported in the Financial Highlights as the returns herein are calculated in a manner consistent with standardized performance in accordance with Securities and Exchange
Commission rules, while the performance in the Financial Highlights has been calculated in accordance with U.S. Generally Accepted Accounting Principles (“U.S.
GAAP”).

72 Equity Growth Strategy Fund

Russell Investment Funds
Equity Growth Strategy Fund

Shareholder Expense Example — December 31, 2016 (Unaudited)

Fund Expenses	Please note that the expenses shown in the table are meant
The following disclosure provides important information	to highlight your ongoing costs only and do not reflect any
regarding the Fund’s Shareholder Expense Example	transactional costs. Therefore, the information under the heading
(“Example”).	“Hypothetical Performance (5% return before expenses)” is
useful in comparing ongoing costs only, and will not help you
Example	determine the relative total costs of owning different funds. In
As a shareholder of the Fund, you incur two types of costs: (1)	addition, if these transactional costs were included, your costs
transaction costs, and (2) ongoing costs, including advisory and	would have been higher. The fees and expenses shown in this
administrative fees and other Fund expenses. The Example is	section do not reflect any Insurance Company Separate Account
intended to help you understand your ongoing costs (in dollars)	Policy Charges.
of investing in the Fund and to compare these costs with the			Hypothetical
ongoing costs of investing in other mutual funds. The Example			Performance (5%
is based on an investment of $1,000 invested at the beginning of		Actual	return before
the period and held for the entire period indicated, which for this		Performance	expenses)
Beginning Account Value
Fund is from July 1, 2016 to December 31, 2016.	July 1, 2016	$1,000.00	$1,000.00
Ending Account Value
Actual Expenses	December 31, 2016	$1,083.20	$1,024.53
The information in the table under the heading “Actual	Expenses Paid During Period*	$0.63	$0.61
Performance” provides information about actual account values
and actual expenses. You may use the information in this column,	* Expenses are equal to the Fund's annualized expense ratio of 0.12%
(representing the six month period annualized), multiplied by the average
together with the amount you invested, to estimate the expenses	account value over the period, multiplied by 184/366 (to reflect the one-half
that you paid over the period. Simply divide your account value by	year period). May reflect amounts waived and/or reimbursed. Without any
$1,000 (for example, an $8,600 account value divided by $1,000	waivers and/or reimbursements, expenses would have been higher.
= 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical
Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses
based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses
may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of other funds.

Equity Growth Strategy Fund 73

Russell Investment Funds
Equity Growth Strategy Fund

Schedule of Investments — December 31, 2016

Amounts in thousands (except share amounts)
				Fair
				Value
	Shares			$
Investments in Affiliated Mutual Funds - 97.5%
Alternative - 7.8%
RIC Russell Commodity Strategies Fund Class Y		254,436		1,455
RIC Russell Global Infrastructure Fund Class Y		132,488		1,420
RIF Global Real Estate Securities Fund		63,427		888
				3,763

Domestic Equities - 37.1%
RIC Russell U.S. Defensive Equity Fund Class Y		71,723		3,438
RIC Russell U.S. Dynamic Equity Fund Class Y		404,544		4,191
RIF Aggressive Equity Fund		352,028		5,354
RIF Multi-Style Equity Fund		286,148		4,888
				17,871

Fixed Income - 11.6%
RIC Russell Global Opportunistic Credit Fund Class Y		518,503		4,864
RIC Unconstrained Total Return Fund Class Y		73,969		732
				5,596

International Equities - 41.0%
RIC Russell Emerging Markets Fund Class Y		365,498		5,775
RIC Russell Global Equity Fund Class Y		775,418		7,700
RIF Non-U.S. Fund		560,615		6,251
				19,726

Total Investments in Affiliated Mutual Funds
(cost $40,262)				46,956

Options Purchased - 0.0%
(Number of Contracts)
iShares MSCI Emerging Markets Index
Mar 2017 36.60 Call (13,797)	USD	505	(ÿ)	9
S&P 500 Index
Mar 2017 2,279.87 Call (532)	USD	1,213	(ÿ)	16
Jan 2017 2,137.94 Put (1,204)	USD	2,574	(ÿ)	1
Total Options Purchased
(cost $109)				26

Short-Term Investments - 0.7%
U.S. Cash Management Fund		323,684	(8)	324
Total Short-Term Investments
(cost $323)				324

Total Investments 98.2%
(identified cost $40,694)				47,306

Other Assets and Liabilities, Net - 1.8%				858
Net Assets - 100.0%				48,164

See accompanying notes which are an integral part of the financial statements.

74 Equity Growth Strategy Fund

Russell Investment Funds
Equity Growth Strategy Fund

Schedule of Investments, continued — December 31, 2016

Futures Contracts

Amounts in thousands (except contract amounts)
					Unrealized
					Appreciation
	Number of	Notional		Expiration	(Depreciation)
	Contracts	Amount		Date	$
Long Positions
Amsterdam Index Futures	4	EUR	386	01/17	8
CAC40 Euro Index Futures	24	EUR	1,167	01/17	21
DAX Index Futures	4	EUR	1,147	03/17	26
Dow Jones U.S. Real Estate Index Futures	16	USD	487	03/17	5
EURO STOXX 50 Index Futures	23	EUR	754	03/17	18
FTSE/MIB Index Futures	3	EUR	288	03/17	9
IBEX 35 Index Futures	4	EUR	373	01/17	3
OMX 30 Index Futures	17	SEK	2,582	01/17	(4)
Russell 2000 Mini Index Futures	2	USD	136	03/17	(3)
Short Positions
FTSE 100 Index Futures	5	GBP	352	03/17	(14)
MSCI Emerging Markets Mini Index Futures	20	USD	859	03/17	22
Russell 1000 Mini Index Futures	2	USD	124	03/17	1
S&P 500 E-Mini Index Futures	38	USD	4,249	03/17	1
S&P Mid 400 E-Mini Index Futures	2	USD	332	03/17	6
S&P/TSX 60 Index Futures	5	CAD	897	03/17	—
SPI 200 Index Futures	6	AUD	845	03/17	(14)
Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					85

Options Written
Amounts in thousands (except contract amounts)
		Number of	Strike		Notional	Expiration	Fair Value
	Call/Put	Contracts	Price		Amount	Date	$
iShares MSCI Emerging Markets Index	Put	13,797	32.62	USD	450	03/17/17	(8)
S&P 500 Index	Put	2,408	1,900.39	USD	4,576	01/06/17	(1)
S&P 500 Index	Put	532	2,031.57	USD	1,081	03/17/17	(8)
Total Liability for Options Written (premiums received $51)							(17)

Transactions in options written contracts for the period ended December 31, 2016 were as follows:
	Number of	Premiums
	Contracts	Received
Outstanding December 31, 2015	—	$—
Opened	20,447	225
Closed	—	—
Expired	(3,710)	(174)
Outstanding December 31, 2016	16,737	$51

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	CNY	2,710	USD	390	03/15/17	8

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 75

Russell Investment Funds
Equity Growth Strategy Fund

Schedule of Investments, continued — December 31, 2016

Foreign Currency Exchange Contracts
Amounts in thousands
						Unrealized
						Appreciation
		Amount		Amount		(Depreciation)
Counterparty		Sold		Bought	Settlement Date	$
Bank of America	TWD	9,520	USD	301	03/15/17	7
Royal Bank of Canada	AUD	22	USD	16	01/10/17	—
Royal Bank of Canada	CAD	20	USD	15	01/10/17	—
Royal Bank of Canada	CHF	9	USD	9	01/10/17	—
Royal Bank of Canada	EUR	22	USD	23	01/10/17	—
Royal Bank of Canada	GBP	8	USD	10	01/10/17	—
Royal Bank of Canada	HKD	14	USD	2	01/10/17	—
Royal Bank of Canada	JPY	6,717	USD	59	01/10/17	2
Royal Bank of Canada	SEK	43	USD	5	01/10/17	—
Royal Bank of Canada	SGD	4	USD	3	01/10/17	—
State Street	USD	177	AUD	246	01/10/17	—
State Street	USD	111	AUD	150	03/15/17	(3)
State Street	USD	243	CAD	329	01/10/17	2
State Street	USD	512	CAD	680	03/15/17	(5)
State Street	USD	208	CHF	213	01/10/17	1
State Street	USD	774	EUR	740	01/10/17	5
State Street	USD	425	GBP	347	01/10/17	3
State Street	USD	89	HKD	691	01/10/17	—
State Street	USD	546	JPY	63,772	01/10/17	—
State Street	USD	835	JPY	94,690	03/15/17	(22)
State Street	USD	88	SEK	808	01/10/17	—
State Street	USD	30	SGD	44	01/10/17	—
State Street	AUD	224	USD	167	01/10/17	5
State Street	AUD	246	USD	177	02/07/17	—
State Street	CAD	309	USD	231	01/10/17	1
State Street	CAD	329	USD	243	02/07/17	(2)
State Street	CHF	204	USD	201	01/10/17	1
State Street	CHF	213	USD	208	02/07/17	(1)
State Street	EUR	718	USD	766	01/10/17	10
State Street	EUR	740	USD	775	02/07/17	(5)
State Street	EUR	620	USD	668	03/15/17	13
State Street	GBP	339	USD	424	01/10/17	6
State Street	GBP	347	USD	425	02/07/17	(3)
State Street	GBP	30	USD	38	03/15/17	1
State Street	HKD	677	USD	87	01/10/17	—
State Street	HKD	691	USD	89	02/07/17	—
State Street	JPY	57,055	USD	505	01/10/17	17
State Street	JPY	63,772	USD	547	02/07/17	—
State Street	SEK	765	USD	84	01/10/17	—
State Street	SEK	808	USD	89	02/07/17	—
State Street	SGD	40	USD	28	01/10/17	—
State Street	SGD	44	USD	30	02/07/17	—
UBS	KRW	116,630	USD	100	03/15/17	3
Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						44

See accompanying notes which are an integral part of the financial statements.

76 Equity Growth Strategy Fund

Russell Investment Funds
Equity Growth Strategy Fund

Schedule of Investments, continued — December 31, 2016

Presentation of Portfolio Holdings
Amounts in thousands
		Fair Value
				Practical
Portfolio Summary	Level 1	Level 2	Level 3	Expedient (a)	Total	% of Net Assets
Investments in Affiliated Mutual Funds	$46,956	$—	$—	$—	$46,956	97.5
Options Purchased	—	26	—	—	26	—*
Short-Term Investments	—	—	—	324	324	0.7
Total Investments	46,956	26	—	324	47,306	98.2
Other Assets and Liabilities, Net						1.8
						100.0
Other Financial Instruments
Assets
Futures Contracts	120	—	—	—	120	0.2
Foreign Currency Exchange Contracts	—	85	—	—	85	0.2
'
Liabilities
Futures Contracts	(35)	—	—	—	(35)	(0.1)
Options Written	—	(17)	—	—	(17)	(—)*
Foreign Currency Exchange Contracts	—	(41)	—	—	(41)	(0.1)
Total Other Financial Instruments**	$85	$27	$—	$—	$112

* Less than 0.05% of net assets.
** Futures and foreign currency exchange contract values reflect the unrealized appreciation (depreciation) on the investments.
(a) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of
Investments.

For a description of the Levels, see note 2 in the Notes to Financial Statements.
For a disclosure on transfers between Levels 1, 2 and 3 during the period ended December 31, 2016, see note 2 in the Notes to
Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 77

Russell Investment Funds
Equity Growth Strategy Fund

Fair Value of Derivative Instruments — December 31, 2016

Amounts in thousands

			Foreign
		Equity	Currency
Derivatives not accounted for as hedging instruments		Contracts	Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at fair value*		$26	$—
Unrealized appreciation on foreign currency exchange contracts		—	85
Variation margin on futures contracts**		120	—
Total		$146	$85

Location: Statement of Assets and Liabilities - Liabilities
Variation margin on futures contracts**		$35	$—
Unrealized depreciation on foreign currency exchange contracts		—	41
Options written, at fair value		17	—
Total		$52	$41
			Foreign
	Equity	Credit	Currency
Derivatives not accounted for as hedging instruments	Contracts	Contracts	Contracts

Location: Statement of Operations - Net realized gain (loss)
Investments***	$(149)	$—	$—
Futures contracts	(12)	—	—
Options written	174	—	—
Total return swap contracts	(104)	—	—
Credit default swap contracts	—	7	—
Foreign currency-related transactions****	—	—	196
Total	$(91)	$7	$196

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments*****	$(81)	$—	$—
Futures contracts	105	—	—
Options written	34	—	—
Total return swap contracts	27	—	—
Foreign currency-related transactions******	—	—	49
Total	$85	$—	$49

* Fair value of purchased options.
** Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the
Statement of Assets and Liabilities.
*** Includes net realized gain (loss) on purchased options as reported in the Statement of Operations.
**** Only includes net realized gain (loss) on forward and spot contracts. May differ from the net realized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.
***** Includes net unrealized gain (loss) on purchased options as reported in the Schedule of Investments.
****** Only includes change in unrealized gain (loss) on forward and spot contracts. May differ from the net change in unrealized gain (loss) on foreign currency-related transactions reported within the Statement of Operations.

For further disclosure on derivatives see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

78 Equity Growth Strategy Fund

Russell Investment Funds
Equity Growth Strategy Fund
Balance Sheet Offsetting of Financial and Derivative Instruments —
December 31, 2016

Amounts in thousands

Offsetting of Financial Assets and Derivative Assets
			Gross	Net Amounts
			Amounts	of Assets
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Assets	Assets	Liabilities	Liabilities
Options Purchased Contracts	Investments, at fair value	$26	$—	$26
Foreign Currency Exchange Contracts	Unrealized appreciation on foreign currency exchange contracts	85	—	85
Futures Contracts	Variation margin on futures contracts	56	—	56
Total Financial and Derivative Assets		167	—	167
Financial and Derivative Assets not subject to a netting agreement		(55)	—	(55)
Total Financial and Derivative Assets subject to a netting agreement		$112	$—	$112

Financial Assets, Derivative Assets, and Collateral Held by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Assets
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Received^	Net Amount
Bank of America	$41	$17	$—	$24
Royal Bank of Canada	2	—	—	2
State Street	66	28	—	38
UBS	3	—	—	3
Total	$112	$45	$—	$67

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 79

Russell Investment Funds
Equity Growth Strategy Fund
Balance Sheet Offsetting of Financial and Derivative Instruments, continued —
December 31, 2016

Amounts in thousands

Offsetting of Financial Liabilities and Derivative Liabilities
			Gross	Net Amounts
			Amounts	of Liabilities
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement
		Recognized	Assets and	of Assets and
Description	Location: Statement of Assets and Liabilities - Liabilities	Liabilities	Liabilities	Liabilities
Futures Contracts	Variation margin on futures contracts	$1	$—	$1
Foreign Currency Exchange Contracts	Unrealized depreciation on foreign currency exchange contracts	41	—	41
Options Written Contracts	Options written, at fair value	17	—	17
Total Financial and Derivative Liabilities		59	—	59
Financial and Derivative Liabilities not subject to a netting agreement		—	—	—
Total Financial and Derivative Liabilities subject to a netting agreement		$59	$—	$59

Financial Liabilities, Derivative Liabilities, and Collateral Pledged by Counterparty
		Gross Amounts Not Offset in
		the Statement of Assets and
		Liabilities

	Net Amounts
	of Liabilities
	Presented in
	the Statement	Financial and
	of Assets and	Derivative	Collateral
Counterparty	Liabilities	Instruments	Pledged^	Net Amount
Bank of America	$17	$17	$—	$—
State Street	42	28	—	14
Total	$59	$45	$—	$14

*       Fair value of securities on loan as reported in the footnotes to the Statement of Assets and Liabilities.
^      Collateral received or pledged amounts may not reconcile to those disclosed in the Statement of Assets and Liabilities due to the inclusion of off-Balance
Sheet collateral and adjustments made to exclude overcollateralization.

For further disclosure on derivatives and counterparty risk see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

80 Equity Growth Strategy Fund

Russell Investment Funds
Equity Growth Strategy Fund

Statement of Assets and Liabilities — December 31, 2016

Amounts in thousands
Assets
Investments, at identified cost	$40,694
Investments, at fair value(>)	47,306
Cash (restricted)(a)	800
Unrealized appreciation on foreign currency exchange contracts	85
Receivables:
Fund shares sold	22
From affiliates	4
Variation margin on futures contracts	56
Total assets	48,273

Liabilities
Payables:
Investments purchased	22
Accrued fees to affiliates	2
Other accrued expenses	26
Variation margin on futures contracts	1
Unrealized depreciation on foreign currency exchange contracts	41
Options written, at fair value(x)	17
Total liabilities	109

Net Assets	$48,164

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 81

Russell Investment Funds
Equity Growth Strategy Fund

Statement of Assets and Liabilities, continued — December 31, 2016

Amounts in thousands
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$(35)
Accumulated net realized gain (loss)	(2,833)
Unrealized appreciation (depreciation) on:
Investments	6,612
Futures contracts	85
Options written	34
Foreign currency-related transactions	44
Shares of beneficial interest	54
Additional paid-in capital	44,203
Net Assets	$48,164

Net Asset Value, offering and redemption price per share:
Net asset value per share: (#)	$8.92
Net assets	$48,163,700
Shares outstanding ($.01 par value)	5,401,357
Amounts in thousands
(x) Premiums received on options written	$51
(>) Investments in affiliated funds	$47,280

(a) Cash Collateral for Futures	$800
(#) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

82 Equity Growth Strategy Fund

Russell Investment Funds
Equity Growth Strategy Fund

Statement of Operations — For the Period Ended December 31, 2016

Amounts in thousands
Investment Income
Dividends from affiliated funds	$985

Expenses
Advisory fees	95
Administrative fees	20
Custodian fees (1)	26
Transfer agent fees	2
Professional fees	32
Trustees’ fees	2
Printing fees	8
Miscellaneous	6
Expenses before reductions	191
Expense reductions	(135)
Net expenses	56
Net investment income (loss)	929

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(321)
Futures contracts	(12)
Options written	174
Total return swap contracts	(104)
Credit default swap contracts	7
Foreign currency-related transactions	196
Capital gain distributions from Underlying Funds	1,297
Net realized gain (loss)	1,237
Net change in unrealized appreciation (depreciation) on:
Investments	2,521
Futures contracts	105
Options written	34
Total return swap contracts	27
Foreign currency-related transactions	49
Net change in unrealized appreciation (depreciation)	2,736
Net realized and unrealized gain (loss)	3,973
Net Increase (Decrease) in Net Assets from Operations	$4,902

(1)     Includes a reimbursement for overbilling of custody out-of-pocket fees from prior years. See note 8 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 83

Russell Investment Funds
Equity Growth Strategy Fund

Statements of Changes in Net Assets

	For the Periods Ended December 31,
Amounts in thousands	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$929	$881
Net realized gain (loss)	1,237	2,070
Net change in unrealized appreciation (depreciation)	2,736	(4,825)
Net increase (decrease) in net assets from operations	4,902	(1,874)
Distributions
From net investment income	(1,396)	(767)
From net realized gain	—	(3,854)
Net decrease in net assets from distributions	(1,396)	(4,621)
Share Transactions*
Net increase (decrease) in net assets from share transactions	(3,393)	2,143
Total Net Increase (Decrease) in Net Assets	113	(4,352)
Net Assets
Beginning of period	48,051	52,403
End of period	$48,164	$48,051
Undistributed (overdistributed) net investment income included in net assets	$(35)	$187

* Share transaction amounts (in thousands) for the periods ended December 31, 2016 and December 31, 2015 were as follows:
	2016		2015
	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	669	$5,721	479	$4,396
Proceeds from reinvestment of distributions	162	1,396	525	4,622
Payments for shares redeemed	(1,233)	(10,510)	(740)	(6,875)
Total increase (decrease)	(402)	$(3,393)	264	$2,143

See accompanying notes which are an integral part of the financial statements.

84 Equity Growth Strategy Fund

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Russell Investment Funds
Equity Growth Strategy Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.
		$
	$	Net	$	$	$	$
	Net Asset Value,	Investment	Net Realized	Total from	Distributions	Distributions
	Beginning of	Income (Loss)	and Unrealized	Investment	from Net	from Net
	Period	(a)(b)(d)	Gain (Loss)	Operations	Investment Income	Realized Gain
December 31, 2016	8.28	.17	.72	.89	(.25)	—
December 31, 2015	9.46	.16	(.50)	(.34)	(.13)	(.71)
December 31, 2014	9.60	.30	.04	.34	(.32)	(.16)
December 31, 2013	8.21	.23	1.39	1.62	(.23)	—
December 31, 2012	7.22	.15	.98	1.13	(.14)	—

See accompanying notes which are an integral part of the financial statements.

86 Equity Growth Strategy Fund

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
$	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Total Distributions	Period	Return(e)	(000)	Gross(c)	Net(c)(d)	Net Assets(b)(d)	Turnover Rate
(.25)	8.92	10.85	48,164.40		.12	1.97	21
(.84)	8.28	(3.87)	48,051.39		.11	1.73	31
(.48)	9.46	3.48	52,403.40		.10	3.04	25
(.23)	9.60	19.81	50,254.41		.10	2.55	17
(.14)	8.21	15.68	39,140.44		.10	1.79	37

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 87

Russell Investment Funds
Equity Growth Strategy Fund

Related Party Transactions, Fees and Expenses

Accrued fees payable to affiliates for the period ended December 31, 2016 were as follows:
Administration fees	$1,808
Transfer agent fees	187
Trustee fees	321
$2,316

Transactions (amounts in thousands) during the period ended December 31, 2016 with Underlying Funds which are, or were, an affiliated company are as follows:

	Fair Value,				Change in
Beginning of			Realized Gain		Unrealized	Fair Value, End	Income	Capital Gains
	Period	Purchases	Sales	(Loss)	Gain (Loss)	of Period	Distributions	Distributions
RIC Russell Commodity Strategies
Fund	$1,460	$262	$416	$(97)	$246	$1,455	$—	$—
RIC Russell Global Infrastructure
Fund	2,410	367	1,481	16	108	1,420	58	43
RIF Global Real Estate Securities
Fund	1,443	290	816	57	(86)	888	42	28
RIC Russell U.S. Defensive Equity
Fund	4,317	659	1,624	61	25	3,438	58	259
RIC Russell U.S. Dynamic Equity
Fund	4,318	540	1,042	34	341	4,191	61	179
RIF Aggressive Equity Fund	5,270	532	1,363	(161)	1,076	5,354	38	3
RIF Multi-Style Equity Fund	4,798	623	655	2	120	4,888	95	268
RIC Russell Global Opportunistic
Credit Fund	4,358	1,373	1,105	(39)	277	4,864	213	—
RIC Unconstrained Total Return
Fund	—	791	52	—	(7)	732	11	—
RIC Russell Emerging Markets Fund	5,265	1,374	1,439	(128)	703	5,775	74	—
RIC Russell Global Equity Fund	7,207	1,732	1,150	—	(89)	7,700	130	517
RIF Non-U.S. Fund	6,241	1,175	1,136	83	(112)	6,251	203	—
U.S. Cash Management Fund	734	2,542	2,952	—	—	324	2	—
	$47,821	$12,260	$15,231	$(172)	$2,602	$47,280	$985	$1,297

Federal Income Taxes

At December 31, 2016, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$43,550,621
Unrealized Appreciation	$4,319,383
Unrealized Depreciation	(563,815)
Net Unrealized Appreciation (Depreciation)	$3,755,568
Undistributed Long-Term Capital Gains
(Capital Loss Carryforward)	$588,911
Tax Composition of Distributions
Ordinary Income	$1,362,395
Long-Term Capital Gains	$34,062

See accompanying notes which are an integral part of the financial statements.

88 Equity Growth Strategy Fund

Russell Investment Funds
Equity Growth Strategy Fund

Federal Income Taxes, continued
Net investment income and net realized gains (losses) in the financial statements may differ from taxable net investment income and net realized gains (losses). Capital accounts within the financial statements are adjusted for permanent differences between book and tax accounting. Book-tax differences may be due to foreign currency gains and losses, reclassifications of dividends and differences in treatment of income from swaps. These adjustments have no impact on the net assets. At December 31, 2016, the Statement of Assets and Liabilities have been adjusted by the following amounts (in thousands):

Undistributed net investment income	$245
Accumulated net realized gain (loss)	(247)
Additional paid-in capital	2

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund 89

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Schedule of Investments — December 31, 2016

Footnotes:
(å) Currency balances were pledged in connection with futures contracts purchased (sold), options written, or swaps entered into by the
Fund. See Statement of Assets and Liabilities.
(ÿ) Notional Amount in thousands.
(8) Unrounded units.

Abbreviations:
144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.
ADR - American Depositary Receipt
ADS - American Depositary Share
BBSW - Bank Bill Swap Reference Rate
CIBOR - Copenhagen Interbank Offered Rate
CME - Chicago Mercantile Exchange
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation
EMU - European Economic and Monetary Union
EURIBOR - Euro Interbank Offered Rate
FDIC - Federal Deposit Insurance Company
GDR - Global Depositary Receipt
GDS - Global Depositary Share
HIBOR – Hong Kong Interbank Offered Rate
LIBOR - London Interbank Offered Rate
NIBOR - Norwegian Interbank Offered Rate
PIK - Payment in Kind
PRIBOR – Prague Interbank Offered Rate
REMIC - Real Estate Mortgage Investment Conduit
SIBOR – Singapore Interbank Offered Rate
STRIP - Separate Trading of Registered Interest and Principal of Securities
TBA - To Be Announced Security
UK - United Kingdom

90 Notes to Schedule of Investments

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Schedule of Investments, continued — December 31, 2016

Foreign Currency Abbreviations:
ARS - Argentine peso	HUF - Hungarian forint	PKR - Pakistani rupee
AUD - Australian dollar	IDR - Indonesian rupiah	PLN - Polish zloty
BRL - Brazilian real	ILS - Israeli shekel	RUB - Russian ruble
CAD - Canadian dollar	INR - Indian rupee	SEK - Swedish krona
CHF - Swiss franc	ISK - Icelandic krona	SGD - Singapore dollar
CLP - Chilean peso	ITL - Italian lira	SKK - Slovakian koruna
CNY - Chinese yuan renminbi	JPY - Japanese yen	THB - Thai baht
COP - Colombian peso	KES - Kenyan schilling	TRY - Turkish lira
CRC - Costa Rican colon	KRW - South Korean won	TWD - Taiwanese dollar
CZK - Czech koruna	MXN - Mexican peso	USD - United States dollar
DKK - Danish krone	MYR – Malaysian ringgit	VEB - Venezuelan bolivar
EGP - Egyptian pound	NOK - Norwegian krone	VND - Vietnamese dong
EUR - Euro	NZD - New Zealand dollar	ZAR - South African rand
GBP - British pound sterling	PEN - Peruvian nuevo sol
HKD – Hong Kong dollar	PHP – Philippine peso

Notes to Schedule of Investments 91

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Highlights — December 31, 2016

(a) Average daily shares outstanding were used for this calculation.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the
Fund invests.
(c) The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(d) May reflect amounts waived and reimbursed by Russell Investment Management, LLC ( “RIM”).
(e) The total return does not reflect any Insurance Company Separate Account or Policy Charges.
(f) Less than $.01 per share.

92 Notes to Financial Highlights

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements — December 31, 2016

1. Organization
Russell Investment Funds (the “Investment Company” or “RIF”) is a series investment company with nine different investment portfolios referred to as Funds (each a “Fund” and collectively the “Funds”). These financial statements report on four of these
Funds. The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value (“NAV”) to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended
(“Investment Company Act”), as an open-end management investment company. It is organized and operated as a Massachusetts business trust under an Amended and Restated Master Trust Agreement dated October 1, 2008, as amended (“Master Trust
Agreement”), and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Investment
Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest. Each of the Funds is diversified. Under the Investment Company Act a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of their total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.

Each of the Funds is a “fund of funds” and diversifies its assets by investing principally, at present, in shares of several Russell
Investment Company (“RIC”) Funds and other of the Investment Company’s Funds (together, the “Underlying Funds”). Each Fund seeks to achieve its specific investment objective by investing in different combinations of the Underlying Funds. In addition to investing in the Underlying Funds, Russell Investment Management, LLC (“RIM”), the Funds’ investment adviser, may seek to actively manage the Funds' overall exposure by investing in derivatives, including futures, options, forwards and swaps, that RIM believes will achieve the desired risk/return profile for the Funds. The Funds may hold cash in connection with these investments.
The Funds usually, but not always, pursue a strategy of being fully invested by exposing their cash to the performance of segments of the global equity market by purchasing index futures contracts (also known as "equitization").

Each Fund intends its strategy of investing in combinations of equity, fixed/other income and alternative Underlying Funds to result in investment diversification that an investor could otherwise achieve only by holding numerous individual investments. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to
+/- 5% at the equity, fixed/other income or alternative category level based on RIM’s capital markets research, and/or (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying
Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year.

The following table shows each Fund’s target strategic asset allocation effective on or about September 22, 2016 to alternative, equity and fixed/other income asset classes. The alternative Underlying Funds in which the Funds may invest include the RIC Russell
Commodity Strategies, RIC Russell Global Infrastructure and RIF Global Real Estate Securities Funds. The equity Underlying
Funds in which the Funds may invest include the RIC Russell U.S. Defensive Equity, RIC Russell U.S. Dynamic Equity, RIF
Aggressive Equity, RIF Multi-Style Equity, RIC Russell Emerging Markets, RIC Russell Global Equity, and RIF Non-U.S. Funds.
The fixed/other income Underlying Funds in which the Funds may invest include the RIC Russell Global Opportunistic Credit, RIC
Russell Investment Grade Bond, RIC Russell Short Duration Bond, RIC Unconstrained Total Return, RIC Russell Multi-Strategy
Income and RIF Core Bond Funds.

		Asset Allocation Targets*
	Moderate	Balanced	Growth
	Strategy	Strategy	Strategy	Equity Growth
	Fund	Fund	Fund	Strategy Fund
Alternative **	7.5%	7%	8%	8%
Equity	29.5%	51%	70%	85%
Fixed/Other Income	63%	42%	22%	7%

* Actual assets allocation may vary.
** Alternative Underlying Funds pursue investment strategies that differ from those of traditional broad market equity or fixed income funds or seek returns with a low correlation to global equity markets.

Notes to Financial Statements 93

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2016

2. Significant Accounting Policies
The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”)
which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules)
intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend
Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds' financial statements and related disclosures.

Security Valuation
The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell
Investments Fund Services, LLC ("RIFUS"). The Funds value the shares of the Underlying Funds at the current NAV per share of each Underlying Fund. The Funds have adopted the authoritative guidance under U.S. GAAP for estimating the fair value of investments in funds that have calculated NAV per share in accordance with the specialized accounting guidance for investment companies. Accordingly, the Funds estimate the fair value of an investment in a fund using the NAV per share without further adjustment as a practical expedient, if the NAV per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Inputs other than quoted prices included within Level 1 that are observable, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs such as interest rates, yield curves, implied volatilities, credit spreads or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by RIFUS, acting at the discretion of the Board, that are used in determining the fair value of investments.

All the Funds' investments for the period ended December 31, 2016, were valued using Level 1 inputs.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments categorized as
Level 1 and Level 2 of the fair value hierarchy are as follows:

94 Notes to Financial Statements

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2016

Derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors.
Derivatives may be classified into two groups depending upon the way that they are traded: privately traded over-the-counter
(“OTC”) derivatives that do not go through an exchange or intermediary and exchange-traded derivatives that are traded through specialized derivatives exchanges or other regulated exchanges. OTC derivatives are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative instrument can be estimated by a pricing service provider using a series of techniques, including simulation pricing models.
The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. OTC derivatives that use these and similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy, with the exception of foreign currency spot contracts which are categorized as Level 1 of the fair value hierarchy. OTC derivatives that use broker dealer quotations are categorized as level 3 of the fair value hierarchy. Exchange-traded derivatives are valued based on the last reported sales price on the day of valuation and are categorized as Level 1 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 Fair Value Investments
The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available, or are not reliable, are valued at fair value as determined in good faith by RIFUS and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RIFUS applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but instead may be priced by another method that RIFUS believes accurately reflects fair value and will be categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by RIFUS would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the security was sold.

RIFUS employs third party pricing vendors to provide fair value measurements. RIFUS oversees third-party pricing service providers in order to support the valuation process throughout the year.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, RIFUS may elect to obtain indicative market quotations (“broker quotes”) directly from the broker or passed through from a third party vendor. In the event that the source of fair value is from a single source broker quote, these securities are classified as Level 3 per the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received on a daily basis, RIFUS does not have the transparency to view the underlying inputs which support the broker quotes. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. RIFUS is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third party pricing vendors regarding the unobservable inputs used.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that present changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets categorized as Level 3 in the fair value hierarchy. In

Notes to Financial Statements 95

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2016 accordance with the requirements of U.S. GAAP, a fair value hierarchy, a Level 3 reconciliation and an additional disclosure about fair value measurements, if any, has been included in the Presentation of Portfolio Holdings for each respective Fund.

These significant unobservable inputs are further disclosed in the Presentation of Portfolio Holdings for each respective Fund as applicable.

Investment Transactions
Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if applicable, are recorded on the basis of specific identified cost incurred within a particular Fund or Underlying
Fund.

Investment Income
Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes
Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

For each year, each Fund intends to qualify or continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code of 1986, as amended (the “Code”) and intends to distribute all of its taxable income and capital gains.
Therefore, no federal income tax provision is required for the Funds.

Each Fund files a U.S. tax return. At December 31, 2016, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended December 31, 2013 through December 31,
2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts the Funds’ liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Dividends and Distributions to Shareholders
Income dividends, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, the Underlying
Funds sold at a loss, wash sale deferrals and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their NAVs.

96 Notes to Financial Statements

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2016

Expenses
Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the Underlying Funds’ fees and expenses incurred indirectly by the Funds will vary.

The Funds pay their own expenses other than those expressly assumed by RIM, the Funds’ adviser, or RIFUS. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Derivatives
The Funds may invest in derivatives. Derivatives are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps and forwards. These instruments offer unique characteristics and risks that facilitate the Funds’ investment strategies.

The Funds typically use derivatives in three ways: exposing cash to markets, hedging and return enhancement. In addition, certain
Funds may enter into foreign exchange contracts for trade settlement purposes. The Funds may pursue their strategy of being fully invested by exposing cash to the performance of segments of the global equity market by purchasing index futures contracts. This is intended to cause the Funds to perform as though cash were actually invested in the global equity market.

Hedging may be used by the Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund, including using derivatives as a substitute for holding physical securities, and using them to express various macro views (e.g., interest rate movements, currency movements, and macro credit strategies). By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks include, but are not limited to, market risk, liquidity risk, leveraging risk, counterparty risk, basis risk, reinvestment risk, political risk, prepayment risk, extension risk, valuation risk and credit risk.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central exchange clearing house. Exchange-
traded or exchange-cleared transactions generally present less counterparty risk to a Fund. The exchange’s clearing house stands between the Fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the clearing house and the clearing member. Cleared swap contracts are subject to clearing house rules, including initial and variation margin requirement, daily settlement of obligations and the clearing house guarantee of payments to the broker. There is, however, still counterparty risk due to the insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral and margin requirements for exchange-traded or exchange-cleared derivatives are established through regulation, as well as set by the broker or applicable clearing house. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statements of Assets and Liabilities as cash held at the broker for futures contracts and cash held at the broker for swap contracts, respectively. Securities pledged by a Fund for exchange-
traded and exchange-cleared transactions are noted as collateral or margin requirements in the Schedule of Investments. Typically, the Funds and counterparties are not permitted to sell, repledge, rehypothecate or otherwise use collateral pledged by the other party unless explicitly permitted by each respective governing agreement.

In December 2015, the SEC proposed new regulations applicable to a mutual fund's use of derivatives. If adopted as proposed, these regulations could potentially limit or impact a Fund's ability to invest in derivatives and negatively affect the Fund's performance and ability to pursue its stated investment objectives.

The effects of derivative instruments, categorized by risk exposure, on the Statements of Assets and Liabilities and the Statements of
Operations, for the period ended December 31, 2016, if applicable, are disclosed in the Fair Value of Derivative Instruments table following each applicable Fund’s Schedule of Investments.

Foreign Currency Exchange Contracts
The Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“FX contracts”). From time to time, certain Funds may enter into FX contracts to hedge certain foreign currency-denominated assets.
FX contracts are recorded at fair value. Certain risks may arise upon entering into these FX contracts from the potential inability

Notes to Financial Statements 97

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2016 of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities.

For the period ended December 31, 2016, the following Funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Funds	Strategies
Moderate Strategy Fund	Return enhancement and hedging
Balanced Strategy Fund	Return enhancement and hedging
Growth Strategy Fund	Return enhancement and hedging
Equity Growth Strategy Fund	Return enhancement and hedging

The Funds’ foreign currency contract notional dollar values outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

		Outstanding Contract Amounts Sold
Quarter Ended	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Moderate Strategy Fund	$11,925,908	$12,092,987	$13,344,920	$13,900,072
Balanced Strategy Fund	54,559,512	54,000,850	56,771,026	57,535,975
Growth Strategy Fund	37,783,937	38,454,643	38,400,638	43,919,756
Equity Growth Strategy Fund	9,998,568	9,943,481	10,231,368	10,694,924
		Outstanding Contract Amounts Bought
Quarter Ended	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Moderate Strategy Fund	$11,825,722	$12,145,299	$13,329,484	$13,987,328
Balanced Strategy Fund	54,017,361	54,321,798	56,769,273	57,909,994
Growth Strategy Fund	37,458,785	38,665,012	38,397,498	44,154,695
Equity Growth Strategy Fund	9,918,782	9,994,189	10,219,041	10,731,908

Options
The Funds may purchase and sell (write) call and put options on securities and securities indices. Such options are traded on a national securities exchange or in an OTC market. The Funds may also purchase and sell (write) call and put options on foreign currencies.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s
Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-
to-market to reflect the current fair value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the underlying instrument above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying instrument.

When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security. When a
Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the
Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

98 Notes to Financial Statements

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2016

The Funds may enter into a swaption (an option on a swap). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

For the period ended December, 2016, the Funds purchased or sold options primarily for the strategies listed below:

Funds	Strategies
Moderate Strategy Fund	Return enhancement and hedging
Balanced Strategy Fund	Return enhancement and hedging
Growth Strategy Fund	Return enhancement and hedging
Equity Growth Strategy Fund	Return enhancement and hedging

The Funds’ options contracts notional amounts fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly activity of options contracts measured by notional in USD.

			Notional of Options Contracts Opened or Closed
Funds		March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Moderate Strategy Fund	Opened	$6,626,578	$8,977,546	$—	$20,011,567
	Closed	—	6,922,093	8,962,206	4,230,562
Balanced Strategy Fund	Opened	17,526,370	37,158,644	49,494,725	62,648,955
	Closed	—	18,307,964	52,217,525	20,623,950
Growth Strategy Fund	Opened	11,890,682	37,249,119	48,116,942	27,123,497
	Closed	—	12,420,951	52,307,316	20,623,950
Equity Growth Strategy Fund	Opened	3,127,497	9,457,675	7,150,219	4,899,478
	Closed	—	3,266,969	9,441,628	1,650,764

Futures Contracts
The Funds may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts).

The face or contract value of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in fair value of the securities held by the Funds and the prices of futures contracts, and the possibility of an illiquid market. Upon entering into a futures contract, the
Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% to 10% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are typically required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

For the period ended December 31, 2016, the following Funds entered into futures contracts primarily for the strategies listed below:

Funds	Strategies
Moderate Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Balanced Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Growth Strategy Fund	Return enhancement, hedging, and exposing cash to markets
Equity Growth Strategy Fund	Return enhancement, hedging, and exposing cash to markets

The Funds' futures contracts notional amounts fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly activity of futures contracts measured by notional in USD.

			Notional of Futures Contracts Opened or Closed
Funds		March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Moderate Strategy Fund	Opened	$5,675,810	$6,298,692	$48,053,432	$29,254,517
	Closed	5,723,478	5,754,530	35,443,830	24,310,946
Balanced Strategy Fund	Opened	29,790,268	30,799,950	82,691,459	81,822,194
	Closed	28,509,871	29,974,647	68,481,720	61,984,207
Growth Strategy Fund	Opened	16,850,689	16,701,723	85,065,487	70,367,251
	Closed	16,319,343	16,744,309	55,717,272	70,241,919
Equity Growth Strategy Fund	Opened	3,368,498	6,085,949	19,211,482	21,623,099
	Closed	3,374,874	4,787,698	13,643,423	19,241,055

Notes to Financial Statements 99

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2016

Swap Agreements
The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis (i.e., the two payment streams are netted out, with the Funds receiving or paying only the net amount of the two payments). When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations to pay or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

The Funds may enter into several different types of swap agreements including credit default, interest rate, total return and currency swaps. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on its obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed or variable payment per period for a payment that is not fixed. Equity swaps are a counterparty agreement where two parties exchange two sets of cash flows on predetermined dates for an agreed upon amount of time. The cash flows will typically be an equity index value swapped with a floating rate such as LIBOR plus or minus a predefined spread. Index swap agreements are a counterparty agreement intended to expose cash to markets or to effect investment transactions consistent with those Funds’
investment objectives and strategies. Currency swaps are a counterparty agreement where two parties exchange specified amounts of different currencies which are followed by each paying the other a series of interest payments that are based on the principal cash flow. At maturity the principal amounts are returned.

The Funds generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date, or for return enhancement. Under most swap agreements entered into by a Fund, the parties' obligations are determined on a "net basis".
The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated.
To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ obligations, if any, with respect to such swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt.

Credit Default Swaps
The Funds may enter into credit default swaps. A credit default swap can refer to corporate issues, government issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. Funds may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Funds may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Funds may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, Funds enter into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow Funds to acquire or reduce credit exposure to a particular issuer, asset or basket of instruments.

As the seller of protection in a credit default swap, a Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event) and the counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

The Funds may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in their portfolios or to take a short position in a debt security, in which case the Fund would function as the counterparty referenced in the preceding paragraph.

100 Notes to Financial Statements

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2016

If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds may use credit default swaps to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Deliverable obligations for credit default swaps on asset-backed securities in most instances are limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or another defined credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and, for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues as of period-end are disclosed in the Schedules of Investments and generally serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-
backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that Funds as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December
31, 2016, for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Credit default swaps could result in losses if the Funds do not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Funds had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, a Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by a Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the creditworthiness of a Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that

Notes to Financial Statements 101

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2016 the Funds will be able to do so, the Funds may be able to reduce or eliminate their exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party.
The Funds may have limited ability to eliminate their exposure under a credit default swap if the credit quality of the reference entity or underlying asset has declined.

For the period ended December 31, 2016, the Funds entered into credit default swaps primarily for the strategies listed below:

Funds	Strategies
Moderate Strategy Fund	Return enhancement, hedging and exposing cash to markets
Balanced Strategy Fund	Return enhancement, hedging and exposing cash to markets
Growth Strategy Fund	Return enhancement, hedging and exposing cash to markets

The Funds' period end credit default swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by notional amounts outstanding at each quarter end.

		Credit Default Swap Notional Amounts Outstanding
Quarter Ended	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Moderate Strategy Fund	$9,000,000	$9,000,000	$6,500,000	$6,500,000
Balanced Strategy Fund	18,200,000	18,200,000	22,700,000	22,700,000
Growth Strategy Fund	—	—	8,500,000	8,500,000

Total Return Swaps
The Funds may enter into index swap agreements to expose cash to markets or to effect investment transactions. Index swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard index swap transaction, the two parties agree to exchange the returns (or differentials in rates of return)
earned or realized on particular investments or instruments.

The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e., a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

For the period ended December 31, 2016, the Funds entered into total return swaps primarily for the strategies listed below:

Funds	Strategies
Moderate Strategy Fund	Return enhancement and hedging
Balanced Strategy Fund	Return enhancement and hedging
Growth Strategy Fund	Return enhancement and hedging
Equity Growth Strategy Fund	Return enhancement and hedging

The Funds' period end total return swap contract notional amounts outstanding fluctuate throughout the fiscal year as required to meet strategic requirements. The following table illustrates the quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by base notional amounts outstanding at each quarter end.

		Total Return Swap Notional Amounts Outstanding
Quarter Ended	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Moderate Strategy Fund	$1,082,743	$1,169,001	$1,600,056	$1,257,215
Balanced Strategy Fund	3,141,452	3,391,718	4,600,303	1,479,749
Growth Strategy Fund	6,499,453	7,017,236	8,200,141	2,811,836
Equity Growth Strategy Fund	1,516,838	1,637,679	1,600,056	—

Master Agreements
Certain Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”)
with counterparties that govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination and default include conditions that may entitle either party to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.
Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different ISDA Master Agreement, resulting in the need for multiple

102 Notes to Financial Statements

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2016 agreements with a single counterparty. As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties.
The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase and reverse repurchase agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Disclosure about Offsetting Assets and Liabilities
Balance sheet disclosure is based on various netting agreements between brokers and counterparties, such as ISDA Master
Agreements, Master Repo Agreements and Master Forward Agreements. Certain Funds utilized multiple counterparties. The quantitative disclosure begins with disaggregation of counterparties by legal entity and the roll up of the data to reflect a single counterparty in the table within the Funds’ financial statements. Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Guarantees
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk
In the normal course of business, the Funds and Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform
(credit risk). Similar to credit risk, the Funds and Underlying Funds may also be exposed to counterparty risk or risk that an institution or other entity with which the Funds or Underlying Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the Funds' or Underlying Funds' financial statements (the “Assets”).
The Assets consist principally of cash due from counterparties and investments. The extent of the Funds' and Underlying Funds'
exposure to market, credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the
Funds' and Underlying Funds' Statements of Assets and Liabilities.

Global economies and financial markets are becoming increasingly interconnected and political and economic conditions (including recent instability and volatility) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. As a result, issuers of securities held by a Fund or an Underlying
Fund may experience significant declines in the value of their assets and even cease operations. Such conditions and/or events may not have the same impact on all types of securities and may expose a Fund or an Underlying Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held. This could cause a Fund or an Underlying Fund to underperform other types of investments.
3. Investment Transactions

Securities
During the period ended December 31, 2016, purchases and sales of investment securities (excluding short-term investments, options and futures) were as follows:

Notes to Financial Statements 103

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2016

	Purchases	Sales
Moderate Strategy Fund	$41,496,963	$44,890,636
Balanced Strategy Fund	53,501,132	71,123,525
Growth Strategy Fund	35,866,837	39,184,687
Equity Growth Strategy Fund	9,718,074	12,279,048

4. Related Party Transactions, Fees and Expenses

Adviser, Administrator, Transfer and Dividend Disbursing Agent
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Funds, including developing the investment program for each Fund and managing each Fund's overall exposures. RIFUS is the Funds' administrator and transfer agent. RIFUS, in its capacity as the Funds' administrator, provides or oversees the provision of all administrative services for the Funds. RIFUS, in its capacity as the Funds' transfer agent and dividend disbursing agent, is responsible for providing transfer agency and dividend disbursing services to the Funds. RIM is an indirect, wholly-owned subsidiary of Russell
Investments Group, Ltd., a Cayman company.

The Funds are permitted to invest their cash (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the U.S. Cash Management Fund, an unregistered fund advised by RIM. As of December 31, 2016, the Funds had invested $4,054,804 in the U.S. Cash Management Fund.

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or which the Fund controls, is controlled by or is under common control with. See each Fund’s Related Party Transactions, Fees and Expenses for
disclosure of transactions with affiliated companies.

The advisory fee of 0.20% is based upon the average daily net assets of each Fund and the administrative fee of up to 0.0425%
is based on the combined average daily net assets of the Funds. Advisory and administration fees are paid monthly. The following table shows the total amount of each of these fees paid by the Funds for the period ended December 31, 2016:

	Advisory	Administrative
Moderate Strategy Fund	$221,675	$47,106
Balanced Strategy Fund	563,623	119,770
Growth Strategy Fund	399,211	84,832
Equity Growth Strategy Fund	94,570	20,096

RIM has agreed to certain waivers of its advisory fees as follows:

For the Moderate Strategy Fund, RIM has contractually agreed, until April 30, 2017, to waive up to the full amount of its 0.20%
advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.11% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

For the Balanced Strategy Fund, RIM has contractually agreed, until April 30, 2017, to waive up to the full amount of its 0.20%
advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.11% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

For the Growth Strategy Fund, RIM has contractually agreed, until April 30, 2017, to waive up to the full amount of its 0.20% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12%
of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

For the Equity Growth Strategy Fund, RIM has contractually agreed, until April 30, 2017, to waive up to the full amount of its
0.20% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level
104 Notes to Financial Statements

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2016 expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Fund invests, including the Underlying Funds, which are borne indirectly by the Fund. This waiver and reimbursement may not be terminated during the relevant period except with Board approval.

For the period ended December 31, 2016, RIM waived/reimbursed the following expenses:

	Waiver	Reimbursement	Total
Moderate Strategy Fund	$221,676	$26,337	$248,013
Balanced Strategy Fund	532,665	—	532,665
Growth Strategy Fund	369,210	—	369,210
Equity Growth Strategy Fund	94,570	40,447	135,017

RIM does not have the ability to recover amounts waived or reimbursed from previous periods.

RIFUS is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services.
RIFUS retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. The following shows the total amount of this fee paid by the Funds for the period ended December 31,
2016:

Amount
Moderate Strategy Fund	$4,877
Balanced Strategy Fund	12,400
Growth Strategy Fund	8,783
Equity Growth Strategy Fund	2,081

Distributor
Russell Investments Financial Services, LLC, (the “Distributor”), a wholly-owned subsidiary of RIM, is the distributor for the
Investment Company pursuant to a distribution agreement with the Investment Company. The Distributor receives no compensation from the Investment Company for its services.

Board of Trustees
The Russell Investments Fund Complex consists of RIC, which has 42 funds and RIF, which has 9 funds. Each of the Trustees is a
Trustee of RIC and RIF. The Russell Investments Fund Complex compensates each Trustee who is not an employee of RIM or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each Fund based on its net assets relative to other funds in the Russell Investments Fund Complex.

For the period ended December 31, 2016, the total amount of regular and special compensation paid to the Trustees by the Russell
Investments Fund Complex was $1,462,250.
5. Federal Income Taxes
At December 31, 2016, the Funds did not have any capital losses available for carryforwards.
6. Record Ownership
As of December 31, 2016, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund.

	# of Shareholders	%
Moderate Strategy Fund	1	91.6
Balanced Strategy Fund	1	91.4
Growth Strategy Fund	1	88.7
Equity Growth Strategy Fund	2	97.4

Notes to Financial Statements 105

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2016

7. Pending Legal Proceedings
On October 17, 2013, Fred McClure filed a derivative lawsuit against RIM on behalf of ten RIC funds, some of which are Underlying
Funds in which the Funds invest: the Russell Commodity Strategies Fund, Russell Emerging Markets Fund, Russell Global Equity
Fund, Russell Global Infrastructure Fund, Russell Global Opportunistic Credit Fund, Russell International Developed Markets
Fund, Russell Multi-Strategy Alternative Fund (liquidated in 2016), Russell Strategic Bond Fund, Russell U.S. Small Cap Equity
Fund and Russell Global Real Estate Securities Fund. The lawsuit, which was filed in the United States District Court for the
District of Massachusetts, seeks recovery under Section 36(b) of the Investment Company Act, as amended, for the Funds’ alleged payment of excessive investment management fees to RIM. On December 8, 2014, Fred McClure filed a second derivative lawsuit in the United States District Court for the District of Massachusetts. This second suit involves the same ten RIC Funds, and the allegations are similar, although the second suit adds a claim alleging that RIFUS charged the funds excessive administrative fees under Section 36(b). The plaintiff seeks on behalf of the Funds recovery of the amount of the allegedly excessive compensation or payments received from these ten RIC Funds and earnings that would have accrued to plaintiff had that compensation not been paid or, alternatively, rescission of the contracts and restitution of all excessive fees paid, for a period commencing one year prior to the filing of the lawsuit through the date of the trial. On November 15, 2016, the Court granted RIM's and RIFUS's motion for summary judgment with respect to the Russell Multi-Strategy Alternative Fund and granted the motion in part with respect to the other nine
RIC Funds. A trial with respect to plaintiff's claims on behalf of the remaining nine RIC Funds is currently scheduled to commence in March 2017. RIM and RIFUS are vigorously defending the actions.
8. Custodian Fee Reimbursement
During the period ended December 31, 2016, several of the Funds received a reimbursement from State Street Bank for overbilling of custody out-of-pocket fees from prior years. The table below provides a summary of actual custodian fees for the current fiscal year prior to the reimbursement as well as the impact of the fee reimbursement to each Fund's custodian fee as presented in the
Statement of Operations.

			Net Custodian Fees as
	Custodian Fees Before		disclosed in the Statement of
	Reimbursement	Fee Reimbursement	Operations
Moderate Strategy Fund	$30,478	$959	$29,519
Balanced Strategy Fund	41,998	959	41,039
Growth Strategy Fund	29,219	959	28,260
Equity Growth Strategy Fund	26,539	959	25,580

9. Subsequent Events
Management has evaluated the events and /or transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments to the financial statements or additional disclosures.

106 Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Russell Investment Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund and Equity Growth Strategy Fund (four of the portfolios constituting Russell Investment Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”)
are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with brokers and transfer agents, provide a reasonable basis for our opinion.

Seattle, Washington
February 15, 2017

Report of Independent Registered Public Accounting Firm 107

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Tax Information — December 31, 2016 (Unaudited)

For the tax year ended December 31, 2016, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2017 will show the tax status of all distributions paid to your account in calendar year 2016.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Moderate Strategy	4.8%
Balanced Strategy	12.4%
Growth Strategy	19.3%
Equity Growth Strategy	24.8%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2016:

Moderate Strategy	$4,738,925
Balanced Strategy	$4,457,346
Growth Strategy	$313,789
Equity Growth Strategy	$34,062

108 Tax Information

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Shareholder Requests for Additional Information — December 31, 2016 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each fiscal year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; (ii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iii) at the Securities and Exchange Commission’s Office of
Investor Education and Advocacy (formerly, the Public Reference room).

The Board has delegated to RIM, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds and Underlying Funds may be invested. RIM has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the
P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’
Statement of Additional Information (“SAI”). The SAI and information regarding how the Funds and Underlying Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2016 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354; and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of the RIF prospectus and each annual and semi-annual report will be sent to contract owners at the same address. If you would like to receive a separate copy of these documents, please contact your Insurance Company. If you currently receive multiple copies of the prospectus, annual report and semi-annual report and would like to request to receive a single copy of these documents in the future, please contact your insurance company.

Some insurance companies may offer electronic delivery of the Funds’ prospectuses and annual and semi-annual reports. Please contact your insurance company for further details.

Financial statements of the Underlying Funds can be obtained at no charge by calling the Funds at (800)787-7354.

Shareholder Requests for Additional Information 109

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers — December 31, 2016
(Unaudited)

The following tables provide information for each officer and trustee of the Russell Investments Fund Complex. The Russell Investments
Fund Complex consists of Russell Investment Company (“RIC”), which has 42 funds and Russell Investment Funds (“RIF”), which has 9 funds. Each of the trustees is a trustee of RIC and RIF. The first table provides information for the independent trustees.
The second table provides information for the Trustee Emeritus. The third table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Ms. Burgermeister has had experience as a certified public accountant and as a member of boards of directors/trustees of other investment companies; Mr.
Connealy has had experience with other investment companies and their investment advisers, first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies, and has been determined by the Board to be an “audit committee financial expert”; Ms. Krysty has had business, financial and investment experience as the founder and senior executive of a registered investment adviser focusing on high net worth individuals as well as a certified public accountant and a member of the boards of other corporations and non-profit organizations; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; and Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies. Effective June 30,
2016, Ms. Sandra Cavanaugh retired from Russell Investments and resigned her position as an Interested Trustee of the Trust.

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Investments	During the
				Fund	Past 5 Years
Complex
Overseen
by Trustee
INDEPENDENT TRUSTEES

Thaddas L. Alston,	Trustee since 2006	Appointed until	Senior Vice President, Larco	51	Until October
Born April 7, 1945		successor is	Investments, Ltd. (real estate firm)		2015, Trustee,
1301 Second Avenue,		duly elected and			Russell Exchange
18th Floor, Seattle, WA		qualified			Traded Funds
98101					Trust

110 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued — December
31, 2016 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Investments	During the
				Fund	Past 5 Years
Complex
Overseen
by Trustee
Kristianne Blake,	Trustee since 2000	Appointed until	• Director and Chairman of the	51	• Director, Avista
Born January 22, 1954	Chairman since 2005	successor is	Audit Committee, Avista Corp		Corp (electric
1301 Second Avenue,		duly elected and	(electric utilities)		utilities)
18th Floor, Seattle, WA		qualified	• Regent, University of		• Until June 30,
98101		Approved annually	Washington		2014, Director,
			• President, Kristianne Gates		Ecova (total
			Blake, P.S. (accounting services)		energy and
			• Until June 30, 2014, Director,		sustainability
			Ecova (total energy and		management)
			sustainability management)		• Until December
			• Until December 31, 2013,		31, 2013,
			Trustee and Chairman of		Trustee,
			the Operations Committee,		Principal
			Principal Investors Funds and		Investors Funds
			Principal Variable Contracts		(investment
			Funds (investment company)		company)
			• From April 2004 through		• Until December
			December 2012, Director, Laird		31, 2013,
			Norton Wealth Management		Trustee Principal
			and Laird Norton Tyee Trust		Variable
			(investment company)		Contracts Funds
(investment
company)
• From April
2004 through
December 2012,
Director, Laird
Norton Wealth
Management and
Laird Norton
Tyee Trust
(investment
company)
• Until October
2015, Trustee,
Russell
Exchange
Traded Funds
Trust

* Each Trustee is subject to mandatory retirement at age 75.

Disclosure of Information about Fund Trustees and Officers 111

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued — December
31, 2016 (Unaudited)

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Investments	During the
				Fund	Past 5 Years
Complex
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Cheryl Burgermeister,	Trustee since 2012	Appointed until	• Retired	51	• Trustee and
Born June 26, 1951		successor is	• Trustee and Chairperson of		Chairperson of
1301 Second Avenue,		duly elected and	Select Sector SPDR Funds		Select Sector
18th Floor, Seattle, WA		qualified	(investment company)		SPDR Funds
98101			• Until December 31, 2014,		(investment
			Chairperson of Audit		company)
			Committee, Select Sector SPDR		• Until May
			Funds (investment company)		6, 2016,
Trustee, ALPS
Series Trust
(investment
company)
• Until December
31, 2014,
Chairperson
of Audit
Committee,
Select Sector
SPDR Funds
(investment
company)
• Until October
2015, Trustee,
Russell
Exchange
Traded Funds
Trust

Daniel P. Connealy,	Trustee since 2003	Appointed until	• Retired	51	Until October
Born June 6, 1946	Chairman of the	successor is	• June 2004 to June 2014, Senior		2015, Trustee,
1301 Second Avenue,	Audit Committee	duly elected and	Vice President and Chief		Russell Exchange
18th Floor, Seattle, WA	since 2015	qualified	Financial Officer, Waddell		Traded Funds
98101		Appointed until	& Reed Financial, Inc.		Trust
		successor is	(investment company)
duly elected and
qualified

Katherine W. Krysty,	Trustee since 2014	Appointed until	• Retired	51	Until October
Born December 3, 1951		successor is	• January 2011 through March		2015, Trustee,
1301 Second Avenue		duly elected and	2013, President Emerita, Laird		Russell Exchange
18th Floor, Seattle, WA		qualified	Norton Wealth Management		Traded Funds
98101			(investment company)		Trust

112 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued — December
31, 2016 (Unaudited)

	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Name,	With Fund and	of	During the	Portfolios	Directorships
Age,	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
Address	Time Served			Investments	During the
				Fund	Past 5 Years
Complex
Overseen
by Trustee

INDEPENDENT TRUSTEES (continued)
Raymond P. Tennison,	Trustee since 2000	Appointed until	• Retired	51	Until October
Jr., Born December 21,	Chairman of	successor is	• From January 2008 to December		2015, Trustee,
1955	the Nominating	duly elected and	2011, Vice Chairman of the		Russell Exchange
1301 Second Avenue	and Governance	qualified	Board, Simpson Investment		Traded Funds
18th Floor, Seattle, WA	Committee since	Appointed until	Company (paper and forest		Trust
98101	2007	successor is	products)
duly elected and
qualified

Jack R. Thompson,	Trustee since 2005	Appointed until	• Retired	51	• Until October
Born March 21, 1949	Chairman of	successor is			2015, Trustee,
1301 Second Avenue,	the Investment	duly elected and			Russell
18th Floor, Seattle, WA	Committee since	qualified			Exchange
98101	2015	Appointed until			Traded Funds
		successor is			Trust
duly elected and
qualified

* Each Trustee is subject to mandatory retirement at age 75.

Name,	Position(s) Held	Term	Principal Occupation(s)	No. of	Other
Age,	With Fund and	of	During the	Portfolios	Directorships
Address	Length of	Office *	Past 5 Years	in Russell	Held by Trustee
	Time Served			Investments	During the
				Fund	Past 5 Years
Complex
Overseen
by Trustee

TRUSTEE EMERITUS

George F. Russell, Jr.,	Trustee Emeritus and	Until resignation or	• Director Emeritus, RIM	51	None
Born July 3, 1932	Chairman Emeritus	removal
1301 Second Avenue,	since 1999
18th Floor, Seattle, WA
98101

Disclosure of Information about Fund Trustees and Officers 113

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued — December
31, 2016 (Unaudited)

Name,	Positions(s) Held	Term	Principal Occupation(s)
Age,	With Fund and	of	During the
Address	Length of	Office	Past 5 Years
Time Served
OFFICERS
Cheryl Wichers,	Chief Compliance	Until removed	• Chief Compliance Officer, RIC and RIF
Born December 16,	Officer since 2005	by Independent	• Chief Compliance Officer, Russell Investments Fund Services, LLC
1966		Trustees	(“RIFUS”) and U.S. One Inc.
1301 Second Avenue			• 2005 to 2011 Chief Compliance Officer, RIM
18th Floor, Seattle, WA
98101

Mark E. Swanson,	President and Chief	Until successor	• Global Head of Fund Services, Russell Investments
Born November 26,	Executive Officer	is chosen and	• President, CEO, Treasurer, Chief Accounting Officer and CFO, RIC
1963	since 2016	qualified by	and RIF
1301 Second Avenue	Treasurer and Chief	Trustees	• Director, President and CEO, RIFUS
18th Floor, Seattle, WA	Accounting Officer		• Director, RIM, Russell Investments Trust Company (“RITC”) and
98101	since 1998		Russell Investments Financial Services, LLC (“RIFIS”)
• October 2011 to December 2013, Head of North America Operations
Russell Investments
• May 2009 to October 2011, Global Head of Fund Operations, Russell
Investments

Jeffrey T. Hussey,	Chief Investment	Until removed by	• Global Chief Investment Officer, Russell Investments
Born May 2, 1969	Officer since 2013	Trustees	• Chief Investment Officer, RIC and RIF
1301 Second Avenue,			• Chairman of the Board, President and CEO, RIM
18th Floor, Seattle WA			• Director, RITC, Russell Investments Implementation Services, LLC
98101			and Russell Investments Delaware, LLC
• Board of Managers, Russell Investments Funds Management, LLC
• 2003 to 2013 Chief Investment Officer, Fixed Income, Russell
Investments

Mary Beth R. Albaneze,	Secretary since 2010	Until successor	• Associate General Counsel, Russell Investments
Born April 25, 1969		is chosen and	• Secretary, RIM, RIFUS and RIFIS
1301 Second Avenue,		qualified by	• Secretary and Chief Legal Officer, RIC and RIF
18th Floor, Seattle, WA		Trustees	• Assistant Secretary, Russell Investments Insurance Agency, LLC
98101			(“RIIA”)(insurance agency) and U.S. One Inc.

114 Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds
LifePoints® Funds Variable Target Portfolio Series

Adviser and Service Providers — December 31, 2016

Independent Trustees	Administrator, Transfer and Dividend Disbursing
Thaddas L. Alston	Agent
Kristianne Blake	Russell Investments Fund Services, LLC
Cheryl Burgermeister	1301 Second Avenue
Daniel P. Connealy	Seattle, WA 98101
Katherine W. Krysty
Raymond P. Tennison, Jr.	Custodian
Jack R. Thompson	State Street Bank and Trust Company
1 Heritage Drive
Trustee Emeritus	North Quincy, MA 02171
George F. Russell, Jr.	Office of Shareholder Inquiries
Officers	1301 Second Avenue
Mark E. Swanson, President, CEO, Treasurer and Chief	Seattle, WA 98101
Accounting Officer and CFO	(800) 787-7354
Cheryl Wichers, Chief Compliance Officer
Jeffrey T. Hussey, Chief Investment Officer	Legal Counsel
Mary Beth R. Albaneze, Secretary	Dechert LLP
One International Place, 40th Floor
Adviser	100 Oliver Street
Russell Investment Management, LLC	Boston, MA 02110
1301 Second Avenue
Seattle, WA 98101	Distributor
Russell Investments Financial Services, LLC
1301 Second Avenue
Seattle, WA 98101
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1420 5th Avenue, Suite 2800
Seattle, WA 98101

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by
Prospectus, which includes details as to offering price and other material information.

Adviser and Service Providers 115

Russell Investment Funds
1301 Second Avenue
Seattle, Washington 98101
800-787-7354
Fax: 206-505-3495

Russell Investments

Item 2. Code of Ethics. [Annual Report Only]

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer
(“Code”).

(b) That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2) full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission
(“SEC”) and in other public communications made by each Mutual Fund;

3) compliance with applicable laws and governmental rules and regulations;

4) the prompt internal reporting to an appropriate person or persons identified in the
Code of violations of the Code; and

5) accountability for adherence to the Code.

(c) The Code was restated as of August 2015; the restatement did not involve any material change.

(d) As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e) Not applicable.

(f) The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert. [Annual Report Only]

Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. Daniel P. Connealy has been determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4. Principal Accountant Fees and Services. [Annual Report Only]
Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:
2015 $251,533
2016 $263,210

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2015	$89,567	Tax auditing services
2016	$93,996	Tax auditing services

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services

2015	$75,488	Tax filing services
2016	$79,262	Tax filing services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services

2015	$0
2016	$0

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Funds
Audit and Non-Audit Services Pre-Approval Policy
Effective Date: August 30, 2016

I. Statement of Purpose.

This Policy has been adopted by the joint Audit Committee (the “Audit Committee”) of Russell
Investment Company (“RIC”) and Russell Investment Funds (“RIF”) to apply to any and all engagements of the independent auditor to RIC and RIF, respectively, for audit, non-audit, tax or other services. The term “Fund” shall collectively refer to each series of RIC and RIF. The term “Investment Adviser” shall refer to the Funds’ advisor, Russell Investment Management,
LLC (“RIM”). This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II. Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Funds’ Board of
Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Funds. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services such as audit-related, tax and other services (“non-audit services”)
performed by the independent auditor for the Funds to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent in light of the services it provides to a Fund, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Funds would be deemed impaired if the auditor provides a service whereby it:

· Functions in the role of management of the Funds, the adviser of the Funds or any other affiliate* of the Funds;
· Is in the position of auditing its own work; or
· Serves in an advocacy role for the Funds, the adviser of the Funds or any other affiliate of the Funds.

Accordingly, it is the Funds’ policy that the independent auditor for the Funds must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Funds. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Funds of their independent auditor, whether for audit, audit-
related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the fund on a case-by-case basis (“specific pre-approval”).

* For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-
adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

The Funds’ Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Funds’ independent auditor. The Funds’ Audit and Non-Audit Pre-
Approved Services Schedule lists the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Funds that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit
Committee will take into account the ratio between the total amounts paid for audit, audit-
related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III. Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.

IV. Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Funds require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Funds for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Funds’ systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-
approval to other audit services, which are those services that only the independent auditor reasonably can provide. These services are generally related to the issuance of an audit opinion, and may include statutory audits and services associated with the Funds’ SEC registration statement on Form N-1A, periodic reports and documents filed with or information requested by the SEC or other regulatory or self-regulatory organizations, or other documents issued in connection with the Funds’ securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services Schedule. All other audit services not listed in Schedule
A of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-
approved by the Audit Committee or its delegate.

V. Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Funds, or the separate financial statements for a series of the Funds that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services.
“Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements, including those under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the
Audit and Non-Audit Pre-Approved Services Schedule. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

VI. Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the
Funds, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services.
Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal
Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds’ investments outside the United States. The Audit Committee will consult with the
Treasurer of the Funds or outside counsel to determine that the Funds’ tax planning and reporting positions are consistent with this policy.

The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and
Non-Audit Pre-Approved Services Schedule. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

VII. All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted.
Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule
D of the Audit and Non-Audit Pre-Approved Services Schedule. Permissible “all other services”
not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services Schedule must be specifically pre-approved by the Audit Committee or its delegate.

A list of the SEC’s prohibited non-audit services are as follows:

· Bookkeeping or other services relating to the accounting records or financial statements of the Funds

· Financial information system design and implementation

· Appraisal or valuation services, fairness opinions or contribution-in-kind reports

· Actuarial services

· Internal audit outsourcing services

· Management functions

· Human resources services

· Broker-dealer, investment adviser or investment banking services

· Legal services unrelated to the audit

· Expert services unrelated to the audit

The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the
Funds, or the Investment Adviser, authorize the independent auditor for the Funds to provide prohibited non-audit services.

VIII. De Minimis Waiver.

In accordance with the Act and SEC regulations, notwithstanding anything in this Policy to the contrary, the pre-approval requirements of this Policy are waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided:

(a) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by RIC or RIF, as applicable, to the independent auditor during the fiscal year in which the services were provided;

(b) Such services were not recognized by the Funds at the time of the engagement to be non-audit services requiring pre-approval by the Audit Committee or its delegate; and

(c) Such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its delegate prior to the completion of the audit, pursuant to the pre-approval provisions of this Policy.

In connection with the approval of any non-audit service pursuant to this de minimis exception, a record shall be made indicating that each of the conditions for this exception has been satisfied.

IX. Pre-Approval Fee Levels or Budgeted Amounts.

Pre-approved fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee (separate amounts may be specified for the Funds and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-
approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for audit, audit-related, and tax services for the Funds (including any audit-related or tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as
“all other services” for the Funds (including any such services for affiliates subject to pre-
approval by the Audit Committee or its delegate).

X. Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF
Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Funds who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit
Committee will be informed not less frequently than quarterly by the Chairperson of the
Clearance Committee of any such services rendered by the independent auditor for the Funds and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit
Committee will be submitted to the Audit Committee by both the independent auditor and the
Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application does not involve a prohibited non-audit service and is consistent with the
SEC’s rules governing auditor independence.

Russell Investments’ Internal Audit Department and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the
Internal Audit Department or an officer of RIC or RIF.

XI. Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the independent auditor’s continuing independence from the Funds and their affiliates. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF, RIM and their subsidiaries and affiliates, consistent with the Public Company Accounting Oversight
Board’s Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
Regulation S-X is as follows:

Audit Fees	0%
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:
2015 $0
2016 $0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation
S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. [Not Applicable]

Item 6. [Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9. [Not Applicable]

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures

(a) Registrant's principal executive officer and principal financial officer has concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on his evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant's internal control over financial reporting.

Item 12. Exhibit List

(a) Registrant’s code of ethics described in Item 2

(b) Certification for principal executive officer and principal financial officer of
Registrant as required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Funds

By: /s/ Mark E. Swanson
Mark E. Swanson
President, Chief Executive Officer, Treasurer, Chief Accounting Officer and Chief
Financial Officer, Russell Investment Funds

Date: February 17, 2017